EXHIBIT 10.50(d)
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                             PARTICIPATION AGREEMENT

                    (ATLANTIC COAST AIRLINES TRUST NO. _____)

                         Dated as of September 30, 1997

                                      among

                            ATLANTIC COAST AIRLINES,
                      Lessee and Initial Owner Participant

                       STATE STREET BANK AND TRUST COMPANY
                      OF CONNECTICUT, NATIONAL ASSOCIATION,
               not in its individual capacity (except as otherwise
               expressly set forth herein) but solely as trustee,
                                  Owner Trustee

                      THE FIRST NATIONAL BANK OF MARYLAND,
               not in its individual capacity (except as otherwise expressly set forth herein) but solely as trustee,
                                Indenture Trustee

                      THE FIRST NATIONAL BANK OF MARYLAND,
                              Pass-Through Trustee

                                       and

                       THE FIRST NATIONAL BANK OF MARYLAND
                               Subordination Agent

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                        LEVERAGED LEASE OF ONE CANADAIR REGIONAL JET SERIES 200 ER AIRCRAFT
                    SERIAL NO. _____, REGISTRATION NO. _____

===================================================================================================================








                                TABLE OF CONTENTS

                                                                                                               Page

Initial Recitals..................................................................................................1

ARTICLE 1  DEFINITIONS............................................................................................3


ARTICLE 2  ISSUANCE OF PASS-THROUGH CERTIFICATES; ISSUANCE AND PURCHASE OF CERTIFICATES...........................3

Section 2.01. Transfer of Funds...................................................................................3
Section 2.02.  Certificates.......................................................................................4
Section 2.03. Amendments on Delivery or Transfer Date.............................................................5

ARTICLE 3  PARTICIPATION IN INVESTMENT ON DELIVERY DATE; DELIVERY OF AIRCRAFT.....................................6

Section 3.01. Lessee's Notice of Delivery Date....................................................................6
Section 3.02. Commitments to Participate in Purchase Price........................................................6
Section 3.03.  Reserved...........................................................................................8
Section 3.04.  Reserved...........................................................................................8
Section 3.05. Postponement of Delivery Date.......................................................................8
Section 3.06. Closing.............................................................................................9

ARTICLE 4  CONDITIONS PRECEDENT...................................................................................9

Section 4.01. Conditions Precedent (Certificate Closing Date).....................................................9
Section 4.02. Conditions Precedent (Delivery Date)...............................................................16
Section 4.03. Opinion of Special Aviation Counsel Upon Registration..............................................24

ARTICLE 5  CONDITIONS PRECEDENT TO LESSEE'S OBLIGATIONS..........................................................24

Section 5.01. Conditions Precedent to Lessee's Obligations.......................................................24

ARTICLE 6  LESSEE'S REPRESENTATIONS, WARRANTIES AND COVENANTS....................................................24

Section 6.01. Lessee's Representations and Warranties............................................................24
Section 6.02. Offering by Lessee.................................................................................29
Section 6.03. Certain Covenants of Lessee........................................................................30
Section 6.04. Survival of Representations and Warranties.........................................................36

ARTICLE 7  OTHER PARTIES' REPRESENTATIONS, WARRANTIES AND COVENANTS..............................................36

Section 7.01.  Reserved..........................................................................................36
Section 7.02.  Citizenship.......................................................................................36
Section 7.03.  Concerning Assignment of Interests of Owner Participant...........................................37
Section 7.04. Representations, Covenants and Warranties of      and the Owner Trustee............................37
Section 7.05. Representations, Warranties and Covenants of the Indenture Trustee.................................39
Section 7.06. Indenture Trustee's Notice of Default..............................................................41
Section 7.07. Releases from Indenture............................................................................41
Section 7.08. Covenant of Quiet Enjoyment........................................................................41
Section 7.09.  Pass-Through Trustee's Representations and Warranties.............................................41
Section 7.10. Survival of Representations, Warranties and Covenants..............................................42
Section 7.11. Lessee's Assumption of the Certificates............................................................42
Section 7.12.  Indebtedness of Owner Trustee.....................................................................44
Section 7.13.  Compliance with Trust Agreement, Etc..............................................................44
Section 7.14. Subordination Agent's Representations, Warranties and Covenants....................................45

ARTICLE 8  TAXES.................................................................................................47

Section 8.01.  Lessee's Obligation to Pay Taxes..................................................................47
Section 8.02. After-Tax Basis....................................................................................51
Section 8.03. Time of Payment....................................................................................52
Section 8.04. Contests...........................................................................................52
Section 8.05.  Refunds...........................................................................................54
Section 8.06. Lessee's Reports...................................................................................55
Section 8.07.  Survival of Obligations...........................................................................55
Section 8.08. Payment of Taxes...................................................................................56
Section 8.09.  Reimbursements by Indemnitees Generally...........................................................56
Section 8.10.  Special Indemnity.................................................................................56
Section 8.11.  Verification......................................................................................56

ARTICLE 9  GENERAL INDEMNITY.....................................................................................56

Section 9.01. Generally..........................................................................................56
Section 9.02.  After-Tax Basis...................................................................................60
Section 9.03. Subrogation........................................................................................60
Section 9.04. Notice and Payment.................................................................................60
Section 9.05. Refunds............................................................................................61
Section 9.06. Defense of Claims..................................................................................61
Section 9.07. Survival of Obligations............................................................................62
Section 9.08. Effect of Other Indemnities........................................................................62
Section 9.09. Interest...........................................................................................62
Section 9.10. Special Indemnity..................................................................................62

ARTICLE 10  TRANSACTION COSTS....................................................................................63

Section 10.01. Transaction Costs and Other Costs.................................................................63

ARTICLE 11  SUCCESSOR OWNER TRUSTEE..............................................................................65

Section 11.01. Appointment of Successor Owner Trustee............................................................65

ARTICLE 12  LIABILITIES AND INTERESTS OF THE OWNER PARTICIPANT AND HOLDERS.......................................66

Section 12.01. Liabilities of the Owner Participant..............................................................66
Section 12.02. Interest of Holders of Certificates...............................................................67

ARTICLE 13  OTHER DOCUMENTS......................................................................................67

Section 13.01. Consent of Lessee to Other Documents..............................................................67
Section 13.02. Further Assurances................................................................................67
Section 13.03.  Pass-Through Trustee's and Subordination Agent's Acknowledgment..................................67

ARTICLE 14  NOTICES..............................................................................................68

Section 14.01. Notices...........................................................................................68

ARTICLE 15  REFINANCING/REOPTIMIZATION...........................................................................69

Section 15.01. Refinancing.......................................................................................69
Section 15.02.  Reoptimization...................................................................................72

ARTICLE 16 CONFIDENTIALITY.......................................................................................73

Section 16.01. Confidentiality...................................................................................73

ARTICLE 17  MISCELLANEOUS........................................................................................74

Section 17.01.  Reserved.........................................................................................74
Section 17.02. Collateral Account................................................................................74
Section 17.03. Counterparts......................................................................................75
Section 17.04. No Oral Modifications.............................................................................75
Section 17.05. Captions..........................................................................................75
Section 17.06. Successors and Assigns............................................................................76
Section 17.07. Concerning the Owner Trustee, Indenture Trustee and the Pass-Through Trustee......................76
Section 17.08. Severability......................................................................................76
Section 17.09. Public Release of Information.....................................................................76
Section 17.10. Certain Limitations on Reorganization.............................................................77
Section 17.11. GOVERNING LAW.....................................................................................77
Section 17.12. Section 1110 Compliance...........................................................................77
Section 17.13. Reliance of Liquidity Providers...................................................................77



SCHEDULE I                          Definitions
SCHEDULE II                         Certificate Information
SCHEDULE III                        Debt Portion
SCHEDULE IV                         Mandatory Economic Terms
SCHEDULE V                          Mandatory Document Terms
EXHIBIT A(1)(a)                     Opinion of Lessee's Counsel (Certificate Closing Date)
EXHIBIT A(1)(b)                     Opinion of Lessee's Special Counsel (Certificate Closing Date)
EXHIBIT A(2)(a)                     [Reserved]
EXHIBIT A(2)(b)                     [Reserved]
EXHIBIT A(3)                        Opinion of Indenture Trustee's Special Counsel
EXHIBIT A(4)(a)                     Opinion of Owner Trustee's Special Counsel (Certificate Closing Date)
EXHIBIT A(5)                        Opinion of Pass-Through Trustee's and Subordination Agent's Special Counsel
EXHIBIT A(6)(A)                     Opinion of Liquidity Provider's Counsel
EXHIBIT A(6)(b)                     Opinion of Liquidity of Provider's Special Counsel
EXHIBIT A(7)                        [Reserved]
EXHIBIT A(8)                        [Reserved]
EXHIBIT B                           Lease Agreement
EXHIBIT C                           Trust Indenture and Security Agreement
EXHIBIT D                           Trust Agreement
EXHIBIT E                           Purchase Agreement Assignment with PAA Consent
EXHIBIT F                           Engine Warranty Assignment with Engine Manufacturer's Consent










                             PARTICIPATION AGREEMENT
                   (ATLANTIC COAST AIRLINES TRUST NO. ______)


         PARTICIPATION  AGREEMENT  (ATLANTIC  TRUST AIRLINES TRUST NO.  _______)
dated as of September 30, 1997 (this "Agreement") among ATLANTIC COAST AIRLINES, a California  corporation  (herein,  together with its  successors and permitted assigns,  the "Lessee" and the "Initial Owner  Participant"),  STATE STREET BANK
AND TRUST  COMPANY OF  CONNECTICUT,  NATIONAL  ASSOCIATION,  a national  banking association,  not in its  individual  capacity,  except as  otherwise  expressly stated herein, but solely as owner trustee under the Trust Agreement referred to below (in such capacity as trustee,  together with its  successors and permitted assigns,  the "Owner Trustee"),  THE FIRST NATIONAL BANK OF MARYLAND, a national banking  association,  not in  its  individual  capacity,  except  as  otherwise expressly  stated  herein,  but solely as indenture  trustee under the Indenture referred to below (in such capacity as trustee, together with its successors and permitted  assigns,  the  "Indenture  Trustee"),  THE  FIRST  NATIONAL  BANK  OF
MARYLAND, a national banking association, not in its individual capacity, except as otherwise expressly stated herein, but solely as pass-through trustee of four separate  Pass-Through  Trusts (in such  capacity as trustee,  together with its successors and permitted  assigns,  the "Pass-Through  Trustee"),  and THE FIRST
NATIONAL BANK OF MARYLAND, a national banking association, not in its individual
capacity,   except  as  otherwise   expressly  stated  herein,   but  solely  as
subordination  agent (in such capacity as trustee,  together with its successors and permitted assigns, the "Subordination Agent").

                                                    W I T N E S S E T H:

         WHEREAS, capitalized terms used herein shall have the respective meanings set forth or referred to in Article 1 hereof.

         WHEREAS,  the Initial  Owner  Participant  has  entered  into the Trust
Agreement with the Owner Trustee in its individual capacity, substantially in the form of Exhibit D hereto, pursuant to which Trust Agreement the Owner
Trustee agrees, among other things, to hold the Lessor's Estate for the benefit of the Initial Owner Participant on the terms specified in the Trust Agreement, subject to the Lien of the Indenture.

         WHEREAS,  on the  Pass-Through  Closing  Date, a closing  occurred with respect to the offering of Pass-Through Certificates issued by each Pass-Through
Trust, an allocable amount of the proceeds of which offering will be used by the
Pass-Through   Trustee  to  purchase  for  each  such  Pass-Through   Trust  the
Certificates of the Series and Maturity applicable thereto.

         WHEREAS,  as of September 26, 1997, the Owner Trustee and the Indenture
Trustee  have  entered into the  Indenture  for the benefit of the  Pass-Through
Trustee, pursuant to which the Owner Trustee is issuing the Certificates to the Subordination Agent on behalf of the Pass-Through Trustee as evidence of the loans made by the Pass-Through Trustee to the Owner Trustee, the proceeds of which loans will be deposited by the Indenture Trustee on behalf of the Owner
Trustee in the Collateral Account.

         WHEREAS, on the Pass-Through Closing Date, (i) ING Bank N.V. entered into three revolving credit agreements (each, a "Liquidity Facility"), one for the benefit of the holders of Pass-Through Certificates of each of the Pass-Through Trusts for the Series A Certificates, the Series B Certificates and the Series C Certificates, with the Subordination Agent, as agent for the Pass-Through Trustee on behalf of each such Pass-Through Trust; and (ii) the Pass-Through Trustees, each Liquidity Provider and the Subordination Agent entered into the Intercreditor Agreement.

         WHEREAS, the Certificates will be held by the Subordination Agent pursuant to the Intercreditor Agreement on behalf of the Pass-Through Trustee for each of the Pass-Through Trusts.

         WHEREAS, prior to the Delivery Date, the Certificates will be secured by the Liquid Collateral.

         WHEREAS,  pursuant  to the  terms of the  Trust  Agreement,  the  Owner
Trustee will be authorized and directed by the Initial Owner Participant:

                  (a)      on the Delivery Date, to purchase the Aircraft from the Seller;

                  (b) on the Delivery Date, to execute and deliver the Lease substantially in the form of Exhibit B hereto, pursuant to which, subject to the terms and conditions set forth in the Lease, the Owner
         Trustee agrees to lease to the Lessee, and the Lessee agrees to lease from the Owner Trustee, the Aircraft on the Delivery Date, such lease to be effected by the execution and delivery on the Delivery Date of a Lease Supplement, in the form of Exhibit A to the Lease, covering the Aircraft and incorporating by reference all of the terms of the Lease;

                  (c) to execute and deliver the Indenture, substantially in the form of Exhibit C hereto, for the benefit of the Holders from time to time of the Certificates, pursuant to which the Owner Trustee agrees, among other things, (A) to deposit, mortgage and pledge with the Indenture Trustee, as part of the Trust Indenture Estate, all of the Lessor's Estate but not Excepted Payments, (B) on the Certificate
         Closing Date, to issue Certificates substantially in the form set forth in Exhibit B to the Indenture, the proceeds of the sale of which will be held by the Indenture Trustee on behalf of the Owner Trustee in the Collateral Account until released in accordance with the terms hereof and of the Indenture, and (C) on the Delivery Date, to execute and deliver the Indenture Supplement, substantially in the form of Exhibit
         A to the Indenture, covering the Aircraft and supplementing the Indenture; and

                  (d) on the  Delivery  Date,  to execute  and  deliver  (i) the
         Purchase Agreement Assignment,  whereby the Lessee assigns to the Owner
         Trustee the right to purchase the Aircraft  from the Seller and certain of the Lessee's  rights and interests  under the Purchase  Agreement to the extent that the same relate to the  Aircraft  (except to the extent
         reserved  in  the  Purchase  Agreement   Assignment),   which  Purchase
         Agreement  Assignment is to include as an annex a PAA Consent  executed by the Manufacturer,  and (ii) the Engine Warranty  Assignment pursuant to which  the  Lessee  assigns  to the  Owner  Trustee  certain  of the
         Lessee's  rights under the General Terms  Agreement with respect to the
         Engines, which Engine Warranty Assignment is to include as an annex the
         Engine Manufacturer's Consent executed by the Engine Manufacturer,  the
         Purchase Agreement  Assignment,  and PAA Consent to be substantially in the form of Exhibit E hereto and the Engine Warranty Assignment and the
         Engine  Manufacturer's  Consent  to be in  substantially  the  form  of
         Exhibit F hereto, in each case, as amended or modified on or before the
         Delivery Date in accordance with the terms hereof.

         WHEREAS, on the Delivery Date pursuant to and subject to the terms and conditions of this Agreement, the Purchase Agreement Assignment, the PAA
Consent, the Engine Warranty Assignment,  the Engine Manufacturer's Consent, the
FAA Bill of Sale, and the Warranty Bill of Sale, the Owner Trustee will purchase, and receive title to, the Aircraft from the Seller and lease the Aircraft to the Lessee pursuant to the Lease.

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:



                                    ARTICLE 1

                                   DEFINITIONS

         Unless otherwise specifically provided herein, the definitions set forth in Schedule I hereto are incorporated herein for all purposes of this Agreement and shall be equally applicable to both the singular and the plural forms of the terms so defined.



                                    ARTICLE 2

                     ISSUANCE OF PASS-THROUGH CERTIFICATES;
                      ISSUANCE AND PURCHASE OF CERTIFICATES

         Section 2.01.  Transfer of Funds.

         (a) On the  Pass-Through  Closing Date: (i) the Lessee shall direct the
Placement  Agent to  execute  a wire  transfer  or  intra-bank  transfer  to the
Pass-Through Trustee in the amount of the total proceeds payable pursuant to the
Placement Agreement with respect to the Pass-Through Certificates,  and (ii) the
Pass-Through  Trustee  shall  deliver  the  Pass-Through   Certificates  to  the
Placement Agent upon receipt by the Pass-Through Trustee of such proceeds.

         (b) Subject to the satisfaction or waiver of the conditions set forth herein, on the Certificate Closing Date, on behalf of each Pass-Through Trust, from an allocable amount of the proceeds of the sale of the related Pass-Through
Certificates, the Pass-Through Trustee shall purchase the Certificates specified for such Pass-Through Trust on Schedule II hereto. For each Pass-Through Trust, the Pass-Through Trustee shall pay an amount equal to the principal amount of Certificates of the Series and Maturity that relates to such Pass-Through Trust, which amounts in the aggregate shall equal the aggregate principal amount of the Certificates as specified in Section 2.04 of the Indenture. The aggregate amount payable by the Pass-Through Trustee pursuant to this Section 2.01(b) shall be payable by wire transfer or intra-bank transfer to the Indenture Trustee on behalf of the Owner Trustee.

         (c) On the Certificate Closing Date, the Indenture Trustee shall, on behalf of the Owner Trustee, deposit, by wire transfer or intra-bank transfer, the amounts received by it pursuant to Section 2.01(b) hereof in the Collateral
Account pursuant to the Indenture.

         (d) On or before the Certificate Closing Date, the parties hereto shall execute and deliver, to the extent they are parties thereto, and consent to the execution and delivery of (if they are not parties thereto), the Indenture
(other than the Indenture Supplement), and the other documents listed in Section
4.01(d) hereof, and the Owner Trustee shall execute and deliver to the Indenture
Trustee for authentication, and the Indenture Trustee shall authenticate and deliver to the Subordination Agent on behalf of the Pass-Through Trustee for each of the Pass-Through Trusts, upon the request of the Owner Trustee, the Certificates as provided in Section 2.02 hereof.

         (e)      The Closings shall take place at the offices of Shearman & Sterling,  599 Lexington  Avenue,  New
York, NY 10022.

         Section 2.02. Certificates. (a) Subject to the satisfaction or waiver of the conditions set forth herein, on the Certificate Closing Date, the Initial
Owner Participant will instruct the Owner Trustee to execute and deliver to the Indenture Trustee, and the Indenture Trustee shall authenticate and deliver, upon the request of the Owner Trustee, to the Subordination Agent on behalf of the Pass-Through Trustee for each of the Pass-Through Trusts, the Certificates specified for such Pass-Through Trust on Schedule II hereto, which (i) shall be issued in the principal amount and in the Series and Maturity set forth for such Certificate in Schedule II hereto, (ii) shall bear interest at the interest rate set forth for such Certificate in Schedule II hereto, (iii) shall be issued in such form and on such terms as are specified in the Indenture, (iv) shall be dated and authenticated on the Certificate Closing Date and shall bear interest from the Certificate Closing Date and (v) shall be registered in the name of the Subordination Agent on behalf of the Pass-Through Trustee for such Pass-Through
Trust.

         (b) Transfer of Beneficial Interest. If on a date prior to the Delivery
Date,  the Lessee shall have  identified one or more Owner  Participants  ready, willing  and able to  acquire  the  Beneficial  Interest  of the  Initial  Owner
Participant in consideration for such Owner Participant's or Owner Participants'
agreement to participate  in the Lessor's  payment of the Purchase Price for the
Aircraft on the Delivery Date as provided in Section 3.02(a) hereof, the Initial
Owner  Participant  shall  transfer  its  Beneficial   Interest  to  such  Owner
Participant or Owner  Participants  on such date (the "Transfer  Date").  On the
Delivery  Date (or if  earlier  the  Transfer  Date),  the  document  amendments contemplated  by Section 2.03 hereof  (subject to the  limitations  set forth in such Section) shall be effected and such amended documents delivered.



         Section 2.03. Amendments on Delivery or Transfer Date. (a) Amendment and Restatement of Certain Documents. Upon any transfer by the initial Owner
Participant of its Beneficial Interest on the Delivery Date (as contemplated by Section 3.02(a) hereof (or, if earlier, the Transfer Date), the parties hereto shall enter into amendments and restatements of the Trust Agreement, the Lease, the Indenture and this Agreement, which amendments and restatements shall reflect such changes as shall have been requested by the Owner Participant, agreed to by the Lessee and, if modified in any material respect, as to which Rating Agency Confirmation shall have been obtained from each Rating Agency by the Lessee (to be delivered by the Lessee to the Pass Through Trustee on or before the Delivery Date or the Transfer Date, as the case may be); provided, however, that in any event such amended and restated documents shall not vary the Mandatory Economic Terms and shall contain the Mandatory Document Terms.

         The Lessee agrees to furnish to each Liquidity  Provider and to Coudert
Brothers (the initial Liquidity  Provider's special New York counsel) at its New
York office, attention: David Schmidt, as soon as practicable prior to the estimated Delivery Date (or, if earlier, the estimated Transfer Date), true and complete copies of drafts of any such amended and restated Participation
Agreement,  amended and  restated  Lease  Agreement  and  amended  and  restated
Indenture. The Lessee further agrees to furnish to each Liquidity Provider and to the counsel identified in the preceding sentence (i) each and every subsequent draft of such documents and (ii) promptly following the execution thereof, true and complete copies of such documents.

         (b) Amendments to Certain Schedules. The schedule of principal payments on the Certificates set forth in Section 6.06 of the Indenture and in the Certificate on the Certificate Closing Date have been calculated based in part upon a hypothetical owner's economic return and certain assumptions regarding the Delivery Date, Transaction Costs, tax law, Basic Term and certain other items (the "Assumptions"). If the Initial Owner Participant transfers its
Beneficial Interest to one or more Owner Participants on the Delivery Date (as contemplated by Section 3.02(a) hereof (or, if earlier, the Transfer Date), then, no later than 20 days following the Delivery Date (the "Initial
Reoptimization Date"), the Owner Trustee may elect to amend such schedule of principal payments to reflect the actual Owner's or Owners' Economic Return and any changes to the Assumptions, subject to the restrictions set forth below. On the Initial Reoptimization Date the Owner Trustee shall deliver and the Subordination Agent on behalf of the Pass Through Trustee of each Pass Through
Trust shall accept delivery of an amended Schedule I to each Certificate containing such changed principal installments.

         The Owner Trustee will give not less than 10 days' notice of the Initial Reoptimization Date. Any amendments to the Indenture and such Schedule shall not vary the Mandatory Economic Terms and on the Initial Reoptimization
Date the Lessee shall deliver a certificate to the Pass Through Trustee and the Liquidity Providers signed by the Vice President and Treasurer or any other authorized officer of the Lessee certifying to such effect. If the Initial
Reoptimization Date occurs later than the Delivery Date, the Lessee shall cause any required filing and recording of the affected documents with the Aeronautics
Authority to be effected on the Initial Reoptimization Date.

                                    ARTICLE 3

                  PARTICIPATION IN INVESTMENT ON DELIVERY DATE;
                              DELIVERY OF AIRCRAFT

         Section 3.01. Lessee's Notice of Delivery Date. The Lessee agrees to give the Owner Participant, the Indenture Trustee, the Owner Trustee, the
Pass-Through Trustee and the Liquidity Providers at least three Business Days' written or facsimile notice prior to the Delivery Date (which notice shall be effective only if received not later than 12:00 noon (New York City time) on the date that is at least three Business Days prior to the Delivery Date), which Delivery Notice shall specify the amount of the Purchase Price, the amount of the Owner Participant's Commitment, the Debt Portion, the Delivery Date for the
Aircraft, the serial number of the Airframe and each Engine, and the Aeronautics
Authority registration number for the Aircraft.

         Section  3.02.  Commitments  to  Participate  in  Purchase  Price.  (a)
Participation in Purchase Price. Subject to the terms and conditions of this Agreement, on the Delivery Date, (i) subject to the proviso to this Section
3.02(a), the Indenture Trustee agrees to release the Debt Portion or such lesser amount as may then be held in the Collateral Account together with the Lessee
Shortfall (as defined in clause (iii) below), if any, to the Owner Trustee for application to the Purchase Price as provided below, (ii) unless previously transferred on the Transfer Date, the Initial Owner Participant agrees to transfer its Beneficial Interest to the Owner Participant in consideration for the Owner Participant's participation in the Lessor's payment of the Purchase
Price through an investment in the beneficial ownership of the Lessor's Estate in an amount equal to the Purchase Price minus the Debt Portion, (iii) subject to the proviso to this Section 3.02(a), the Lessee agrees to pay to the Indenture Trustee the excess, if any, of (I) the Debt Portion over (II) such amount as may then be held in the Collateral Account (the "Lessee Shortfall") as provided in Section 17.02(a) hereof, and (iv) the Seller shall sell the Aircraft to the Owner Trustee and the Owner Trustee shall immediately thereafter lease the Aircraft to the Lessee pursuant to the Lease. In consideration for the assignment to the Owner Trustee by the Lessee under the Purchase Agreement
Assignment of the Lessee's right to purchase the Aircraft, the transfer by the Initial Owner Participant to the Owner Participant of its Beneficial Interest and the transfer of title to the Aircraft from the Seller to the Owner Trustee, the following cash payments will be made by wire transfer of immediately available funds on the Delivery Date: (A) by the Owner Trustee to the Seller, an amount equal to the remaining balance due to the Seller for the Aircraft, as evidenced by the Invoice, (B) by the Owner Trustee to the Lessee, an amount equal to the Purchase Price minus the cash payment to the Seller pursuant to clause (A) above and (C) by the Indenture Trustee, on behalf of the Owner
Trustee, to the Lessee the excess of any amounts as may then be held in the Collateral Account over the Debt Portion.

         (b)      Reserved.

         (c) No Obligation to Increase Commitments; Delayed Delivery. (i) If the
Indenture Trustee shall default in its obligation to make the amount of its Debt
Portion  available   pursuant  hereto,  the  Owner  Participant  shall  have  no obligation to make any portion of such Debt Portion available or to increase the amount of its  Commitment,  but the obligations of the Owner  Participant  shall remain subject to the terms and conditions of this Agreement.

         (ii) Subject to the provisions of Section 3.05 hereof, if the closing of the transactions contemplated by the Operative Agreements shall not have been consummated by 2:00 p.m. (New York City time), or such earlier time as directed by the Lessee, on the Scheduled Delivery Date, the Owner Trustee shall, if instructed in writing by the Lessee, at the expense of the Lessee, use its reasonable best efforts to cause the Owner Participant's Commitment to be invested and reinvested to the extent practicable at the direction received by it from the Lessee (with a copy to the Owner Participant), at the risk of the Lessee, in Permitted Investments consisting of either commercial paper or time deposits; provided, however, that in the absence of instructions by 2:00 p.m.
(New York City time) the Owner Trustee shall use its reasonable [best] efforts to cause such amount or the proceeds thereof to be invested and reinvested to the extent practicable in overnight Eurodollar time deposits. Earnings on any such investments shall be applied to the Lessee's payment obligations, if any, to such Owner Participant pursuant to the last two paragraphs of this Section
3.02, and the balance, if any, of such earnings remaining after such application shall be paid in accordance with the Lessee's written instructions.

         If for any reason (i) the Operative Agreements shall not be executed and delivered by the respective parties thereto and/or the delayed Delivery Date shall not occur (whether by reason of a failure to meet a condition precedent thereto set forth in Article 4 hereof or otherwise) on or before the third
Business Day after the Scheduled Delivery Date (or earlier if requested by the Owner Participant) or, if earlier, the Cut-Off Date, or (ii) the Lessee has notified the Owner Trustee (with a copy to the Owner Participant) prior to 2:00 p.m. (New York City time) on any date after the Scheduled Delivery Date that it does not intend to go forward to close the transactions contemplated hereby for such Delivery Date, the Owner Participant may cancel any funding arrangements made to fund its Commitment on the Scheduled Delivery Date but the Owner
Participant's Commitment hereunder with respect to the Aircraft shall not be terminated thereby until the Cut-off Date, whereupon the Owner Participant's
Commitment hereunder shall terminate. On such third Business Day (or such earlier date) or the Cut-Off Date, as the case may be, or the earliest practicable Business Day thereafter, the Owner Trustee shall return the amounts held by it hereunder on behalf of the Owner Participant to the Owner
Participant, provided that the Owner Trustee shall have had a reasonable time to liquidate any Permitted Investments it has been authorized to invest in pursuant to the preceding paragraph and to obtain the proceeds therefrom in funds of the type originally received, and the Lessee shall pay interest on such funds to the Owner Participant at the Debt Rate, such interest to be payable for the period from and including such Scheduled Delivery Date to but excluding the date such funds are returned to the Owner Participant in accordance with the terms hereof;
provided that if any such funds are returned to the Owner Participant after 2:00 p.m. (New York City time) on any such date, such funds shall be deemed for purposes of this paragraph to have been returned on the next succeeding Business
Day.

         The Lessee shall reimburse the Owner Trustee on demand for any loss incurred by the Owner Trustee as a result of the investment of funds by the Owner Trustee in accordance with the terms of this Section 3.02(c). Further, the Lessee shall indemnify the Owner Trustee and hold it harmless from and against any cost or expense the Owner Trustee may incur as a result of any investment of funds or transfer of funds referred to herein in accordance with the terms hereof. The Owner Trustee shall not be liable for failure to invest such funds except as otherwise provided herein or for any losses incurred on such investments except for any losses arising out of its own gross negligence or willful misconduct.

         Section 3.03.  Reserved.

         Section 3.04.  Reserved.

         Section  3.05.   Postponement   of  Delivery  Date.  (a)  If  no  Owner
Participant  has committed to participate in the  transactions  contemplated  to occur on the Scheduled  Delivery Date or if an Owner  Participant  shall for any reason fail or refuse to make the full amount of its Commitment available on the
Scheduled Delivery Date in accordance with the terms of Section 3.02 hereof, the
Owner Trustee will promptly give each party confirmed  facsimile  notice thereof and the Lessee shall  postpone  the  Delivery  Date to a date not later than the
Cut-off Date. If no Owner  Participant  has committed to participate or an Owner
Participant  shall for any reason  fail or refuse to make the full amount of its
Commitment available in accordance with the terms of Section 3.02 hereof on such postponed Delivery Date (in which event the Owner Participant's  interest in the
Lessor's  Estate shall be  automatically  reconveyed to the Lessee),  the Lessee shall endeavor during such period to identify another equity investor to whom it can assign its Beneficial Interest. If the Lessee identifies an equity investor, the Lessee shall assign its interest in the Lessor's  Estate as provided  above.
In case of any such conveyance (or any conveyance by the Lessee to another owner participant on or prior to the Cut-Off Date) (but subject to the satisfaction of the conditions  precedent specified herein), the Indenture Trustee shall release the Debt  Portion or such  lesser  amount as may then be held in the  Collateral
Account for  application  to the payments  contemplated  in the last sentence of
Section 3.02(a)  hereof.  If no such equity investor is identified or if for any reason other than the failure of the Seller to deliver the Aircraft,  the Lessee does not enter into the Lease and the Lease Supplement with the Owner Trustee on or  prior to the  Cut-Off  Date,  the  Lessee,  the  Indenture  Trustee  and the
Pass-Through  Trustee  agree that the Lessee  shall  purchase  the  Aircraft and assume all the  obligations  of the Owner  Trustee under the  Certificates  upon satisfaction of the  requirements set forth in Sections 4.02 and 7.11(b) (to the extent applicable) hereof, and as otherwise necessary to reflect a full recourse secured aircraft financing of the Lessee.

         (b) Release of Obligations. If (i) the Seller fails to deliver the Aircraft on or prior to the Cut-Off Date or (ii) the Lessee does not enter into the Lease and the Lease Supplement and the conditions to the Lessee's assumption of the Certificates pursuant to Section 3.05(a) have not been satisfied on or prior to the Cut-Off Date, then, in such event, the Owner Trustee shall not purchase the Aircraft from the Seller, and the parties to the Operative
Agreements shall have no further obligations or liabilities under any of the Operative Agreements with respect to the Aircraft, including the obligation of the Owner Participant to participate in the payment of the Purchase Price, and such documents shall terminate and have no further force or effect with respect to the Aircraft; provided, that the Lessee shall provide, no later than the Cut-Off Date, notice of prepayment to the Indenture Trustee and the Certificates shall be prepaid on the 15th day following the Cut-Off Date as provided in
Section 6.02(a)(vi) of the Indenture and Section 17.02(c) hereof and provided further, that (i) the Lessee's obligation to pay any Transaction Costs as provided in Section 3.04 hereof (to the extent such section is applicable) and to indemnify such parties to the extent provided in such documents, shall not be diminished or modified in any respect and (ii) the obligations of the Owner
Trustee, the Indenture Trustee and the Lessee to return funds and pay interest, costs, expenses and other amounts thereon or in respect thereof as provided in
Section 3.02 hereof shall continue.

         (c) Optional  Postponement.  Without limiting the provisions of Section
3.02(c) hereof,  the Scheduled  Delivery Date may be postponed from time to time
(but in no event shall the Delivery Date be later than the Cut-Off Date) for any reason, other than pursuant to Section 3.05(a) hereof, if the Lessee gives the Owner Participant, the Indenture Trustee, the Owner Trustee, the Pass-Through
Trustee and the Liquidity Providers confirmed facsimile notice (or telephone notice followed by written confirmation) of such postponement and notice of the date to which the Delivery Date has been postponed, such notice of postponement to be received by each party no later than 11:00 a.m. (New York City time) on the Business Day preceding the Scheduled Delivery Date.

         Section 3.06. Closing. The closing with respect to the purchase and lease of the Aircraft on the Delivery Date shall take place at the offices of Troutman Sanders LLP, 600 Peachtree Street, N.E., Atlanta, Georgia 30308 or such other place as the Lessee, the Owner Participant and the Indenture Trustee shall mutually agree.



                                    ARTICLE 4

                              CONDITIONS PRECEDENT

         Section 4.01.  Conditions  Precedent  (Certificate  Closing Date).  The
obligations of the Owner Trustee, the Lessee, the Initial Owner Participant, the
Indenture  Trustee,  the  Subordination  Agent and the  Pass-Through  Trustee on
behalf  of  each   Pass-Through   Trust  to  participate  in  the   transactions
contemplated  hereby  on  the  Certificate  Closing  Date  are  subject  to  the fulfillment  to the  reasonable  satisfaction  of such  party (or waiver by such party), prior to or on the Certificate Closing Date, of the following conditions precedent  (it  being  understood  that  receipt  by  the  Lessee  of any of the following documents shall not be a condition precedent to the obligations of any party):

                  (a) Certificates.  (i) On the Certificate  Closing Date, there shall have been duly issued and  delivered by the Owner  Trustee to the
         Subordination  Agent on behalf  of the  Pass-Through  Trustee  for each
         Pass-Through   Trust,   against   payment   therefor,   a  Certificate,
         substantially in the form set forth in Exhibit B to the Indenture, duly authenticated, dated the Certificate Closing Date and registered in the name of the Subordination  Agent, in the principal amounts,  Series and
         Maturity,  bearing  the  interest  rate and  otherwise  as  provided in
         Section  2.04 of the  Indenture,  and (ii) on the  Certificate  Closing
         Date, the "Certificates" (as defined in each of the Related Indentures)
         have been duly issued and delivered by the "Owner  Trustee" (as defined in each of the Related Indentures) to the Subordination Agent on behalf of the Pass-Through Trustee for each Pass-Through Trust.

                  (b) Legal Investment. On the Certificate Closing Date, no fact or  condition  shall exist under  applicable  laws or  regulations,  or
         interpretations   of  any  such  laws  or   regulations  by  applicable
         regulatory  authorities,  which,  in the  opinion  of the  Pass-Through
         Trustee, the Subordination Agent, or the Indenture Trustee,  would make it illegal for the Initial  Owner  Participant,  the Lessee,  the Owner
         Trustee,  the  Pass-Through  Trustee,  the  Subordination  Agent or the
         Indenture Trustee,  and no change in circumstances  shall have occurred which would otherwise make it illegal or otherwise in  contravention of guidance  issued  by  regulatory  authorities  for  the  Initial  Owner
         Participant,  the Lessee, the Owner Trustee, the Pass-Through  Trustee,
         the Subordination Agent or the Indenture Trustee, to participate in the transactions to be consummated on the Certificate  Closing Date; and no action or proceeding shall have been instituted nor shall  governmental action before any court, governmental authority or agency be threatened which  in the  opinion  of  counsel  for  the  Indenture  Trustee,  the
         Subordination Agent or the Pass-Through  Trustee is not frivolous,  nor shall any order have been issued or proposed to be issued by any court, or  governmental  authority or agency,  as of the  Certificate  Closing
         Date, to set aside, restrain, enjoin or prevent the consummation of any of the  transactions  contemplated  by this  Agreement or by any of the other Operative Agreements.

                  (c)  Placement   Agent.   The   Placement   Agent  shall  have
         transferred  the funds  specified  in  Section  2.01(a)  hereof and all conditions with respect thereto shall have been satisfied or waived.

                  (d)  Documents.  This  Agreement and the  following  documents shall  have  been  duly  authorized,  executed  and  delivered  by  the
         respective  party  or  parties   thereto,   shall  each  be  reasonably
         satisfactory  in form and substance to the Lessee,  the Owner  Trustee, the Indenture Trustee,  the Pass-Through  Trustee (each acting directly or by  authorization  to its special counsel) and shall each be in full force and effect; there shall not have occurred any default thereunder, or any event  which  with the lapse of time or the  giving of notice or both would be a default thereunder, and copies executed or certified as requested by the Lessee, the Owner Trustee,  the Indenture Trustee, the
         Pass-Through Trustee or the Subordination Agent, as the case may be, of such documents  shall have been delivered to the Lessee,  the Indenture
         Trustee,  the Pass-Through  Trustee,  the  Subordination  Agent and the
         Owner Trustee (provided,  that the sole  chattel-paper  original of the
         Lease shall be delivered to the Indenture Trustee):

                   (i)     the Indenture;

                  (ii)     the Trust Agreement;

                  (iii)    the ACA Guaranty;

                  (iv)     the Intercreditor Agreement;

                  (v)      the Liquidity  Facility for each of the  Pass-Through
                           Trusts  for the Series A  Certificates,  the Series B
                           Certificates and the Series C Certificates.

                  (e)  Approvals.  All approvals and consents of any trustees or holders of any  indebtedness  or obligations of the Lessee or ACA Inc., which in the opinion of the Owner Participant, the Pass-Through Trustee
         or  the  Indenture   Trustee  are  required  in  connection   with  any
         transaction  contemplated  by this  Agreement,  shall  have  been  duly obtained.

                  (f) Financing Statements. Uniform Commercial Code ("UCC") financing statements covering all the security interests (and other interests) intended to be created by or pursuant to the Granting Clause of the Indenture shall have been executed and delivered by the Owner
         Trustee, as debtor, and by the Indenture Trustee, as secured party, for and on behalf of the Holders, for filing in Connecticut, and all other actions shall have been taken which, in the opinion of the Pass-Through
         Trustee and the Placement Agent, are necessary to perfect and protect such security interests and other interests.

                  (g) Corporate Documents. Except when such Person is the delivering party, the Owner Trustee, the Pass-Through Trustee, the Lessee and the Indenture Trustee (acting directly or by authorization to its counsel) shall have received the following, in each case in form and substance reasonably satisfactory to it:

                           (i) a copy of the  certificate of  incorporation  and
                  by-laws of the Lessee, certified by the Secretary or an Assistant Secretary of the Lessee and ACA Inc. as of the Certificate Closing Date, and a copy of a resolution adopted by the board of directors of the Lessee, certified as such as of the Certificate Closing Date by such Secretary or Assistant
                  Secretary, duly authorizing the lease by the Lessee of the Aircraft and the execution, delivery and performance by the Lessee of this Agreement, the Indenture, a lease with respect to the Aircraft, the Pass-Through Agreement, and agreements related thereto to which the Lessee is or is to be a party and each other document to be executed and delivered by the Lessee in connection with the transactions contemplated hereby and a copy of the resolutions of the board of directors of ACA Inc., certified as such as of the Certificate Closing Date by the Secretary or an Assistant Secretary, authorizing the execution and delivery by ACA Inc. of the ACA Guaranty and the other
                  Operative Agreements to which ACA Inc. is or is to be a party and each other document to be executed and delivered by ACA
                  Inc. in connection with the transactions contemplated hereby;

                           (ii) a copy  of the  articles  of  incorporation  and
                  by-laws and other instruments of the Owner Trustee, certified by the Secretary or an Assistant Secretary of the Owner
                  Trustee as of the Certificate Closing Date (or other like instruments satisfactory to the Lessee and the Initial Owner
                  Participant) and evidence authorizing the execution, delivery and performance by the Owner Trustee in its individual capacity or as Owner Trustee, as the case may be, of this Agreement, the Trust Agreement and each of the other Operative
                  Agreements to which it is or is to be a party, whether in its individual capacity or as Owner Trustee, and each other document to be executed and delivered by the Owner Trustee in connection with the transactions contemplated hereby;

                           (iii) a copy of the articles of association and by-laws and other instruments of the Indenture Trustee, certified by the Secretary or an Assistant Secretary of the Indenture Trustee as of the Certificate Closing Date (or other like instruments satisfactory to the Lessee and the Initial
                  Owner Participant) and evidence authorizing the execution, delivery and performance by the Indenture Trustee of each of this Agreement, the Indenture and each of the other Operative
                  Agreements to which it is or is to be a party, and each other document to be executed and delivered by the Indenture Trustee in connection with the transactions contemplated hereby;

                           (iv)  a copy  of  the  articles  of  association  and
                  by-laws and other  instruments  of the  Pass-Through  Trustee, certified by the  Secretary  or an Assistant  Secretary of the
                  Pass-Through  Trustee as of the  Certificate  Closing Date (or
                  other  like  instruments  satisfactory  to the  Lessee and the
                  Initial  Owner  Participant)  and  evidence   authorizing  the
                  execution,   delivery  and  performance  by  the  Pass-Through
                  Trustee of this Agreement,  the  Pass-Through  Agreement,  and each of the other Operative Agreements to which it is or is to be a  party,  and  each  other  document  to be  executed  and delivered by the  Pass-Through  Trustee in connection with the transactions contemplated hereby;

                           (v) a copy of the articles of association and by-laws
                  and other instruments of the Subordination Agent, certified by the Secretary or an Assistant Secretary of the Subordination
                  Agent as of the Certificate Closing Date (or other like instruments satisfactory to the Lessee and the Initial Owner
                  Participant) and evidence authorizing the execution, delivery and performance by the Subordination Agent of this Agreement, the Intercreditor Agreement and each of the other Operative
                  Agreements to which it is or is to be a party, and each other document to be executed and delivered by the Subordination
                  Agent in connection with the transactions contemplated hereby;
                  and

                           (vi) such other documents,  evidences, materials, and
                  information with respect to the Lessee, the Owner Trustee, the
                  Indenture Trustee, and the Pass-Through Trustee as the Initial
                  Owner  Participant,  the Indenture Trustee or the Pass-Through
                  Trustee  may  reasonably  request  in order to  establish  the
                  consummation   of  the   transactions   contemplated  by  this
                  Agreement.

                  (h)  Officer's  Certificate  of  Lessee  and ACA  Inc.  On the
         Certificate Closing Date, the following statements shall be true, and the Owner Trustee, the Pass-Through Trustee, the Liquidity Providers and the Indenture Trustee shall have received a certificate of the Lessee and of ACA Inc. signed on its respective behalf by the Vice
         President and Treasurer or any other duly authorized officer of the Lessee or ACA Inc., as applicable, dated the Certificate Closing Date, stating that:

                           (i) the  representations and warranties of the Lessee
                  and ACA Inc.,  as the case may be,  contained in the Operative
                  Agreements  to  which  it is a  party  and in any  certificate delivered  pursuant  hereto or thereto are true and correct on and as of the  Certificate  Closing Date as though made on and
                  as  of  such   date   (except   to  the   extent   that   such
                  representations  and  warranties  relate  solely to an earlier date,  in which case such  certificate  shall  state that such representations and warranties were true and correct on and as of such earlier date);

                           (ii) except as  disclosed in the  Offering  Memo,  no
                  materially  adverse  change  has  occurred  in  the  financial condition,  business or  operations  of the Lessee or ACA Inc.
                  from that shown in the unaudited  financial  statements of the
                  Lessee  and ACA Inc.  as of July 31,  1997,  and  nothing  has
                  occurred   which  will,  in  the  judgment  of  such  officer,
                  materially  adversely  affect the ability of the Lessee or ACA
                  Inc.,  as the case may be,  to  carry  on its  business  or to perform its  obligations  under this  Agreement and each other
                  Operative Agreement to which it is or is to be a party; and

                           (iii) no event has  occurred  and is  continuing,  or
                  would result from the purchase, sale, mortgage, or lease of the Aircraft, which constitutes an Event of Loss (or event which with the passage of time would become an Event of Loss) with respect to the Airframe or any Engine, or a Default under the Lease.

                  (i)      Reserved.

                  (j) Other Officer's  Certificates.  On the Certificate Closing
         Date, the following statements shall be true, and the Lessee, the Pass-Through Trustee, the Liquidity Providers, the Owner Trustee, the
         Subordination Agent and the Indenture Trustee shall have received a certificate from each of SSB and the Owner Trustee (in the case of the Lessee, the Pass-Through Trustee, the Subordination Agent and the
         Indenture Trustee), FNBM and the Indenture Trustee (in the case of the Lessee, the Pass-Through Trustee, the Subordination Agent and the Owner
         Trustee), FNBM and the Pass-Through Trustee (in the case of the Lessee, the Indenture Trustee, the Subordination Agent and the Owner Trustee), and FNBM and the Subordination Agent (in the case of the Lessee, the Pass-Through Trustee, the Indenture Trustee and the Owner Trustee), signed by a duly authorized officer of SSB and FNBM, respectively, dated the Certificate Closing Date, stating with respect to SSB and the Owner Trustee, with respect to FNBM and the Indenture Trustee, with respect to FNBM and the Pass-Through Trustee, or with respect to FNBM and the Subordination Agent, as the case may be, that:

                           (i) the  representations and warranties of SSB in its
                  individual capacity and as Owner Trustee, of FNBM in its individual capacity and as Indenture Trustee, of FNBM in its individual capacity and as Pass-Through Trustee, or of FNBM in its individual capacity and as Subordination Agent contained in this Agreement, the Lease, the Trust Agreement and the Indenture and in any certificate delivered pursuant hereto or thereto are true and correct on and as of the Certificate
                  Closing Date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such certificate shall state that such representations and warranties were true and correct on and as of such earlier date);

                           (ii) to the  best of its  knowledge,  no  Default  or
                  Indenture Default exists due to any action or omission on the part of SSB in its individual capacity or as Owner Trustee, of FNBM in its individual capacity or as Indenture Trustee, of FNBM in its individual capacity or as Pass-Through Trustee, or of FNBM in its individual capacity or as Subordination Agent;
                  and

                           (iii) there are no Lessor's Liens attributable to the
                  Owner Trustee or SSB and no Indenture Trustee's Liens.

                  (k) Legal Opinions. The Placement Agent, the Lessee, the Owner
         Trustee, the Pass-Through Trustee and the Indenture Trustee (acting directly or by authorization to its special counsel) shall have received from the following counsel their respective legal opinions in each case reasonably satisfactory to the Placement Agent, the Lessee, the Owner Trustee, the Pass-Through Trustee or the Indenture Trustee, as the case may be, as to scope and substance (and covering such other matters as the recipient may reasonably request) and dated the Certificate Closing Date:

                           (i) Richard J.  Kennedy,  Vice  President and General
                  Counsel  of the  Lessee  and ACA Inc.,  in the form of Exhibit
                  A(l)(a)(i)  hereto and addressed to the Placement  Agent,  the
                  Owner  Trustee,  the  Pass-Through   Trustee,  each  Liquidity
                  Provider and the Indenture Trustee;

                           (ii) Ober, Kaler,  Grimes & Shriver,  special counsel
                  for the Indenture Trustee, in the form of Exhibit A(3) hereto and addressed to the Placement Agent, the Indenture Trustee, the Owner Trustee, the Pass-Through Trustee, each Liquidity
                  Provider and the Lessee;

                           (iii) Bingham,  Dana & Gould LLP, special counsel for
                  the Owner Trustee, in the form of Exhibit A(4)(a)(i) hereto and addressed to the Placement Agent, the Indenture Trustee, the Owner Trustee, the Pass-Through Trustee, each Liquidity
                  Provider and the Lessee;

                           (iv) Troutman  Sanders LLP,  special  leasing counsel
                  for  the  Lessee,  and of  Gibson,  Dunn &  Crutcher,  special securities  counsel to the  Lessee,  in the forms  attached as
                  Exhibit  A(l)(b)(i)  hereto  and  addressed  to the  Placement
                  Agent,  the  Indenture   Trustee,   the  Owner  Trustee,   the
                  Pass-Through Trustee, each Liquidity Provider and the Lessee;

                           (v) Ober, Kaler, Grimes & Shriver special counsel for
                  the Pass-Through Trustee and the Subordination Agent, in the form of Exhibit A(5) hereto addressed to the Placement Agent, the Indenture Trustee, the Owner Trustee, the Pass-Through
                  Trustee, each Liquidity Provider and the Lessee; and

                           (vi)  Clifford  Chance,  special Dutch counsel to ING
                  Bank N.V. in the form of Exhibit A(6)(a)  hereto,  and Coudert
                  Brothers,  special counsel for the Liquidity Providers, in the
                  form  of  Exhibit  A(6)(b)  hereto,   each  addressed  to  the
                  Pass-Through  Trustee, the Subordination Agent, each Liquidity
                  Provider and the Lessee.

                  (l)      No Indenture Default.  No Indenture Default exists.

                  (m) No Lease Default or Event of Loss. No Default exists, and no Event of Loss, or event which with the passage of time would constitute an Event of Loss, shall exist.

                  (n) Other Agreements.  The Lessee and the Pass-Through Trustee
         shall have entered into the Pass-Through  Agreement,  all conditions to the  effectiveness of each thereof shall have been satisfied or waived, and the Pass-Through  Certificates  shall have been issued.  The Lessee
         and  the  Placement   Agent  shall  have  entered  into  the  Placement
         Agreement,  all conditions to the effectiveness thereof shall have been satisfied or waived, and the Pass-Through  Certificates shall have been delivered  pursuant to the Placement  Agreement.  All conditions to the effectiveness  of each Liquidity  Facility shall have been satisfied or waived.

                  (o)  Payment  of  Taxes.   (A)  All  taxes,   fees,   charges,
         assessments,   costs  and  other  expenses  then  due  and  payable  in
         connection  with the execution,  delivery,  recording and filing of all financing  statements  referred to in subparagraph  (f) of this Section
         4.01, or in connection with the issuance of the Certificates shall have been duly  paid or caused to be paid in full;  and (B) all sales or use taxes  and  duties  related  to the  consummation  of the  transactions contemplated  by the Operative  Agreements on the  Certificate  Closing
         Date which are then due and payable shall have been duly paid in full.

                  (p) Governmental  Compliance.  All appropriate action required to have  been  taken  by the  FAA,  the  SEC,  or any  governmental  or political agency,  subdivision or instrumentality of the United States,
         prior  to  the   Certificate   Closing  Date  in  connection  with  the
         transactions  contemplated by this Agreement shall have been taken, and all orders, permits, waivers, authorizations,  exemptions and approvals
         (collectively  "permits") of such entities  required to be in effect on the  Certificate  Closing  Date in  connection  with  the  transactions contemplated  by this  Agreement  shall have been issued,  and all such permits  shall be in full force and effect on the  Certificate  Closing
         Date.

                  (q)  Section  131.3 of the New York State  Banking Law Filing.
         SSB shall have delivered  evidence of its filing made with the New York
         Superintendent  of Banking  pursuant  to Section  131.3 of the New York
         State Banking Law.

                  (r) Letter of Credit. The Lessee shall have delivered the Letter of Credit to the Indenture Trustee in connection with the obligations of the Lessee pursuant to the first sentence of Section
         17.02(h) hereof.

         Section 4.02. Conditions Precedent (Delivery Date). Subject to the last paragraph of this Section 4.02, the obligations of the Owner Trustee, the Owner
Participant, the Indenture Trustee, the Subordination Agent and the Pass-Through
Trustee on behalf of each Pass-Through Trust to participate in the transactions contemplated hereby on the Delivery Date are subject to the fulfillment to the reasonable satisfaction of each party (or waiver by such party), prior to or on the Delivery Date, of the following conditions precedent (it being understood that receipt by the Lessee of any of the following documents shall not be a condition precedent to the obligation of any party):

                  (a) Notice, Etc. Each party hereto shall have received a Delivery Notice pursuant to Section 3.01 hereof at least three Business
         Days prior to the Delivery Date.

                  (b) Legal Investment.  No change shall have occurred after the
         Certificate Closing Date (or, in the case of the Owner Participant, the
         Transfer Date) and on or prior to the Delivery Date in applicable  laws or regulations,  or  interpretations of any such laws or regulations by applicable regulatory  authorities,  which, in the opinion of the Owner
         Participant,  the Pass-Through Trustee, the Subordination Agent, or the
         Indenture Trustee, would make it illegal for the Owner Participant, the
         Lessee, the Owner Trustee, the Pass-Through  Trustee, the Subordination
         Agent or the Indenture  Trustee,  and no change in circumstances  shall have  occurred  which would  otherwise  make it illegal or otherwise in contravention  of guidance  issued by  regulatory  authorities  for the
         Owner  Participant,  the Lessee,  the Owner Trustee,  the  Pass-Through
         Trustee,   the  Subordination   Agent  or  the  Indenture  Trustee,  to
         participate in the transactions to be consummated on the Delivery Date;
         and no action  or  proceeding  shall  have  been  instituted  nor shall governmental action before any court,  governmental authority or agency
         be   threatened   which  in  the  opinion  of  counsel  for  the  Owner
         Participant,  the Indenture  Trustee,  the  Subordination  Agent or the
         Pass-Through  Trustee is not  frivolous,  nor shall any order have been issued or proposed to be issued by any court, or governmental authority or agency, as of the Delivery Date, to set aside,  restrain,  enjoin or prevent the  consummation  of any of the  transactions  contemplated by this Agreement or by any of the other Operative Agreements.

                  (c) Documents.  The documents  referred to in Section  4.01(d)
         hereof  shall  each be in  full  force  and  effect  and the  following documents  shall have been duly  authorized,  executed and delivered by the  respective  party or parties  thereto,  shall  each be  reasonably satisfactory  in form and substance to the Lessee,  the Owner  Trustee, the Indenture  Trustee,  the Pass-Through  Trustee,  the  Subordination
         Agent  and  the  Owner   Participant   (each  acting   directly  or  by
         authorization  to its special  counsel) and shall each be in full force and effect;  there shall not have occurred any default  thereunder,  or any event  which with the lapse of time or the giving of notice or both would be a default  thereunder,  and copies  executed or  certified  as requested by the Lessee, the Owner Trustee,  the Indenture Trustee, the
         Pass-Through  Trustee or the Owner Participant,  as the case may be, of such documents shall have been delivered to the Owner Participant,  the
         Lessee, the Indenture Trustee,  the Pass-Through  Trustee and the Owner
         Trustee (provided,  that the sole  chattel-paper  original of the Lease
         (whether  delivered on the Transfer Date or the Delivery  Date) and the
         Lease Supplement shall be delivered to the Indenture Trustee):

                  (i)      this Agreement, as amended and restated as of the Delivery Date;

                  (ii)     the Lease;

                  (iii) the Trust Agreement, as amended and restated as of the Delivery Date;

                  (iv)     the Indenture, as amended and restated as of the Delivery Date;

                  (v)      the Lease Supplement covering the Aircraft, dated the Delivery Date;

                  (vi)     the Indenture Supplement covering the Aircraft, dated the Delivery Date;

                  (vii)    in the case of the Owner  Participant  only,  the Tax
                           Indemnity Agreement (unless delivered on the Transfer
                           Date);

                  (viii)   the Invoice;

                            the FAA Bill of Sale and the Warranty Bill of Sale;

                            the Purchase Agreement Assignment;

                  (xi)     the PAA Consent;

                            the Engine Warranty Assignment;

                            the Engine Manufacturer's Consent;

                            in the case of the Owner Participant only, the RVG;

                            in the case of the Owner Participant only, the Deficiency Agreement;

                            the Owner Participant Guaranty, if any; and

                  (xvii)   the Old Lease Termination;

         unless, in the case of each of the documents listed in clauses (i) through (iv) above they shall have been amended and restated as of and delivered on the Transfer Date.

                  (d) Legal  Opinions.  The  Owner  Participant,  the  Placement
         Agent, the Lessee, the Owner Trustee,  the Pass-Through Trustee and the
         Indenture  Trustee (acting  directly or by authorization to its special
         counsel)   shall  have  received  from  the  following   counsel  their
         respective  legal opinions in each case reasonably  satisfactory to the
         Owner Participant,  the Placement Agent, the Lessee, the Owner Trustee,
         the Pass-Through  Trustee or the Indenture Trustee, as the case may be, as to scope and  substance  (and  covering  such  other  matters as the recipient may reasonably request) and dated the Delivery Date:

                           (i)      Richard J. Kennedy,  Vice  President and General  Counsel of the Lessee and ACA
                  Inc.,  addressed  to  the  Placement  Agent,  the  Owner  Participant,  the  Owner  Trustee,  the
                  Pass-Through Trustee, each Liquidity Provider and the Indenture Trustee;

                           (ii) special leasing counsel for the Lessee addressed
                  to the Placement Agent, the Owner  Participant,  the Indenture
                  Trustee,  the Owner Trustee,  the Pass-Through  Trustee,  each
                  Liquidity Provider and the Lessee;

                           (iii) special counsel for the Owner Trustee addressed
                  to the Placement Agent, the Owner  Participant,  the Indenture
                  Trustee,  the Owner Trustee,  the Pass-Through  Trustee,  each
                  Liquidity Provider and the Lessee;

                           (iv) special aviation counsel,  in customary form and
                  addressed to the Placement Agent, the Owner  Participant,  the
                  Indenture  Trustee,   the  Owner  Trustee,   the  Pass-Through
                  Trustee, each Liquidity Provider and the Lessee;

                                             special  counsel  for  the  Manufacturer  addressed  to the  Placement
                  Agent,  the Owner  Participant,  the  Indenture  Trustee,  the Owner  Trustee,  the  Pass-Through
                  Trustee, each Liquidity Provider and the Lessee;

                                             counsel  for  the  Engine  Manufacturer  addressed  to  the  Placement
                  Agent,  the Owner  Participant,  the  Indenture  Trustee,  the Owner  Trustee,  the  Pass-through
                  Trustee, each Liquidity Provider and the Lessee;

                           (vii) in the case of the Owner  Participant only, tax
                  counsel  to the  Owner  Participant,  addressed  to the  Owner
                  Participant, with respect to tax matters;

                           (viii) special counsel for the Manufacturer addressed
to the Owner Participant;

                           (ix) special  counsel for SDIQ addressed to the Owner
                  Participant and the Owner Trustee; and

                           (x) special counsel for the Owner Participant and the
                  Owner Participant Guarantor, if any, and the General Counsel's
                  Office of the Owner Participant and the Owner Participant, if any, addressed to the Placement Agent, the Owner Participant, the Indenture Trustee, the Owner Trustee , the Pass-Through
                  Trustee, each Liquidity Provider and the Lessee.

         (e) Title, Airworthiness and Registration. On the Delivery Date, the following statements shall be true, and the Owner Participant, the Indenture
Trustee, the Pass-Through Trustee and the Owner Trustee shall have received evidence from the Lessee reasonably satisfactory to the Owner Participant, the Indenture Trustee, the Pass-Through Trustee and the Owner Trustee to the effect that:

                           (i) the Owner Trustee has good and  marketable  title
                  (subject to filing and recording of the FAA Bill of Sale with the Aeronautics Authority) to the Aircraft, free and clear of Liens, except the rights of the Owner Trustee and the Lessee under the Lease, the rights of the Indenture Trustee under the Indenture (including the Indenture Supplement), the beneficial interest of the Owner Participant created by the Trust
                  Agreement, and the interest of the Certificate Holders created by the Indenture, which evidence shall include the FAA Bill of Sale and the Warranty Bill of Sale;

                           (ii) the Aircraft has been duly  certificated  by the
                  Aeronautics Authority as to type and airworthiness;

                           (iii) the Old Lease Termination (if applicable and if
                  the Old Lease was filed of record with the FAA), the FAA Bill of Sale, the amended and restated Lease (including the Lease
                  Supplement), the amended and restated Indenture (including the Indenture Supplement), and the amended and restated Trust
                  Agreement shall have been duly filed for recordation (or shall be in the process of being so duly filed for recordation) with the FAA pursuant to the Transportation Code; and

                           (iv) application to the FAA for registration of the Aircraft in the name of the Owner Trustee shall have been duly filed and the Lessee shall have permanent authority to operate the Aircraft.

                  (f) Financing Statements. (i) a form UCC-3 financing statement to amend and restate each financing statement referred to in Section
         4.01(f)  hereof  shall have been  executed  and  delivered by the Owner
         Trustee, as debtor, and by the Indenture Trustee, as secured party, and a form UCC-1 financing statement covering all the security interests
         (and other interests) created by or pursuant to the Granting Clause of the Indenture shall have been executed and delivered by the Owner
         Trustee, as debtor, and by the Indenture Trustee, as secured party, for and on behalf of the Holders, and (ii) a UCC notice filing describing the Lease as a lease shall have been executed and delivered by the Owner Trustee, as lessor, and the Lessee, as lessee (which filing shall name the Indenture Trustee as assignee of the Owner Trustee), for filing in Virginia.

                  (g) Payments.  The Owner Participant shall have made available
         its   Commitment  to  the  Owner   Trustee,   and  the  other  payments
         contemplated  by Section  3.02 hereof shall have been made and interest accrued on the Certificates  prior to (but excluding) the Delivery Date shall have been paid on or before the Delivery Date in accordance  with
         Section 17.02 hereof.

                  (h) Report of Aircraft Expert. The Owner Participant shall have received a report prepared by BK Associates, Inc., addressed to the Owner Participant (with an abbreviated report to the Lessee), in form and substance reasonably satisfactory to the Owner Participant to the effect that, on the Delivery Date:

                           (i) (A) the estimated fair market value of the Aircraft net of any cost to the Owner Participant or the Owner
                  Trustee of return at the end of the Basic Term and any Renewal
                  Term (determined without including in such value any increase or decrease for inflation or deflation during the Term) is equal to or greater than 20% of the Purchase Price and (B) at least 20% of the useful economic life of the Aircraft will be remaining at the end of the Basic Term and any Renewal Term;

                           (ii)     the  estimated  useful life of the  Aircraft is at least 125% of the Basic Term and any Renewal Term;

                           (iii) the Purchase  Price is no greater than the fair
                  market value of the Aircraft on the Delivery Date;

                           (iv) on the  Delivery  Date,  the  Aircraft  will not
                  require any modifications, improvements or additions in order to be rendered complete for its intended purpose by the Lessee;

                           (v) the amount payable by the Lessee upon the exercise of its purchase option pursuant to Section 16(a)(1) of the Lease equals or exceeds the currently estimated Fair
                  Market Value of the Aircraft on such date (taking into account inflation or deflation to such date); and

                           (vi)     the Aircraft is not limited use property.

                  (i) Insurance. Each of the Indenture Trustee, the Pass-Through
         Trustee, the Owner Trustee and the Owner Participant shall have received such evidence as it reasonably deems appropriate, including, without limitation, an independent insurance broker's report, together with certificates of insurance from such broker, in form and substance reasonably satisfactory to the Indenture Trustee, the Pass-Through
         Trustee, the Owner Trustee and the Owner Participant, to establish that the insurance required by Section 12 of the Lease is in effect.

                  (j)  Payment  of  Taxes.   (A)  All  taxes,   fees,   charges,
         assessments,   costs  and  other  expenses  then  due  and  payable  in
         connection  with the execution,  delivery,  recording and filing of all financing  statements and the documents and instruments  referred to in subparagraphs  (e) and (f) of this Section 4.02, or in connection  with the purchase of the Aircraft by the Owner Trustee and the making by the
         Owner Participant of its equity investment shall have been duly paid or caused to be paid in full;  and (B) all  sales or use taxes and  duties related to the  consummation  of the  transactions  contemplated by the
         Operative  Agreements  on the  Delivery  Date  which  are  then due and payable shall have been duly paid in full.

                  (k)      No Indenture Default.  No Indenture Default exists.

                  (l) No Lease Default or Event of Loss. No Default exists, and no Event of Loss, or event which with the passage of time would constitute an Event of Loss, shall exist.

                  (m) Governmental  Compliance.  All appropriate action required to have  been  taken  by the  FAA,  the  SEC,  or any  governmental  or political agency,  subdivision or instrumentality of the United States, prior  to  the  Delivery  Date  in  connection  with  the  transactions contemplated by this Agreement  shall have been taken,  and all orders,
         permits,    waivers,    authorizations,    exemptions   and   approvals
         (collectively  "permits") of such entities  required to be in effect on the Delivery Date in connection with the  transactions  contemplated by this Agreement shall have been issued, and all such permits shall be in full force and effect on the Delivery Date.

                  (n)  Officer's  Certificate  of  Lessee  and ACA  Inc.  On the
         Delivery  Date, the following  statements  shall be true, and the Owner
         Participant,  the  Owner  Trustee,  the  Pass-Through  Trustee  and the
         Indenture Trustee shall have received a certificate of the Lessee and of ACA Inc., signed on its respective behalf by the Vice President and Treasurer or any other duly authorized officer of the Lessee or ACA
         Inc., as applicable, dated the Delivery Date, stating that:

                           (i) the  representations and warranties of the Lessee
                  or ACA Inc.,  as the case may be,  contained in the  Operative
                  Agreements to which it is a party (excluding the Tax Indemnity
                  Agreement) and in any certificate delivered pursuant hereto or thereto are true and correct on and as of the Delivery Date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such certificate shall state that such representations and warranties were true and correct on and as of such earlier date);

                           (ii) except as  disclosed in the  Offering  Memo,  no
                  materially adverse change has occurred in the financial condition, business, or operations of the Lessee or ACA Inc.
                  from that shown in the unaudited financial statements of the Lessee and ACA Inc. as of July 31, 1997, and nothing has occurred which will, in the reasonable judgment of such officer, materially adversely affect the ability of the Lessee or ACA Inc., as the case may be, to carry on its business or to perform its obligations under this Agreement and each other
                  Operative Agreement to which it is or is to be a party; and

                           (iii) no event has  occurred  and is  continuing,  or
                  would result from the purchase, sale, mortgage, or lease of the Aircraft, which constitutes an Event of Loss (or event which with the passage of time would become an Event of Loss) with respect to the Airframe or any Engine, or a Default under the Lease.

                  (o) Officer's  Certificate of Owner  Participant and any Owner
         Participant Guarantor. On the Delivery Date, the following statements shall be true, and the Lessee, the Pass-Through Trustee, the Owner
         Trustee and the Indenture Trustee shall have received a certificate from the Owner Participant, signed by a duly authorized officer of (aa) the Owner Participant dated the Delivery Date, stating that:

                           (i) the  representations  and warranties of the Owner
                  Participant contained in this Agreement, the Trust Agreement and any other Operative Agreement (excluding the Tax Indemnity
                  Agreement) to which it is a party and in any certificate delivered pursuant hereto or thereto, are true and correct on and as of the Delivery Date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such certificate shall state that such representations and warranties were true and correct on and as of such earlier date);

                           (ii)     no Lessor's Liens attributable to the Owner Participant exist; and

                           (iii) no event has occurred and is  continuing  which
                  constitutes or, with notice or lapse of time or both would constitute, an Indenture Event of Default other than an Indenture Event of Default attributable to a Lease Event of Default.

         and (bb) from the Owner Participant Guarantor, if any, signed by a duly authorized  officer  of such  Owner  Participant  Guarantor  dated  the
         Certificate   Closing  Date,  stating  that  the   representations  and
         warranties of such Owner Participant  Guarantor  contained in its Owner
         Participant  Guaranty and in any  certificate  delivered at the closing pursuant  thereto  are true and  correct  on and as of the  Certificate
         Closing  Date as  though  made on and as of such  date  (except  to the extent that such  representations  and  warranties  relate solely to an earlier  date,  in which case such  certificate  shall  state that such representations  and warranties were true and correct on and as of such earlier date).

                  (p) Other Officer's Certificates. On the Delivery Date, the following statements shall be true, and the Owner Participant, the Lessee, the Pass-Through Trustee, the Owner Trustee, the Subordination
         Agent and the Indenture Trustee shall have received a certificate from each of SSB and the Owner Trustee (in the case of the Lessee, the Pass-Through Trustee, the Owner Participant, the Subordination Agent and the Indenture Trustee), FNBM and the Indenture Trustee (in the case of the Lessee, the Pass-Through Trustee, the Owner Participant, the Subordination Agent and the Owner Trustee), FNBM and the Pass-Through
         Trustee (in the case of the Lessee,  the Indenture  Trustee,  the Owner
         Participant, the Subordination Agent and the Owner Trustee), and FNBM and the Subordination Agent (in the case of the Lessee, the Indenture
         Trustee, the Owner Participant,  the Pass-Through Trustee and the Owner
         Trustee), signed by a duly authorized officer of SS and FNBM, respectively, dated the Delivery Date, stating with respect to SSB and the Owner Trustee, with respect to FNBM and the Indenture Trustee, with respect to FNBM and the Pass-Through Trustee, or with respect to FNBM and the Subordination Agent, as the case may be, that:

                           (i) the  representations and warranties of SSB in its
                  individual capacity and as Owner Trustee, of FNBM in its individual capacity and as Indenture Trustee, of FNBM in its individual capacity and as Pass-Through Trustee, or of FNBM in its individual capacity and as Subordination Agent contained in this Agreement, the Lease, the Trust Agreement and the Indenture and in any certificate delivered pursuant hereto or thereto are true and correct on and as of the Delivery Date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such certificate shall state that such representations and warranties were true and correct on and as of such earlier date);

                           (ii) to the  best of its  knowledge,  no  Default  or
                  Indenture Default exists due to any action or omission on the part of SSB in its individual capacity or as Owner Trustee, of FNBM in its individual capacity or as Indenture Trustee, of FNBM in its individual capacity or as Pass-Through Trustee, or of FNBM in its individual capacity or as Subordination Agent;
                  and

                           (iii) there are no Lessor's Liens attributable to the
                  Owner  Trustee  or  SSB  and  no  Indenture   Trustee's  Liens
                  affecting the Trust Indenture Estate or the Lessor's Estate or
                  any part thereof.

                  (q) Release of Debt Portion. The Indenture Trustee shall have released the Debt Portion from (or such lesser amount as may then be held in) the Collateral Account.

                  (r)  Officer's   Certificate  of  Lessee  Regarding  Mandatory
         Economic Terms and Mandatory  Document  Terms. On the Delivery Date, or
         if earlier,  the  Transfer  Date,  in  connection  with the  amendments contemplated  by Sections  2.03 and 2.04 hereof,  the Lessee shall have delivered a certificate to the  Pass-Through  Trustee and the Liquidity
         Providers  signed by the Vice President and Treasurer or any other duly authorized  officer  of the  Lessee  stating  that  (i)  the  Operative
         Agreements  which are amended and restated as of the  Delivery  Date or the  Transfer  Date,  as the  case may be,  do not  vary the  Mandatory
         Economic  Terms and contain the Mandatory  Document  Terms and (ii) any substantive  modification of such documents from those in effect on the
         Certificate  Closing Date does not materially and adversely  affect the
         Holders of Pass-Through  Certificates  and each Liquidity  Provider and such certification shall be true and correct.

Notwithstanding anything else to the contrary in this Section 4.02, it shall not be a condition precedent to the obligations of the Indenture Trustee, the Pass-Through Trustee or the Subordination Agent that the conditions in Section
4.02(n) and (o) be satisfied if the Lessee certifies that the failure to fulfill such condition precedent is not reasonably likely to materially adversely affect the holders of Pass-Through Certificates and, in the event of such failure, there has been delivered to the Indenture Trustee written confirmation from both
Moody's and S&P of the rating on any class of Pass-Through Certificates.

         Section 4.03.  Opinion of Special Aviation  Counsel Upon  Registration.
Promptly upon the registration of the Aircraft and the filing and, where appropriate, recordation pursuant to the Transportation Code, of the Old Lease
Termination (if the Old Lease was filed of record with the FAA), the FAA Bill of Sale, the Trust Agreement, the Lease (including the Lease Supplement), and the
Indenture (including the Indenture  Supplement),  the Lessee shall cause Special
Aviation  Counsel to deliver to the Owner  Participant,  the  Lessee,  the Owner
Trustee, the Pass-Through Trustee and the Indenture Trustee an opinion as to (i) the due registration of the Aircraft in the name of the Owner Trustee, (ii) the due recording pursuant to the Transportation Code of the Old Lease Termination if the Old Lease was filed of record with the FAA), the FAA Bill of Sale, the amended and restated Trust Agreement, the amended and restated Lease (including the Lease Supplement), and the Indenture (including the Indenture Supplement), and (iii), subject to customary qualifications, the lack of any intervening documents with respect to the Aircraft.



                                    ARTICLE 5

                  CONDITIONS PRECEDENT TO LESSEE'S OBLIGATIONS

         Section  5.01.  Conditions  Precedent  to  Lessee's  Obligations.   The
Lessee's  obligation to participate in the transactions  contemplated  hereby on the Certificate  Closing Date is subject to the conditions  that, prior to or on the  Certificate  Closing Date, the Lessee shall have received the  certificates and other documents which are referred to in, or the opinions to be addressed to it under, as the case may be, paragraphs (d), (g)(ii)-(v),  (j), (k)(ii)-(vi) of
Section  4.01  hereof and the  Placement  Agent  shall have made  available  the amounts  required  to be paid by it  pursuant to Section  2.01  hereof,  and the
Lessee's  obligation to participate in the transactions  contemplated  hereby on the  Delivery  Date,  is  subject  to the  conditions  that,  on or prior to the
Delivery Date,  the Lessee shall have received the documents  which are referred to in,  or the  opinions  to be  addressed  to it  under,  as the  case  may be, paragraphs (c) and (d)(ii)-(vi) of Section 4.02 hereof and the Indenture Trustee shall have  released the Debt Portion from (or such lesser amount as may then be held in) the Collateral Account.



                                    ARTICLE 6

               LESSEE'S REPRESENTATIONS, WARRANTIES AND COVENANTS

         Section 6.01. Lessee's Representations and Warranties. The Lessee represents and warrants to the Owner Participant, the Owner Trustee (in its individual capacity and as Owner Trustee), the Pass-Through Trustee (in its individual capacity and as Pass-Through Trustee), the Liquidity Provider, and the Indenture Trustee (in its individual capacity and as Indenture Trustee) that, on the date hereof and as of the Certificate Closing Date and the Delivery
Date (unless any such representation is specifically made as of one date):

                  (a) the Lessee is a corporation duly organized and validly existing and is in good standing under the laws of California, has its principal place of business and chief executive office (as such terms are used in Article 9 of the Uniform Commercial Code) in Dulles, Virginia, and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the failure to be so qualified or in good standing would have a materially adverse effect on its business or would impair its ability to perform its obligations under the Operative Agreements;

                  (b) the Lessee has full power, authority and legal right to conduct its business and operations as currently conducted and to own or hold under lease its Properties and to enter into and perform its obligations under this Agreement, the other Operative Agreements to which it is a party, the Pass-Through Agreement and the Series
         Supplements (the "Lessee Documents");

                  (c) the Lessee is an "air  carrier"  within the meaning of the
         Transportation  Code  and  a  holder  of a  certificate  under  Section
         41102(a)  of the  Transportation  Code  and a  "citizen  of the  United
         States"   within   the   meaning  of   Section   40102(a)(15)   of  the
         Transportation  Code  holding an "air  carrier  operating  certificate"
         issued  under  Chapter  447 of the  Transportation  Code  for  aircraft capable of carrying ten or more  individuals or 6,000 pounds or more of cargo, and each such certificate is in full force and effect;

                  (d)  the  Lessee   possesses   all   necessary   certificates,
         franchises,  licenses,  permits,  rights and  concessions  and consents
         (collectively  "permits")  which are  material to the  operation of the routes flown by it and the conduct of its business  and  operations  as currently conducted and each such permit is in full force and effect;

                  (e) the  execution,  delivery  and  performance  of the Lessee
         Documents  by the Lessee  have been duly  authorized  by all  necessary corporate  action  on the part of the  Lessee  and do not  require  any stockholder  approval,  or approval or consent of any trustee or holder of any  indebtedness  or  obligations  of the  Lessee,  and  each  such document has been duly  executed and delivered or, in the case of those
         Lessee  Documents   constituting  Operative  Agreements  identified  in
         Section  4.02(c)  hereof,  will on the  Delivery  Date be executed  and delivered by the Lessee and  constitutes  (or will  constitute,  as the case may be) the legal,  valid and  binding  obligations  of the Lessee enforceable  against it in accordance  with the terms thereof except as such enforceability may be limited by bankruptcy,  insolvency, or other similar laws or by general equitable principles;

                  (f) no  authorization,  consent or approval of or other action by, and no notice to or filing with, any United States federal or state
         governmental   authority  or  regulatory   body  is  required  for  the
         execution,  delivery  or  performance  by  the  Lessee  of  the  Lessee
         Documents or for the use and  maintenance  of the  Aircraft  except for such  registrations,  applications  and  recordings  referred to in the opinions  of Special  Aviation  Counsel  delivered  or to be  delivered pursuant  to  Sections  4.02(d)(vi)  and 4.03 hereof and except for the filings  referred to in Sections  4.01(f)  and 4.02(f)  hereof,  all of which  shall be in full force and  effect on and as of the  Certificate
         Closing Date or the Delivery Date, or as contemplated by such Sections;

                  (g) neither the execution, delivery or performance by the Lessee of the Lessee Documents nor compliance with the terms and provisions hereof or thereof, conflicts or will conflict with or results or will result in a breach or violation of any of the terms, conditions or provisions of, or will require any consent (other than the PAA Consent and the Engine Manufacturer's Consent) or approval under, any law, governmental rule or regulation or the charter documents, as amended, or bylaws, as amended, of the Lessee or any order, writ, injunction or decree of any court or governmental authority against the Lessee or by which it or any of its Properties is bound or any indenture, mortgage or contract or other agreement or instrument to which the Lessee is a party or by which it or any of its Properties is bound, or constitutes or will constitute a default thereunder or results or will result in the imposition of any Lien upon any of its Properties;

                  (h) there are no pending or, to the  knowledge  of the Lessee, threatened actions,  suits,  investigations or proceedings  (whether or not  purportedly  on behalf of the  Lessee)  against or  affecting  the
         Lessee or any of its Property before or by any court or  administrative agency (A) which involve the Aircraft or (B) which (except as disclosed in the Offering  Memo),  if adversely  determined,  may  reasonably  be
         expected  to  have  a  materially   adverse   effect  on  the  Lessee's
         consolidated  financial condition,  business, or operations,  or (C) if adversely determined,  would materially adversely affect the ability of the Lessee to perform its obligations under the Lessee Documents;

                  (i) the Lessee has filed or caused to be filed all federal, state and material local and non-U.S. tax returns which are required to be filed and has paid or caused to be paid all taxes shown to be due and payable pursuant to such returns or pursuant to any assessment received by the Lessee (other than assessments the payment of which is being contested in good faith by the Lessee by appropriate proceedings that do not involve any material risk of sale, forfeiture or loss of the Aircraft or any part thereof), and the Lessee has no knowledge of any related actual or proposed deficiency or additional assessment which either in any case or in the aggregate would materially adversely affect the Lessee's consolidated financial condition;

                  (j) except  for (A) the  registration  in the Owner  Trustee's name  of  the  Aircraft  pursuant  to  the  Transportation  Code  to be accomplished  by filing with the FAA, of the Old Lease  Termination (if the Old Lease was filed of record  with the FAA,  the FAA Bill of Sale, the Trust Agreement, the Affidavits and the Application, (B) the filing with and,  where  appropriate,  recordation  by the FAA pursuant to the
         Transportation   Code  of  the  Indenture   (including   the  Indenture
         Supplement),  and the Lease (including the Lease  Supplement),  (C) the filing of the financing  statements referred to in Sections 4.01(f) and
         4.02(f) hereof, and (D)(x) on the Certificate  Closing Date, the taking of  possession by the Indenture  Trustee of the Liquid  Collateral  and
         maintaining possession by the Indenture Trustee thereof as contemplated in Section 2.14(a) of the Indenture,  and (y) on the Delivery Date, the
         taking  of  possession  by  the  Indenture   Trustee  of  the  original
         counterpart of the Lease (including the Lease  Supplement),  no further action, including any filing or recording of any document, is necessary or advisable in order (i) to establish the Owner Trustee's title to and interest in the Aircraft and the Lessor's  Estate as against the Lessee and any third parties,  or (ii) to perfect the first security  interest in and  mortgage  Lien on the  Trust  Indenture  Estate in favor of the
         Indenture Trustee;

                  (k) on the Delivery Date, the Owner Trustee has received good and marketable title to the Aircraft, free and clear of all Liens, except Permitted Liens except the rights of the Owner Trustee and the Lessee under the Lease and the Lease Supplement, the Lien of the Indenture, the rights of the Owner Participant under the Trust
         Agreement and the rights of the Indenture Trustee under the Indenture and other Permitted Liens not filed of record;

                  (l)      with respect to ERISA:

                           (i) none of the Pension  Plans (as defined at the end
                  of this  Section  6.01(l)) nor their  related  trusts has been terminated  in a  distress  termination  pursuant  to  Section
                  4041(c)  of  ERISA  or  by  the   Pension   Benefit   Guaranty
                  Corporation   (together   with   any   successor   agency   or
                  instrumentality  thereto, the "PBGC") pursuant to Section 4042 of ERISA,  nor has any action been taken so to  terminate  any
                  Pension Plan or related trust,  and neither the Lessee nor any
                  ERISA  Affiliate  (as  defined  at  the  end of  this  Section
                  6.01(l)) has incurred or could reasonably be expected to incur any  material  liability  with respect to a Pension Plan under
                  Section 4062, 4063, 4064 or 4069 of ERISA;

                           (ii) there have been no "reportable  events" (as such
                  term is defined in Section 4043(b) of ERISA) with respect to any Pension Plan which have resulted or could reasonably be expected to result in any material liability of the Lessee or any ERISA Affiliate;

                           (iii) no  "accumulated  funding  deficiency" (as such
                  term is defined in Section  302 of ERISA or Section 412 of the
                  Code) exists with respect to any Pension Plan, whether or not waived, nor has any request for a waiver under Section 412(d) of the Code been, or is reasonably likely to be, filed with respect to any of the Pension Plans;

                           (iv) neither the Lessee nor any ERISA  Affiliate  has
                  failed to make any contribution or payment to any Pension Plan which has resulted or could reasonably be expected to result in the imposition of a Lien under Section 302(f) of ERISA or
                  Section 412(n) of the Code;

                           (v) all Pension Plans are in compliance in all material respects with all applicable provisions of ERISA and the Code;

                           (vi) neither the Lessee nor any ERISA  Affiliate  has
                  incurred or is reasonably likely to incur any material withdrawal liability pursuant to Section 4201 or 4204 of ERISA or any material liability under Section 515 of ERISA;

                           (vii) to the best of the Lessee's knowledge,  neither
                  the  Lessee  nor  any  ERISA   Affiliate   has  engaged  in  a
                  "prohibited  transaction"  (within the meaning of Section 4975 of the Code or Section 406 of ERISA) which could reasonably be expected  to  subject  the Lessee to the tax or  penalties  on prohibited transactions imposed by Section 4975 of the Code or
                  Section 502 of ERISA; and

                           (viii)  assuming  the  truth  of the  representations
                  contained in Section 7.09 hereof and  compliance  with Section
                  10.06 of the  Indenture,  the  execution  and delivery of this
                  Agreement  and  the  other   Operative   Agreements   and  the
                  consummation  of  the  transactions  contemplated  hereby  and thereby will not involve any  transaction  which is prohibited by  Section  406 of ERISA or in  connection  with  which a tax could be imposed pursuant to Section 4975 of the Code. No part of the funds to be used by the Lessee in  satisfaction  of its obligations under this Agreement or any other of the Operative
                  Agreements  to which  the  Lessee  is a party or to which  the
                  Lessee is bound are the assets of any  employee  benefit  plan subject  to Title I of  ERISA,  or any  individual  retirement account or an employee benefit plan subject to Section 4975 of the Code;

         as used in this  Section  6.01(l),  the term  "Pension  Plan"  means an employee  pension  benefit  plan as defined  in  Section  3(2) of ERISA
         (other than a multiemployer  plan as defined in Section 4001 (a) (3) of
         ERISA)  which is covered by Title IV of ERISA or subject to the minimum
         funding   standards  under  Section  412  of  the  Code  and  which  is maintained,  or contributed  to, by the Lessee or any ERISA  Affiliate, and the term "ERISA Affiliate" means any entity which together with the
         Lessee would be treated as a single employer under Section 414(b), (c),
         (m) or (o) of the Code;

                  (m)      the Lessee is a Citizen of the United States;

                  (n) except for the filings referred to in Sections 4.01(f), 4.02(e) and 4.02(f) hereof, no governmental approval of any kind is required of the Owner Participant or for the Owner Participant's execution of or performance under this Agreement or any agreement contemplated hereby by reason of any fact or circumstance of the Lessee, the nature of the Aircraft, or the Lessee's proposed operations or use of the Aircraft;

                  (o) on the Delivery Date, all premiums which have become due with respect to the insurance required to be provided by the Lessee on or prior to the Delivery Date under Section 12 of the Lease have been paid by the Lessee;

                  (p) on the Delivery Date, all sales, use, transfer or similar taxes relating to the sale of the Aircraft by the Seller to the Owner
         Trustee which are then or were theretofore due shall have been paid;

                  (q) the Lessee is not in default under any mortgage, deed of trust, indenture, lease or other instrument or agreement to which the Lessee is a party or by which it or any of its Properties or assets may be bound, or in violation of any applicable law, which default or violation would have a materially adverse effect on the financial condition, business or operations of the Lessee or its ability to perform any of its obligations under the Lessee Documents;

                  (r) no Default exists and no Event of Loss, or event which with the passage of time would constitute an Event of Loss, exists;

                  (s) on the Delivery Date, the Aircraft will be in such condition so as to enable the airworthiness certificate of such Aircraft to be in good standing under the Transportation Code; the Aircraft will have been duly certificated by the FAA as to type and airworthiness; there will be in effect with respect to the Aircraft a current and valid airworthiness certificate issued by the FAA pursuant to the Transportation Code; and there is no fact known to the Lessee which materially adversely affects the value, utility, useful life or condition of the Aircraft;

                  (t) on the Certificate Closing Date and the Delivery Date, the
         Lessee shall not be in default in the performance of any term or condition of the Purchase Agreement, and the aggregate amount of loans shall not exceed the Debt Portion;

                  (u) neither the Lessee nor any subsidiary of the Lessee is an "investment company" or a company "controlled by an investment company" within the meaning of the Investment Company Act of 1940, as amended;

                  (v) on the Delivery Date, the Aircraft will, upon delivery, be fully equipped to operate in commercial service and will comply with all governmental requirements governing such service;

                  (w) there are no broker's or underwriter's fees payable on behalf of the Lessee in connection with the transactions contemplated in the Operative Agreements other than those of the Placement Agent and Babcock & Brown, Inc. referred to in Article 10 hereof; and

                  (x) interest accrued on the Certificates prior to (but excluding) the Delivery Date shall have been paid on or before the Delivery Date in accordance with Section 17.02 hereof, together with all other amounts owing by the Lessee or ACA Inc. under the Indenture or any other Operative Agreement, to the Holders or the relevant
         Indemnitee, as the case may be, on or prior to such date.

         Section  6.02.  Offering  by  Lessee.  (a) The  Lessee  represents  and warrants that it has  authorized no one to act on its behalf in connection  with the offer or sale of any interest in the Lessor's  Estate or the Trust Agreement
other  than   Babcock  &  Brown,   Inc.   Neither  the  Lessee  nor,   based  on
representations  of  Babcock & Brown,  Inc.,  anyone  acting on its  behalf  has directly or indirectly  offered any interest in the Lessor's Estate or the Trust
Agreement, or similar interests,  for sale to, or solicited any offer to acquire any of the same from, no more than 80 other  accredited  investors (as such term is defined in  Regulation D  promulgated  under the  Securities  Act of 1933, as amended).
         (b) The Lessee represents and warrants that it has authorized no one to act on its behalf in  connection  with the offer or sale of any  interest in the
Certificates or the Pass-Through Certificates other than the Placement Agent.

         Section 6.03. Certain Covenants of Lessee. The Lessee covenants and agrees with the Owner Participant, the Owner Trustee (in its individual and trust capacities), the Pass-Through Trustee (in its individual and trust capacities) and the Indenture Trustee (in its individual and trust capacities) as follows:

                  (a) The Lessee will cause to be done,  executed,  acknowledged and  delivered at the Lessee's  cost and expense all such further acts, conveyances and assurances as the Owner Trustee, the Indenture Trustee, the  Pass-Through  Trustee or the Owner  Participant  shall  reasonably require for  accomplishing  the purposes of the  Operative  Agreements.
         Without  limiting the  generality of this Section  6.03(a),  the Lessee will  promptly  take,  or cause to be taken,  at the Lessee's  cost and
         expense,   such  action  with   respect  to  the   recording,   filing,
         re-recording and re-filing of the Indenture  (including each supplement thereto),  the  Lease  (including  each  supplement  thereto),  and any financing  statements or other  instruments as may be necessary,  or as reasonably  requested  by the  Indenture  Trustee and  appropriate,  to maintain the  perfection  of the first  security  interest and the Lien created by the Indenture, and the Owner Trustee's title to and interest in the Aircraft and the Lessor's Estate,  as against the Lessee and any third parties, or if the Lessee cannot take, or cause to be taken, such action,  will furnish to the  Indenture  Trustee and the Owner  Trustee timely  notice of the  necessity  of such  action,  together  with such instruments,  in execution  form, and such other  information as may be required to enable  either of them to take such action at the  Lessee's cost and expense in a timely manner.

                  (b) From and after the Delivery Date, the Lessee shall cause the Aircraft to be duly registered, and at all times to remain duly registered, in the name of the Owner Trustee (provided that the Owner
         Trustee and the Owner Participant shall be and remain Citizens of the United States), under the Transportation Code, and shall furnish to the Owner Trustee such information as may be required to enable the Owner
         Trustee to make application for such registration; provided, however, that the Lessee may, at any time after the end of the Recovery Period
         (or before that date if the Lessee prepays in a lump sum any indemnity required under the Tax Indemnity Agreement as a result of such foreign registration) cause the Aircraft to be appropriately re-registered under the laws of a country with which at the time of such registration the United States maintains normal diplomatic relations and is listed on Exhibit E-1 to the Lease; provided that

                  (i)      at the time of  re-registration,  no Specified Default exists or would occur as a result of such re-registration,

                  (ii) the Lessee shall pay all fees and expenses (including the reasonable fees and expenses of local counsel in such country) relating to such re-registration,

                  (iii) the Lessee shall, at its cost, cause the interest of the Owner Trustee as owner of the Aircraft and the Indenture Trustee as mortgagee thereof to be duly registered or recorded under the laws of such country and at all times thereafter to remain so duly registered or recorded unless and until the registration of the Aircraft is changed as provided herein, and shall cause to be done at all times all other acts including the filing, recording and delivery of any document or instrument and the payment of any sum necessary or, by reference to prudent industry practice in such country, advisable in order to create, preserve and protect such interest in the Aircraft (including the first priority duly perfected Lien under the Indenture) as against the Lessee or any third parties in such jurisdiction, and the laws of such country would give effect to the Owner Trustee's title to the Aircraft and the Indenture Trustee's Lien thereon substantially to the same effect as in the United States,

                  (iv) the obligations of the Lessee and each other party under the Operative Documents (and of the Sublessee, if any, under a Sublease) shall remain or be, as the case may be, legal, valid, binding and enforceable in such country and in the United States,

                  (v) The Lessee shall ensure that all insurance provided for herein shall be in full force and effect prior to, at the time of, and after such change in registration and the Owner Participant, the Owner
         Trustee, and the Indenture Trustee shall receive a certificate of Lessee's insurance broker to such effect,

                  (vi) any  possessory  rights  in favor of the  Lessee  (or any
         Sublessee)   or  any  third  party,   including   any   government   or
         instrumentality  thereof, taken as whole, are not more restrictive than existing in the United States  (other than  immaterial  differences  in procedures  of  enforcement),  which would,  upon  bankruptcy  or other default by the Lessee (or any  Sublessee)  prevent or delay  beyond the recovery  time under the  then-existing  laws of the United  States the return of the Aircraft to the Owner Trustee in accordance with and when permitted  by the terms of the  Lease  upon the  exercise  by the Owner
         Trust or the Indenture Trustee of its remedies thereunder, and there is no adverse effect under the laws of such country of  re-registration to the enforceability (other than immaterial  differences in procedures of enforcement)  of the material  rights and remedies of the Owner Trustee and the  Indenture  Trustee  provided  for  herein  and under the other
         Operative  Agreements  (it being  understood  that,  in the  absence of restrictions similar to those imposed under Sections 362 and 363 of the
         Bankruptcy  Code,  rights and remedies similar to those available under
         Section 1110 of the Bankruptcy Code are not required),

                  (vii)  the  Owner  Participant,  the  Owner  Trustee,  and the
         Indenture Trustee shall have received evidence reasonably satisfactory to them that such country imposes aircraft maintenance standards approved by, or at least as stringent as those approved by, the FAA or the central civil aviation authority of the United Kingdom, France, Germany or Canada,

                  (viii)   it  shall  not  be   necessary   by  reason  of  such
         re-registration  or for purposes of enforcing remedies contained in the
         Lease or the Indenture or the related  Sublease for the Owner  Trustee, the Indenture  Trustee or the Owner  Participant to register or qualify to do business in such country,

                  (ix) no Liens (except Permitted Liens) shall arise by reason of such re-registration, and the Indenture shall continue as a first priority Lien on the collateral thereunder,

                  (x) none of the Owner Trustee,  the Indenture  Trustee and the
         Owner  Participant  shall be subjected to any adverse tax  consequences for which the  Lessee is not  required  to and does not then  indemnify such Person in a manner  [reasonably]  satisfactory to such Person as a result of such  re-registration and, if an additional indemnity is then provided  by the Lessee as the result of such  re-registration  and the
         Owner  Trustee,   the  Indenture   Trustee  or  the  Owner  Participant
         reasonably  deems itself insecure with respect to such  indemnity,  the
         Lessee shall have provided  security or collateral  for said  indemnity which is reasonably satisfactory to such Person,

                  (xi) in such country, there is no tort liability imposed on passive lessors other than tort liability which might be imposed under the prevailing rule among the states of the United States of America, unless insurance reasonably satisfactory to the Owner Participant covering such risk is provided by the Lessee or a Sublessee at its expense,

                  (xii) any export licenses and certificate of deregistration required in connection with any repossession or return of the Aircraft will be readily obtainable in the normal course without material delay or material burden on the Owner Trustee or the Indenture Trustee, it being agreed that the Lessee shall be responsible for the cost thereof,

                  (xiii) the laws of such country require fair compensation by the government of such country payable in currency freely convertible into Dollars for the loss of use of the Aircraft (unless the Lessee or a Sublessee shall have provided insurance reasonably satisfactory to the Owner Participant covering the risk of requisition of use of the Aircraft by the government of such country so long as the Aircraft is registered under the laws of such country), and

                  (xiv)  the  Owner  Participant,  the  Owner  Trustee,  and the
         Indenture Trustee shall have received opinions in scope, form and substance reasonably satisfactory to them, of counsel, expert in the laws of the United States and such country, to the effect set forth in clauses (iii), (iv), (vi), (viii), (ix), (x), (xii), (xiii) and, if the insurance described in such clause is not provided by the Lessee or a Sublessee, clause (xi) and to such further effect with respect to such other matters as the Owner Participant, the Owner Trustee, or the Indenture Trustee may reasonably request.

         Lessee agrees to pay on an After-Tax Basis all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable counsel fees and disbursements) of the Owner Participant, the Owner Trustee, and the Indenture Trustee in connection with any re-registration pursuant to this Section.

                  At any time and from time to time  during the Term,  the Owner
         Participant  may  request in writing to the  Lessee,  or the Lessee may request in writing to the Owner  Participant,  that  Exhibit E-1 to the
         Lease be amended to delete, or in the case of a request from the Lessee be amended to add, one or more  countries on such Exhibit and specified in such request, such request to be based upon the reasonable belief by the Owner  Participant that changes have occurred after the date hereof regarding each such country that could  adversely  affect its interests in the  Operative  Documents  or the  Aircraft,  if the  Aircraft  were registered  in such  country,  or in the  case of a  request  from  the
         Lessee,  based upon the reasonable  belief of the Lessee that each such
         country   would   adequately   protect  the   interests  of  the  Owner
         Participant,  the  Owner  Trustee,  and the  Indenture  Trustee  in the
         Operative  Documents and the Aircraft  (including,  without limitation, having the  characteristics  of and meeting the requirements  specified above with respect to the  countries  listed on such  Exhibit),  if the
         Aircraft  were to be registered  in such  country.  Promptly  after the receipt of such  request  (and in any event  within ten  Business  Days thereof),  the  Lessee  shall  consult  in good  faith  with the  Owner
         Participant as to whether each such country should be so deleted, or as to whether such country  should be added,  as the case may be, and each party hereto  agrees not to  unreasonably  withhold its consent to such request.  In the event that the Lessee and the Owner  Participant shall agree as to the deletion or addition of any such country,  such Exhibit shall be deemed amended to reflect such agreement (such agreement to be so  evidenced  by  a  writing  signed  by  the  Lessee  and  the  Owner
         Participant,  but without the requirement of any action or signature by any other Person; otherwise, such Exhibit shall not be so amended.

                  (c) The Lessee shall promptly file any reports, or furnish to the Owner Trustee and the Owner Participant such information as may be required to enable the Owner Trustee and the Owner Participant timely to file any reports required to be filed by the Owner Trustee as the Lessor and the Owner Participant under the Lease with any governmental authority.

                  (d) The Lessee will cause the Special Aviation Counsel to file, and where appropriate record, on the Delivery Date, the Old Lease
         Termination (if the Old Lease was filed of record with the FAA), the FAA Bill of Sale, the Lease (including the Lease Supplement), the Trust
         Agreement, and the Indenture (including the Indenture Supplement). The following documents shall be filed and, where appropriate, recorded on the Delivery Date with the Aeronautics Authority in the following order of priority: first, the Old Lease Termination (if the Old Lease was filed of record with the FAA), second, the FAA Bill of Sale, third, the Application, with the Trust Agreement and the Affidavits, fourth, the Indenture with the Indenture Supplement attached thereto, and fifth, the Lease with the Lease Supplement, the Indenture, and the Indenture
         Supplement attached thereto. So long as the Aircraft remains subject to the Lien of the Indenture, the Lessee will cause the Special Aviation
         Counsel,  or other  counsel  reasonably  satisfactory  to the Indenture
         Trustee, to deliver to the Indenture Trustee an annual legal opinion regarding the continuing perfection of the Lien under the Indenture.

                  (e) The Lessee shall at all times maintain its corporate existence except as permitted by Section 6.03(f) hereof and all of its rights, privileges and franchises necessary in the normal conduct of its business, except for any corporate right, privilege or franchise
         (i) that it determines, in its reasonable, good faith business judgment, is no longer necessary or desirable in the conduct of its business and (ii) the loss of which will not materially adversely affect or diminish the rights of the Holders or the Owner Participant.

                  (f)  Neither  the  Lessee  nor ACA Inc.  shall  enter into any merger with or into or consolidation  with, or sell, convey,  transfer, lease or otherwise dispose of in one or a series of transactions all or substantially  all of its assets as an entirety  to any Person,  unless the  surviving  corporation  or  Person  which  acquires  by  purchase, conveyance, transfer or lease all or substantially all of the assets of the Lessee as an entirety (i) is a domestic  corporation  organized and existing under the laws of the United States or any State of the United
         States (ii) is a Citizen of the United States,  (iii) is a Section 1110
         Person, (iv) if not the Lessee or ACA Inc., executes a duly authorized,
         legal,   valid,   binding,   and  enforceable   agreement,   reasonably
         satisfactory   in  form  and  substance  to  Owner  Trustee  and  Owner
         Participant,  containing an effective assumption of all of the Lessee's or ACA Inc.'s, as applicable, obligations hereunder and under the other
         Operative  Agreements,  and each other document  contemplated hereby or thereby and delivers  such  instrument to the  Indenture  Trustee,  the
         Owner  Participant and the Owner Trustee,  (v) provides an opinion from outside counsel  delivered to the Owner Trustee,  the Indenture Trustee
         and  the  Owner   Participant,   which   counsel  shall  be  reasonably
         satisfactory  to the Owner  Participant  and the Indenture  Trustee and
         which opinion shall be reasonably satisfactory to the Owner Participant and the Indenture Trustee, and an officer's  certificate,  each stating that such merger, consolidation,  conveyance,  transfer, lease or other disposition  and the instrument  noted in clause (iv) above comply with this  Section  6.03(f),  that  such  instrument  is a legal,  valid and binding  obligation  of, and is enforceable  against,  such survivor or
         Person, and that all conditions  precedent herein provided for relating to such  transaction  have been complied with, (vi)  immediately  after such merger,  consolidation  or conveyance,  transfer or lease,  as the case may be,  the  surviving  company  (or  Person  which  acquires  by conveyance, transfer or lease the assets of the Lessee) has a net worth not less  than the  lesser  of (A) the net  worth of the  Lessee on the
         Delivery  Date and (B) 75% of the net worth of the  Lessee  immediately prior to such merger, consolidation, conveyance, transfer or lease; and
         (vii) such  survivor or Person makes such filings and  recordings  with the FAA as are required pursuant to part A of subtitle VII or Title 49,
         United States Code to evidence such merger or  consolidation;  provided that no such merger,  consolidation  or  conveyance,  transfer or lease shall  be  permitted  if,  immediately  after  giving  effect  to  such consolidation,  merger, purchase, conveyance,  transfer, lease or other disposition, no Event of Default shall have occurred and be continuing.

                  Upon any consolidation or merger, or any conveyance, transfer or lease of all or substantially all of the assets of the Lessee and the satisfaction of the conditions specified in this Section 6.03(f), the successor corporation formed by such consolidation or into which the Lessee is merged or the Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Lessee under this Agreement and the Lease and each other Operative Agreement and any other document contemplated hereby and thereby to which the Lessee is a party with the same effect as if such successor corporation had been named as the Lessee herein and therein. No such conveyance, transfer or lease of all or substantially all of the assets of the Lessee as an entirety shall have the effect of releasing the Lessee or any successor corporation which shall theretofore have become the Lessee hereunder in the manner prescribed in this Section 6.03(f) from its liability hereunder or under the other Operative Agreements. Nothing contained herein shall permit any lease, sublease, or other arrangement for the use, operation or possession of the Aircraft except in compliance with the applicable provisions of the Lease.

                  (g) The Lessee agrees to give prompt written notice to the Owner Participant, the Owner Trustee and the Indenture Trustee of any change in the address of its chief executive office (as such term is used in Section 9-103(3) of the Virginia Uniform Commercial Code) or of any change in its corporate name.

                  (h) The Lessee agrees to furnish to the Owner Participant and the Indenture Trustee:

                           (A) as soon as available, but in any event within 120
                  days  after  the  end of  each  fiscal  year  of ACA  Inc.,  a consolidated  balance sheet as of the end of such fiscal year, and the  related  consolidated  statements  of income,  common stockholders' equity,  retained earnings and cash flows of ACA
                  Inc. for the fiscal year then ended as prepared and  certified
                  by  ACA  Inc.'s  independent   certified  public  accountants,
                  including  their  certificate  and  accompanying  comments and opinion;

                           (B) within 60 days after the end of the first, second
                  and third quarterly accounting periods in each fiscal year of ACA Inc., a consolidated balance sheet of ACA Inc. prepared by it as of the close of the accounting period then ended, together with the related consolidated statements of income, retained earnings and cash flows for such accounting period certified by the chief accounting officer or a financial vice president of ACA Inc.;

                           (C) promptly upon their general transmission,  copies
                  of all reports and statements furnished by ACA Inc. to its stockholders;

                           (D) promptly after filing with the SEC, copies of ACA
                  Inc.'s annual reports on form 10-K,  quarterly reports on form
                  10-Q,  and,  if  requested,   any  registration  statement  or
                  prospectus  filed by ACA Inc. with any securities  exchange or the SEC;

                           (E)  promptly  upon  (and in any  event  within  five
                  Business Days after) any officer of the Lessee obtaining knowledge of any condition or event which constitutes an Event of Default, an officer's certificate specifying the nature and period of existence thereof and what action the Lessee has taken or is taking or proposes to take with respect thereto;
                  and

                           (F)  from  time  to  time,   such   other   financial
                  information  as  the  Lessor,  the  Owner  Participant  or the
                  Indenture Trustee may reasonably request.

         Concurrently with the delivery of the financial statements referred to in clause (A) above, the Lessee shall deliver to the Lessor, the Owner
Participant, the Indenture Trustee and the Pass-Through Trustee a certificate of the Lessee, signed by any one of the President, the Chief Financial Officer, the General Counsel, the Treasurer or the principal accounting officer of the Lessee, stating that the signer, or an employee reporting to same, is familiar with the relevant terms of this Agreement and the Lease and the signer has reviewed, or has caused to be made under such Person's supervision a review, of the activities of the Lessee and that, to the best of his or her knowledge, no Default exists, or if a Default does exist, specifying the nature thereof, the period of existence thereof, and what action the Lessee has taken or proposes to take with respect thereto.

         Section  6.04.   Survival  of  Representations   and  Warranties.   The
representations  and warranties of the Lessee provided in Sections 6.01 and 6.02 hereof  and in  any  other  Operative  Agreement  and  the  representations  and warranties  of ACA  Inc.  provided  in  Section  6.04  hereof  and is any  other
Operative Agreement shall survive the Closings hereunder and the delivery of the
Aircraft and the expiration or other termination of this Agreement and the other
Operative Agreements.



                                    ARTICLE 7

            OTHER PARTIES' REPRESENTATIONS, WARRANTIES AND COVENANTS

         Section 7.01.  Reserved.

         Section 7.02. Citizenship. (a) Generally. The Owner Trustee, in its individual capacity and as trustee, represents and warrants that it is and on the Delivery Date will be a Citizen of the United States. If the Owner Trustee in its individual capacity does not comply with the requirements of this Section
7.02, the Owner Trustee and the Indenture Trustee hereby agree that no Default shall be deemed to exist due to non-compliance by the Lessee with the registration requirements in the Lease or in Section 6.03(b) hereof occasioned by such the noncompliance of the or the Owner Trustee.

         (b) Owner  Trustee.  The Owner  Trustee,  in its  individual  capacity, covenants that if at any time on or after the Delivery Date it shall have actual knowledge  that it has  ceased to be a Citizen  of the  United  States,  it will resign  immediately  as the Owner Trustee if such  citizenship  is necessary for
registration   of  the   Aircraft  in  the  Owner   Trustee's   name  under  the
Transportation  Code as in effect at such time (such  necessity to be determined without regard to any provision of law that permits the U.S. registration of the
Aircraft by  restricting  where it is based or used) or, if it is not  necessary for such  registration,  if the Owner  Trustee  is  informed  in  writing by the
Lessee,  the Indenture Trustee or any Owner Participant that such lack of United
States  citizenship  would have any adverse effect on the Lessee,  the Indenture
Trustee,  the  Holders  or any  Owner  Participant.  The Owner  Trustee,  in its
individual capacity, further covenants that if at any time it appears reasonably probable  that it will  cease to be a  Citizen  of the  United  States  based on information  that is (i) known to a Responsible  Officer or (ii) generally known to the public,  it will promptly so notify,  to the extent permitted by law, all parties to this Agreement.

         Section 7.03.  Concerning Assignment of Interests of Owner Participant.
In connection  with the transfer by an Owner  Participant to a transferee  Owner
Participant, the Owner Trustee, the Lessee and the Indenture Trustee shall be entitled to receive an opinion or opinions of counsel reasonably satisfactory to each of them to the effect that the obligations of such transferee under the Operative Agreements are legal, valid, binding and enforceable in accordance with their terms, subject to customary exceptions, and that such transfer will not be required to be registered under applicable securities laws.

         Section 7.04. Representations,  Covenants and Warranties of SSB and the
Owner Trustee. (a) In addition to and without limiting its other representations and warranties provided for in this Article 7, SSB represents and warrants, in its individual capacity with respect to items (i), (ii), (iii)(A), (iv), (v),
(vi), and (vii) below, and as the Owner Trustee with respect to items (iii)(B) and (iv) on the date hereof and as of the Certificate Closing Date and the Delivery Date that:

                  (i) it is a national  banking  association  duly organized and validly  existing in good standing  under the laws of the United States of America with its  principal  place of business  and chief  executive office (as such terms are used in Article 9 of the  Uniform  Commercial
         Code) in  Hartford,  Connecticut,  and has  full  corporate  power  and authority,  in its individual capacity or (assuming the Trust Agreement
         has  been  duly  authorized,   executed  and  delivered  by  the  Owner
         Participant) as the Owner Trustee,  as the case may be, to carry on its business as now  conducted,  and to execute,  deliver and perform  this
         Agreement  and the  Operative  Agreements  to which it is or is to be a party;

                  (ii) the execution, delivery and performance by SSB, either in its individual capacity or as the Owner Trustee, as the case may be, of this Agreement and the Operative Agreements to which it is or is to be party have been duly authorized by all necessary corporate action on its part, and do not contravene its articles of association or by-laws;
         each of this Agreement and the other Operative Agreements to which it is or is to be a party has been duly authorized, and has been duly executed and delivered or, in the case of the Operative Agreements identified in Section 4.02(c) hereof, will on the Delivery Date be duly executed and delivered by SSB, either in its individual capacity or as the Owner Trustee, as the case may be, and neither the execution and delivery thereof nor SSB performance of or compliance with any of the terms and provisions thereof will violate any federal or Connecticut law or regulation governing SSB's banking or trust powers,

                  (iii) (A) assuming due authorization, execution and delivery by each other party thereto, each of the Operative Agreements to which it is or is to be party when duly executed and delivered will, to the extent each such document is entered into by SSB in its individual capacity, constitute the legal, valid and binding obligation of SSB in its individual capacity enforceable against it in such capacity in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws or equitable principles of general application to or affecting the enforcement of creditors' rights (regardless of whether enforceability is considered in a proceeding in equity or at law), and the performance by SSB in its individual capacity of any of its obligations thereunder does not contravene any lease, regulation or contractual restriction binding on SSB in its individual capacity;

                  (B) assuming due authorization, execution and delivery by each other party thereto, each of the Operative Agreements to which it is or is to be party when duly executed and delivered will, to the extent each such document is entered into by the Owner Trustee in its trust capacity, constitute the legal, valid and binding obligation of the Owner Trustee enforceable against it in such capacity in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws or general equitable principles, and the performance by the Owner Trustee of any of its obligations thereunder does not contravene any lease, regulation or contractual restriction binding on the Owner Trustee;

                  (iv) there are no pending or, to its knowledge, threatened actions or proceedings against SSB before any court or administrative agency which would materially adversely affect the ability of SSB, either in its individual capacity or as the Owner Trustee, as the case may be, to perform its obligations under the Operative Agreements to which it is or is to be party;

                  (v) it shall give the Lessee, the Indenture Trustee and the Owner Participant at least 30 days' prior written notice in the event of any change in its chief executive office or name;

                  (vi) neither the execution and delivery by it, either in its individual capacity or as the Owner Trustee, as the case may be, of any of the Operative Agreements to which it is or is to be a party, requires on the part of SSB in its individual capacity or any of its Affiliates the consent or approval of or the giving of notice to, the registration with, or the taking of any other action in respect of, any federal or Connecticut governmental authority or agency governing its banking or trust powers; and

                  (vii) on the Certificate Closing Date, the proceeds arising from the issuance and sale of the Certificates shall be free of Lessor's Liens attributable to SSB in its individual capacity and on the Delivery Date the Owner Trustee shall be holding whatever title to the Aircraft as was conveyed to it by the Seller, the Aircraft shall be free of Lessor's Liens attributable to SSB in its individual capacity, and SSB in its individual capacity is a Citizen of the United States.

                  (b) Lessor's Liens. SSB, in its individual capacity, further represents, warrants and covenants that there are no Lessor's Liens attributable to it in its individual capacity and that there will not be any such Lessor's Liens on the Certificate Closing Date or the Delivery Date. The Owner Trustee, in its trust capacity, and at the cost and expense of the Lessee, covenants that it will in its trust capacity promptly, and in any event within 30 days after the same shall first become known to it, take such action as may be necessary to discharge duly any Lessor's Liens attributable to it in its trust capacity. SSB, in its individual capacity, covenants and agrees that it will at its own expense take such action as may be necessary to duly discharge and satisfy in full, promptly, and in any event within 30 days after the same shall first become known to it, any Lessor's Liens attributable to it in its individual capacity which may arise at any time after the date of this Agreement.

                  (c) Indemnity for Lessor's Liens. SSB, in its individual capacity, agrees to indemnify and hold harmless the Lessee, the Indenture Trustee, the Owner Participant and the Pass-Through Trustee and the Owner Trustee from and against any loss, cost, expense or damage which may be suffered by the Lessee, the Indenture Trustee, the Owner Participant, the Pass-Through Trustee or the Owner Trustee as a result of the failure of SSB to discharge and satisfy any Lessor's
         Liens  attributable to it in its individual  capacity,  as described in
         Section 7.04(b) hereof.

                  (d)  Securities  Act.  None of SSB,  the Owner  Trustee or any
         Person authorized by either of them to act on its behalf has directly or indirectly offered or sold or will directly or indirectly offer or sell any interest in the Lessor's Estate, or in any similar security relating to the Lessor's Estate, or in any security the offering of which for purposes of the Securities Act of 1933, as amended, would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person.

                  (e) Actions With Respect to Lessor's Estate, Etc. Neither SSB, in its individual capacity, nor the Owner Trustee will take any action to subject the Lessor's Estate or the trust established by the Trust
         Agreement, as debtor, to the reorganization or liquidation provisions of the Bankruptcy Code or any other applicable bankruptcy or insolvency statute.

                  (f) Actions With Respect to Lease. The Owner Trustee will not assign any of its rights under the Lease without the consent of the Owner Participant, which consent will not be unreasonably withheld or delayed.

         Section 7.05.  Representations,  Warranties  and Covenants of the Indenture  Trustee.  (a)  The  Indenture
Trustee in its individual  capacity  represents on the date hereof and as of the  Certificate  Closing Date and the
Delivery Date as follows:

                  (i) it is a national banking association duly organized and validly existing in good standing under the laws of the United States of America and has the power and authority to enter into and perform its obligations under the Indenture, this Agreement and the other
         Operative Agreements to which it is a party and to authenticate the Certificates to be delivered on the Certificate Closing Date;

                  (ii) the Indenture and this Agreement and the other  Operative
         Agreements to which it is or is to be a party,  and the  authentication of the  Certificates to be delivered on the  Certificate  Closing Date, have been duly  authorized  by all  necessary  corporate  action on its
         part,   and  neither  the  execution  and  delivery   thereof  nor  its
         performance of any of the terms and provisions thereof will violate any federal or Maryland law or regulation  relating to its banking or trust powers or  contravene  or result in any  breach of, or  constitute  any default under, its articles of association or by-laws;

                  (iii) each of the Indenture and this Agreement,  and the other
         Operative Agreements to which it is or is to be a party, has been duly executed and delivered or, in the case of the Operative Agreements identified in Section 4.02(c) hereof, will on the Delivery Date be executed and delivered by it and, assuming that each such agreement is the legal, valid and binding obligation of each other party thereto, is (or will be, as the case may be), the legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture
         Trustee in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws or equitable principles of general application to or affecting the enforcement of creditors ' rights (regardless of whether enforceability is considered in a proceeding in equity or at law);

                  (iv) neither the execution and delivery by it of the Indenture and this Agreement and the other Operative Agreements to which it is or is to be a party, nor the performance by it of any of the transactions contemplated hereby or thereby, requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any Federal or state governmental authority or agency governing its banking and trust powers; and

                  (v) on the  Certificate  Closing Date,  the Indenture  Trustee
         holds the Liquid  Collateral  on behalf of the Owner Trustee and on the
         Delivery   Date,   the   Indenture   Trustee  will  hold  the  original
         counterparts of the Lease and the Lease Supplement.

         (b) Indenture Trustee's Liens. The Indenture Trustee, in its individual capacity, further represents, warrants and covenants that there are no Indenture
Trustee's Liens attributable to it in its individual capacity and that there will not be any Indenture Trustee's Liens on the Certificate Closing Date or, as at and following the Delivery Date, the Aircraft. The Indenture Trustee, in its individual capacity, covenants and agrees that it will at its own expense take such action as may be necessary to duly discharge and satisfy in full, promptly, and in any event within 30 days, after the same shall first become known to it, any Indenture Trustee's Liens.

         (c) Indemnity for Indenture Trustee's Liens. The Indenture Trustee, in its individual capacity, agrees to indemnify and hold harmless the Lessee, the Owner Participant, the Owner Trustee and the Pass-Through Trustee from and against any loss, cost, expense or damage which may be suffered by the Lessee, the Indenture Trustee, the Owner Participant, the Owner Trustee or the
Pass-Through Trustee as a result of the failure of the Indenture Trustee to discharge and satisfy any Indenture Trustee's Liens attributable to it in its individual capacity, as described in Section 7.05(b) hereof.

         Section  7.06.  Indenture  Trustee's  Notice of Default.  The Indenture
Trustee agrees to give the Owner Participant notice of any Default or Event of Default promptly upon a Responsible Officer of the Indenture Trustee having actual knowledge thereof.

         Section 7.07. Releases from Indenture. The Indenture Trustee covenants and agrees, for the benefit of the Lessee and the Owner Participant, to execute and deliver the instruments of release from the Lien of the Indenture which it is required to execute and deliver in accordance with the provisions of Article
XIV of the Indenture, and the Owner Participant agrees, for the benefit of the Lessee, to cause the Owner Trustee to request the Indenture Trustee to execute and deliver such instruments of release upon written notice from the Lessee to make such request.

         Section  7.08.   Covenant  of  Quiet  Enjoyment.   Each  of  the  Owner
Participant,  the  Indenture  Trustee,  the  Pass-Through  Trustee and the Owner
Trustee  covenants  and agrees as to itself  only  that,  so long as no Event of
Default  under the Lease  has  occurred  and is  continuing,  neither  the Owner
Participant  (or the Owner Trustee,  the  Pass-Through  Trustee or the Indenture
Trustee,  as the case may be) nor any Person lawfully claiming through the Owner
Participant  (or the Owner Trustee,  the  Pass-Through  Trustee or the Indenture
Trustee,  as the case may be) shall interfere with the Lessee's right quietly to enjoy the Aircraft during the Term without hindrance or disturbance by the Owner
Participant  (or the Owner Trustee,  the  Pass-Through  Trustee or the Indenture
Trustee, as the case may be).

         Section 7.09.  Pass-Through  Trustee's  Representations and Warranties.
The Pass-Through Trustee, in its individual capacity (except with respect to clause (iii) below), represents and warrants as of the date hereof (except as otherwise provided), as of the Pass-Through Closing Date, the Certificate
Closing Date and the Delivery Date that:

                  (i) it is a national  banking  association  duly organized and validly  existing in good standing  under the laws of the United States of America  and has the power and  authority  to enter into and perform
         its  obligations   under  the   Pass-Through   Agreement,   the  Series
         Supplements,  the  Intercreditor  Agreement  and this  Agreement and to execute and authenticate the Pass-Through  Certificates to be delivered on the Pass-Through Closing Date;

                  (ii)  the   execution,   delivery  and   performance  of  this
         Agreement,  the Pass-Through  Agreement and the Series  Supplements and
         the performance of its obligations  hereunder and thereunder (including the execution and authentication of the Pass-Through Certificates to be delivered on the Pass-Through  Closing Date) have been fully authorized by  all  necessary  corporate  action  on its  part,  and  neither  the execution and delivery  thereof nor its performance of any of the terms and  provisions  thereof  will  violate any federal or Maryland  law or regulation  relating to its banking or trust  powers or  contravene  or result in any breach of, or  constitute  any default under its articles of association, or bylaws or the provisions of any indenture, mortgage, contract  or other  agreement  to which it is a party or by which it or its properties may be bound or affected; and

                  (iii) each of this  Agreement and the  Pass-Through  Agreement
         has  been,  and  as  of  the  Pass-Through   Closing  Date  the  Series
         Supplements  will  be,  duly  executed  and  delivered  by it  (in  its individual and trust capacities) and, assuming that each such agreement is the legal, valid and binding obligation of each other party thereto, is or will  be,  as the case  may be,  the  legal,  valid  and  binding obligation of the  Pass-Through  Trustee (in its  individual  and trust capacities), enforceable in accordance with its respective terms except as limited by bankruptcy,  insolvency,  moratorium,  reorganization  or other similar laws or equitable principles of general application to or affecting the enforcement of creditors' rights generally (regardless of whether such  enforceability is considered in a proceeding in equity or at law).

         Section 7.10.  Survival of  Representations,  Warranties and Covenants.
The representations, warranties and covenants of the Owner Participant, the Owner Trustee (in its individual or trust capacity), the Pass-Through Trustee
(in its individual or trust capacity), the Indenture Trustee (in its individual or trust capacity) and the Subordination Agent (in its individual or trust capacity) provided for in this Article 7, and their respective obligations under any and all of them, shall survive the Closings, the delivery of the Aircraft and the expiration or other termination of this Agreement, and the other
Operative Agreements.

         Section 7.11. Lessee's Assumption of the Certificates. (a) Subject to compliance by the Lessee with all of its obligations under the Operative
Agreements,  each of the Owner  Participant,  the Owner  Trustee,  the Indenture
Trustee, the Pass Through Trustee and the Lessee covenants and agrees that if the Lessee elects to purchase the Aircraft pursuant to the terms of the Operative Agreements, if no Event of Default shall exist, then, upon compliance with the applicable provisions of the Operative Agreements, the Owner Trustee will transfer to the Lessee, without recourse or warranty (except as to the absence of Lessor's Liens attributable to the Owner Trustee) but subject to the Lien of the Indenture, all of the Owner Trustee's right, title and interest in and to the Aircraft, and if the Lessee, in connection with such purchase, elects to assume the obligations of the Owner Trustee to the Indenture Trustee and the Holders under the Indenture, the Certificates, and hereunder, then the Lessee shall so notify the Indenture Trustee (such notice to be given at least 30 and not more than 60 days prior to the effective date of such assumption), and each of the parties shall execute and deliver appropriate documentation permitting the Lessee to assume such obligations on the basis of full recourse to the Lessee, maintaining for the benefit of the Holders the security interest in the Aircraft created by the Indenture, and upon compliance with the provisions of this Section 7.11 releasing the Owner Participant and the Owner Trustee from all obligations in respect of the Certificates, the Indenture, this Agreement, and the other Operative Agreements, except any obligations relating to the period prior to such assumption and take all such other actions, at the Lessee's expense, as are reasonably necessary to permit such assumption by the Lessee.

         (b)      In connection with such assumption:

                  (i) the Lessee  shall  execute and deliver an  instrument  (A)
         pursuant to which the Lessee  irrevocably and  unconditionally  assumes and undertakes,  with full recourse to the Lessee, to pay, satisfy, and discharge  when  and  as  due  (at  the  stated  maturity  thereof,  by acceleration  or otherwise) the principal of,  Make-Whole  Premium,  if any, interest, and all other sums owing on all Outstanding Certificates
         (or on the Lessee's  substituted  obligations) in accordance with their terms,  and  punctually to perform and observe all of the covenants and obligations  hereunder and under the Indenture and the Certificates (as the same may be  amended  in  connection  with such  assumption)  to be performed  or observed  by the Owner  Trustee,  and (B) which  contains amendments  to the  Indenture,  in form  and  substance  as  reasonably satisfactory to the Indenture  Trustee,  that incorporate  therein such provisions  from the Lease and this  Agreement  as may be  appropriate,
         including,   without  limitation,   events  of  default   substantially
         identical  in scope  and  effect  to those  set  forth in the Lease and covenants  substantially  identical  to the  covenants  of  the  Lessee hereunder and under the Lease;

                  (ii)  the  instrument  referred  to in  paragraph  (i) of this
         Section 7.11(b), any Uniform Commercial Code financing statements relating thereto, and any other documents which shall be necessary (or reasonably requested by the Indenture Trustee) to establish the Lessee's title to and interest in the Aircraft or to reflect the substitution of the Lessee for the Owner Trustee under the Operative
         Agreements or to continue the perfection of the security interests in the Aircraft and the other, rights, Property, and interests included in the Trust Indenture Estate for the benefit of the Holders (or the Lessee's substituted obligations) shall be filed in such form, manner, and places as are necessary or, in the reasonable opinion of the Indenture Trustee, advisable for such purpose;

                  (iii) the Indenture Trustee shall have received an insurance report dated the effective date of such assumption of an independent insurance broker and certificates of insurance, each in form and substance satisfactory to the Indenture Trustee, as to the due compliance as of the effective date of such assumption with the terms of Article 1 3 of the Lease (as it relates to the Indenture Trustee) relating to the insurance with respect to the Aircraft;

                  (iv) the Indenture Trustee shall have received evidence that as of the effectiveness of the assignment on the date of such assumption the Aircraft is free and clear of all Liens other than the Lien of the Indenture and other Permitted Liens;

                  (v) the Indenture Trustee shall have received a certificate from the Lessee that no Event of Default exists as of the effective date of such assumption;

                  (vi) the Indenture Trustee shall have received a guaranty of the Certificates substantially in the form of the ACA Guaranty; and

                  (vii) the  Indenture  Trustee  shall  have  received  (A) from counsel  for the Lessee  (who may be the  Lessee's  General  Counsel) a
         legal opinion, in form and substance as reasonably  satisfactory to the
         Indenture Trustee: (w) with respect to the compliance of the assumption contemplated  hereby with the terms hereof, (x) with respect to the due authorization, execution, delivery, validity, and enforceability of the instrument  referred to in paragraph (i) of this Section  7.11(b),  (y)
         with respect to the  continued  perfection  of the first and prior Lien and security interest in the Aircraft for the benefit of the Holders of the Certificates (or the Lessee's substituted  obligations) referred to in paragraph (ii) of this Section 7.11(b),  and (z) with respect to the
         continued   availability  of  the  benefits  of  Section  1110  of  the
         Bankruptcy Code to the Indenture Trustee for the benefit of the Holders with respect to the Aircraft  after giving  effect to such  assumption,
         (B) from counsel to the Indenture Trustee and Special Aviation Counsel,
         a legal opinion comparable to the respective  opinions delivered on the
         Certificate Closing Date or the Delivery Date, as the case may be, with such changes therein as may be appropriate in light of such assumption, and (C) in the case of each  opinion  described  in  clause  (A) or (B)
         above,  covering such additional matters as the Indenture Trustee shall reasonably request.

         (c) The Lessee shall pay all reasonable expenses (including reasonable fees and expenses of counsel) of the Indenture Trustee, the Owner Trustee, the Pass Through Trustee, each Liquidity Provider and the Owner Participant in connection with such assumption.

         Section 7.12. Indebtedness of Owner Trustee. So long as the Indenture is in effect, the Owner Trustee, not in its individual capacity, but solely as trustee under the Trust Agreement, shall not incur any indebtedness for borrowed money except as expressly contemplated herein or in any other Operative
Agreement (excluding the Tax Indemnity Agreement) and shall not engage in any business or other activity other than the transactions contemplated herein or in any other Operative Agreement (excluding the Tax Indemnity Agreement) and all necessary or appropriate activity related thereto.

         Section  7.13.  Compliance  with  Trust  Agreement,  Etc..  Each of the
Initial Owner Participant, SSB, and the Owner Trustee agrees with the Lessee, the Indenture Trustee, the Liquidity Providers and the Pass-Through Trustee that so long as the Lien of the Indenture shall be in effect it will (i) comply with all of the terms of the Trust Agreement applicable to it in its respective capacity, the noncompliance with which would materially adversely affect any such party and (ii) not take any action, or cause any action to be taken, to amend, modify or supplement any other provision of the Trust Agreement in a manner that would materially adversely affect any such party without the prior written consent of such party. The Owner Trustee confirms for the benefit of the Lessee, the Indenture Trustee, the Liquidity Providers and the Pass-Through
Trustee  that it will  comply  with the  provisions  of  Article  2 of the Trust
Agreement. Notwithstanding anything else to the contrary in the Trust Agreement, so long as the Lease remains in effect, the Initial Owner Participant agrees not to terminate or revoke the trust created by the Trust Agreement without the consent of the Lessee. If and so long as the Indenture shall not have been discharged the consent of the Indenture Trustee shall also be required prior to any termination or revocation of such trust and in addition, the Owner
Participant will, at the Lessee's expense, promptly and duly execute and deliver to the Indenture Trustee such documents and assurances including, without limitation, conveyances, financing statements and continuation statements with respect to financing statements and take such further action as the Indenture
Trustee may from time to time reasonably request in order to protect the rights and remedies created or intended to be created in favor of the Indenture Trustee under the Indenture and to create for the benefit of the Certificate Holders a valid first priority Lien with respect to, and a first and prior perfected security interest in, the Trust Indenture Estate.

         Section 7.14. Subordination Agent's Representations,  Warranties and Covenants.  (a)  Representations and
Warranties.  The  Subordination  Agent  represents  and  warrants  as of  the  date  hereof  (except  as  otherwise provided), the Pass-Through Closing Date, the Certificate Closing Date, and the Delivery Date, that:

                  (i) it is a national banking association duly organized and validly existing in good standing under the laws of the United States of America and has the corporate power and authority to enter into and perform its obligations under this Agreement, the Liquidity Facilities and the Intercreditor Agreement;

                  (ii)  the   execution,   delivery  and   performance  of  this
         Agreement,  each of the  Liquidity  Facilities  and  the  Intercreditor
         Agreement  and  the  performance  of  its  obligations   hereunder  and
         thereunder  have been  fully  authorized  by all  necessary,  corporate action on its part, and, neither the execution and delivery thereof nor its performance of any of the terms and provisions thereof will violate any federal or Maryland  law or  regulation  relating to its banking or trust powers or  contravene  or result in any breach of, or  constitute any  default  under  its  articles  of  association,  or  bylaws or the provisions of any indenture,  mortgage,  contract or other agreement to which it is a party or by  which it or its  properties  may be bound or affected;

                  (iii) each of this Agreement, the Liquidity Facilities and the Intercreditor Agreement has been duly executed and delivered by it and, assuming that each such agreement is the legal, valid and binding obligation of each other party thereto, is or will be, as the case may be, the legal, valid and binding obligation of the Subordination Agent, enforceable in accordance with its respective terms except as limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws or equitable principles of general application to or affecting the enforcement of creditors' rights generally (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (iv)  there are no Taxes  payable by the  Subordination  Agent imposed by the State of Maryland or any political subdivision or taxing authority  thereof  in  connection  with the  execution,  delivery  and performance by the  Subordination  Agent of this Agreement,  any of the
         Liquidity  Facilities  or  the  Intercreditor   Agreement  (other  than
         franchise  or  other  taxes  based  on  or  measured  by  any  fees  or compensation  received by the Subordination Agent for services rendered in connection with the transactions  contemplated by the  Intercreditor
         Agreement or any of the Liquidity  Facilities),  and there are no Taxes payable by the Subordination  Agent imposed by the State of Maryland or any political  subdivision  thereof in connection with the acquisition, possession  or  ownership  by  the  Subordination  Agent  of any of the
         Certificates  other than  franchise or other taxes based on or measured by any fees or  compensation  received by the  Subordination  Agent for services  rendered in connection with the transactions  contemplated by the Intercreditor Agreement or any of the Liquidity Facilities);

                  (v) there are no pending or threatened  actions or proceedings against  the  Subordination  Agent  before any court or  administrative agency which individually or in the aggregate,  if determined adversely
         to  it,  would   materially   adversely   affect  the  ability  of  the
         Subordination  Agent to perform its  obligations  under this Agreement, the Intercreditor Agreement or any Liquidity Facility;

                  (vi) the Subordination Agent has not directly or indirectly offered any Certificate for sale to any Person or solicited any offer to acquire any Certificates from any Person, nor has the Subordination
         Agent authorized anyone to act on its behalf to offer directly or indirectly any Certificate for sale to any Person, or to solicit any offer to acquire any Certificate from any Person; and the Subordination
         Agent is not in default under any Liquidity Facility; and

                  (vii) the Subordination Agent is not directly or indirectly controlling, controlled by or under common control with the Owner
         Participant, the Owner Trustee, any Underwriter or the Lessee.

         (b)  Covenants.  (i) The  Subordination  Agent  agrees not to amend any
Liquidity Facility without the consent of the Lessee (so long as no Event of Default shall have occurred and be continuing) and of the Owner Participant
(such consents not to be unreasonably withheld or delayed).

         (ii) In connection with the deposit in the applicable Cash Account of amounts drawn pursuant to any Downgrade Drawing or Non-Extension Drawing (as defined in the Liquidity Facility) under a Liquidity Facility, the Subordination
Agent agrees, so long as no Event of Default shall have occurred and be continuing, to pay to the Lessee promptly following each Regular Distribution
Date any Investment Earnings on the amount so deposited which remain after application of such Investment Earnings pursuant to Section 2.06 of such Liquidity Facility to the interest payable on such Downgrade Drawing under
Section 3.07 of such Liquidity Facility. Capitalized terms used in this Section shall have the meanings specified in the Intercreditor Agreement.



                                    ARTICLE 8

                                      TAXES

         Section 8.01.  Lessee's  Obligation to Pay Taxes.  (a)  Generally.  The
Lessee  agrees  promptly  to pay  when  due,  and to  indemnify  and  hold  each
Indemnitee harmless from all license, recording,  documentary,  registration and other fees and all taxes (including, without limitation, income, gross receipts, sales, rental, use, value added, property (tangible and intangible), ad valorem, excise and stamp  taxes),  fees,  levies,  imposts,  recording  duties,  duties, charges, assessments or withholdings of any nature whatsoever, together with any
assessments,   penalties,   fines,   additions   to  tax  or  interest   thereon
(individually,  a "Tax," and collectively  called  "Taxes"),  however imposed or asserted  (whether imposed upon any Indemnitee,  the Lessee,  all or any part of the Aircraft, Airframe, any Engine or any Part or the Lessor's Estate, the Trust
Indenture  Estate,  Rent, the  Certificates or otherwise upon or with respect to any  Operative  Agreement,  any payments  thereunder  or otherwise in connection therewith), by any Federal, state or local government or taxing authority in the
United States,  or by any government or taxing authority of a foreign country or of any political  subdivision or taxing  authority  thereof or by a territory or possession of the United States or an international taxing authority relating to or measured by:

                  (i)  the  construction,  mortgaging,  financing,  refinancing, purchase,  acceptance,  rejection,  delivery,  nondelivery,  transport,
         location,  ownership,  registration,  reregistration,   deregistration,
         insuring, assembly, possession, repossession,  operation, use, non-use, condition, maintenance, repair, improvement,  conversion, sale, return,
         abandonment,    preparation,    installation,    storage,   redelivery,
         replacement,   manufacture,   leasing,   subleasing,    sub-subleasing,
         modification,  alteration, rebuilding,  importation, transfer of title,
         transfer  of   registration,   exportation  or  other   application  or
         disposition of, or the imposition of any Lien (or the incurrence of any liability to refund or pay over any amount as a result of any Lien) on, the  Aircraft,  the  Airframe,  any Engine or any Part or any  interest therein;

                  (ii)     amounts payable under the Operative Agreements;

                  (iii) the Property,  or the income or other proceeds  received
         with  respect  to  the  Property   attributable  to  the   transactions
         contemplated  by the  Operative  Agreements,  held by the Owner Trustee under the Trust Agreement or after an Event of Default under the Lease, or by the Indenture Trustee under the Indenture;

                  (iv) otherwise with respect to any Operative Agreement, any interest therein or by reason of the transactions described in or contemplated by the Operative Agreements;

                  (v)      the principal or interest or other amounts payable with respect to the Certificates;

                  (vi) the Pass-Through Certificates or the Certificates or the issuance, sale, acquisition, reoptimization, or refinancing thereof or the beneficial interests in the Trust Estate or the Trust Indenture
         Estate or the creation thereof under the Trust Agreement or the Indenture, or the security interest created or perfected thereby or by any filing thereof;

                  (vii) any assumption by the Lessee pursuant to Section 7.11 of this Agreement;

                  (viii)   the Aircraft, the Airframe, any Engine or any Part; or

                  (ix) the  rentals  (including  Basic  Rent,  Renewal  Rent and
         Supplemental  Rent),  receipts or earnings  arising from the  Operative
         Agreements.

         (b)      Exceptions.  The  indemnity  provided  for in  Section  8.01 (a) shall  not  extend to any of the
                  ----------
following:

                  (i) With respect to an Indemnitee,  Taxes,  whether imposed by withholding  or otherwise,  based upon,  measured by or with respect to the net or gross  income,  items of tax  preference  or minimum  tax or excess  profits,  receipts,  capital,  franchise,  net worth  (whether, denominated income,  excise, capital stock, or doing business taxes) or other  similarly-based  taxes  (other  than  sales,  use,  value-added, transfer,  rental,  ad  valorem,  stamp,  property,  or similar  taxes)
         ("Income Taxes") imposed by the United States or by any state, local or foreign jurisdiction in which such Indemnitee is subject to tax without regard to the  transactions  contemplated  by the Operative  Agreement, provided,  however,  that this  clause (i) shall not  exclude  from the indemnity  described in Section  8.01(a) above any such Income Taxes to the extent  such taxes are  imposed  by any  jurisdiction  in which the
         Indemnitee  would not be subject to such taxes of such type but for, or would be subject to such taxes of such type  solely as a result of, (x)
         the  operation,  registration,   location,  presence,  or  use  of  the
         Aircraft,   Airframe,   any  Engine  or  any  Part  thereof,   in  such
         jurisdiction or (y) the place of  incorporation  or principal office or the activities of the Lessee or any Affiliate  thereof or any sublessee in such  jurisdiction  (it being understood that (A) any such indemnity would be  payable  only to the extent of the net harm  incurred  by the
         Indemnitee from such Income Taxes,  taking into account any incremental current Tax benefit in another tax jurisdiction  resulting from payment
         of  such   Income   Taxes   and  (B)  this   sentence   would   require
         indemnification  in a  jurisdiction  in which the Indemnitee is already subject to an Income Tax (an  "Existing  Income  Tax") only if an event set forth in Clause (x) or (y) of this sentence  causes the  Indemnitee to be  subject  to an Income Tax in that  jurisdiction  (a "New  Income
         Tax") other than an Existing  Income Tax, and such New Income Tax would have been imposed even if the activities  contemplated by the Operative
         Agreements  were the  Indemnitee's  sole  nexus  to the  jurisdiction);
         provided,  further,  that  the  provisions  of  this  paragraph  (b)(i)
         relating to Income Taxes shall not exclude from the indemnity described in Section  8.01(a)  hereof any Income Taxes for which the Lessee would be required to indemnify an  Indemnitee  (x) so that any payment  under the Operative Agreements, otherwise required to be made on an After-Tax
         Basis,  is made on an  After-Tax  Basis  or (y)  pursuant  to the  last sentence of Section 8.02, 8.05, 9.02 or 9.05 of this Agreement;

                  (ii)     Taxes on items of tax preference or any minimum tax or alternative minimum tax;

                  (iii) Taxes imposed with respect to any period after the later of (A) the discharge in full of the Lessee's obligation, if any, to pay
         Stipulated Loss Value or Termination Value under and in accordance with the Lease, and (B) the earliest of (x) the expiration of the Term of the Lease and return of the Aircraft in accordance with Section 5 of the Lease, (y) the termination of the Lease in accordance with the applicable provisions of the Lease and return of the Aircraft in accordance with the Lease, or (z) the termination of the Lease in accordance with the applicable provisions of the Lease and the transfer of all right, title and interest in the Aircraft to the Lessee pursuant to its exercise of any of its purchase options set forth in Section 16 of the Lease, provided that this exclusion (iii) shall not apply in respect of any payment made after the dates set forth in clauses (A) and (B) above if such payment is made with respect to any period prior to such return or transfer, or Taxes incurred in connection with the exercise of any remedies pursuant to Section 15 of the Lease following the occurrence of an Event of Default;

                  (iv) As to the Owner Trustee,  Taxes imposed against the Owner
         Trustee upon or with respect to any fees for services rendered in its capacity as Owner Trustee under the Trust Agreement or, as to the Indenture Trustee, Taxes imposed against the Indenture Trustee upon or with respect to any fees received by it for services rendered in its capacity as Indenture Trustee under the Indenture;

                  (v) With respect to any  Indemnitee,  Taxes resulting from the willful  misconduct or gross  negligence of any Indemnitee  (other than gross  negligence or willful  misconduct not actually  committed by but instead  imputed  to any  Indemnitee  by  reason  of such  Indemnitee's
         participation  in  the  transactions   contemplated  by  the  Operative
         Agreements)  or the  breach by any  Indemnitee  of any  representation, warranty or  covenant  contained  in the  Operative  Agreements  or any document  delivered in connection  therewith (unless  attributable to a breach of representation, warranty or covenant of the Lessee);

                  (vi)  Taxes   imposed  on  the  Owner  Trustee  or  the  Owner
         Participant or any successor,  assign or Affiliate thereof which became
         payable  by  reason  of  any  voluntary  or  involuntary   transfer  or
         disposition  by  such  Indemnitee  subsequent  to  the  Delivery  Date, including  revocation  of the Trust,  of any interest in some or all of the Aircraft, Airframe, Engines or Parts thereof or its interest in the
         Lessor's  Estate  (not  including  any  transfers  of any  Certificates pursuant to Section  15.01 (a) hereof) or a  disposition  in connection with a bankruptcy or similar proceedings involving either the Lessor or the Owner  Participant  or a transfer or disposition of shares or other interests in the Owner Trustee or the Owner  Participant  or a transfer or disposition of shares or other interests in the Owner Trustee or the
         Owner  Participant  other  than (A)  transfers  resulting  from a loss, substitution or modification of the Aircraft,  Engines or any Part, (B)
         any transfer of the  Aircraft,  Engines or any Part (in each case other than at Fair Market Value) to the Lessee, (C) transfers pursuant to the
         Lessor's  exercise  of remedies in  accordance  with  Section 15 of the
         Lease or (D) a transfer pursuant to the Lessee's exercise of its rights under  Section  3(g) of the Lease;  the parties  agree to  cooperate to minimize any such Taxes covered by this provision;

                  (vii) Taxes subject to indemnification by the Lessee pursuant to the Tax Indemnity Agreement;

                  (viii)  Taxes   imposed  on  a  successor,   assign  or  other
         transferee  of any  interest  of  any  Indemnitee  (including,  without limitation,  a transferee  which is a new lending office of an original
         Indemnitee)  to the extent that such Taxes would not have been  imposed on the  original  Indemnitee  or exceed  the amount of Taxes that would have been imposed and would have been indemnifiable pursuant to Section
         8.01(a)  hereof had there not been a  succession,  assignment  or other transfer  by such  original  Indemnitee  of any such  interest  of such
         Indemnitee  in the  Aircraft or any Part,  any interest in or under any
         Operative  Agreement,  or any proceeds thereunder,  provided,  however, that the  exclusion  provided by this clause  (viii) shall not apply in the case of a succession,  transfer or disposition  (A) pursuant to the exercise of  remedies  under  Section 15 of the Lease,  (B) which is an actual or deemed  transfer  pursuant  to  Section  7.11  hereof or as a consequence of a Refinancing  under Section 15.01 hereof, or any actual or deemed transfer of a Certificate that as part of a Refinancing under
         Section  15.01 hereof is not retired,  but only to the extent the Taxes attributable  to such  transfer  exceed  the amount of Taxes that would have been  imposed  on such  transferor  if the debt had  instead  been retired,  (C) to the extent  necessary to make payments with respect to such Taxes on an After-Tax  Basis,  or (D) to the extent such Taxes are
         directly   attributable   to  the   failure   of  the  Lessee  to  take
         administrative  actions  as have  been  reasonably  requested  of it in writing in a timely  manner and which will result in no after-tax  cost or expense to the Lessee;

                  (ix) Taxes imposed by any jurisdiction that would not have been imposed on the Owner Trustee or the Owner Participant but for the activities or the status of the Owner Trustee or the Owner Participant in such jurisdiction unrelated to the transactions contemplated by the Operative Agreements;

                  (x)      Any Taxes which have been included in the Purchase Price;

                  (xi) Any Taxes which would not have been imposed but for a Lessor's Lien or an Indenture Trustee's Lien;

                  (xii) Any Taxes imposed on the Owner Participant arising under or in connection with any prohibited transaction, within the meaning of
         Section  406 of ERISA or Section  4975(c)(1)  of the Code  ("Prohibited
         Transaction"); and

                  (xiii) Taxes that would not have been imposed but for the existence or status of any trust used to hold title to the Aircraft.

         (c) Withholding. The Pass-Through Trustee shall withhold any Taxes required to be withheld on payments to any holder of a Pass-Through Certificate who is a Non-U.S. Person except to the extent that such a holder of a Pass-Through Certificate has furnished evidence to the Pass-Through Trustee sufficient under applicable law to entitle such holder of a Pass-Through
Certificate to any exemption from or reduction in the rate of withholding on interest claimed by such holder of a Pass-Through Certificate. The Indenture
Trustee shall withhold any Taxes required to be withheld on any payment to a Holder pursuant to Section 5.09 of the Indenture. If the Indenture Trustee or the Pass-Through Trustee fails to withhold a Tax required to be withheld with respect to any Holder of a Certificate or any holder of a Pass-Through
Certificate or any claim is otherwise asserted by a taxing authority against the Owner Trustee or Owner Participant for any withholding tax, the Lessee will indemnify the Owner Trustee and the Owner Participant (without regard to the exclusions set forth in Section 8.01(b) hereof) on an After-Tax Basis against any such Taxes required to be withheld and any interest and penalties with respect thereto, along with any other costs (including reasonable attorney's fees) incurred in connection with any such claim. The Indenture Trustee or the Pass-Through Trustee, as the case may be, in its individual capacity (and without recourse to the Trust Indenture Estate), shall indemnify the Lessee
(without regard to the exclusions set forth in Section 8.01(b) hereof) on an After-Tax Basis for any payment the Lessee shall have made pursuant to the preceding sentence.

         Section 8.02. After-Tax Basis. The amount which the Lessee shall be required to pay with respect to any Tax indemnified against under Section 8.01 shall be an amount sufficient to restore the Indemnitee, on an After-Tax Basis, to the same position such party would have been in had such Tax not been incurred, provided that the calculation of any additional amounts owing to any Indemnitee as a result of the Lessee's obligation to indemnify on an After-Tax
Basis  shall be made  without  regard to the  exclusions  set  forth in  Section
8.01(b). If any Indemnitee realizes a Tax benefit (whether by credit, deduction or otherwise), or would have realized such a benefit if properly claimed, by reason of the payment of any Tax paid or indemnified against by the Lessee, such Indemnitee shall promptly pay to the Lessee, to the extent such Tax benefit was not previously taken into account in computing such payment, but not before the Lessee shall have made all payments then due to such Indemnitee under this Agreement, the Tax Indemnity Agreement and any other Operative Agreement, an amount equal to the lesser of (x) the sum of such tax benefit plus any other tax benefit realized by such Indemnitee that would not have been realized but for any payment made by such Indemnitee pursuant to this sentence and not already paid to the Lessee, and (y) the amount of the payment made under Section 8.01 hereof and this Section 8.02 by the Lessee to such Indemnitee plus the amount of any other payments by the Lessee to such Indemnitee theretofore required to be made under this Section 8.02 and Sections 8.01 and 8.05 hereof (and the excess, if any, of the Tax benefit over the applicable amount described in clause (x) or clause (y) above shall be carried forward and applied to reduce pro tanto any subsequent obligations of the Lessee to make payments to such Indemnitee pursuant to Section 8.01 hereof); provided, however, that notwithstanding the foregoing portions of this sentence, such Indemnitee shall not be obligated to make any payment to the Lessee pursuant to this sentence as long as an Event of Default shall have occurred and be continuing under the Lease. The Lessee shall reimburse on an After-Tax Basis such Indemnitee (subject to Section 8.01(b) hereof) for any payment of a tax benefit pursuant to the preceding sentence (or a tax benefit otherwise taken into account in calculating the Lessee's indemnity obligation hereunder) to the extent that such tax benefit is subsequently disallowed or reduced.

         In determining the order in which any Indemnitee  utilizes  withholding or other  foreign  taxes as a credit  against such  Indemnitee's  United  States income taxes,  such Indemnitee shall be deemed to utilize (i) first, all foreign taxes other than those described in clause (ii) below; provided, that such other foreign  taxes  which  are  carried  back  to  the  taxable  year  for  which  a determination  is being  made  shall be  deemed  utilized  after  foreign  taxes described in clause (ii) below,  and (ii) then, on a pro rata basis, all foreign
taxes  with   respect  to  which  such   Indemnitee   is   entitled   to  obtain
indemnification pursuant to an indemnification provision contained in any lease, loan  agreement,  or other  financing  document  (including  this  Participation
Agreement) that is similar to the indemnification provision in this Article 8.

         Notwithstanding the preceding paragraph, if foreign taxes of an Indemnitee have been indemnified hereunder and all such indemnified foreign taxes have not been used to produce a credit against such Indemnitee's United
States income taxes resulting in the realization of a tax benefit paid to the Lessee in accordance with the first paragraph of this Section 8.02, a tax benefit will be deemed to be attributable to such indemnified foreign taxes to the extent that an item of income derived from the transactions contemplated in the Operative Agreements is allocable to sources outside the United States and such allocation results in an increase in the amount of foreign tax credit such Indemnitee is entitled to use in any taxable year over the amount of foreign tax credit such Indemnitee would have been entitled to use if such foreign source allocation had not occurred.

         Section 8.03. Time of Payment. Any amount payable to an Indemnitee pursuant to this Article 8 shall be paid promptly, but in any event within 30 days after receipt of a written demand therefor from such Indemnitee accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable, provided that in the case of amounts which are being contested by the Lessee in good faith or by the Indemnitee in either case pursuant to Section 8.04 hereof, such amount shall be payable within 30 days after the time such contest is finally resolved.

         Section  8.04.  Contests.  If a  written  claim  is  made  against  any
Indemnitee for Taxes with respect to which the Lessee is liable for a payment or indemnity hereunder,  such Indemnitee shall promptly (but in any event within 30 days of receipt  thereof)  give the  Lessee  notice in writing of such claim and shall  furnish the Lessee with copies of any written  requests  for  information sent to such  Indemnitee  (and not the Lessee) from any taxing  authority to the extent  relating to such Taxes with  respect to which the Lessee may be required to  indemnify  hereunder  and with  respect  to which it would be  necessary  or beneficial to have information provided by the Lessee;  provided,  however, that the failure of an  Indemnitee to give such notice or furnish such copy shall not terminate any of the rights of such Indemnitee  under this Article 8, except (a)
to the  extent  that the  Lessee's  contest  rights  have  been  materially  and adversely  impaired by the failure to provide  such notice or copy or (b) to the extent that such  failure  results in the  imposition  of, or an increase in the amount of, any penalties,  interest or additions to Tax related to the Tax which is the  subject of such claim or  proceeding.  The Lessee  may,  at its  option, contest  in its own name or, if  required  by law,  require  the  Indemnitee  to contest in good faith, with due diligence and at the Lessee's expense, if timely requested in writing by the Lessee,  the  validity,  applicability  or amount of such Taxes by:

                           (i)   resisting   payment   thereof   if  lawful  and
                  practicable  or not paying the same  except  under  protest if protest  is  necessary  and  proper  in  each  case so long as non-payment  will not result in a  material  risk of the sale, forfeiture  or loss of, or the creation of a Lien other than a
                  Permitted Lien on the Aircraft,  Airframe or any Engine or any
                  risk of criminal liability; or

                           (ii) if the payment be made, using reasonable efforts
                  to obtain a refund thereof in appropriate administrative and judicial proceedings.

Notwithstanding the foregoing, the Lessee shall not be permitted or entitled to contest any such Tax in its own name unless the Tax is reflected in a report or a return of the Lessee or raised in an audit or other proceeding of the Lessee and the Lessee is allowed to directly contest such Tax under applicable law of the taxing jurisdiction provided, that if the Lessee is so permitted under applicable law to contest a Tax asserted against the Lessee and the same or similar Tax is also asserted against the Indemnitee, each of the Lessee and such Indemnitee shall conduct its contest in its own name and the Lessee and such Indemnitee will cooperate in a reasonable manner with respect to the respective contests of such Tax.

         If the  Indemnitee,  after  reasonable  discussion  with the Lessee and consideration  in good  faith of any  suggestion  made by the  Lessee  as to the method of pursuing such contest,  elects to conduct the contest, such Indemnitee shall  control the contest  and shall  determine  the manner in which to contest such Taxes and shall periodically or upon the Lessee's request advise the Lessee of the progress of such contest;  provided,  however, that the Lessee shall have the right to be  consulted  in good faith with  respect to any contest of claims subject  to  indemnification  hereunder,  including  governmental  and  judicial conferences  and the right to be consulted in good faith  regarding the relevant portions of all related  submissions  to any  governmental  or other  authority, provided, however, that the Lessee shall be permitted to participate in any such contest  only (x) with respect to issues that can be separated on audit from any
Taxes  for  which  the  Lessee  is not  required  to  indemnify  the  Indemnitee hereunder, and (y) if the Indemnitee shall have determined that in its judgment, exercised in its sole discretion,  neither such participation nor the separation of issues will adversely  affect the Indemnitee.  Notwithstanding  the foregoing provisions  of  this  paragraph,  if the  Lessee  acknowledges  in  writing  its liability to the  Indemnitee  hereunder with respect to the Taxes subject to the contest if the contest is resolved  adversely,  the Lessee  shall  control  such contest.  If the Lessee  satisfies the conditions  imposed on it in this Section
8.04 and an Indemnitee  nevertheless  fails to contest and refuses to permit the
Lessee to contest under and as and to the extent  required by this Section 8.04, then the Lessee shall not be obligated to  indemnify  such  Indemnitee  for such claim or for any  other  claim  for  which a  successful  contest  is  adversely affected  because  of such  failure  to  contest  or to  permit a  contest.  The
Indemnitee  will not  settle a contest  that  results  in a final  determination without  consent  of the  Lessee,  unless  the  Indemnitee  waives  its right to indemnification  with respect to such contest and any related contest.  Any such settlement,  concession,  or compromise without the prior written consent of the
Lessee shall constitute a waiver of such Indemnitee's  rights to indemnification hereunder  with respect to such claim and any other claim for which a successful contest  is  adversely  affected  because  of such  settlement,  concession,  or compromise.  Notwithstanding  the preceding sentences of this Section 8.04, such
Indemnitee  shall not be  required  to take or  continue  any action  unless the
Lessee shall have (i) agreed in writing to pay and shall pay the Indemnitee on a current  basis  and on an  After-Tax  Basis  all  reasonable  fees and  expenses
(including   reasonable  attorneys'  fees  and  accountants'  fees)  which  such
Indemnitee  may incur as a result of  contesting  such Taxes,  and (ii) made all payments and indemnities  (other than contested  payments and indemnities)  then due to the  Indemnitee  hereunder  or with  respect  to any of the  transactions contemplated  by or under  the  Operative  Agreements.  In no event  shall  such
Indemnitee  be required or the Lessee be permitted  to contest  pursuant to this
Section  8.04 the  imposition  of any Tax for which the Lessee is  obligated  to indemnify  any  Indemnitee  hereunder  unless  (i) such  Indemnitee  shall  have received,  at the Lessee's  expense,  an opinion of tax counsel  selected by the
Lessee,  such counsel to be  reasonably  satisfactory  to the  Indemnitee  ("Tax
Counsel"),  to the effect that there  exists a reasonable  basis for  contesting such claim, (ii) such contest will not result in any material risk of loss, sale or forfeiture of, or the creation of a Lien (other than Permitted Liens) on, the
Aircraft  or any part  thereof  or  interest  thereon  or in a risk of  criminal liability,  or adversely affect the Trust Indenture Estate, (iii) if a Specified
Default  exists,  the Lessee shall have  provided  security for its  obligations hereunder reasonably satisfactory to the Indemnitee,  (iv) if such contest shall be conducted in a manner requiring  payment of the claim in advance,  the Lessee shall have advanced  sufficient  funds,  on an interest free basis,  to make the payment required,  and agreed to indemnify the Indemnitee against any additional net adverse tax  consequences  on an After-Tax  Basis to such Indemnitee of such advance,  and  (v) the  issue  shall  not be the  same  as an  issue  previously contested  hereunder and decided  adversely,  unless the  Indemnitee  shall have received at the Lessee's sole expense, a written opinion,  in form and substance reasonably  satisfactory to such  Indemnitee,  of Tax Counsel to the effect that the applicable circumstances or law has changed and that in light thereof, there is substantial authority for contesting such claim; provided,  that in the event that such  Indemnitee  is not required  under this  paragraph to contest any Tax liability  for which the Lessee is obligated to indemnify  any  Indemnitee,  the
Lessee may contest such Tax liability in the name of the Lessee, if permitted by law.  The Lessee may appeal or require  the  Indemnitee  to appeal any  judicial decision  provided the foregoing  requirements  of this Section 8.04 are met and the Indemnitee shall have received,  at the Lessee's expense,  an opinion of Tax
Counsel, to the effect that there is substantial authority for such appeal.

         Nothing contained in this Section 8.04 shall require any Indemnitee to contest or continue to contest, or permit Lessee to contest, a claim which such Indemnitee would otherwise be required to contest pursuant to this Section 8.04, if such Indemnitee shall waive payment by Lessee of any amount that might otherwise be payable by Lessee under this Article 8 in connection with such claim.

         Section 8.05. Refunds. Upon receipt by an Indemnitee of a refund (or would have received such a refund but for offset by matters not indemnifiable by the Lessee under Section 8.01(a)) of all or any part of any Taxes which the Lessee shall have paid for such Indemnitee or for which the Lessee shall have reimbursed or indemnified such Indemnitee, and provided that no Specified
Default exists (but if a Specified Default does exist, payment shall not be made to the Lessee until no Specified Default exists), such Indemnitee shall pay to the Lessee an amount equal to the amount of such refund or offset less (x) any expenses not previously reimbursed, (y) all payments then due to such Indemnitee under this Article 8, and (z) Taxes imposed with respect to the accrual or receipt thereof, including interest received attributable thereto, plus any tax benefit realized by such Indemnitee as a result of any payment by such Indemnitee made pursuant to this sentence; provided, however, that such amount shall not be payable (a) before such time as the Lessee shall have made all payments or indemnities then due and payable to such Indemnitee under this
Article 8 and (b) to the extent that the amount of such payment would exceed (i) the amount of all prior payments by the Lessee to such Indemnitee pursuant to this Article 8 less (ii) the amount of all prior payments by such Indemnitee to the Lessee pursuant to this Article 8.

         Any subsequent loss of such refund or tax benefit shall be treated as a Tax subject to indemnification under the provisions of this Article 8 (in the case of any such tax benefit, subject to Section 8.01 (b) hereof).

         Section  8.06.  Lessee's  Reports.  In case any  report  or  return  is required to be made with respect to any Taxes against which the Lessee is or may be  obligated  to  indemnify  the  Indemnitees  under this Article 8, the Lessee shall,  to the  extent it has  knowledge  thereof,  make such  report or return, except for any such report or return that the Indemnitee has notified the Lessee that it  intends  to file,  in such  manner  as will show the  ownership  of the
Aircraft in the Owner Trustee and shall send a copy of the  applicable  portions of such report or return to the  Indemnitee and the Owner Trustee or will notify the Indemnitee of such requirement and make such report or return in such manner as shall be satisfactory  to such  Indemnitee and the Owner Trustee.  The Lessee will provide such information  within the possession or control of the Lessee as the Indemnitee  may reasonably  require from the Lessee to enable the Indemnitee to  fulfill  its  tax  filing  requirements  with  respect  to the  transactions contemplated by the Operative  Agreements (without duplication of any comparable requirements of the Tax Indemnity  Agreement) and any audit information  request arising  from any such filing.  The  Indemnitee  will  provide such  information within its possession or control as the Lessee may reasonably  require from such
Indemnitee  to enable  the Lessee to fulfill  its tax filing  requirements  with respect to the  transactions  contemplated  by the Operative  Agreements and any audit  information  request arising from such filing;  provided that in no event shall any  Indemnitee be required to provide copies of any of its tax returns or other confidential information. The Lessee shall hold the Indemnitee harmless on an  After-Tax  Basis from and  against  any  liabilities,  including  penalties, additions  to  tax,  fines  and  interest,  imposed  upon  or  incurred  by such
Indemnitee  to  the  extent  directly   attributable  to  any  insufficiency  or
inaccuracy  in any  return,  statement,  or  report  prepared  by the  Lessee or information  supplied by the Lessee,  or directly  attributable  to the Lessee's failure  to  supply  information  within  its  possession  or  control  to  such
Indemnitee  as  required  by this  Section  8.06.  If an  Indemnitee  makes  any representation  regarding  the value of the  Aircraft or any part thereof to any taxing  authority  without the Lessee's  prior  written  consent as to the value represented (which consent shall not be unreasonably withheld),  that Indemnitee shall be  responsible  for any Tax to the  extent  that it would  not have  been payable if the value used were a value reasonably proposed by the Lessee.

         Section 8.07. Survival of Obligations. The representations, warranties, indemnities and agreements of the Lessee provided for in this Article 8 and the Lessee's obligations under any and all of them, in each case, with respect to events or periods prior to the expiration or termination of the Lease shall survive the expiration or other termination of the Operative Agreements.

         Section 8.08. Payment of Taxes. With respect to any Tax otherwise indemnifiable hereunder by the Lessee and applicable to the Aircraft, Airframe, any Engine or Parts, to the extent permitted by the applicable federal, state, local or foreign law, the Lessee shall pay such tax directly to the relevant
Taxing authority and file any returns or reports required with respect thereto to the extent legally entitled to do so in its own name; provided, however, that the Lessee shall not make any statements or take any action which would indicate that the Lessee or any Person other than the Owner Trustee or Owner Participant is the owner of the Aircraft, the Airframe, any Engine or any Part or which would otherwise be inconsistent with the terms of the Lease or the Tax Indemnity
Agreement  and the  position  thereunder  of the  Owner  Trustee  and the  Owner
Participant. Copies of such returns or reports, together with evidence of payment of any tax due, shall be sent by the Lessee to the Owner Participant within 30 days after the date of each payment by the Lessee of any Tax.

         Section 8.09. Reimbursements by Indemnitees Generally. To the extent the Lessee is required to pay or withhold any Tax imposed on or with respect to an Indemnitee in respect of the transactions contemplated by the Operative
Agreements, which Tax is not otherwise the responsibility of the Lessee under the Operative Agreements, or any other written agreements between the Lessee and such Indemnitee, then such Indemnitee shall pay to the Lessee within 30 days of the Lessee's demand therefor an amount which equals the amount actually paid by the Lessee with respect to such Taxes.

         Section  8.10.  Special  Indemnity.  Notwithstanding  anything  in this
Article 8 to the contrary, the Lessee shall hold the Owner Participant harmless on an After-Tax Basis from any Taxes or losses arising from or in connection with the transactions contemplated by Section 17.02 hereof (provided, that this Section 8.10 shall not require any indemnification for any Loss of Tax Benefits, as defined in the Tax Indemnity Agreement).

         . At the Lessee's request, the accuracy of any calculation of amount(s) payable pursuant to this Article 8 shall be verified by independent public accountants selected by the applicable Indemnitee and reasonably satisfactory to the Lessee, and such verification shall bind the applicable Indemnitee and the Lessee. In order, and to the extent necessary, to enable such independent accountants to verify such amounts, such Indemnitee shall provide to such independent accountants (for their confidential use and not to be disclosed to the Lessee or any other person) all information reasonably necessary for such verification. Verification shall be at the expense of the Lessee, unless such verification results in an adjustment in the Lessee's favor of $10,000 or more of the amount of the payment as computed by such Indemnitee, in which case the verification shall be at the expense of the Indemnitee.

                                    ARTICLE 9

                                GENERAL INDEMNITY

         Section  9.01.  Generally.  (a) The  Lessee  agrees to  indemnify  each
Indemnitee  against and agrees to protect,  defend,  save and keep harmless each
Indemnitee  against and in respect of, and will pay on an After-Tax Basis,  from any  and all  liabilities,  obligations,  losses,  damages,  penalties,  claims,
actions,  suits,  costs,   disbursements  and  expenses,  demands  or  judgments
(including  legal  fees and  expenses  and all costs and  expenses  relating  to amendments,  supplements,  adjustments, consents, refinancings and waivers under the Operative  Agreements  except as otherwise  provided in Section  10.01(c)(i)
hereof)  of every  kind and  nature,  including  without  limitation  Make-Whole
Premium (other than any Make-Whole  Premium  payable as a result of an Indenture
Event of Default  that is not a Lease Event of  Default),  and  whether  arising before,  on, or after the Certificate  Closing Date,  (whether or not any of the transactions contemplated by this Agreement are consummated)  (individually,  an
"Expense,"  collectively,  "Expenses"),  which may be imposed  on,  incurred  or suffered by or asserted against any Indemnitee, in any way relating to, based on or arising out of or in connection  with,  in each case directly or  indirectly, any one or more of the following:

                  (i) any  Operative  Agreement,  any  document  entered into in
         connection   therewith,   any  sublease  or  transfer,   or  any  other
         transaction contemplated hereby or thereby;

                  (ii) the operation,  possession,  use,  non-use,  maintenance, storage, overhaul, delivery,  non-delivery,  control, repair or testing of  the  Aircraft,  Airframe,  or any  Engine  or any  engine  used  in connection  with the Airframe,  or any Part thereof by the Lessee,  any
         sublessee  or  any  other  Person  whatsoever,   whether  or  not  such
         operation,  possession, use, non-use,  maintenance,  storage, overhaul, delivery,  non-delivery,  control,  repair or testing is in  compliance with the terms of the Lease, including, without limitation,  claims for death,  personal injury or property damage or other loss or harm to any
         Person  whatsoever,  including,  without  limitation,  any  passengers, shippers  or other  Persons  wherever  located,  and  claims or penalty
         relating  to  any  laws,  rules  or  regulations,   including,  without
         limitation,  environmental  control, noise and pollution laws, rules or regulation;

                  (iii)  the  manufacture,   design,  sale,  return,   purchase,
         acceptance,  rejection,  delivery,  non-delivery,   condition,  repair,
         modification,  servicing,  rebuilding,   airworthiness,   registration,
         reregistration,  deregistration,  ownership, financing, import, export,
         performance,     non-performance,     lease,    sublease,     transfer,
         merchantability,   fitness  for  use,   alteration,   substitution   or
         replacement of any Airframe,  Engine,  or Part or other transfer of use or possession,  or other disposition of the Aircraft, the Airframe, any
         Engine or any Part  including,  without  limitation,  latent  and other defects,  whether or not discoverable,  strict tort liability,  and any claims for patent, trademark or copyright infringement;

                  (iv) any breach of or failure to perform or observe, or any other non-compliance with, any condition, covenant or agreement to be performed, or other obligations of the Lessee under any of the Operative Agreements or any Pass-Through Agreement, or the falsity or inaccuracy of any representation or warranty of the Lessee in any of the Operative Agreements or any Pass-Through Agreement (other than representations and warranties in the Tax Indemnity Agreement);

                  (v)      the Collateral Account and the Liquid Collateral;

                  (vi) the enforcement of the terms of the Operative Agreements and the administration of the Trust Indenture Estate; and

                  (vii) the offer, issuance, sale, resale or delivery of any Certificate or any Pass-Through Certificate, or any refunding or refinancing thereof, or interest in the Lessor's Estate or the Trust
         Agreement or any similar interest or in any way relating to or arising out of the Trust Agreement and the Lessor's Estate, the Indenture or the Trust Indenture Estate (including, without limitation, any claim arising out of the Securities Act of 1933, as amended, the Securities
         Exchange Act of 1934, as amended, or any other federal or state or foreign statute, law or regulation, or at common law or otherwise relating to securities), or the action or inaction of the Owner Trustee or Indenture Trustee as trustees, in the manner contemplated by this Agreement, the Indenture, the Indenture Supplement or the Trust
         Agreement and in the case of the Owner Participant, its obligations arising under Section 6.01 of the Trust Agreement.

The foregoing indemnity by the Lessee is intended to include and cover, but is not limited to, any Expense to which the Indemnitees may be subject as a result of their respective ownership or leasing of any interest in or holding of any Lien on the Aircraft, Airframe, any Engine or Part during the Term, whether or not in the Lessee's possession or control, insofar as such Expense relates to any activity or event whatsoever involving such item while it is under lease to the Lessee (or after termination of the Lease in connection with the exercise of remedies thereunder to the extent that such Expense is attributable to the transactions contemplated hereby and by the other Operative Agreements), and such Expense does not fall within any of the exceptions listed in Section 9.01
(b) hereof.

         (b)      Exceptions.  The  indemnity  provided  for in Section 9.01 (a) shall not extend to any Expense of
                  ----------
any Indemnitee to the extent it:

                  (i) results from the willful misconduct or gross negligence of any Indemnitee (other than gross negligence or willful misconduct imputed to such person by reason of its interest in the Aircraft or any transaction documents);

                  (ii) is attributable to acts or events (other than the performance by Lessee of its obligations pursuant to the terms of the transaction documents) which occur after the Aircraft is no longer part of the Lessor's Estate or, if the Aircraft remains a part of the Lessor's Estate, after the expiration of the Term (unless the Aircraft is being returned at such time, in which case after return of physical possession; provided that if the Lease has been terminated pursuant to
         Section 15 thereof, the indemnity provided in Section 9.01(a) hereof shall survive for so long as Lessor or the Indenture Trustee shall be exercising remedies under such Section 15), or to acts or events which occur after return of possession of the Aircraft by the Lessee in accordance with the provisions of the Lease (subject to the foregoing proviso if the Lessor has terminated the Lease pursuant to Section 15 of the Lease);

                  (iii) is a Tax or loss of a Tax benefit, whether or not the Lessee is required to indemnify therefor pursuant to Article 8 hereof or pursuant to the Tax Indemnity Agreement;

                  (iv) is a cost or expense required to be paid by an Indemnitee or its permitted transferees (and not by the Lessee) pursuant to this Agreement or any other Operative Agreement and for which the Lessee is not otherwise obligated to reimburse such Indemnitee, directly or indirectly pursuant to the terms of this Agreement or such other
         Operative Agreement;

                  (v) results from the incorrectness or breach by any Indemnitee of its representations or warranties, under any of the Operative
         Agreements;

                  (vi) results from the failure by any Indemnitee to perform its obligations under any of the Operative Agreements;

                  (vii) is, in the case of the Owner Participant, Lessor's Liens to the extent attributable to the Owner Participant; in the case of the Owner Trustee, Lessor's Liens to the extent attributable to the Owner
         Trustee; in the case of SSB, Lessor's Liens to the extent attributable to SSB; and in the case of the Indenture Trustee, Indenture Trustee's
         Liens;

                  (viii) is, in the case of the Owner  Participant  or the Owner
         Trustee, attributable to the offer or sale by such Indemnitee after the Certificate Closing Date of any interest in the Aircraft, the Lessor's
         Estate or the Trust Agreement or any similar interest (including an offer or sale resulting from bankruptcy or other proceedings for the relief of debtors in which such Indemnitee is the debtor), unless in each case such offer or sale shall occur (x) pursuant to the exercise of remedies under Section 15 of the Lease or (y) in connection with the Lessee's exercise of its early termination option under Section 3(g) of the Lease or its purchase options under Section 16 of the Lease or in connection with Section 11 of the Lease;

                  (ix) is an Expense arising under or in connection with any prohibited transaction, within the meaning of Section 406 of ERISA or
         Section 4975(c)(1) of the Code ("Prohibited Transaction");

                  (x)  results  from  any  amendment  to any  of  the  Operative
         Agreements which is not requested by the Lessee and is not required pursuant to the terms of any of the Operative Agreements;

                  (xi) results from the exercise by any Indemnitee of any right to inspect the Aircraft except with respect to any such inspection conducted while an Event of Default is continuing; and

                  (xii) constitutes the loss of future profits or losses attributable to the Owner Participant's and/or the Owner Trustee's overhead.

         Section 9.02. After-Tax Basis. The amount which the Lessee shall be required to pay with respect to any Expense indemnified against under Section
9.01 shall be an amount  sufficient to restore the  Indemnitee,  on an After-Tax
Basis, to the same position such party would have been in had such Expense not been incurred. If any Indemnitee realizes a Tax benefit (whether by credit, deduction or otherwise), or would have realized such a benefit if properly claimed, by reason of the payment of such Expense paid or indemnified against by the Lessee which was not considered in the computation thereof, such Indemnitee shall promptly pay to the Lessee, but not before the Lessee shall have made all payments theretofore due such Indemnitee under this Agreement, the Tax Indemnity
Agreement and any other  Operative  Agreement,  an amount equal to the lesser of
(x) the sum of such Tax benefit plus any other permanent Tax benefit realized by such Indemnitee as the result of any payment made by such Indemnitee pursuant to this sentence and (y) the amount of the payment pursuant to Section 9.01 by the Lessee to such Indemnitee plus the amount of any other payments by the Lessee to such Indemnitee theretofore made pursuant to this Section 9.02 less the amount of any payments by such Indemnitee to the Lessee theretofore made pursuant to this Section 9.02 (and the excess, if any, of the Tax benefit over the applicable amount described in clause (x) or clause (y) above shall be carried forward and applied to reduce pro tanto any subsequent obligations of the Lessee to make payments to such Indemnitee pursuant to this Section 9.02), it being intended that no Indemnitee should realize a net Tax benefit pursuant to this
Section 9.02 unless the Lessee shall first have been made whole for any payments by it to such Indemnitee pursuant to this Section 9.02; provided, however, that notwithstanding the foregoing portions of this sentence, such Indemnitee shall not be obligated to make any payment to the Lessee pursuant to this sentence so long as a Specified Default exists. Any Taxes that are imposed on any Indemnitee as a result of the disallowance or reduction of such Tax benefit referred to in the next preceding sentence in a taxable year subsequent to the year of allowance and utilization by such Indemnitee (including the expiration of any tax credit carryovers or carrybacks of such Indemnitee that would not otherwise have expired) shall be indemnifiable pursuant to the provisions of Section 8.01 hereof without regard to Section 8.01 (b) hereof.

         Section 9.03. Subrogation. Upon the payment in full of any indemnity pursuant to this Article 9 by the Lessee (but not earlier), the Lessee shall be subrogated to any right of the Indemnitee in respect of the matter against which such indemnity has been made.

         Section 9.04. Notice and Payment. Each Indemnitee and the Lessee shall give prompt written notice one to the other of any liability of which such party has received notice for which the Lessee is, or may be, liable under this
Article 9; provided, however, that failure to give such notice shall not terminate any of the rights of the Indemnitees under this Article 9, except
(with respect to such Indemnitee) to the extent that such failure adversely affects any applicable defense or counterclaim, or otherwise increases the amount the Lessee would have been liable for in the absence of such failure to provide such notice. Unless otherwise provided in the Operative Agreements, any amount payable to an Indemnitee pursuant to this Article 9 shall be paid within 30 days after receipt of a written demand therefor from such Indemnitee accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable.

         Section 9.05. Refunds. If any Indemnitee shall obtain a recovery of all or any part of any amount which the Lessee shall have paid to such Indemnitee or for which the Lessee shall have reimbursed such Indemnitee under this Article 9, and provided that no Specified Default exists (but if a Specified Default does exist, payment shall not be made to the Lessee until no Specified Default exists), such Indemnitee shall pay to the Lessee the amount of any such recovery, including interest received with respect to the recovery, net of any Taxes paid or payable as a result of the receipt of the recovery and interest, plus any net additional tax benefits realized by the Indemnitee as the result of any payment made pursuant to this sentence less reasonable costs incurred by such Indemnitee and not indemnified by the Lessee; provided, however, that such amount shall not be payable (a) before such time as the Lessee shall have made all payments or indemnities then due and payable to such Indemnitee under this
Article 9, or (b) to the extent that the amount of such payment would exceed the amount of all prior payments by the Lessee to such Indemnitee pursuant to this
Article 9, less the amount of all prior payments by such Indemnitee to the Lessee pursuant to this Article 9. Any subsequent loss of such recovery or tax benefit shall be subject to indemnification under Article 8 or this Article 9, as the case may be, subject to Section 8.01 (b) hereof.

         Section 9.06.  Defense of Claims. The Lessee or its insurers shall have the right  (in each such case at the  Lessee's  sole  expense)  to  investigate, defend (and  control the defense  of) any such claim  covered by  insurance  for which  indemnification  is sought pursuant to this Article 9 (in the case of any such  defense  by the  Lessee,  but  not the  Lessee's  insurers,  with  counsel reasonably  satisfactory to the relevant  Indemnitee) and each Indemnitee  shall cooperate with the Lessee or its insurers with respect thereto,  provided, that, without  limiting the right of the  Lessee's  insurers to assume and control the defense of, or to compromise,  any such claim,  the Lessee shall not be entitled to assume and control the defense of or compromise any such claim (A) during the continuance  of any Event of Default  arising  under Section 14(a) of the Lease,
(B) if such Indemnitee  reasonably objects to such control on the ground that an actual or potential material conflict of interest exists making it advisable (on the basis of  prevailing  standards  of  professional  responsibility)  for such
Indemnitee  to be  represented  by separate  counsel or on the grounds that such proceeding  involves  the  potential  imposition  of criminal  liability on such
Indemnitee  or (C) such  proceeding  will involve any material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than Permitted  Liens)
on the  Aircraft or the Trust  Estate  (unless the Lessee  posts a bond or other security  reasonably  acceptable  in form and substance to such  Indemnitee)  or involve any material risk of civil  liability to such Indemnitee for which it is not indemnified  hereunder and, in any such case, the relevant  Indemnitee will, in good faith, undertake the defense of such claim at the expense of the Lessee.
Subject to the immediately foregoing sentence,  where the Lessee or the insurers under a policy of insurance maintained by the Lessee undertake the defense of an
Indemnitee with respect to such a claim, no additional legal fees or expenses of such  Indemnitee  in  connection  with  the  defense  of  such  claim  shall  be indemnified  hereunder  unless the fees or expenses were incurred at the written request of the Lessee or such  insurers or as the result of the  prohibition  of the  dual  representation  of  Lessee  and the  relevant  Indemnitee  under  the applicable  rules of legal ethics.  Subject to the  requirement of any policy of insurance  applicable  to a claim,  an  Indemnitee  may  participate  at its own expense at any  judicial  proceeding  controlled  by the Lessee or its  insurers
pursuant  to  the  preceding  provisions,   to  the  extent  that  such  party's
participation  does not, in the opinion of the independent  counsel appointed by the Lessee or its  insurers to conduct  such  proceedings,  interfere  with such
control;   and  such  participation   shall  not  constitute  a  waiver  of  the
indemnification  provided in this Section 9.06.  No Indemnitee  shall enter into any settlement or other  compromise  with respect to any claim described in this
Section 9.06 without the prior written  consent of the Lessee (except during the continuance  of an Event of Default  arising  under Section 14(a) of the Lease), which  consent  shall not be  unreasonably  withheld  or  delayed,  unless  such
Indemnitee  waives its right to be indemnified under this Article 9 with respect to such claim.  The Lessee  shall not enter into any  settlement  or  compromise which the Lessee has not agreed to discharge or with respect to which the Lessee has not agreed to indemnify such Indemnitee to such Indemnitee's satisfaction or which admits any criminal  violation,  gross negligence or willful misconduct on the part of any Indemnitee without the prior written consent of such Indemnitee.

         Section 9.07. Survival of Obligations. The representations, warranties, indemnities and agreements of the Lessee provided for in this Article 9 and the Lessee's obligations under any and all of them shall survive the expiration or other termination of this Agreement, the Tax Indemnity Agreement, the Trust
Agreement, the Indenture, the Purchase Agreement Assignment, the Lease and the other Operative Agreements but, as to such indemnities after the expiration or other termination of the Lease, only with respect to losses, liabilities, obligations, damages, penalties, claims, actions, suits, costs, Expenses and disbursements caused by events occurring or existing prior to such termination or expiration or incurred in the process of (i) the return or disposition of the Aircraft under Section 5 or Section 15 of the Lease, or (ii) the termination of the Lease or the Indenture or, if later, the return of the Aircraft.

         Section 9.08. Effect of Other Indemnities. The Lessee's obligations under the indemnities provided for in this Agreement shall be those of a primary obligor whether or not the Person indemnified shall also be indemnified with respect to the same matter under the terms of this Agreement, the Lease, the Indenture, the Trust Agreement, or any other document or instrument, and the Person seeking indemnification from the Lessee pursuant to any provision of this Agreement may proceed directly against the Lessee without first seeking to enforce any other right of indemnification.

         Section 9.09. Interest. The Lessee will pay to each Indemnitee on demand, to the extent permitted by applicable law, interest on any amount of indemnity not paid when due pursuant to this Article 9 until the same shall be paid, at the Past Due Rate.

         Section  9.10.  Special  Indemnity.  Notwithstanding  anything  in this
Article 9 to the contrary, the Lessee shall hold the Owner Participant harmless on an After-Tax Basis from any losses arising from or in connection with the transactions contemplated by Section 17.02 hereof.



                                   ARTICLE 10

                                TRANSACTION COSTS

         Section  10.01.  Transaction  Costs and Other  Costs.  (a)  Transaction
Costs.  Except as otherwise  provided in any  amendment to this  Agreement,  the
Lessee (or the Owner  Participant  following  a transfer  of the  Initial  Owner
Participant's  Beneficial  Interest)  shall pay (or  reimburse the Lessee if the
Lessee  shall have  previously  made such  payment) all fees and expenses of the following  persons  relating to the  offering of the  Pass-Through  Certificates contemplated  by  the  Placement  Agreement  and  related  to  the  transactions contemplated  hereby on the Certificate  Closing Date and the Delivery Date: (i)
the fees and  expenses  of  counsel  for any Owner  Participant  (including  any special  Canadian  counsel);  (ii)  the  fees and  expenses  of the  transaction documentation  counsel  for the Lessee and counsel  for the Owner  Trustee,  the
Indenture Trustee, the Manufacturer,  SDIQ, the Seller, the Subordination Agent,
the Pass-Through Trustee, each Liquidity Provider and the Placement Agent (other than those fees,  expenses  and  disbursements  payable by the  Placement  Agent pursuant to the  Placement  Agreement);  (iii) the fees and  expenses of Special
Aviation Counsel; (iv) any initial fees and expenses of the Pass-Through Trustee and each Liquidity Provider and the fees and expenses of the Owner Trustee,  the
Subordination Agent and the Indenture Trustee; (v) any compensation, commissions and  discounts  payable  to  the  Placement  Agent  pursuant  to  the  Placement
Agreement;  (vi)  the  fees,  if any,  incurred  in  printing  the  Pass-Through
Certificates;  (vii) the fees and expenses  incurred in connection with printing any  offering  memorandum  for the  offering of the  Pass-Through  Certificates;
(viii) the fees and expenses of BDO Seidman  LLP;  (ix) the fees and expenses of
Moody's and S&P;  (x) the fees and  expenses  (including  computer  time-sharing charges) of Babcock & Brown, Inc.; (xi) the reasonable out-of-pocket expenses of the Owner  Participant,  including,  without  limitation,  any  amounts  paid in connection with any appraisal report prepared for the Owner  Participant;  (xii)
reimbursement to the Owner  Participant,  any Owner Participant  Guarantor,  the
Owner Trustee,  the Indenture Trustee,  the Subordination  Agent, each Liquidity
Provider  and the  Pass-Through  Trustee  for any and  all  fees,  expenses  and disbursements  of the  character  referred  to above or  otherwise  incurred  in connection with the negotiation, preparation, execution and delivery, filing and recording of the Operative  Agreements and the documents  contemplated  thereby, including,  without  limitation,  travel expenses and disbursements  which shall have been paid by such party;  (xiii) printing and duplicating  expenses and all fees, Taxes and other charges payable in connection with the recording or filing on or before the Delivery Date of the  instruments  described in this Agreement;
(xiv) initial fees,  initial  expenses,  initial  disbursements  and the initial costs of distributing the Certificates  (but not the continuing fees,  expenses, disbursements  and costs of  distribution) of SSB, as lessor under the Lease and
as  Owner   Trustee   under  the  Trust   Agreement  and  with  respect  to  the
administration of the Lease and the Lessor's Estate, of the Indenture Trustee as
trustee  under the  Indenture  with respect to the  administration  of the Trust
Indenture Estate and of the  Subordination  Agent acting under the Intercreditor
Agreement;  and (xv) any other  amounts  approved  by the  Lessee  and the Owner
Participant. The fees and expenses described in clauses (ii) through (x) of this paragraph shall be allocable to the Owner  Participant  under this Agreement (1)
to the extent incurred  specifically with respect to the Owner Participant,  and
(2) to the extent such fees and expenses  are incurred but are not  specifically attributable  to the Owner  Participant,  in the  proportion  that the principal amount  of the  Certificates  bears  to the  total  amount  of the  Pass-Through
Certificates.

         The Owner Participant, the Owner Trustee and the Lessee acknowledge that the indicative percentages for Basic Rent, Stipulated Loss Value and Termination Value and the indicative EBO Price to be set forth in the Lease have been prepared assuming the aggregate amount payable by the Owner Participant pursuant to the preceding paragraph is 2.9% of the Purchase Price (the
"Estimated Expense Amount").

         (b)   Continuing   Expenses.   The   continuing   fees,   expenses  and
disbursements  (including  reasonable  counsel fees and  expenses) of the entity acting as Owner  Trustee,  as lessor under the Lease and as Owner  Trustee under the Trust  Agreement  with  respect to the  administration  of the Lease and the
Lessor's Estate and the continuing fees,  expenses and disbursements  (including
reasonable   counsel  fees  and  expenses  and  initial  fees  relating  to  the establishment of any replacement  trustee) of the Indenture Trustee,  as trustee under the Indenture with respect to the  administration  of the Trust  Indenture
Estate, the continuing fees,  expenses and disbursements  (including  reasonable counsel fees and initial fees  relating to the  establishment  of a  replacement trustee)  of the  Pass-Through  Trustee  and  the  Subordination  Agent  and the
continuing fees, expenses and disbursements  (including  reasonable counsel fees and  initial  fees  relating to the  establishment  of a  replacement  liquidity provider) of the Liquidity Providers under each Liquidity Facility shall be paid as Supplemental  Rent by the Lessee,  including  without  limitation any amounts payable to the  Indenture  Trustee or on account of  requests  by the  Indenture
Trustee for indemnification under Article XI of the Indenture.

         (c) Amendments, Supplements and Appraisal. Without limitation of the foregoing, the Lessee agrees:

                  (i) to pay as  Supplemental  Rent to the  Owner  Trustee,  the
         Owner  Participant,  any Owner  Participant  Guarantor,  the  Indenture
         Trustee,  the  Subordination  Agent,  the  Liquidity  Providers and the
         Pass-Through Trustee all costs and expenses (including reasonable legal fees and expenses)  incurred by any of them in connection  with (a) any
         Default  and  any  enforcement  or  collection   proceedings  resulting
         therefrom,  or (b) the  enforcement  of the  obligations  of the Lessee hereunder or under the other Operative Agreements,  including,  without
         limitation,   the  entering  into  or  giving  or  withholding  of  any
         amendments  or  supplements  or waivers  or  consents  (whether  or not consummated),  including without limitation, any amendment, supplement, waiver or consent resulting from any work-out, restructuring or similar proceeding  relating to the performance or nonperformance by the Lessee of its obligations under the Operative Agreements or (c) any amendment, supplement,  waiver or consent (whether or not entered into) under this
         Agreement,  the  Lease,  the  Indenture,  the  Certificates,   the  Tax
         Indemnity  Agreement,  the Purchase  Agreement  Assignment or any other
         Operative Agreement or document or instrument delivered pursuant to any of them, which amendment,  supplement, waiver or consent is required by any  provision of any Operative  Agreement  (including  any  adjustment pursuant to Section 3(d) of the Lease) or is requested by the Lessee or necessitated  by  the  action  or  inaction  of the  Lessee;  provided, however,  that the Lessee shall not be responsible for fees or expenses incurred in connection with the offer,  sale or other transfer (whether
         pursuant  to  Section   7.03(d)  hereof  or  otherwise)  by  the  Owner
         Participant,  the Owner Trustee,  the Indemnitee Trustee, or any Holder
         after the Certificate Closing Date of any interest in the Aircraft, the
         Lessor's Estate, the Beneficial  Interest or the Trust Agreement or any
         similar  interest  (and the offeror,  seller,  or  transferor  shall be responsible for all such fees and expenses), unless such offer, sale or transfer  shall occur (A)  pursuant to the  exercise of remedies  under
         Section 15 of the Lease,  or (B) in connection  with the termination of the Lease or action or  direction  of the  Lessee  pursuant  to Section
         3(g), 11, or 16 of the Lease; and

                  (ii) to pay one-half of the fees, costs and expenses of all appraisers involved in an independent appraisal of the Aircraft to the extent required under Section 16 of the Lease; provided that the Lessee shall pay all such fees, costs, and expenses of any appraisal conducted pursuant to Section 15 of the Lease.



                                   ARTICLE 11

                             SUCCESSOR OWNER TRUSTEE

         Section 11.01. Appointment of Successor Owner Trustee. (a) Resignation and Removal. The Owner Trustee or any successor Owner Trustee may resign or may be removed by the applicable Owner Participant, and a successor Owner Trustee may be appointed and a Person may become Owner Trustee under the Trust Agreement only in accordance with the provisions of Section 3.11 of the Trust Agreement and the provisions of paragraphs (b) and (c) of this Section 11.01.

         (b) Conditions to Appointment. The appointment in any manner of a successor Owner Trustee pursuant to Section 3.11 of the Trust Agreement shall be subject to the following conditions:

                  (i)      such successor Owner Trustee shall be a Citizen of the United States;

                  (ii) such successor Owner Trustee shall be a bank or a trust company having combined capital, surplus and undivided profits of at least $100,000,000 or a bank or trust company fully guaranteed by a direct or indirect parent thereof having a combined capital, surplus and undivided profits of at least $100,000,000;

                  (iii) such appointment shall not violate any provisions of the Transportation Code or any applicable rule or regulation of the applicable regulatory agency or body of any other jurisdiction in which the Aircraft may then be registered or create a relationship which would be in violation of the Transportation Code or any applicable rule or regulation of the applicable regulatory agency or body of any other jurisdiction in which the Aircraft may then be registered;

                  (iv)  such  successor   Owner  Trustee  shall  enter  into  an
         agreement or agreements,  in form and substance reasonably satisfactory to the Lessee, the Owner Participant,  the Pass-Through Trustee and the
         Indenture Trustee whereby such successor Owner Trustee confirms that it shall be deemed a party to this  Agreement,  the Trust  Agreement,  the
         Lease, the Lease Supplement,  the Purchase Agreement  Assignment,  [the
         Engine Warranty  Assignment],  the Indenture,  the Indenture Supplement
         and any other Operative Agreement to which the Owner Trustee is a party and agrees to be bound by all the terms of such documents applicable to
         the  Owner  Trustee  and  makes  the   representations  and  warranties
         contained  in  Section  7.04  hereof   (except  that  it  may  be  duly
         incorporated,  validly  existing and in good standing under the laws of the United States of America or any State thereof); and

                  (v) all filings of Uniform Commercial Code financing and continuation statements, filings in accordance with the Transportation
         Code and amendments thereto shall be made and all further actions taken in connection with such appointment as may be necessary in connection with maintaining the validity, perfection and priority of the Lien of the Indenture and the valid and continued registration of the Aircraft in accordance with the Transportation Code.

         (c) Appointment. For so long as the Aircraft remains registered under the Transportation Code, the Owner Participant agrees to appoint promptly a successor Owner Trustee meeting the requirements of Section 11.01 (b) hereof in the event the Owner Participant has knowledge that the Owner Trustee at any time shall not be a Citizen of the United States.



                                   ARTICLE 12

                        LIABILITIES AND INTERESTS OF THE
                          OWNER PARTICIPANT AND HOLDERS

         Section  12.01.   Liabilities  of  the  Owner  Participant.   No  Owner
Participant  shall  have any  obligation  or duty to the Lessee or to any Holder with respect to the  transactions  contemplated by this Agreement,  except those obligations or duties expressly set forth in this Agreement,  the Indenture, the
Trust Agreement,  the Tax Indemnity Agreement,  the Lease or any other Operative
Agreement  to which the Owner  Participant  is a party and no Owner  Participant shall be liable  for the  performance  by any other  party  hereto of such other party's obligations or duties hereunder.  Under no circumstances shall the Owner
Participant as such be liable to the Lessee,  nor shall the Owner Participant be liable to any Holder, in each case for any action or inaction on the part of the
Owner Trustee or the Indenture  Trustee in connection with this  Agreement,  the
Indenture,  the Lease, the Trust Agreement,  the Purchase Agreement  Assignment,
any other Operative Agreement, the ownership of the Aircraft, the administration of the Lessor's  Estate or the Trust Indenture  Estate or otherwise,  whether or not such  action  or  inaction  is  caused by the  willful  misconduct  or gross negligence of the Owner Trustee or the Indenture  Trustee,  except to the extent of any action or inaction taken pursuant to the Owner  Participant's  directions or instructions.

         Section  12.02.  Interest  of  Holders of  Certificates.  A Holder of a
Certificate shall have no further interest in, or other right with respect to, the Trust Indenture Estate when and if the principal and interest on all Certificates held by such Holder and all other sums payable to such Holder under this Agreement, under the Indenture and under such Certificates shall have been paid in full.



                                   ARTICLE 13

                                 OTHER DOCUMENTS

         Section 13.01. Consent of Lessee to Other Documents. The Lessee hereby consents in all respects to the execution and delivery of the Indenture, the Trust Agreement, the Intercreditor Agreement and the Liquidity Facilities as initially executed and to all of the terms of such documents, and the Lessee acknowledges receipt of an executed counterpart of such documents; it being agreed that such consent shall not be construed to require the Lessee's consent to any future supplement to, or amendment, waiver or modification of the terms of the Indenture, the Intercreditor Agreement or the Liquidity Facilities, the Trust Agreement or the Certificates, in each case as originally executed, except that prior to the occurrence and continuance of an Event of Default, no section of the Indenture, the Trust Agreement, the Intercreditor Agreement or the Liquidity Facilities, in each case as originally executed, shall be amended or modified in any manner materially adverse to the Lessee without its consent.

         Section 13.02.  Further  Assurances.  The Lessee hereby confirms to the
Owner  Participant its covenants set forth in and  obligations  under the Lease.
The Lessee agrees that, except as otherwise provided in the Indenture, the Owner
Trustee may not enter into any amendment, modification or supplement of, or give any waiver or consent with respect to, or approve any matter or document as being satisfactory under the Lease without the prior consent of the Indenture
Trustee and the Owner Participant and that, except as otherwise provided in the Indenture, upon an Indenture Event of Default, the Indenture Trustee may act as the Lessor under the Lease to the exclusion of the Owner Trustee. The Lessee further agrees to deliver to the Indenture Trustee and the Owner Participant a copy of each notice, statement, request, report or other communication given or required to be given to the Owner Trustee under the Lease.

         Section  13.03.   Pass-Through   Trustee's  and  Subordination  Agent's
Acknowledgment.  The  Pass-Through  Trustee and the  Subordination  Agent hereby acknowledge  and  agree to be bound by all of the terms  and  conditions  of the
Indenture,  including  without  limitation,  Section 8.01 thereof  regarding the rights  of  the  Owner  Participant  to  purchase  the  Certificates  under  the circumstances specified therein.



                                   ARTICLE 14

                                     NOTICES

         Section 14.01. Notices. All notices, demands, declarations and other communications required by this Agreement shall be in writing and shall be deemed received (a) if given by telecopier, when transmitted and the appropriate telephonic confirmation received if transmitted on a Business Day and during normal business hours of the recipient, and otherwise on the next Business Day following transmission, or (b) if given by certified mail, return receipt requested, by courier service, or by any other commercially customary means, when received or personally delivered, addressed:

                  (a) if to the Lessee, to its office at 515A Shaw Road, Dulles, Virginia 20166, Attention: General Counsel, telephone (703) 925-6000, facsimile (703) 925-6294; or to such other address as the Lessee shall from time to time designate in writing to the Lessor, the Indenture
         Trustee and any Owner Participant;

                  (b) if to the Lessor or the Owner Trustee, to its office at 225 Asylum Street (Goodwin Square), Hartford, CT 06103, Attention:
         Corporate Trust  Department,  telephone (860) 244-1822  facsimile (860)
         244-1889; or to such other address as the Lessor shall from time to time designate in writing to the Lessee and the Indenture Trustee, with a copy to the Owner Participant;

                  (c) if to the Indenture Trustee, the Subordination Agent or the Pass-Through Trustee, to its office at 25 South Charles Street,
         Baltimore, MD 21201, Attention:  Corporate Trust Department,  telephone
         (410) 244-4626, facsimile (410) 244-4236; or to such other address as the Indenture Trustee or the Pass-Through Trustee, as the case may be, shall from time to time designate in writing to the Lessor, the Lessee and the Owner Participant; and

                  (d) if to the  Liquidity  Provider,  to its office at ING Bank
         N.V., Department of Bankgarantie  Zaken-Jurisdische  Zaken, Amsterdamse
         Poort, Bijlmer plein 888, 1102 MG Amsterdam, The Netherlands, telephone
         011-31-20-652-3260,  facsimile  011-31-20-652-3235,  with a copy to ING
         Lease (Ireland) B.V. 48 St. Stephen's Green, Dublin 2, Ireland, telephone 011-353-1-662-2211, facsimile 011-353-1-662-2240; or to such other address as a Liquidity Provider shall from time to time designate in writing to the Lessor, the Lessee and the Indenture Trustee.



                                   ARTICLE 15

                           REFINANCING/REOPTIMIZATION

         Section 15.01. Refinancing. (a) Subject to the terms and conditions of this Section 15.01, the Lessee may request an Owner Participant to participate in one refinancing in whole but not in part, of the Certificates prior to the end of the Basic Term (a "Refinancing"). Such Refinancing may be placed in either the private or public markets and shall be denominated in United States dollars and shall be on terms reasonably satisfactory to the Owner Participant.
The Owner Participant will agree to negotiate promptly in good faith to conclude an agreement with the Lessee as to the terms of any such Refinancing transaction
(including the terms of any debt to be issued in connection with such refinancing and the documentation to be executed in connection therewith).
Without the prior written consent of the Owner Participant, the prospectus and other offering materials relating to any Refinancing in the form of a public offering shall not identify the Owner Participant and shall not include any financial statements of the Owner Participant or any Affiliate thereof. In connection with any such Refinancing in the form of a public offering, the Lessee shall indemnify the Owner Participant in a manner satisfactory to it for any liabilities under federal, state or foreign securities laws resulting from such offering. The aggregate principal amount of the new Certificates issued in connection with any Refinancing shall be the same as the aggregate principal amount outstanding on the Certificates being refinanced.

         (b) Notwithstanding anything herein to the contrary, no Refinancing will be permitted unless the Owner Participant and the Indenture Trustee shall have received at least 15 days' prior written notice of the scheduled closing date of such Refinancing and the Owner Participant shall have been provided such longer period as it shall have required for a reasonable opportunity to review the relevant documentation and the Owner Participant shall have determined in good faith that neither it nor the Owner Trustee shall suffer any loss or expense or bear any increased risk as a result of such Refinancing (including, without limitation, any risk with respect to taxes or other adverse consequences to the Owner Participant including the application of Revenue Procedures 75-21 and 75-28 and Section 467 of the Code) for which it has not been or will not have been indemnified by the Lessee in a manner reasonably satisfactory to the Owner Participant and, if an additional indemnity is then provided by the Lessee as the result of such Refinancing and the Owner Participant or the Indenture
Trustee reasonably deems itself insecure with respect to such indemnity, the Lessee shall have provided security or collateral for such indemnity which is reasonably satisfactory to such Person nor would such transaction materially and adversely affect the rights and obligations of Owner Participant.

         Prior to the  consummation of any Refinancing  pursuant to this Section
15.01, the Owner Participant and the Lessee shall agree upon a schedule setting forth each installment of Basic Rent and setting forth Stipulated Loss Values and Termination Values payable pursuant to the Lease as a result of the Refinancing in accordance with Section 3(d) of the Lease, and thereafter the amounts set forth in such schedule shall become the amounts payable under the Lease. Upon the consummation of the Refinancing, the evidence of indebtedness issued pursuant to the Refinancing shall be considered "Certificates" for purposes of this Agreement, the Lease and the Indenture.

         (c) Notwithstanding the foregoing, the Owner Participant shall have no obligation to proceed with any Refinancing transaction as contemplated by this
Section  15.01  unless the Lessee  indemnifies  the Owner  Trustee and the Owner
Participant by agreement in form and substance satisfactory to each of them, for any liability, obligation (other than the obligation to pay principal and interest in respect of the refinanced indebtedness), cost or expense (including, without limitation, reasonable attorneys' fees and Make-Whole Premium or other amounts due under the Indenture), including any adverse tax consequences or impact, related to or arising out of any such Refinancing transaction and, if the Owner Participant reasonably deems itself insecure with respect to such indemnity, the Lessee shall have provided security or collateral for such indemnity which is reasonably satisfactory to the Owner Participant.

         (d) Without the prior written consent of the Owner  Participant,  which consent may be withheld in its sole discretion,  no such  refinancing  shall (1)
cause the aggregate  principal  amount of the indebtedness to be substituted for
the  Certificates  to  exceed  the  aggregate   principal  amount  of  the  then
outstanding   Certificates,   (2)  cause  the  weighted  average  life  of  such
indebtedness  to be  different  by more than  three  months  than the  remaining weighted  average life of the then  outstanding  Certificates,  or (3) cause the date of maturity of such  indebtedness  to be later than the date of maturity of the Certificates being refinanced.

         (e) Each  party  agrees  to take or cause  to be  taken  all  requested action,  including,  without  limitation,  the  execution  and  delivery  of any
documents  and  instruments,   including,  without  limitation,   amendments  or
supplements  to the Lease,  which may be  reasonably  necessary  or desirable to effect  such  Refinancing,  including,  in the  case of the  Owner  Participant, direction  to  the  Owner  Trustee  by  the  Owner  Participant  to  prepay  the
Certificates then outstanding; provided, however, that such Refinancing shall be subject to the satisfaction of each of the following conditions:

                  (i) Payment of principal, accrued interest, Make-Whole Premium and breakage costs, if any, and all other sums due and owing on the Certificates payable under the Indenture;

                  (ii) Payment in full of all other amounts then due and owing by the Lessee under this Agreement, the Indenture, the Lease, the Trust
         Agreement, and the Certificates then outstanding shall have been made by the Lessee;

                  (iii) Such party shall have  received such opinions of counsel
         (including,  without  limitation,  an  opinion  received  by the  Owner
         Participant from independent tax counsel reasonably satisfactory to the
         Lessee  that such  Refinancing  shall not  result  in any  adverse  tax consequences  to such Owner  Participant,  unless the Lessee shall have
         agreed  to  provide  an   indemnity  in  respect   thereof   reasonably
         satisfactory   in  form  and  substance  to  the  Owner   Participant),
         certificates and other documents as it may reasonably request,  each in form and substance reasonably satisfactory to such party;

                  (iv) All authorizations, approvals and consents which in the reasonable judgment of the Owner Participant are necessary for such Refinancing shall have been obtained;

                  (v) The Lessee shall have provided or agreed to provide to the Owner Participant, as Supplemental Rent under the Lease, sufficient funds to pay any breakage costs, Make-Whole Premium and any other amounts due under the Indenture;

                  (vi) The satisfaction or waiver by each other party to this Agreement of the conditions set forth in this Section 15.01 to such party's obligations under this Section 15.01;

                  (vii)  No  Specified   Default  shall  exist  or  would  occur
         immediately after giving effect to such Refinancing;

                  (viii) In the event the Lessee shall not prohibit the purchase of the  Refinancing  loan  certificates  by, or with the  assets of, an employee  benefit plan,  as defined in Section 3(3) of ERISA,  which is subject to Title I of ERISA or a plan or individual retirement account, which is  subject  to Section  4975(c)  of the Code,  (individually  or collectively, an "ERISA Plan"), the Lessee will permit the placement of the Refinancing loan certificates with an ERISA Plan only if either (A)
         if such placement is in the form of pass-through certificates, the sole underwriter or the manager or co-manager of the underwriting  syndicate or the selling or  placement  agent of such  pass-through  certificates represents to the Lessee that it has a prohibited transaction exemption from  the  U.S.  Department  of  Labor  with  respect  to  Pass-Through certificates  (such as Prohibited  Transaction  Exemption  89-88 or any other  comparable  exemption) or (B) purchasers of the Refinancing loan certificates  (or if the Refinancing  involves the issuance and sale of
         pass-through    certificates,    purchasers   of   such    pass-through
         certificates)  provide a representation  (which may be in the form of a
         deemed  representation)   regarding  their  source  of  funds  used  in
         acquiring  the  Refinancing  loan  certificates  (or such  pass-through certificates,  as the case may be) and,  if such  purchasers  represent that they are using funds of an ERISA Plan in acquiring the Refinancing loan certificates (or such pass-through  certificates,  as the case may
         be), such purchasers further represent that (1) either they are relying on a prohibited transaction exemption from the U.S. Department of Labor with  respect to their  purchase  and holding of the  Refinancing  loan certificates (or such  pass-through  certificates,  as the case may be)
         and they provide  representations  regarding  the  satisfaction  of the relevant  conditions  of such an  exemption  or (2) their  purchase and holding of the  Refinancing  loan  certificates  (or such  pass-through certificates,  as the case may be) will  not  constitute  a  non-exempt prohibited  transaction  under  Section 406 of ERISA or Section 4975 of the Code. The reliance on any such exemption will not be conditional on the Owner Participant's representation concerning its party in interest or other status with respect to ERISA Plans; and

                  (ix) The Lessee shall pay all costs and expenses (including legal fees) incurred in connection with any proposed or actually consummated Refinancing.

 . (a) Upon the Lessee's  request,  at the Lessee's  expense,  and subject to the conditions in Section 15.02(c),  the Owner Trustee,  any Owner Participant,  the
Lessee and the Indenture  Trustee will  cooperate  with each other to reoptimize
(but not more than twice) the unpaid  principal of the outstanding  Certificates and the  amortization  schedule  therefor in connection  with any adjustments to
Basic Rent, EBO Price, EBO Date,  Stipulated Loss Values, and Termination Values
pursuant  to  ss.  3(d)  of  the  Lease  as a  result  of a  Refinancing  of the
Certificates in accordance with Section 15.01 hereof, provided that, in any such reoptimization,  (1) the outstanding  principal amount of the Certificates shall not be  increased,  (2) the  final  maturity  of the  Certificates  shall not be extended,  (3) the average life to maturity of the  Certificates  shall not vary from the average life to maturity of the initial Certificates by more than three months,  (4) any installment of principal of the  Certificates  will not vary by more than 5% from such  installment in the initial Loan  Certificate,  (5) there shall be no change in the Debt Portion,  (6) the adjusted Stipulated Loss Values and Termination Values shall not exceed the original  Stipulated Loss Values and
Termination  Values under the Lease (as adjusted in accordance  with clauses (1)
and (2) of ss.  3(d) of the  Lease),  and (7) any change to the EBO Price or EBO
Date must be  supported  by an appraisal  reasonably  satisfactory  to the Owner
Participant.  As promptly  as  practicable  following  such  request,  the Owner
Participant  shall deliver to the Lessee,  the Owner Trustee,  and the Indenture
Trustee, a certificate of an authorized  representative of the Owner Participant
(the "Reoptimization  Certificate") setting forth (x) the amortization schedules which,  taking into account the  requirements  of ss. 3(d) and (e) of the Lease, would  result in the  lowest  Net  Present  Value of Rents,  and the  lowest net present  value (to the  Lessee)  of Basic Rent over the Basic  Term,  discounted semi-annually at the Debt Rate, and (y) the corresponding changes in Basic Rent,
EBO Price, EBO Date, Stipulated Loss Values, and Termination Values, computed in a manner consistent with ss. 3(d) of the Lease. Upon the Lessee's  acceptance of
the  adjustments   set  forth  in  the   Reoptimization   Certificate,   or  the
redetermination  thereof pursuant to the verification  procedures in ss. 3(d) of the Lease,  and subject to compliance in full with the  conditions  set forth in
Section  15.02(c),  the  Owner  Participant  shall  (aa)  deliver  a copy of the
Reoptimization  Certificate to the Owner Trustee, and the Indenture Trustee, and
(bb) cause the Owner Trustee (xx) to execute and deliver amendments to the Lease and Indenture  setting forth the adjustments (the date of such amendment,  being the  "Reoptimization  Date"),  and (yy) to issue or  exchange  new  Certificates containing the revised  amortization  thereof for the outstanding  Certificates.
The Lessee shall give to the Owner  Participant  at least 30 days' prior written notice of the Lessee's intent to effect a reoptimization  hereunder. Such notice shall be revocable,  and need not specify any  particular  date as of which such reoptimization shall be effected.

         (b)  Adjustments to  Refinancing  Certificates.  On the  Reoptimization
Date,  subject to the satisfaction on or before the  Reoptimization  Date of the conditions  set forth in  Section  15.02(c),  the Owner  Trustee  will issue and deliver  and the  Indenture  Trustee  will  authenticate,  and each  holder of a
Refinancing  Certificate will accept delivery of, a new Refinancing  Certificate or Refinancing Certificates (in replacement of each Refinancing Certificate then held by such holder, which Refinancing  Certificates shall be surrendered to the
Indenture   Trustee  for   cancellation)   containing  such  changed   principal
installments (expressed as a percentage of the original principal amount of such
Refinancing   Certificate)  as  shall  have  been   recalculated  by  the  Owner
Participant, but in the same principal amount as, and containing terms identical to, except as otherwise contemplated by Section 15.02(d) hereof, the Refinancing
Certificates originally issued in connection with the Operative Agreements.

         (c) Conditions. Any such reoptimization shall be subject to the satisfaction of the following conditions:

                  (1)      no Specified Default shall exist;

                  (2) appropriate agreements, amendments, or supplements, in form and substance reasonably satisfactory to the Lessee, the Owner
         Participant, the Owner Trustee, and the Indenture Trustee, shall be executed and delivered;

                  (3) Basic Rent, EBO Price, EBO Date,  Termination  Values, and
         Stipulated Loss Values shall, subject to ss. 3(e) of the Lease, be adjusted in the manner set forth in ss. 3(d) of the Lease;

                  (4) all necessary authorization, approvals, consents, and recordings (including any recordings or filings with the FAA) shall be obtained or accomplished; and

                  (5) neither the Owner  Participant  nor the Owner  Trustee nor the  Indenture  Trustee shall suffer any loss or expense or adverse tax or other consequences  (including with respect to matters arising under
         ERISA and any adverse tax  consequences  resulting from the application of  Revenue  Procedure  75-21 or  75-28  or Code  ss.  467) or bear any increased risk  (including,  with respect to the Owner  Participant and the  Owner  Trustee,  any  material  risk  of a  change  in  accounting treatment  of the Lease) as a result of such  reoptimization  for which the  Lessee  has  not  agreed  to  indemnify  in  a  manner  reasonably satisfactory  to such Person,  and, in connection  with the  foregoing,
         (aa) the Owner  Participant  shall be  entitled  to  receive an opinion
         (reasonably satisfactory to the Owner Participant) of counsel (selected by the Owner Participant and reasonably  satisfactory to the Lessee) of
         any   adverse   tax  or  other   consequences   resulting   from   such
         reoptimization,  and (bb) the Owner  Participant  shall be  entitled to receive an opinion of the  accounting  firm regularly used by the Owner
         Participant of any material risk of a change in accounting treatment of the Lease resulting from such reoptimization.



                                   ARTICLE 16

                                 CONFIDENTIALITY

         Section 16.01. Confidentiality.  Each party hereto agrees (on behalf of itself and each of its Affiliates,  agents, directors,  officers,  employees and
representatives)  to  use  reasonable  precautions  to  keep  confidential,   in
accordance with its customary procedures for handling  confidential  information of this  nature,  the  Operative  Agreements  other  than the  Lease,  the Lease
Supplement,  the Indenture, the Indenture Supplement,  and FAA Bill of Sale (the
"Confidential Documents") and any non-public information supplied to it pursuant to this Agreement which is identified by the Person  supplying the same as being confidential  at the time the same is  delivered  to such party,  provided  that nothing herein shall limit the disclosure of any such  Confidential  Document or any such information (i) to the extent required by statute,  rule, regulation or judicial process,  (ii) to counsel for any of the parties hereto,  (iii) to bank examiners or similar regulatory  authorities,  auditors or accountants,  (iv) in connection with any litigation to which any one or more of the parties hereto is a  party  relating  to the  transactions  contemplated  hereby  or by any of the
Operative  Agreements,  (v) to an Affiliate of the parties  hereto,  (vi) to any assignee  or  participant  (or  prospective  assignee or  participant)  or other transferee so long as such assignee or participant (or  prospective  assignee or participant) or other  transferee  first executes and delivers to the respective party  making such  assignment  or  participation  an agreement in writing to be bound by the  provisions of this Section 16.01 or (vii) in the case of the Owner
Participant  or the Owner Trustee (in its  individual or trust  capacity) to the
Owner Trustee (in its individual or trust capacity) or to the Owner Participant, as the case may be.



                                   ARTICLE 17

                                  MISCELLANEOUS

         Section 17.01.  Reserved.

         Section 17.02. Collateral Account. (a) The Indenture Trustee shall notify the Owner Trustee and the Lessee of any losses incurred on the Specified
Investments in the Collateral Account promptly upon the realization thereof, as well as any fees, commissions and other costs, Taxes (other than income taxes) and expenses, if any, incurred by the Indenture Trustee in connection with its administration of the Collateral Account (collectively, "Losses"). Promptly upon receipt of such notification but, in any event, no later than the earlier of the Delivery Date (or, if later, the last day of any investment period referred to in Section 2.14(b) of the Indenture during which the Delivery Date occurs) and the 15th day after the Cut-Off Date, the Lessee shall pay to the Indenture
Trustee,  on  behalf of the  Owner  Trustee,  for  deposit  into the  Collateral
Account, an amount equal to such Losses (net of any investment earnings not previously applied pursuant to this Section 17.02).

         (b) The Lessee shall pay to the Indenture Trustee (or will provide for payment thereof pursuant to a permitted drawing by the Indenture Trustee under the Letter of Credit), on behalf of the Owner Trustee (A) on each Payment Date prior to the Delivery Date an amount equal to the aggregate amount of interest accrued on the Certificates from (and including) the Certificate Closing Date or previous Payment Date, as the case may be, to, but excluding, such Payment Date
(net of any investment earnings in the Collateral Account not previously applied pursuant to this Section 17.02) and (B) on the Delivery Date, interest accrued on the Certificates from and including the last Payment Date (or, if none, the Certificate Closing Date), to, but excluding, the Delivery Date (net of any investment earnings in the Collateral Account not previously applied pursuant to this Section 17.02) (and the Indenture Trustee shall provide the Lessee prior written notice of any such amount due from the Lessee on any such Payment Date or the Delivery Date). In addition, the Lessee will pay to the Indenture Trustee on behalf of the Owner Trustee all amounts owed by the Owner Trustee pursuant to clause (b) of the last paragraph of Section 2.04 of the Indenture.

         (c) If the Aircraft has not been purchased by the Owner Trustee on or before the Cut-Off Date and the Certificates have not been assumed by the Lessee in accordance with Section 3.05(a) hereof, the Lessee agrees to pay to the Indenture Trustee, on behalf of the Owner Trustee, on the 15th day following the Cut-Off Date the excess, if any, of the amounts payable under Section 6.02(b)(1) of the Indenture over the amounts released from the Collateral Account under
Section 2.16 of the Indenture.

         (d) All amounts  payable by the Lessee  pursuant to this Section  17.02 shall be paid to the  Indenture  Trustee  at its  principal  office  at 25 South
Charles  Street,   Baltimore,   Maryland  21201,   Attention:   Corporate  Trust
Department,  or as the Indenture  Trustee may otherwise direct within the United
States, by wire transfer of immediately available funds in U.S. Dollars no later than 10:30 a.m., New York City time, on the due date of such payment.

         Section 17.03. Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 17.04. No Oral Modifications. Neither this Agreement nor any of its terms may be terminated,  amended, supplemented,  waived or modified orally, but only by an  instrument  in  writing  signed by the party  against  which the enforcement of the termination, amendment, supplement, waiver or modification is
sought.  No  such  written  termination,   amendment,   supplement,   waiver  or
modification  shall be effective  unless a signed copy shall have been delivered to and executed by the Owner Trustee and the Indenture  Trustee.  A copy of each such termination,  amendment,  supplement,  waiver or modification shall also be delivered to each other party to this Agreement.

         The consent of each of the Pass-Through  Trustee and the  Subordination
Agent, in its capacity as a party to this Agreement and not as a Holder, shall not be required to modify, amend or supplement this Agreement or to give any consent, waiver, authorization or approval with respect to this Agreement under the circumstances in which the consent of the Indenture Trustee would not be required for such modification, amendment, supplement, consent, waiver or approval in accordance with Section 8.01(b) of the Indenture, provided that the Pass-Through Trustee shall be entitled to receive an Opinion of Counsel (as defined in the Pass-Through Agreement) necessary, in its sole discretion, to establish that the Indenture Trustee's consent would not be required under such circumstances.

         Section 17.05. Captions. The table of contents preceding this Agreement and the headings of the various Articles and Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions of this Agreement.

         Section 17.06. Successors and Assigns. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the Lessee and its successors and permitted assigns, the Subordination Agent and its successors and permitted assigns, including without limitation each Holder of a Certificate, the Owner Participant and its successors and permitted assigns, the Owner
Trustee and its successors as Owner Trustee (and any additional owner trustee appointed) under the Trust Agreement, the Indenture Trustee and its successors as Indenture Trustee (and any additional indenture trustee appointed) under the Indenture and the Pass-Through Trustee and its successors as Pass-Through
Trustee (and any additional Pass-Through trustee appointed).

         Section 17.07. Concerning the Owner Trustee,  Indenture Trustee and the
Pass-Through Trustee. Each of SSB and FNBM is entering into this Agreement solely in its capacities (except to the extent otherwise expressly indicated), in the case of SSB, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, in the case of FNBM, not in its individual capacity but solely as Indenture Trustee under the Indenture and as Pass-Through Trustee under the Pass-Through Agreement, and except as otherwise expressly provided in this Agreement or in the Lease, the Indenture, the Pass-Through Agreement or the Trust Agreement, neither SSB nor FNBM shall be personally liable for or on account of its statements, representations, warranties, covenants or obligations under this Agreement; provided, however, that each of SSB and FNBM accepts the benefits running to it under this Agreement, and each agrees that (except as otherwise expressly provided in this Agreement or any other Operative Agreement to which it is a party) it shall be liable in its individual capacity for (a) its own gross negligence or willful misconduct (whether in its capacity as trustee or in its individual capacity), (b) any breach of representations and warranties or any breach of covenants made in its individual capacity pursuant to or in connection with this Agreement or the other Operative Agreements to which it is a party, (c) any breach, in the case of the Owner Trustee, of its covenants contained in Sections 3.05 and 3.08 of the Indenture, (d) the failure to use ordinary care in receiving, handling and disbursing funds, (e) in the case of the Owner Trustee, Lessor's Liens attributable to it in its individual capacity, (f) in the case of the Indenture Trustee, Indenture Trustee's Liens, and (g) taxes, fees or other charges on, or based on, or measured by, any fees, commissions or compensation received by it in connection with the transactions contemplated by the Operative Agreements.

         Section 17.08.  Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction  shall, as to such jurisdiction, be ineffective to the extent of such  prohibition  or  unenforceability  without
invalidating   the   remaining   provisions,   and  any  such   prohibition   or
unenforceability   in  any   jurisdiction   shall  not   invalidate   or  render
unenforceable such provision in any other jurisdiction.

         Section 17.09. Public Release of Information. Subject to applicable legal requirements (including, without limitation, securities laws requirements, other regulatory requirements and other legally compelled disclosures), so long as there shall not have occurred an Event of Default or Indenture Event of Default, each party to this Agreement shall in each instance obtain the prior written approval of each other party to this Agreement concerning the exact text and timing of news releases, articles and other information releases to the public media concerning any Operative Agreements [; provided that the Lessee may, without the prior written approval of each other party hereto, make such disclosures and announcements concerning its fleet constitution as are customary in the airline industry so long as no such disclosure or announcement specifically identifies any other party hereby by name without the prior written consent of such party].

         Section 17.10.  Certain  Limitations on  Reorganization.  The Indenture
Trustee and the Pass-Through Trustee agree that, if (i) the Owner Trustee becomes or all or any part of the Lessor's Estate or the trust created by the Trust Agreement becomes the property of, a debtor subject to the reorganization provisions of the Bankruptcy Code or any other applicable bankruptcy or insolvency statutes, (ii) pursuant to any such reorganization provisions, the Owner Participant is held to have recourse liability to the debtor, the Owner
Trustee or the trustee of the debtor directly or indirectly on account of any amount payable as Make-Whole Premium, principal or interest on the Certificates, or any other amount payable on any Certificate that is provided in the Operative
Agreements to be  nonrecourse to the Owner  Participant  and (iii) the Indenture
Trustee actually receives any Recourse Amount which reflects any payment by the Owner Participant on account of (ii) above, then the Indenture Trustee shall promptly refund to the Owner Participant such Recourse Amount. For purposes of this Section 17.10, "Recourse Amount" means the amount by which the portion of such payment by the Owner Participant on account of clause (ii) above received by the Indenture Trustee exceeds the amount which would have been received by the Indenture Trustee if the Owner Participant had not become subject to the recourse liability referred to in (ii) above. Nothing contained in this Section shall prevent the Indenture Trustee from enforcing any individual obligation
(and retaining the proceeds thereof) of the Owner Participant under this Agreement or, any other Operative Agreement to the extent herein or therein provided, for which the Owner Participant has expressly agreed by the terms of this Agreement to accept individual responsibility.

         Section 17.11.  GOVERNING LAW. THIS AGREEMENT IS BEING DELIVERED IN THE
SATE OF NEW YORK,  AND SHALL IN ALL  RESPECTS BE GOVERNED  BY, AND  CONSTRUED IN
ACCORDANCE  WITH,  THE LAWS OF THE STATE OF NEW YORK,  INCLUDING  ALL MATTERS OF
CONSTRUCTION,  VALIDITY AND PERFORMANCE,  WITHOUT GIVING EFFECT TO PRINCIPLES OF
CONFLICTS OF LAWS.

         Section 17.12. Section 1110 Compliance. The parties hereto agree that the transactions contemplated by the Operative Agreements are expressly intended to be, shall be, and should be construed so as to be entitled to the benefits and protection of Section 1110 of the Bankruptcy Code.

         Section 17.13. Reliance of Liquidity Providers. Each of the parties hereto agrees and acknowledges that each Liquidity Provider shall be a third party beneficiary of each of the representations and warranties made herein by such party (and of each covenant herein made by such party to each Liquidity
Provider), and that each Liquidity Provider may rely on such representations, warranties and covenants to the same extent as if such representations, warranties and covenants were made to such Liquidity Provider directly. The terms of this Agreement shall inure to the benefit of each Liquidity Provider, their respective successors and permitted assigns.




         IN  WITNESS  WHEREOF,   the  parties  have  caused  this  Participation
Agreement to be executed by their respective,  duly authorized officers and this
Participation Agreement shall be effective this __ day of September, 1997.

                                                              Lessee:

                                                              ATLANTIC COAST AIRLINES


                                                              By:
                                                                   Name:
                                                                   Title:


                                                              By:
                                                                   Name:
                                                                   Title:



                                                              Initial Owner Participant:

                                                              ATLANTIC COAST AIRLINES


                                                              By:
                                                                   Name:
                                                                   Title:


                                                              By:
                                                                   Name:
                                                                   Title:







                                                              Owner Trustee:

                                                              STATE  STREET BANK
                                                              AND TRUST  COMPANY
                                                              OF    CONNECTICUT,
                                                              NATIONAL
                                                              ASSOCIATION not in
                                                              its     individual
                                                              capacity,   except
                                                              as       otherwise
                                                              expressly provided
                                                              herein  but solely
                                                              as Owner Trustee


                                                              By:
                                                                   Name:
                                                                   Title:


                                                              Indenture Trustee:

                                                              THE FIRST NATIONAL
                                                              BANK OF  MARYLAND,
                                                              not     in     its
                                                              individual
                                                              capacity except as
                                                              otherwise
                                                              expressly provided
                                                              herein, but solely
                                                              as       Indenture
                                                              Trustee


                                                              By:                                                ,
                                                                   Name:
                                                                   Title:


                                                              Pass-Through Trustee:

                                                              THE FIRST NATIONAL
                                                              BANK OF  MARYLAND,
                                                              not     in     its
                                                              individual
                                                              capacity except as
                                                              otherwise
                                                              expressly provided
                                                              herein, but solely
                                                              as    Pass-Through
                                                              Trustee


                                                              By:
                                                                   Name:
                                                                   Title:






                                                              Subordination Agent:

                                                              THE FIRST NATIONAL
                                                              BANK OF  MARYLAND,
                                                              not     in     its
                                                              individual
                                                              capacity except as
                                                              otherwise
                                                              expressly provided
                                                              herein, but solely
                                                              as   Subordination
                                                              Agent


                                                              By:
                                                                   Name:
                                                                   Title:







                                   SCHEDULE II

                             CERTIFICATE INFORMATION




1        Atlantic Coast Airlines 1997-1 Pass-Through Trust Class A Atlantic Coast Airlines Trust No. _____
                                                                   ---------------------------------------

         Interest Rate:
         Maturity:
         Principal Amount:


2.       Atlantic Coast Airlines 1997-1 Pass-Through Trust Class B Atlantic Coast Airlines Trust No._____

         Interest Rate:
         Maturity:
         Principal Amount:


3.       Atlantic Coast Airlines 1997-1 Pass-Through Trust Class C Atlantic Coast Airlines Trust No. _____

         Interest Rate:
         Maturity:
         Principal Amount:

4.       Atlantic Coast Airlines 1997-1 Pass-Through Trust Class D Atlantic Coast Airlines Trust No. _____

         Interest Rate:
         Maturity:
         Principal Amount:










                                  SCHEDULE III

                                  DEBT PORTION


Debt Portion







                                                        SCHEDULE IV

                                                  MANDATORY ECONOMIC TERMS



         Any amendment and restatement of the Operative Documents on the Delivery Date or, if earlier, the Transfer Date shall require that:

         (i) with respect to each series of Certificates issued with respect to the Aircraft the schedule of principal payments may be changed but:

                  (a)      the final maturity may not be extended beyond January
                           1, 2014,  for the Series A  Certificates,  January 1,
                           2011, for the Series B Certificates, January 1, 2007, for the Series C Certificates, and January 1, 2000, for the Series D Certificates;

                  (b)      the average  life of any series of  Certificates  may
                           not be so great as to cause the  average  life of the
                           corresponding  Class of Pass-Through  Certificates to
                           be more  than  10.2  years  in the  case  of  Class A
                           Pass-Through  Certificates,  8.3 years in the case of
                           Class B Pass-Through  Certificates,  5.6 years in the
                           case of the Class C Pass-Through Certificates and 1.0
                           years   in  the   case  of   Class   D   Pass-Through
                           Certificates  (but in each case may be  decreased  by
                           any amount);

                  (c)      the interest rate and the January 1 and July 1 payment dates may not be changed; and

                  (d)      the  loan  to  aircraft  value  ratio  on any  July 1
                           Distribution  Date (as  defined  in the  Pass-Through
                           Agreement) shall not exceed 35.0% in the case of the Series A Certificates, 50.0% in the case of the Series B Certificates, 65.0% in the case of the Series C Certificates and 70.0% in the case of the Series D Certificates.

         (ii) Basic Rent, Stipulated Loss Values and Termination Values under the Lease must be sufficient to pay amounts due with respect to the Certificates;

         (iii)    the amounts payable under the all-risk aircraft hull insurance maintained  with respect to the Aircraft must be sufficient to
                  pay  the   Stipulated   Loss  Value,   subject  to  rights  of
                  self-insurance; and

         (iv)     (a)      the Past Due Rate in the Indenture and the Lease;

                  (b)      the Make-Whole Premium payable under the Indenture;

                  (c)      the  provisions  relating to the  prepayment  and  purchase of the  Certificates  in the
                           Indenture;

                  (d)      the minimum liability insurance amount on the Aircraft in the Lease; and

                  (e)      the   indemnification   of  the  Indenture   Trustee,
                           Subordination     Agent,     Liquidity     Providers,
                           Pass-Through  Trustee and Holders of the Certificates
                           with respect to certain taxes and expenses;

         in each  case,  must be  provided  as set  forth  in the  Participation
         Agreement, Lease and Indenture, as the case may be as in effect on the Certificate Closing Date.








                                                         SCHEDULE V

                                                  MANDATORY DOCUMENT TERMS



         Any amendment and restatement of the Operative Agreements on the Delivery Date or, if earlier, the Transfer Date:

         1.       May not modify in any  material  adverse  respect the Granting
                  Clause of the  Indenture  so as to  deprive  the  Holders of a first priority  security  interest in and mortgage lien on the
                  Aircraft and the Lease or to eliminate any of the  obligations secured  thereby or otherwise  modify in any material  adverse
                  respect  as  regards  the   interests  of  the  Holders,   the
                  Subordination  Agent, the Liquidity Providers or the Indenture
                  Trustee  the  provisions  of  Article  II, V, or VI or Section
                  7.01, 7.02, 7.10, 7.11, 9.08, 13.01,  13.02, 13.07 or 15.04 or
                  Article VIII of the Indenture;

         2.       May not modify in any material  adverse respect as regards the
                  interests  of  the  Holders,   the  Subordination  Agent,  the
                  Liquidity Providers or the Indenture Trustee the provisions of
                  Section 3(e), 3(f), 4, 7, 11(a)(i)(dd),  12(c)(1),  the second sentence of 23(f) or 26 of the Lease or  otherwise  modify the terms of the Lease so as to deprive the  Indenture  Trustee of rights expressly granted to the "Indenture Trustee" therein;

         3.       May not modify in any material  adverse  respect as regards the  interests  of the  Holders,  the
                  Subordination  Agent, the Liquidity  Providers or the Indenture Trustee the provisions of Section
                  4.02(e),  4.02(f),  17.02,  17.11,  17.12  or  17.13  of the  Participation  Agreement  or of the
                  provisions of Section 4.01(k) of the  Participation  Agreement so as to eliminate the requirement to  deliver  to the  Indenture  Trustee  the  legal  opinions  to be  provided  to  such  Persons thereunder  (recognizing  that the  lawyers  rendering  such  opinions  may be changed) or of the provisions  of  Section  6.03(b) of the  Participation  Agreement  as  regards  the rights of the
                  Indenture  Trustee  thereunder or otherwise  modify the terms of the  Participation  Agreement to deprive  the  Subordination  Agent,  the  Liquidity  Providers  or the  Indenture  Trustee of any
                  indemnity or right of reimbursement in its favor for Expenses or Taxes.

         4.       May not modify in any material  adverse respect as regards the interests of the holders of the Pass Through Certificates, the
                  Subordination  Agent, the Liquidity Providers or the Indenture
                  Trustee,   the   definition   of   "Make-Whole   Premium"   or
                  "Supplemental   Rent"  in  Schedule  I  to  the  Participation
                  Agreement; and

         5.       Shall  contain  representations  and  warranties  of the Owner
                  Participant substantially similar to those set forth on Exhibit A attached hereto.

         Notwithstanding the foregoing, any such Mandatory Document Term may be modified to correct or supplement any such provision which may be defective or to cure any ambiguity or correct any mistake, provided that any such action shall not materially adversely affect the interests of the Holders, the Subordination Agent, the Liquidity Providers, the Indenture Trustee or the holders of the Pass Through Certificates.







                                                  EXHIBIT A TO SCHEDULE V

         Section ___.  Representations,  Warranties  and  Covenants of Owner  Participant.  (a)  Representations,
Warranties and Covenants.  In addition to and without limiting its other  representations  and warranties  provided for in this Article __, the Owner Participant represents and warrants that:

                  (i) it is a corporation duly incorporated and validly existing in good standing under the laws of the State of __________ and it has full corporate power, authority and legal right to carry on its present business and operations, to own or lease its Properties and to enter into and to carry out the transactions contemplated by this Agreement, the Tax Indemnity Agreement, the Trust Agreement and the other
         Operative Agreements to which it is party;

                  (ii) the execution, delivery and performance by it of this Agreement, the Tax Indemnity Agreement, and the Trust Agreement and the other Operative Agreements to which it is party have been duly authorized by all necessary corporate action on its part and, assuming the accuracy of the Lessee's representations in Section 6.01(n) hereof, do not require any governmental approvals that would be required to be obtained by the Owner Participant;

                  (iii) based on the  representations,  warranties and covenants
         contained  in  Sections   6.01(l)(viii),   6.02  and  7.09  hereof  and
         compliance with Section 10.06 of the Indenture,  neither the execution, delivery  or  performance  by the Owner  Participant  of the  Operative
         Agreements  to which it is  party,  nor  compliance  with the terms and provisions  hereof  or  thereof,  conflicts  or will  conflict  with or results or will  result in a breach or  violation  of any of the terms, conditions  or  provisions  of, or will require any consent or approval under any law,  governmental rule or regulation applicable to the Owner
         Participant  or the  charter  documents,  as  amended,  or  bylaws,  as amended,  of the Owner  Participant or any order,  writ,  injunction or decree  of any  court  or  governmental  authority  against  the  Owner
         Participant  or by  which it or any of its  Properties  is bound or any indenture,  mortgage or contract or other  agreement or  instrument  to which  the  Owner  Participant  is a party or by which it or any of its
         Properties  is  bound,  or  constitutes  or will  constitute  a default thereunder or results or will result in the imposition of any Lien upon any of its Properties;

                  (iv) the Operative Agreements to which it is party have been or on the Certificate Closing Date will be duly executed and delivered by the Owner Participant and constitute or on the Certificate Closing
         Date will constitute the legal, valid and binding obligation of the Owner Participant enforceable against it in accordance with their terms except as such enforceability may be limited by bankruptcy, insolvency, or other similar laws or general equitable principles;

                  (v) it is not in default under any mortgage, deed of trust, indenture, lease or other instrument or agreement to which the Owner
         Participant is a party or by which it or any of its Properties may be bound, or in violation of any applicable law, which default or violation would have a material adverse effect on the financial condition, business or operations of the Owner Participant or an adverse effect on the ability of the Owner Participant to perform its obligations under this Agreement and the other Operative Agreements to which it is or is to be a party;

                  (vi) there are no pending  or, to the  knowledge  of the Owner
         Participant, threatened actions, suits, investigations or proceedings against the Owner Participant before any court, administrative agency or tribunal which are expected to materially adversely affect the ability of the Owner Participant to perform its obligations under this Agreement and the other Operative Agreements to which it is or is to be a party and the Owner Participant knows of no pending or threatened actions or proceedings before any court, administrative agency or tribunal involving it in connection with the transactions contemplated by the Operative Agreements;

                  (vii)  neither  the  execution  and  delivery  by it  of  this
         Agreement or the other Operative  Agreements to which it is a party nor the performance of its obligations hereunder or thereunder requires the consent or  approval  of or the  giving of notice to, the  registration with, or the taking of any other action in respect of, any governmental authority  or agency  that would be required to be obtained or taken by
         the  Owner  Participant   except  for  filings   contemplated  by  this
         Agreement;

                  (viii) no part of the funds to be used by it to acquire the interests to be acquired by the Owner Participant under this Agreement constitutes assets (within the meaning of ERISA and any applicable rules and regulations) of any employee benefit plan subject to Title I of ERISA or any applicable regulation thereunder or of any plan or individual retirement account subject to Section 4975 of the Code; and

                  (ix) it is a "U.S. Person" as defined in Section 7701(a)(30) of the Code and is not a tax resident of another country.

                  Notwithstanding  the foregoing or anything  else  contained in this  Agreement,  the  Owner  Participant  makes no  representation  or warranty in this Agreement  with respect to laws,  rules or regulations relating to aviation or to the nature or use of the equipment  owned by the Owner Trustee,  including,  without limitation,  the airworthiness,
         value,   condition,    workmanship,   design,   patent   or   trademark
         infringement,  operation,  merchantability  or  fitness  for use of the
         Aircraft,  other than such laws,  rules or regulations  relating to the citizenship  requirements  of the Owner  Participant  under  applicable aviation law.

         (b) Lessor's Liens. The Owner Participant further represents,  warrants and  covenants  that  there  are no  Lessor's  Liens  attributable  to it (or an
Affiliate  thereof) and that there will not be any Lessor's Lien attributable to it (or an  Affiliate  thereof)  on  the  Certificate  Closing  Date.  The  Owner
Participant  agrees with and for the benefit of the Lessee,  the Owner  Trustee, the Indenture  Trustee and the Pass-Through  Trustee that the Owner  Participant will, at its own cost and expense,  take such action as may be necessary to duly discharge  and satisfy in full,  promptly  after the same first becomes known to
the  Owner   Participant,   any  Lessor's   Lien   attributable   to  the  Owner
Participant(or  an  Affiliate  thereof),   provided,  however,  that  the  Owner
Participant  shall not be required to discharge or satisfy  such  Lessor's  Lien which  is  being  contested  by the  Owner  Participant  in  good  faith  and by appropriate  proceedings so long as such proceedings do not involve any material risk of the sale,  forfeiture or loss of the Aircraft or the Lessor's  Estate or the  Trust  Indenture  Estate  or any  interest  in  any  thereof  or  otherwise materially  adversely  affect  the  validity  or  priority  of the  Lien  of the
Indenture.

         (c) Reimbursement. Without limiting any other rights the parties hereto may have as a result of any breach by the Owner Participant of its obligations in Section ____(b) hereof, the Owner Participant agrees to reimburse each other party hereto for all reasonable legal fees and expenses of counsel that may be incurred by any such party as a result of the failure of the Owner Participant to discharge and satisfy any such Lessor's Lien in accordance with the terms of Section ____(b) hereof.

         (d) Assignment of Interests of Owner Participant. At any time after the Delivery Date and subject to Section _____(f) and the conditions set forth in this Section ____(d), the Owner Participant may assign, convey or otherwise transfer to a single institutional investor or an Affiliate of an institutional investor all (but not less than all) of the Beneficial Interest, provided that it gives the Lessee and the Indenture Trustee at least 10 days' notice of such assignment, conveyance or other transfer and provided that the Owner Participant and any Owner Participant Guarantor shall remain liable for all obligations of the Owner Participant under the Trust Agreement and the Operative Agreements to which the Owner Participant is a party to the extent (but only to the extent) relating to the period on or before the date of such transfer and provided that the transferee agrees by a written instrument substantially in the form attached hereto as Exhibit F-1 to assume liability for all obligations as an Owner
Participant under the Trust Agreement and the other Operative Agreements to which such Owner Participant is a party relating to the period after the date of transfer. Any such transferee shall (a) be (i) a bank, savings institution, finance company, leasing company or trust company, national banking association acting for its own account or in a fiduciary capacity as trustee or agent under any pension, retirement, profit sharing or similar trust or fund, insurance company, fraternal benefit society or corporation acting for its own account having a combined capital and surplus (or, if applicable, consolidated net worth or its equivalent) of not less than $50,000,000, (ii) a subsidiary of any Person described in clause (i) where such Person provides (A) support for the obligations assumed by such transferee subsidiary reasonably satisfactory to the Lessee, the Owner Trustee and the Indenture Trustee or (B) an unconditional guaranty substantially in the form of Exhibit F-2 attached hereto of such transferee subsidiary's obligations, or (iii) an Affiliate of the transferring
Owner Participant,  so long as such Affiliate has a combined capital and surplus
(or, if applicable, consolidated net worth or its equivalent) of not less than $50,000,000, (b) be legally capable of binding itself to the obligations of the Owner Participant and shall expressly agree to assume all obligations of the Owner Participant under the Trust Agreement and this Agreement and (c) provide representations, warranties, and covenants substantially similar to those contained in Sections 7.02(a), 7.03(a) and 7.03(f) hereof; provided that, without the prior written consent of the Lessee (unless an Event of Default described in ss. 14(a), (b), (f), (g), (h), or (i) of the Lease is continuing), such transferee shall not be an airline or other aircraft operator or competitor of the Lessee or an Affiliate of any thereof; and provided further that neither such transferee nor any Affiliate thereof shall (x) be a party to any litigation or arbitration (whether as plaintiff or defendant) with the Lessee or any Affiliate of the Lessee or (y) be attempting a hostile takeover of the Lessee or any Affiliate of the Lessee. In the event of any such assignment, conveyance or transfer, the transferee shall become a party to the Trust Agreement and shall agree to be bound by all the terms of and will undertake all of the obligations of the Owner Participant contained in the Trust Agreement and the other
Operative  Agreements  in the manner set forth in the form  attached  as Exhibit
F-1. A transferee  hereunder shall be (i) a "U.S.  Person" as defined in Section
7701(a)(30) of the Code (or any successor provision thereto) and such transferee shall be personally liable for any debt service to the extent that its receipt of rentals is reduced by reason of any withholding Taxes that result from such transferee's failure to be such a "U.S. Person" and (ii) a Citizen of the United
States or has established a voting trust, voting powers or other arrangement reasonably satisfactory to the Indenture Trustee, the Owner Trustee, and the Lessee to permit the Owner Trustee to be the registered owner of the Aircraft under the Transportation Code. A transferee hereunder shall not be, and in acquiring the Beneficial Interest shall not use the assets of, an employee benefit plan subject to Title I of ERISA or an individual retirement account or a plan subject to Section 4975 of the Code. Assuming the truth of the representations made in Sections 6.01(l) and 7.06 hereof and compliance with
Section 10.06 of the Indenture, no such assignment, conveyance or transfer shall violate any provision of law or regulation or create a relationship which would be in violation thereof. The Owner Trustee shall not be on notice of or otherwise bound by any such assignment, conveyance or transfer unless and until it shall have received an executed counterpart of the instrument of such assignment, conveyance or transfer. Upon any such disposition by the Owner
Participant to a transferee as above provided, the transferee shall be deemed the "Owner Participant" or "Trustor" for all purposes of the Operative
Agreements, and shall be deemed to have made all the payments previously made by its transferor and to have acquired the same interest in the Lessor's Estate as theretofore held by its transferor; and each reference therein to the "Owner
Participant" or "Trustor" shall thereafter be deemed a reference to such transferee. No assignment, conveyance or transfer by the Owner Participant of the Beneficial Interest shall increase the amount of the liability of the Lessee under Article 8 hereof or under the Tax Indemnity Agreement over the amount of liability the Lessee would have incurred had such assignment, conveyance or transfer not occurred. Notwithstanding the other provisions of this Section
___(d), the right of the Owner Participant to assign, convey or transfer the Beneficial Interest shall be subject to the right of the Lessee to match any bona fide offer (other than by an Affiliate of the Owner Participant to purchase the Beneficial Interest). The Lessee agrees that it will reasonably cooperate with the Owner Participant in effecting an assignment of the Owner Participant's interests including, without limitation, providing letters to any successor
Owner Participant permitting such successor Owner Participant to rely on any opinions provided by the Lessee on the Delivery Date. The Owner Participant shall pay all costs (including the Lessee's costs) in connection with any such assignment, conveyance or transfer (other than an assignment, conveyance or transfer which occurs pursuant to the exercise of remedies under Section 15 of the Lease while an Event of Default is continuing).

         (e) Actions with Respect to Lessor's Estate, Etc. The Owner Participant agrees that it will not take any action to subject the Lessor's Estate or the trust established by the Trust Agreement, as debtor, to the reorganization or liquidation provisions of the Bankruptcy Code or any other applicable bankruptcy or insolvency statute.

         (f) ERISA. The Owner Participant agrees and covenants that it will take no action with respect to its  participation  in the  transactions  contemplated
hereby  and  by  the  other   Operative   Agreements   which  would  cause  such
participation to be a "Prohibited Transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code or any  applicable  regulations  under such sections.

         (g) Citizenship.  The Owner Participant agrees,  solely for the benefit of the Lessee,  the Pass-Through  Trustee,  the Indenture  Trustee and the Owner
Trustee,  that if at any time on or after the Delivery Date when the Aircraft is registered or the Lessee  proposes to register the Aircraft in the United States
(i) either the Owner  Participant  shall cease to be, or an event which has been publicly disclosed has occurred of which the Owner Participant has knowledge and which will cause the Owner  Participant  to cease to be, a Citizen of the United
States,  and (ii) the Aircraft shall or would  therefore  become  ineligible for registration in the name of the Owner Trustee under the Transportation  Code and regulations  then  applicable  thereunder  (such  eligibility  to be  determined without regard to any provision of law that permits the U.S. registration of the
Aircraft by restricting  where it is based or used),  then the Owner Participant shall give notice  thereof to the Lessee,  the Owner  Trustee and the  Indenture
Trustee  and  shall  (at  its own  expense  and  without  any  reimbursement  or indemnification  from the Lessee)  promptly  effect (x) effect a voting trust or other similar  arrangement,  (y) transfer in  accordance  with the terms of this
Agreement and the Trust  Agreement all its rights,  title and interest in and to such Trust  Agreement,  the Lessor's Estate and this Agreement,  or (z) take any other alternative action that would prevent any  deregistration,  or maintain or permit the United  States  registration,  of the  Aircraft  (determined  without regard  to any  provision  of law  that  permits  the U.S.  registration  of the
Aircraft by restricting  where it is based or used). It is agreed that the Owner
Participant  shall be liable to pay promptly on request (A) to each of the other parties hereto any actual damages (but not  consequential  damages)  suffered by any such other party to the extent the same shall result from the representation and warranty of the Owner  Participant in the first sentence of Section  7.02(a)
hereof proving to be untrue as of the Delivery Date; and (B) to the Lessee,  the
Indenture Trustee and the Pass-Through Trustee for any damages actually (but not
consequentially)   incurred  by  the  Lessee,  the  Indenture  Trustee  and  the
Pass-Through  Trustee as a result of the Owner  Participant's  failure to comply with its  obligations  pursuant to the first  sentence of this Section  7.02(c);
provided, that, the foregoing shall not restrict the Pass-Through Trustee or the
Indenture  Trustee  from  asserting  against the Owner  Participant  any damages actually  incurred by the holders of any Pass-Through  Certificates.  Each party hereto  agrees,  upon  the  request  and  at  the  sole  expense  of  the  Owner
Participant,  to cooperate  with the Owner  Participant  in  complying  with its obligations  under the provisions of the first sentence of this Section 7.02(c), but  without any  obligation  on the part of such other party to take any action believed  by it in good  faith to be  unreasonably  burdensome  to such party or materially adverse to its business interests.





Certain of the Lessor's rights under this Lease and in the Aircraft covered hereby have been assigned to, and are subject to a security interest in favor of, The First National Bank of Maryland, as Indenture Trustee under a Trust
Indenture and Security Agreement.  This Lease has been executed in counterparts;
see ss. 23(e) for information concerning the rights of holders of the various counterparts.


===================================================================================================================



                                 LEASE AGREEMENT
                     (Atlantic Coast Airlines Trust No. ___)


                                         dated as of                 , 199_


                                     between




                       STATE STREET BANK AND TRUST COMPANY
                      OF CONNECTICUT, NATIONAL ASSOCIATION,
                            as Owner Trustee, Lessor


                                       and

                            ATLANTIC COAST AIRLINES,
                                     Lessee





                One Canadair Regional Jet Series 200 ER Aircraft


===================================================================================================================






iii
EX10_50D.DOC 0108996.01

                                TABLE OF CONTENTS

                                                                                                               Page


1. Definitions; Usage.............................................................................................1

(a) Definitions...................................................................................................1
(b) Usage.........................................................................................................1

2. Agreement to Lease Aircraft; Delivery..........................................................................1

(a) Agreement to Lease............................................................................................1
(b) Delivery......................................................................................................1

3. Term and Rent; Voluntary Termination; Renewal..................................................................1

(a) Term..........................................................................................................1
(b) Basic Rent....................................................................................................1
(c) Supplemental Rent.............................................................................................1
(d) Adjustments to Basic Rent, EBO, SLV, and TV After the Delivery Date...........................................2
(e) Minimum Rent..................................................................................................2
(f) Payment.......................................................................................................3
(g) Voluntary Termination.........................................................................................3
(h) Renewal Option................................................................................................5
(i) Termination with Respect to Engines...........................................................................5

4. Net Lease......................................................................................................5


5. Return of Aircraft.............................................................................................6


6. Lessor Disclaimer..............................................................................................6


7. Ownership by Lessor............................................................................................7


8. Liens..........................................................................................................7


   9. Registration; Maintenance; Records; Compliance and Use; Replacement Parts; Improvements; Pooling of Parts;
Insignia..........................................................................................................7

(a) Registration..................................................................................................7
(b) Maintenance; Records..........................................................................................7
(c) Compliance and Use............................................................................................8
(d) Replacement of Parts..........................................................................................8
(e) Improvements..................................................................................................9
(f) Pooling of Parts.............................................................................................10
(g) Insignia.....................................................................................................10

10. Inspection...................................................................................................10


11. Loss or Destruction; Requisition of Use......................................................................11

(a) Event of Loss to the Airframe................................................................................11
(b) Event of Loss to an Engine...................................................................................13
(c) Risk of Loss; No Release of Obligations......................................................................13
(d) Requisition of Use...........................................................................................13
(e) Application of Proceeds for Events of Loss...................................................................14
(f) Payments During Default......................................................................................14

12. Insurance....................................................................................................15

(a) Liability Insurance..........................................................................................15
(b) Casualty Insurance...........................................................................................15
(c) Endorsements.................................................................................................15
(d) Reports, etc.................................................................................................16
(e) Other Insurance..............................................................................................16
(f) Indemnification by United States Government..................................................................16

13. Subleasing; Possession.......................................................................................16

(a) Subleasing, Pooling, etc.....................................................................................16
(b) Security Assignment of Subleases.............................................................................18
(c) Lessor Waiver................................................................................................18

14. Events of Default............................................................................................19


15. Remedies.....................................................................................................20

(a) Generally....................................................................................................20
(b) Expenses.....................................................................................................21
(c) Lessee Waiver................................................................................................21
(d) Remedies Cumulative..........................................................................................21

16. Purchase Options.............................................................................................21

(a) Options......................................................................................................21
(b) Purchase.....................................................................................................22

17. Notices......................................................................................................22


18. Successors, Assigns, and Indemnified Parties.................................................................23


19. Lessor's Right to Perform for Lessee.........................................................................23


20. Further Assurances...........................................................................................23


21. Successor Trustee and Rights of Trustee as Lessor............................................................23


22. Capacity of Lessor...........................................................................................24


23. Amendments and Miscellaneous.................................................................................24

(a) Amendments...................................................................................................24
(b) Survival of Agreements.......................................................................................24
(c) Severability.................................................................................................24
(d) Entire Agreement.............................................................................................24
(e) Counterparts.................................................................................................24
(f) Governing Law................................................................................................24
(g) Headings.....................................................................................................24

24. Performance by Sublessee.....................................................................................25


25. Quiet Enjoyment..............................................................................................25


26. Security For Lessor's Obligations............................................................................25


27. Submission to Jurisdiction; Venue............................................................................25



Schedule I        -        Definitions

Exhibit A         -        Lease Supplement
Exhibit B         -        Financial Terms
Exhibit C         -        Stipulated Loss Values
Exhibit D         -        Termination Values
Exhibit E         -        Lists of Countries
Exhibit F         -        Return Conditions




                                                         25


                                 LEASE AGREEMENT
                     (Atlantic Coast Airlines Trust No. ___)


         This Lease Agreement (Atlantic Coast Airlines Trust No. ___) is entered into as of ___________, 199_ by State Street Bank and Trust Company of
Connecticut, National Association, a national banking association, not in its individual capacity, except as expressly set forth herein, but solely as owner trustee under the Trust Agreement as defined in ss. 1(a) of this Agreement (the
"Lessor"), and Atlantic Coast Airlines, a California corporation (the "Lessee").

 .        1.       Definitions; Usage

 . Unless the context otherwise requires, the capitalized terms herein shall have the meanings given in Schedule I hereto, for all purposes of this Lease and shall be equally applicable to both the singular and plural forms of the terms defined.

 . Unless the context otherwise  requires,  any agreement or instrument  referred to herein, or the term "Agreement"
or "Lease",  means such agreement or instrument as from time to time  supplemented and amended.  "Including"  means
"including  but not  limited  to".  "Or"  means one or more,  or all,  of the  alternatives  listed  or  described.
"Herein", "hereof",  "hereunder",  etc. mean in, of, under, etc. this Agreement (and not merely in, of, under, etc.
the section or provision  where the reference  appears).  References to sections,  exhibits,  and the like refer to those in or attached to this Agreement unless otherwise specified.

 .        2.       Agreement to Lease Aircraft; Delivery

 . Subject to satisfaction or waiver of the conditions set forth in the Participation Agreement, on the Delivery Date the Lessor hereby agrees to lease the Aircraft to the Lessee hereunder, and the Lessee hereby agrees to lease the Aircraft from the Lessor hereunder, such lease to be evidenced by the execution by the Lessor and the Lessee of a Lease Supplement.

 . The Lessor hereby authorizes one or more persons designated by the Lessee as the authorized representative or representatives of the Lessor to accept delivery of the Aircraft. By executing and delivering Lease Supplement No. 1, Lessee confirms to Lessor that Lessee has, on behalf of the Lessor, duly and irrevocably accepted delivery of the Aircraft from the Seller in accordance with Lessee's normal practices under the Purchase Agreement for all purposes of this Agreement.

 .        3.       Term and Rent; Voluntary Termination; Renewal

 . The basic term of this Lease (the "Basic Term") shall commence on the Delivery
Date and end on the Expiration Date unless this Lease is terminated earlier, or cancelled, in accordance with its terms.

 . The Lessee shall pay to the Lessor, as Basic Rent for the Aircraft on each Rent Payment Date during the Basic Term, an amount for that Rent Payment Date as set forth in Exhibit B and allocated to the Payment Period ending on such Rent
Payment Date, if designated as a payment in arrears, or allocated to the Payment
Period commencing on such Rent Payment Date, if designated as a payment in advance, in each case as specified in Exhibit B, as such amount may be adjusted pursuant to ss. 3(d) hereof.

 . The Lessee shall pay or cause to be paid to the Lessor, or to whomever shall be entitled to it, any and all Supplemental Rent promptly as the same shall become due. The Lessee will also pay to Lessor, on demand, to the extent permitted by applicable law, interest (computed on the basis of a 360-day year of twelve 30-day months) at the Past Due Rate on any payment of Rent to the extent not paid when due, for any period during which it is overdue. The expiration or other termination of the Lessee's obligation to pay Basic Rent shall not limit or modify the Lessee's obligations to pay Supplemental Rent.

 . If (1) prior to the first Rent Payment Date, the aggregate of all  Transaction
Costs shall be other than as shown on Exhibit B (unless, if such aggregate exceeds the amount shown on Exhibit B, the Lessee elects (with the Owner
Participant's  consent)  to pay such  excess  directly,  in which case the Owner
Participant shall identify those transaction costs payable directly by the Lessee) or (2) a Refinancing of the Certificates is effected in accordance with ss. 15 of the Participation Agreement, then the amounts of Basic Rent, Stipulated Loss Value, and Termination Value, the EBO Price and the EBO Date, shall be appropriately adjusted upwards or downwards by such amount or amounts as will (aa) cause the Owner's Economic Return through the EBO Date as well as the end of the Basic Term to be at least equal to the Owner's Economic Return computed using the same assumptions (other than the changed assumptions giving rise to the adjustment in question), constraints (including tax and appraisal constraints, taking into account the law (with respect to Code ss. 467, any proposed regulation issued thereunder or administrative interpretation thereof) applicable at the time of adjustment), and methodology originally used by the Owner Participant in computing Basic Rent, Stipulated Loss Values, Termination
Values, and the EBO Price, and (bb) to the extent consistent with the preceding clause (aa), minimize the Net Present Value of Rents to the Lessee. Stipulated
Loss Values, Termination Values, and the EBO Price also shall be adjusted to reflect any loss, recapture, or unavailability of Assumed Tax Benefits (as defined in the Tax Indemnity Agreement).

         Any such adjustment of Basic Rent, EBO Price, EBO Date, Stipulated Loss
Values,  or  Termination  Values shall be  determined in good faith by the Owner
Participant,  subject to verification on a confidential  basis by the Lessee and
Babcock & Brown,  Inc., or such other financial advisor chosen by the Lessee and shall be effective as soon as possible.  Such  adjustment  shall be evidenced by the  execution  and delivery by the Lessor and the Lessee of a lease  amendment, but failure to execute and deliver such an amendment  shall not prevent or delay the  effectiveness  of the adjustment  required by the preceding  paragraph.  If requested by the Lessee,  any  computation  of the amount  payable by the Lessee under this ss. 3(d) shall be provided by the Owner  Participant to the Lessee in a notice setting forth in reasonable detail the computations and methods used in computing such amount (not including confidential  methodology and assumptions).
Within 30 days  following  the Lessee's  receipt of such notice,  the Lessee may request that a "Big 6" (or successor)  accounting firm or nationally  recognized
lease   advisory  firm  selected  by  the  Owner   Participant   and  reasonably
satisfactory  to  the  Lessee  (the  "Verifying   Firm"),   verify  whether  the
calculations  submitted  by the  Owner  Participant  are  based  on the  correct assumptions and are mathematically  correct. The Verifying Firm shall enter into a confidentiality  agreement reasonably  acceptable to the Owner Participant and shall  be  requested  to make  its  determination  within  30  days.  The  Owner
Participant shall provide to the Verifying Firm, on a confidential basis, within three days of its  appointment,  all the  information  within the  possession or control of the Owner  Participant and reasonably  necessary for the verification
of  the  Owner  Participant's   calculation   (including  any  and  all  related
confidential  methodology  and  assumptions);  provided that the Verifying  Firm shall  not  release  such  confidential  methodology  or  assumptions  or  other confidential  information  except  as  and  to  the  extent  permitted  in  such
confidentiality   agreement.   If  the  Verifying  Firm   determines  that  such
computations  are  inaccurate  or  based  on  incorrect  assumptions,  then  the
Verifying  Firm  shall   determine  what  it  believes  to  be  the  appropriate
computations.  The Verifying  Firm shall make  available  for  inspection by the
Lessee and the Lessor such Verifying Firm's working papers and shall discuss the
verification   with  the  Lessor.   In  the  absence  of  manifest  error,  such
verification  shall be final and  binding on the parties  hereto.  The costs and expenses of such  verification  shall be paid by the Lessee unless, as result of such verification,  the Owner Participant's computation of the Net Present Value of Rents or the EBO  Price is  adjusted  by more  than  $10,000  in favor of the
Lessee (in which case the Owner  Participant shall pay such costs and expenses).
The Lessor and the Lessee  shall  execute and deliver an amendment to this Lease to reflect each such adjustment under this ss. 3(d).

 . Notwithstanding any other provisions of the Operative Agreements to the contrary, both before and after giving effect to any adjustment referred to in this ss. 3, under any circumstances and in any event, (1) Stipulated Loss Value and Termination Value, and the EBO Price, on any date, shall be an amount at least sufficient to pay in full on that date the aggregate unpaid principal amount of the Certificates then scheduled to be outstanding, as adjusted pursuant to ss. 15 of the Participation Agreement, and accrued and unpaid interest (assuming interest has been timely paid) and any Make-Whole Premium thereon, and (2) Basic Rent payable on any Rent Payment Date shall (without giving effect to any acceleration of the Certificates as a result of an Indenture Event of Default) at least equal the aggregate amount of principal and interest scheduled to be paid on the Certificates outstanding on such Rent
Payment Date, as adjusted pursuant to ss. 15 of the Participation Agreement.

 . All payments of Rent hereunder shall be made in immediately available funds and in U.S. dollars no later than 12:00 noon, New York City time, on the date payable hereunder. So long as any Certificate is outstanding, all Rent due or to become due hereunder (other than Excepted Payments) shall be paid to the Indenture Trustee in accordance with the payment instruction set forth in
Schedule II to the Participation Agreement or at such other address in the United States or to such other Person as the Indenture Trustee shall direct by written notice to the Lessee. All Excepted Payments and, upon payment of all outstanding Certificates, all payments of Rent thereafter made hereunder, shall be paid to the Lessor or, in the case of any payment of Supplemental Rent expressly payable to a Person other than Lessor, to such other Person, as appropriate, in accordance with the payment instructions set forth in Schedule
II to the  Participation  Agreement or at such other  address or to such further
Person as the Lessor or such other Person shall direct by written notice to the Lessee, except that all indemnity payments under any Operative Agreement shall be paid to the appropriate Indemnitee at its payment address set forth in the Participation Agreement or as otherwise directed by such Indemnitee by written notice to the Lessee. If any date on which any Rent becomes payable is not a Business Day, then the applicable payment of Rent shall be made on the following
Business Day without additional interest or penalty (provided that payment is made on such following Business Day).

 . So long as no Specified Default shall have occurred and be continuing, the Lessee shall have the right at its option (not exercisable more than twice) to terminate this Lease, on any Rent Payment Date occurring after the fifth anniversary of the Delivery Date (a "Termination Date"), on at least 120 days' prior written notice given by the Lessee to the Lessor, provided that the Lessor has received a certificate from the president or chairman of the board of the Lessee certifying that the Aircraft is obsolete, surplus to the Lessee's business, or to be disposed of as part of a program of jet fleet renewal that has been implemented for valid business reasons and not with a discriminatory purpose of terminating only the Aircraft and aircraft under Related Leases. That notice shall specify the Payment Date on which the Lessee intends to terminate this Lease in accordance with this ss. 3(g). The Lessee shall have the right to revoke its notice of termination (but not more than twice) not less than 5 days prior to the Termination Date so specified.

         Until the 60th day before the proposed Termination Date, the Lessor may notify the Lessee that the Lessor elects to take possession of the Aircraft on the Termination Date instead of receiving any payment of Termination Value. In that event, the Lessee shall have no obligation to obtain bids under this ss.
3(g).

         Commencing  on the date the Lessee gives such notice,  the Lessee (or a
Person  authorized  by  the  Lessee,  acting  as  agent  for  the  Lessor  for a commercially reasonable commission) shall use commercially reasonable efforts to obtain the  highest bid for the cash  purchase of the  Aircraft on or before the
Termination  Date. The Lessee shall have no liability to the Lessor or any other
Person for failure to obtain the best price for the  Aircraft,  shall act in its sole  discretion,  and shall be under no duty to solicit bids publicly or in any
particular  market.  The  Manufacturer  or  an  Affiliate  thereof,   the  Owner
Participant, and any Person contacted by the Lessor or the Owner Participant may submit a bid. The Lessee  shall  certify to the Lessor in writing the amount and terms of each bid submitted to the Lessee, and the name and address of the party or parties  submitting  such bid.  Neither the Lessee nor any  Affiliate  of the
Lessee may (directly or through any agreement  with any other Person  concerning the  purchase or use of the  Aircraft by the Lessee) bid for or buy the Aircraft
under this ss. 3(g).

         If the Lessor  exercises its option to take  possession of the Aircraft as provided  above,  then,  provided  the Lessee does not  exercise its right to revoke its notice of termination,  on the Termination Date, (x) the Lessor shall pay the then-unpaid  principal amount of all Certificates then outstanding,  and all interest thereon; and (y) the Lessee shall pay any Make-Whole Premium on the
Certificates,  and shall  deliver  the  Aircraft to or at the  direction  of the
Lessor in the same manner and  condition as if delivery  were made to the Lessor pursuant  to ss. 5 and shall pay to the  Lessor  (A) any  unpaid  Basic  Rent in respect of Rent Payment Dates occurring  before the  Termination  Date (less, if the  Termination  Date is not a Rent Payment Date, the pro rata portion of Basic
Rent payable in advance in respect of the period  commencing on the  Termination
Date and  ending on the next Rent  Payment  Date),  plus (B)  either  (i) if the
Termination  Date is a Rent Payment Date,  that portion of Basic Rent payable in arrears on such Rent Payment Date, or (ii) if the Termination Date is not a Rent
Payment Date,  that pro rata portion of Basic Rent payable in arrears due on the following  Rent  Payment  Date in respect of the period  commencing  on the Rent
Payment  Date  immediately  preceding  the  Termination  Date and  ending on the
Termination  Date,  plus (C) any unpaid  Supplemental  Rent due on or before the
Termination Date, whereupon the Term shall terminate as of the Termination Date, and the Lessee's  obligation to pay all installments of Basic Rent due after the
Termination  Date shall  terminate.  If the Lessor elects to retain the Aircraft pursuant to this ss. 3(g), the Lessee shall deliver the Airframe and the Engines
(provided  that  the  Airframe  may  be  delivered  with  engines   meeting  the
requirements set forth herein for Replacement  Engines in lieu of the Engines so long as the  aggregate  number of Engines and engines being  delivered  with the
Airframe  equals two) to the Lessor in the same manner as if delivery  were made to the Lessor  pursuant to ss. 5 hereof,  and shall duly  transfer to the Lessor right,  title and interest to any such  engines not owned by the Lessor,  all in accordance  with ss. 5. Upon  delivery of the Airframe and Engines or engines to the Lessor and payment by the Lessee of any  amounts  required to be paid by the
Lessee  pursuant  to this ss.  3(g),  the Lessor  will  transfer  to the Lessee, without recourse or warranty  (except as to the absence of Lessor's Liens),  all of the  Lessor's  right,  title and  interest in and to any  Engines  which were replaced by engines  pursuant to this ss. 3(g),  and shall deliver to the Lessee such  instrument as the Lessor shall have  received from the Indenture  Trustee, releasing such Engines from the Lien of the Indenture.

         If the Lessor does not exercise its option to take possession of the Aircraft, then, on the Termination Date, the Lessor shall sell the Aircraft for immediately available funds to the purchaser named in the highest bid certified to it by the Lessee, "as is, where is" and without recourse or warranty (except as to the absence of Lessor's Liens) and subject to the payment of all amounts due under this ss. 3(g). The total sales price realized at such sale shall be retained by the Lessor or its assignee and, in addition, on or before the date of such sale, the Lessee shall pay to the Lessor the sum of (1) the amount, if any, by which (aa) the Termination Value (including any Make-Whole Premium with respect to the Certificates), computed as of the Termination Date, exceeds (bb) the sales price of the Aircraft sold by the Lessor less all reasonable out-of-pocket expenses incurred by the Lessor and the Owner Participant in connection with such sale and any sales taxes or similar transfer taxes (and without deducting any sales commissions or marketing expenses for brokers or agents engaged by the Lessor unless engaged by the Lessee or a Sublessee on behalf of, and with the consent of, the Lessor), (2) any unpaid Basic Rent due before the Termination Date (less, if the Termination Date is not a Rent Payment
Date, the pro rata portion of Basic Rent payable in advance in respect of the period commencing on the Termination Date and ending on the next Rent Payment
Date), plus (3) either (i) if the Termination Date is a Rent Payment Date, that portion of Basic Rent payable in arrears on such Rent Payment Date, or (ii) if the Termination Date is not a Rent Payment Date, the pro rata portion of Basic
Rent payable in arrears due on the following Rent Payment Date in respect of the period commencing on the Rent Payment Date immediately preceding the Termination
Date and ending on the Termination Date, plus (4) unpaid Supplemental Rent due on or before the Termination Date. Except as provided in the next paragraph, a sale of the Aircraft pursuant to this ss. 3(g) shall take place only on a Termination Date.

         If the Lessee revokes its notice of intent to terminate (any such notice of revocation to be effective only if given at least 5 days before the Termination Date), or if no sale occurs or the Lessor retention fails to occur on or before the Termination Date, (x) the Lessee shall reimburse the Lessor, the Owner Participant, and the Indenture Trustee for any reasonable costs that such Person incurs in connection with the proposed termination, and (y) this Lease shall continue in full force and effect, and the Lessee shall have the right to reinstate the termination procedure described in this ss. 3(g). If no sale has occurred on the Termination Date because the proposed buyer failed to purchase on that date, a sale to that buyer may be consummated within 30 days thereafter, and the Lessee shall be liable for Basic Rent during that period equal to the daily equivalent (per day) of the average Basic Rent during the Basic Term. Neither the Lessor nor the Owner Participant shall be under any duty to solicit bids, to inquire into the efforts of the Lessee to obtain bids, or otherwise to take action in connection with any sale pursuant to this ss. 3(g), other than the Lessor's duty to transfer to the purchaser named in the highest bid certified by the Lessee to the Lessor, "as is, where is", without recourse or warranty, express or implied (except as to the absence of Lessor's Liens), all right, title, and interest in and to the Aircraft against receipt of the payment provided in this ss. 3(g). Effective on full payment of all the foregoing amounts in connection with the sale or retention of the Aircraft by the Lessor under this ss. 3(g), the Term shall terminate, and the Lessee's obligation to pay all installments of Basic Rent due after such payment date shall terminate, whereupon the Lessee shall deliver the Aircraft to the purchaser or (in the case of a Lessor retention) to the Lessor.

 . Subject to the conditions set forth below in this ss. 3(h), the Lessee, at its option, may renew this Lease for one or more successive one-year renewal terms
(each a "Renewal Term") not to exceed six years in the aggregate, with each such Renewal Term to commence upon the expiration of the Basic Term or then-expiring
Renewal Term, as the case may be. This renewal right shall be exercised upon irrevocable written notice from the Lessee to the Lessor of the Lessee's election so to renew this Lease given not less than 180 days before the end of the Basic Term or any Renewal Term. If the Lessee fails to exercise any option to extend the term of this Lease for any Renewal Term in accordance with the provisions of this paragraph, all of the Lessee's rights to extend the term hereof for such Renewal Term and any subsequent Renewal Term shall expire.

         All provisions of this Lease shall apply during each Renewal Term, except that (1) the Lessee shall pay to the Lessor for each semi-annual period during the Renewal Term, on the applicable Rent Payment Date during that Renewal
Term, an amount equal to (i) with respect to the first two such Renewal Terms, the lower of (x) $66,000 per month ($396,000 for such semi-annual period and (y) the Fair Market Rental of the Aircraft for such period and (ii) with respect to each other such Renewal Term, the Fair Market Rental of the Aircraft for such period (provided that, if prior to the commencement of the third such Renewal
Period the Lessee provides to the Lessor a "20-20" appraisal reasonably acceptable to the Lessor, the holder of fixed rate renewals shall be increased to the number supported by such appraisal; provided further that the total number of renewal periods shall not exceed six in total), and (2) Stipulated
Loss Value and Termination Value for the Aircraft shall be equal to such Values as of the last day of the Basic Term.

         The Lessee's right to renew this Lease pursuant to this ss. 3(h) shall be subject to the following conditions: (i) no Specified Default shall exist on the date of the Lessee's notice of renewal or the date of commencement of the Renewal Term; and (ii) the Lessee shall have caused to be delivered to the Owner
Participant a residual value agreement which is either (a) a renewal of the RVG or (b) a residual value agreement that is substantially identical to the RVG or otherwise fully acceptable to the Owner Participant from or guaranteed by an institution rated "A" or better by S&P or Moody's, and which (as to clauses (a) and (b)) is in an amount which protects the Owner's Economic Return through the end of the applicable Renewal Term and providing residual value protection as provided in Exhibit B hereto.

 . On any date selected by the Lessee, the Lessee shall have the right at its option at any time during the Term, if no Specified Default exists, on at least five Business Days' prior written notice to the Lessor, to terminate this Lease with respect to any Engine by replacing such Engine, effective the termination date, by complying with the terms of ss. 11(b) to the same extent as if an Event of Loss had occurred to such Engine. Such termination and replacement shall occur simultaneously. Upon the Lessee's compliance with its obligations under the previous sentence, the Lessor will transfer to the Lessee (or a Person designated by the Lessee) the Engine so terminated, "as is, where is" without recourse or warranty, express or implied (except as to the absence of Lessor's
Liens), each such Engine shall no longer be an "Engine," and each such Replacement Engine substituted therefor shall become an Engine. The Lessee shall be responsible for any sales taxes or similar transfer taxes resulting from such replacement.

 . This Lease is a net lease,  and the Lessee's  obligation  to pay all costs and
expenses  of  every   character,   whether  seen  or  unforeseen,   ordinary  or
extraordinary,  or structural  or  nonstructural,  in  connection  with the use, operation,  maintenance,  repair and  reconstruction  of the  Airframe  and each
Engine  by the  Lessee  and the  Lessee's  obligation  to pay all  Rent  payable hereunder,  and the rights of the Lessor in and to such Rent,  shall be absolute and  unconditional  and  shall  not  be  subject  to any  abatement,  reduction, suspension,  deferment,  set-off,  or recoupment  ("Abatements")  for any reason whatsoever,  including  Abatements  due to any  present or future  claims of the
Lessee against the Lessor or any other Indemnitee under this Lease or otherwise, or against any other Person for whatever reason.  Except as otherwise  expressly provided  herein,  this Lease shall not terminate,  nor shall the obligations of the Lessee be affected, by reason of (a) any defect in or damage to, or any loss or  destruction  of, the  Aircraft  or any part  thereof,  (b) any defect in the title, airworthiness, condition, design, merchantability,  operation, or fitness for use of the Aircraft or any interest  therein,  (c) the interference with the use thereof by any Person, (d) the invalidity or unenforceability or lack of due authorization of this Lease, any other Operative Agreement, or any instrument or document  executed  in  connection  herewith,  (e) any  insolvency,  bankruptcy, reorganization, or similar proceeding by or against the Lessee or any Sublessee, or (f) any other cause, whether similar or dissimilar to the foregoing,  and, to the extent  permitted  thereby,  any present or future law or  regulation to the contrary  notwithstanding,  it being the express intention of the Lessor and the
Lessee  that all Basic  Rent  payable  by the  Lessee  hereunder  shall be,  and continue to be,  payable in all events  unless the  obligation to pay that Basic
Rent is terminated  pursuant to the express provisions of this Lease. If for any reason  whatsoever  this Lease is terminated in whole or in part by operation of law or otherwise, except as specifically provided herein, the Lessee nonetheless agrees,  to the extent  permitted  by law, to pay to the Lessor or to the Person entitled  thereto an amount  equal to each  Basic Rent  payment at the time such payment  would have become due and payable in  accordance  with the terms hereof had this Lease not been terminated in whole or in part. To the extent  permitted by  applicable  law, the Lessee hereby waives any and all rights that it may now have or that at any time  hereafter  may be  conferred  upon it, by  statute  or otherwise,  to  terminate,  cancel,  quit,  or  surrender  this Lease  except in accordance with the express terms hereof. Each payment of Basic Rent made by the
Lessee shall be final,  and the Lessee shall not seek to recover all or any part of such  payment  for any reason  whatsoever,  except for any  payments  made in error.  Notwithstanding  the foregoing,  the Lessee may assert any claims it may have against any Person in an independent proceeding.

 . Unless the Aircraft is purchased pursuant to ss. 3(g) or 16, at the expiration of the Term or upon termination of this Lease pursuant to ss. 3(g) or 15, the Lessee, at its own risk and expense, shall return the Aircraft in accordance with Exhibit F.

 . The Lessor's warranties in the Participation Agreement are in lieu of all other warranties of the Lessor with respect to the Aircraft, and the Lessor shall not be deemed to have modified in any respect the Lessee's obligations pursuant to ss. 4, which obligations are absolute and unconditional. LESSOR
LEASES AND LESSEE TAKES THE AIRCRAFT "AS-IS,  WHERE-IS." LESSEE ACKNOWLEDGES AND
AGREES THAT AS BETWEEN LESSEE AND EACH OF LESSOR,  THE INDENTURE TRUSTEE AND THE
OWNER PARTICIPANT (i) LESSEE HAS SELECTED THE AIRCRAFT AND MANUFACTURER THEREOF,
(ii) THE AIRFRAME AND ENGINES ARE OF A DESIGN, CAPACITY AND MANUFACTURE SELECTED
BY AND  ACCEPTABLE  TO LESSEE,  (iii) LESSEE IS SATISFIED  THAT THE AIRFRAME AND
EACH ENGINE ARE SUITABLE FOR THEIR RESPECTIVE  PURPOSES AND (iv) NONE OF LESSOR,
THE INDENTURE  TRUSTEE,  OR THE OWNER  PARTICIPANT  MAKES,  HAS MADE OR SHALL BE
DEEMED TO HAVE MADE, AND EACH WILL BE DEEMED TO HAVE EXPRESSLY  DISCLAIMED,  ANY
REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO:

         (v) THE AIRWORTHINESS, VALUE, CONDITION, DESIGN, OPERATION, ANY IMPLIED
         WARRANTY OF  MERCHANTABILITY  OR FITNESS FOR USE OR FOR ANY  PARTICULAR
         PURPOSE OF THE AIRFRAME, ANY ENGINE OR ANY PART THEREOF;

         (w)      THE QUALITY OF THE MATERIAL OR WORKMANSHIP  WITH RESPECT TO THE AIRFRAME,  ANY ENGINE OR ANY PART
         THEREOF;

         (x)      THE  ABSENCE  OF LATENT OR ANY OTHER  DEFECT IN THE  AIRFRAME,  ANY  ENGINEOR  ANY PART  THEREOF,
         WHETHER OR NOT DISCOVERABLE;

         (y)      THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT OR THE LIKE; OR

         (z) THE ABSENCE OF  OBLIGATIONS  BASED ON STRICT  LIABILITY IN TORT, OR
         ANY OTHER  REPRESENTATION OR WARRANTY  WHATSOEVER,  EXPRESS OR IMPLIED,
         WITH RESPECT TO THE AIRFRAME, ANY ENGINE OR ANY PART THEREOF.

LESSEE FURTHER WAIVES, DISCLAIMS,  RELEASES AND RENOUNCES ANY LIABILITY,  RIGHT,
CLAIM,  REMEDY OR OBLIGATION WHETHER OR NOT ARISING FROM THE NEGLIGENCE (WHETHER
ACTIVE,  PASSIVE OR  IMPUTED)  OF  LESSOR,  THE  INDENTURE  TRUSTEE OR THE OWNER
PARTICIPANT, ARISING OUT OF OR ATTRIBUTABLE TO THE USE, OPERATION OR PERFORMANCE
OF THE AIRFRAME, ANY ENGINEOR ANY PART.

 . The Aircraft is and shall at all times remain the property of the Lessor, except as otherwise expressly provided in the Operative Agreements.

 . The Lessee shall not directly or indirectly create, incur, assume, or suffer to exist any Lien on or with respect to the Lessor's Estate or this Lease or the Aircraft, the Airframe or any Engine or any Part or title thereto or any interest therein except: (a) the rights of the Lessor, the Owner Participant, the Indenture Trustee, the Holders, and the Lessee as contemplated by the Operative Agreements, (b) the rights of others under agreements or arrangements to the extent permitted by ss. 9(f) and ss. 13, (c) Lessor's Liens, (d)
Indenture Trustee's Liens, (e) Liens for Taxes either not yet due or being contested in good faith with due diligence and by appropriate proceedings so long as there is no material risk of sale, forfeiture, loss, or loss of use of any Item and so long as such contest does not extend beyond the end of the Term,
(f) inchoate materialmen's, mechanics', worker's, repairer's, employees', or other like Liens arising in the ordinary course of business and for amounts the payment of which either is not yet due or is being contested in good faith with due diligence and by appropriate proceedings so long as there is no material risk of sale, forfeiture, loss, or loss of use of the Aircraft, the Airframe or any Engine or any interest therein and so long as such contest does not extend beyond the end of the Term, (g) any Lien arising out of any judgment or award with respect to which at the time an appeal or proceeding for review is being prosecuted in good faith by appropriate proceedings diligently conducted and with respect to which there shall have been secured a stay of execution pending such appeal or proceeding for review and so long as such appeal or proceeding does not extend beyond the end of the Term, and (h) any Lien against which the Lessee causes to be provided a bond in such amount and under such terms and conditions as are reasonably satisfactory to the Lessor. The Lessee will promptly, at its own expense, take or cause to be taken such action as may be necessary to discharge any Lien which is not permitted by this ss. 8.

         9.       Registration;   Maintenance;  Records;  Compliance  and  Use;  Replacement  Parts;  Improvements;
 .ooling of Parts; Insignia

 . The Lessee shall, at its expense, cause the Aircraft to be duly registered, at all times (except as provided below and except to the extent that such registration is prevented by the legal status, or an act or omission, of the Lessor, the Owner Participant, the Indenture Trustee, or any Holder) from and after the Delivery Date, in the United States in the Lessor's name (except as otherwise required by the Transportation Code) under the Transportation Code, shall not (except as provided below) register the Aircraft under the laws of any jurisdiction other than the United States, and shall not cause the Aircraft to be ineligible for such registration; provided, that the Lessee may, in connection with any Sublease, and in accordance with and subject to ss. 6.03(b) of the Participation Agreement, cause the Aircraft to be registered under the laws of a foreign jurisdiction.

 . The  Lessee  shall  cause  each Item to be  maintained,  inspected,  serviced, repaired,  overhauled, and tested (1) in accordance with an FAA-approved program or (if the Aircraft has been re-registered in accordance with ss. 6.03(b) of the
Participation  Agreement)  a program of another  governmental  authority  having jurisdiction (but in any event in accordance with maintenance standards at least
comparable  to  those   required  by  the  FAA  or  JAA  ("Minimum   Maintenance
Standards")),  (2) so as to keep each Item in as good operating  condition as it was in when  delivered to the Lessee by the  Manufacturer,  reasonable  wear and tear  excepted,  and so as to  enable  the  airworthiness  certificate  for  the
Aircraft to remain in good standing at all times, except when the FAA or (if the
Aircraft  has  been   re-registered  in  accordance  with  ss.  6.03(b)  of  the
Participation  Agreement) other applicable  aeronautical  authority  grounds all
Canadair  Regional Jet, 200 ER Series Aircraft,  (3) in the same manner and with the same care as used by the Lessee (or a Permitted  Sublessee)  with respect to similar aircraft and engines owned or leased and operated by the Lessee (or such
Permitted Sublessee), and (4) so as to comply with the applicable regulations of the FAA or (if the  Aircraft  has  been  re-registered  in  accordance  with ss.
6.03(b) of the  Participation  Agreement)  other  governmental  authority having
jurisdiction   (but  in  any  event  in  accordance  with  Minimum   Maintenance
Standards),  except during a good-faith contest of the validity,  applicability, or alleged  violation of the  pertinent  rule or  regulation  in any  reasonable manner that does not involve any material  risk of sale,  forfeiture  or loss of the  Aircraft or any Engine or the  interests  of the  Indenture  Trustee or the
Owner Participant  therein, and that does not involve any material risk of civil liability  or any risk of  criminal  liability  against  Lessor,  the  Indenture
Trustee or the Owner Participant and which does not extend beyond the end of the
Term if the pendency of such contest would adversely  affect the Aircraft or the remarketing  thereof in any material  respect;  provided,  that no contest shall excuse the failure to maintain the airworthiness  certification for the Aircraft in good standing without the Lessor's written consent, nor shall the pendency of any contest  prevent a prohibition  of use from  becoming an Event of Loss.  The
Lessee shall maintain all logs,  manuals,  certificates,  data, and  inspection, modification,  repair,  and overhaul  records  required by the FAA (or any other governmental body having  jurisdiction) to be maintained in respect of each Item
(collectively,  the  "Manuals  and  Technical  Records"),  and such  Manuals and
Technical  Records shall be maintained in English (or be translated into English on an  ongoing  basis) to the  extent  that they  would need to be in English in order to place  the  Aircraft  on an  FAA-approved  maintenance  program.  Those
Manuals and Technical  Records which are specific to the Aircraft (but not those
Manuals and Technical  Records which are applicable to Canadair Regional Jet 200
ER series  aircraft in general)  shall, as between the Lessor and the Lessee and all parties claiming through the Lessee, be the property of the Lessor but shall become the  property of the Lessee upon  purchase by the Lessee of the  Aircraft pursuant to the terms of this Lease or upon the  occurrence  of an Event of Loss and the Lessee's compliance with ss. 11(a)(1).  The Lessee shall prepare for the
Lessor, and file, any reports required by any governmental authority as a result of the Lessor's  ownership of the Aircraft  (and the Lessor shall furnish to the
Lessee and any Permitted  Sublessee all  reasonable  co-operation  in connection therewith, at the Lessee's expense).

 . The Lessee shall not cause or permit the Aircraft to be maintained, operated, or used in violation of any law or any rule, regulation, treaty, statute, or order of any government or governmental authority having jurisdiction, or in violation of any airworthiness certificate, license, or registration relating to the Aircraft issued by any such authority, except during a good-faith contest of the validity, application, or alleged violation thereof in any reasonable manner that does not involve any material risk of sale, forfeiture or loss of the Aircraft or any Engine or the interests of the Indenture Trustee or the Owner
Participant  therein  (excluding  any  interests  indemnified  for under the Tax
Indemnity Agreement) and that does not involve any material risk of civil liability or any risk of criminal liability against the Lessor, the Indenture
Trustee, or the Owner Participant, and which does not extend beyond the end of the Term if the pendency of such contest would adversely affect the Aircraft or the remarketing thereof in any material respect. If any such law, rule, regulation, treaty, statute, order, certificate, license, or registration requires alteration of the Aircraft, the Lessee shall obtain conformance therewith at no expense to the Lessor and shall cause the Aircraft to be maintained in proper operating condition thereunder. The Lessee and any Sublessee shall have the right to operate the Aircraft or any Engine in any geographical area; provided that neither the Lessee nor any Sublessee shall operate the Aircraft or any Engine in any area excluded from coverage by any insurance policy required by the terms of ss. 12, unless the Lessee or such Sublessee has obtained, prior to such operation in such area, indemnification from the Government, or other insurance, against the risks and in the amounts required by ss. 12 covering such area or unless the Aircraft or Engine is only temporarily located in such area as a result of an isolated occurrence attributable to a hijacking, medical emergency, equipment malfunction, weather conditions, navigational error or other similar unforeseen circumstances and the Lessee or Sublessee is using good faith efforts to remove the Aircraft or Engine from such area. Throughout the Term, as between the Lessee and the Lessor, the possession, use, and maintenance of the Aircraft shall be at the risk and expense of the Lessee. The Aircraft may not be operated, used, or located in any declared war zone or in any area which is an area of recognized hostilities
(except to leave such a zone or area).

 . Except as otherwise  provided in ss. 11(e),  the Lessee shall, at its own cost and  expense,  promptly  replace all Parts (other than  Removable  Improvements)
which become worn out, lost, stolen,  destroyed,  seized,  confiscated,  damaged beyond repair,  or permanently  rendered unfit for use for any reason whatsoever
(such substituted parts being "Replacement Parts"). In addition, in the ordinary course of maintenance, overhaul, or testing, the Lessee may, at its own cost and expense,  remove any Parts,  whether or not worn out, lost,  stolen,  destroyed, seized,  confiscated,  damaged beyond repair, or permanently  rendered unfit for use,  provided that such Parts (other than Removable  Improvements) are promptly replaced.  All Replacement  Parts (other than Removable  Improvements)  shall be free and clear of all Liens  (except  for  pooling  arrangements  to the  extent permitted  by ss.  9(f) and  other  Permitted  Liens)  and  shall be in good and operable  condition  and capable of performing  their  intended  purpose  within manufacturer's specifications. All Parts at any time removed from any Item shall remain the property of the Lessor, no matter where located, until they have been replaced  by  Replacement  Parts which have been  incorporated  in such Item and which meet the requirements for Replacement  Parts specified above.  Immediately
upon  the   incorporation   of  any  Replacement   Part  (other  than  Removable
Improvements) in such Item as above provided,  without further act, (1) title to the removed  Part shall vest in the Lessee,  free and clear of all rights of the
Lessor, and such replaced Part shall no longer be a "Part" hereunder,  (2) title to such  Replacement  Part shall vest in the Lessor,  subject  only to a pooling arrangement to the extent  permitted by ss. 9(f), and (3) such  Replacement Part shall  become  subject  to this Lease and shall be part of such Item to the same extent as the removed Part.  Notwithstanding  the  foregoing,  the Lessee or any
Permitted  Sublessee  may remove,  and not replace,  up to $100,000 in aggregate original cost (cumulative throughout the Term) of Parts that it reasonably deems to be  obsolete,  the  removal  of which does not  materially  impair the value, remaining useful life or utility of the Aircraft.

 . The Lessee shall incorporate in the Aircraft any accessory, equipment, or device, or make any improvement, modification, alteration, or addition thereto
(any such accessory, equipment, device, improvement, modification, alteration, or addition being an "Improvement"), as is necessary from time to time to meet the requirements of the FAA or any other governmental authority having jurisdiction over the Aircraft. In addition, the Lessee may from time to time install (or allow a Permitted Sublessee to install) any Improvement as the Lessee (or any Permitted Sublessee) deems desirable in the proper conduct of its business, provided that no such Improvement diminishes the value, utility, or remaining useful life of any Item below the value, utility, and remaining useful life that it would have had if that Improvement had not been made. Title to all Improvements (other than Removable Improvements) shall, without further act, vest in the Lessor.

         Any Improvement that (1) is in addition to, and not in replacement of or in substitution for, any Part originally incorporated in any Item or any Replacement Part that replaced such an original Part, (2) is not required to be incorporated in any Item pursuant to the first sentence of this ss. 9(e), and
(3) can be removed from such Item without impairing the value, utility, or remaining useful life that such Item would have had at such time had such Improvement not been made (a "Removable Improvement") shall not become an accession to that Item or be subject to the Lien of the Indenture. At or before the time that the Aircraft is returned to the Lessor, the Lessee may remove or cause to be removed any Removable Improvement and shall repair or cause to be repaired any damage to the Aircraft resulting from the installation or removal of such Removable Improvement so as to restore the Aircraft to the value, utility, and remaining useful life that it would have had at such time had such Removable Improvement not been made, reasonable wear and tear excepted. Any
Removable Improvement not so removed before the time of return of the Aircraft shall, at such time, become the property of the Lessor without further action by the parties hereto.

         If any Removable Improvement is owned by any third party or is subject to a conditional sale contract or other security interest, then the Lessor hereby agrees for the benefit of any such owner, conditional vendor, or secured party that the Lessor will not acquire or claim, as against such owner, conditional vendor, or secured party, any right, title, or interest in any such Removable Improvement as the result of its installation on any Item; provided, that the Lessor's agreement in this sentence shall be ineffective unless such owner, conditional vendor, or secured party agrees in writing (a copy thereof to be provided by the Lessee to the Lessor) and in a legally enforceable manner (a) not to acquire or claim, as against the Lessor, any right, title, or interest in any Item by reason of the installation of such Removable Improvement thereon, and (b) promptly, after notice, to remove such Removable Improvement if the Lessor declares this Lease to be in default.

 . Any Part removed from any Item as provided in ss. 9(d) may be subjected to a normal pooling arrangement customary in the airline industry entered into in the ordinary course of the Lessee's or a Permitted Sublessee's business, provided that (except for any removed Part that is a Removable Improvement) a Replacement
Part is incorporated in that Item in accordance with ss. 9(d) promptly after the removal of the removed Part. In addition, any Replacement Part when incorporated in an Item in accordance with ss. 9(d) may be owned by a Permitted Air Carrier or a lessor to a Permitted Air Carrier subject to such a normal pooling arrangement, provided that (unless the Replacement Part replaces a Removable
Improvement) the Lessee,  promptly,  either (1) causes title to such Replacement
Part to vest in the Lessor in accordance with ss. 9(d) by acquiring title thereto for the benefit of, and transferring such title to, the Lessor free and clear of all Liens (other than Permitted Liens), or (2) replaces such Replacement Part by incorporating in that Item a further Replacement Part owned by the Lessee free and clear of all Liens (other than Permitted Liens) and by causing title to such further Replacement Part to vest in the Lessor in accordance with ss. 9(d).

 . The Lessee shall (1) cause each Item to be kept numbered with the identification or serial numbers therefor as specified in the applicable Lease
Supplement, and (2) before locating the Airframe or any Engine outside the United States, affix and maintain in such Airframe adjacent to and not less prominent than the airworthiness certificate, or on such Engine in a prominent location, a nameplate or stencil bearing the following legend:

                  This [Aircraft] [Engine] is subject to a security interest in favor of The First National Bank of Maryland (as loan trustee) and is leased from State Street Bank and Trust Company of Connecticut, National Association (as owner trustee).

and such other markings as from time to time are required by law or otherwise deemed necessary by the Lessor or the Indenture Trustee in order to protect the Lessor's title to the Aircraft, the Lessor's rights under this Lease, and the Indenture Trustee's rights with respect to the Aircraft. The Lessee shall promptly replace any such required nameplate marking which has been removed, defaced, or destroyed. Except as above provided, the Lessee will not allow the name of any Person to be placed on any Item as a designation that might reasonably be interpreted as a claim of ownership; provided, that nothing in this ss. 9(g) shall prohibit the Lessee (or any Permitted Sublessee) from placing appropriate lettering, painting, or markings (including its customary colors and insignia, or those of any code-sharing affiliate) on any Item.

 . At all reasonable times during the Term (but, except when a Specified Default is then continuing, and except during the last six months of the Term, no more than once per year for the Lessor and the Owner Participant and no more than once per year for the Indenture Trustee), the Lessor, the Owner Participant and the Indenture Trustee (or not more than two of their agents or authorized representatives) may, upon not less than five days' prior written notice, at their own cost and expense, inspect the Aircraft, the Airframe or any Engine and the Lessee's books and records related thereto; provided, that, unless this Lease has been declared to be in default in accordance with its terms, such inspection shall be conducted so as not to interfere with the business of the Lessee or the operation or maintenance by the Lessee (or a Permitted Sublessee) of any aircraft and, as to any aircraft, shall be a visual, walk-around inspection which may include going on board the aircraft, and shall not include opening any panels, bays, or other apertures (but may include inspecting those that are open); provided further, that the costs of inspection shall be borne by the Lessee (and paid promptly upon demand) in the case of an inspection conducted by such inspecting party after the occurrence of a Specified Default which is then continuing. Promptly after the request of the Lessor, the Owner
Participant, or the Indenture Trustee, the Lessee or any Permitted Sublessee shall provide the Lessee's or such Permitted Sublessee's schedule for upcoming heavy maintenance checks and shall use commercially reasonable efforts to permit such inspections by the Lessor, the Owner Participant or the Indenture Trustee during such maintenance checks. Upon the request of the Lessor, the Owner
Participant, or the Indenture Trustee, the Lessee shall confirm the location of any Item and shall, at any reasonable time, make any Item and all Manuals and Technical Records relative thereto available to such requesting party (or its agents or authorized representatives) for inspection and copying. The Lessor, the Owner Participant and the Indenture Trustee shall have no duty to make any such inspection nor shall the Lessor, the Owner Participant or the Indenture
Trustee incur any liability or obligation by reason of not making any such inspection. Upon the request of the Lessor, the Lessee shall provide to the Lessor, not more frequently than once per calendar month, a written report with respect to the flight hours and cycles of operation of the Airframe and each Engine during the period since the end of the period to which the most recent such report related (or, if there has been no such previous report, since the commencement of the Term) through the last day of the calendar month most recently ended prior to the date of the current report.

 .        11.      Loss or Destruction; Requisition of Use

 . If an Event of Loss occurs to the Airframe, the Lessee shall within 15 days after such occurrence give to the Lessor and the Indenture Trustee written notice of such Event of Loss and, within 60 days after such Event of Loss, written notice of its election to perform one of the following two options (and if the Lessee does not give the Lessor and the Indenture Trustee the notice of such election within 60 days, the Lessee shall be deemed to have elected to perform the option set forth in clause (2) of this ss. 11(a)):

                  (1) If this  clause  (1) is  elected  and no Event of  Default shall have occurred and then be  continuing,  the Lessee shall,  within
         180 days following  such Event of Loss,  convey or cause to be conveyed to the Lessor,  as  replacement  for the Airframe,  good and marketable title to an airframe of the same make and the same or a later model and year of manufacture,  having at least the value, utility, and remaining useful  life,  and  being  in as good an  operating  condition,  as the
         Airframe  subject to such Event of Loss (assuming that the Airframe had been  maintained and was in the condition  required in accordance  with the terms of this Lease so as to enable the  airworthiness  certificate for the Aircraft to remain in good standing) and otherwise  meeting the requirements  set  forth  below (a  "Replacement  Airframe"),  good and marketable  title to the same  number  of  Replacement  Engines  as the
         Engines,  if any,  installed  on the  Airframe  when such Event of Loss occurred,  such Replacement Airframe and any such Replacement Engine(s)
         to be free and clear of all Liens (other than Permitted Liens). In such case,  the Lessee  shall  promptly,  at its  expense:  (aa) furnish the
         Lessor  with  bills  of  sale,   in  form  and   substance   reasonably
         satisfactory to the Lessor,  with respect to such Replacement  Airframe and  any  such  Replacement  Engine(s),  (bb)  cause  such  Replacement
         Airframe to be duly registered in the Lessor's name at the FAA (or such
         foreign   jurisdiction  as  is  permitted  by  ss.  9(a)),  (cc)  cause amendments and/or supplements  hereto and to the Indenture  (subjecting such Replacement  Airframe and any such Replacement Engines to the Lien of the Indenture), in form and substance reasonably satisfactory to the
         Lessor and the  Indenture  Trustee,  with  respect to such  Replacement
         Airframe and any such Replacement  Engine(s) to be duly executed by the
         appropriate   parties  and   recorded  at  the  FAA  (or  such  foreign
         jurisdiction),  (dd) furnish the Lessor and the Indenture  Trustee with evidence reasonably satisfactory to each of them of the value, utility, and  remaining  useful  life of,  and good title to,  such  Replacement
         Airframe and any such Replacement  Engine(s) (including an appraisal by a qualified independent appraiser reasonably  satisfactory to the Owner
         Participant  certifying  that such  Replacement  Airframe  has a value, utility and remaining  useful life at least equal to, and is in as good operating  condition as, the Airframe replaced,  assuming such Airframe was in the  condition  required by the terms of this Lease  immediately prior  to the  occurrence  of such  Event  of Loss  and  that  any such
         Replacement  Engine  satisfies  the  requirements  for  a  "Replacement
         Engine" as set forth in the definition thereof in Schedule I hereto, an opinion of counsel  addressed to the Lessor and the  Indenture  Trustee that such  Replacement  Airframe  and  Replacement  Engine(s)  shall be subject to the Lien of the Indenture,  and an opinion of counsel expert in FAA (or such foreign  jurisdiction) matters as to the absence of all
         Liens of record),  (ee)  furnish the Lessor and the  Indenture  Trustee with  evidence of compliance  with the  insurance  provisions of ss. 12 with  respect to such  Replacement  Airframe  and any such  Replacement
         Engine(s)  as such party may  reasonably  request,  (ff)  assign to the
         Lessor  the  benefit  of all  assignable  manufacturer's  and  vendor's warranties  with  respect  to such  Replacement  Airframe  and any such
         Replacement Engines,  (gg) furnish the Lessor and the Indenture Trustee with a certificate of the Lessee  certifying  compliance  with this ss.
         11(a)(1) and to the effect that, upon consummation of such replacement, no Event of  Default  will  exist,  (hh)  furnish  the  Lessor  and the
         Indenture Trustee with an opinion of counsel  reasonably  acceptable to such party to the effect that, upon such conveyance, the Lessor's title to such Replacement  Airframe and any such Replacement  Engines will be free and  clear  of all  Liens of  record  at the FAA (or such  foreign
         jurisdiction)   and  that  such  Replacement   Airframe  and  any  such
         Replacement Engines will be leased hereunder and be subject to the Lien of the Indenture to the same extent as the Aircraft  replaced  thereby,
         (ii)  furnish the Lessor with all  documents,  certificates,  and other opinions necessary to enable the Lessor to comply with the requirements of ss. 9.08 of the  Indenture,  and (jj) take such other  action as the
         Lessor or the Indenture Trustee reasonably  requests in order that such
         Replacement  Airframe  and any such  Replacement  Engine(s) be properly titled in the  Lessor  free and clear of all  Liens  (except  Permitted
         Liens), leased hereunder, and subjected to the Lien of the Indenture to the same extent as the Airframe  and any  Engine(s)  replaced  thereby.
         Upon compliance by the Lessee with this ss. 11(a) (1), the Lessor shall transfer  to the  Lessee  or its  designee  (subject  to any  insurer's salvage  rights),  "as is,  where is",  without  recourse or  warranty, express or implied  (except as to the absence of Lessor's  Liens),  all right,  title,  and  interest  conveyed  to  the  Lessor  in and to the
         Airframe  and any  Engine(s)  with  respect to which such Event of Loss occurred,  together  with any insurance  proceeds  relating to property damage,  if any. In  connection  with such  transfer,  the Lessee shall prepare and the Lessor shall execute, all in recordable form, a bill of sale  evidencing  such  transfer,  a release  of the  Airframe  and any
         Engine(s)  to  which  such  Event  of Loss  occurred,  and  such  other documents as the Lessee reasonably  requests (all at the expense of the
         Lessee).  Any Engine not  installed on the Airframe  when such Event of
         Loss  occurred  shall  continue  to be the  property  of the Lessor and leased hereunder as part of the Aircraft.  Upon such replacement,  each such Replacement  Airframe and Replacement  Engine shall be deemed part of the property leased hereunder;  the Replacement Airframe shall be an
         "Airframe"  and each such  Replacement  Engine  shall be an "Engine" as defined  herein;  and each such  Replacement  Airframe and  Replacement
         Engine shall be deemed part of the  Aircraft.  An Event of Loss covered by this ss.  11(a)(1)  shall not  result in any  change in Basic  Rent,
         Stipulated Loss Value,  Termination Value,  Renewal Rent and EBO Price.
         The Lessee shall be responsible for any sales taxes or similar transfer taxes resulting from such replacement.

                  (2) If the  Lessee  does not  elect  (or is deemed to have not elected)  to  perform  clause (1) of this ss.  11(a),  or if the Lessee fails to perform its  obligations  under clause (1) of this ss.  11(a), the Lessee  shall pay or cause to be paid to the Lessor an amount equal to (v) the Stipulated Loss Value of the Aircraft,  determined as of the applicable date determined in accordance with the following sentence if such date is a  Stipulated  Loss  Value  Date or, if such date is not a
         Stipulated Loss Value Date,  determined as of the following  Stipulated
         Loss  Value  Date  (the  date as of  which  Stipulated  Loss  Value  is
         determined   as  provided   herein  being   referred  to  as  the  "SLV
         Determination   Date"),  plus  (w)  all  unpaid  Basic  Rent  (and,  if
         applicable, Renewal Rent) due prior to the SLV Determination Date, less
         (x) if such SLV Determination  Date is not a Rent Payment Date, the pro
         rata portion of Basic Rent (or, if  applicable,  Renewal  Rent) paid in advance on the most recent Rent  Payment  Date in respect of the period commencing  on the Loss Payment  Date (as defined  below) and ending on the next Rent Payment Date, plus (y) that portion of Basic Rent (or, if applicable,  Renewal Rent) payable in arrears on such SLV Determination
         Date,  or, if such SLV  Determination  Date is not a Rent Payment Date, the pro rata  portion of the Basic  Rent (or,  if  applicable,  Renewal
         Rent) payable in arrears on the following  Rent Payment Date in respect of the period commencing on the Rent Payment Date immediately preceding the SLV Determination  Date and ending on such SLV Determination  Date, plus (z) all other  amounts of  Supplemental  Rent due on or before the
         Loss Payment  Date and any  reasonable  expenses and costs  incurred in connection with such Event of Loss by the Lessor, the Owner Participant or the  Indenture  Trustee  (including  with  respect  to  the  related prepayment of the  Certificates).  Such amount shall be paid (including by application  of proceeds from insurance  carried under ss. 12(b)) on the  earlier of (x) the date within 180 days after the Event of Loss as designated by the Lessee, and (y) three Business Days following receipt of all proceeds  (or, if earlier,  proceeds in an amount at least equal to  Stipulated  Loss Value) of the  insurance  carried  under ss. 12(b)
         (provided,  that if the Lessee has not yet determined  whether to elect to perform the replacement  option  described in clause (1) of this ss.
         11(a),  then this clause (y) shall not require payment earlier than the
         Business  Day after  the  Lessee  makes (or is deemed to have  made) an election of clause (2) of this ss. 11(a)) (the applicable date on which
         Stipulated  Loss  Value is paid being  referred  to herein as the "Loss
         Payment Date").  Upon payment in full of such Stipulated Loss Value and all  such  other  amounts,  (aa)  the  Lessee's  obligation  to pay all succeeding  installments of Basic Rent, and the Term,  shall terminate, and (bb) the  Lessor  shall  transfer  to the  Lessee  or its  designee
         (subject to any insurer's  salvage  rights) "as is, where is",  without recourse or warranty,  express or implied  (except as to the absence of
         Lessor's Liens), all right,  title, and interest conveyed to the Lessor in and to the  Aircraft  (and in  connection  with such  transfer,  the
         Lessee shall  prepare and the Lessor shall  execute,  all in recordable form, a bill of sale  evidencing  such  transfer,  and a termination of this Lease,  and the Lessee  shall  prepare and the  Indenture  Trustee shall execute,  in recordable  form, an Indenture  release,  all at the
         Lessee's expense).  The Lessee shall be responsible for any sales taxes or similar transfer taxes resulting from such transfer.

 . If an Event of Loss occurs to any Engine under circumstances in which no Event of Loss  occurs to the  Airframe,  the  Lessee  shall  notify the Lessor and the
Indenture  Trustee  thereof  within 30 days of obtaining  knowledge  thereof and shall,  within 90 days after the date of occurrence of such Event of Loss,  duly convey to the Lessor,  as  replacement  for such Engine,  title to a Replacement
Engine, free and clear of all Liens (other than Permitted Liens). At the time of any such  conveyance,  the Lessee shall, at its expense:  (1) furnish the Lessor with a bill of  sale,  in form  and  substance  reasonably  satisfactory  to the
Lessor,  for such Replacement  Engine,  (2) cause supplements  hereto and to the
Indenture  (subjecting such Replacement Engine(s) to the Lien of the Indenture),
in  form  and  substance  reasonably   satisfactory  to  the  Lessor,  for  such
Replacement  Engine to be duly executed by the appropriate  parties and recorded at the FAA or as  appropriate  under the laws of the country of registry for the
Aircraft,  (3) execute  and, if  necessary,  file such  documents  as the Lessor reasonably  requests to confirm the Lessor's  ownership  of, and title,  to such
Replacement  Engine,  (4) furnish the Lessor and the Indenture Trustee with such evidence  of  compliance  with  the  insurance  provisions  of ss.  12 for  such
Replacement Engine as such party reasonably  requests,  (5) assign to the Lessor the  benefit of all  assignable  manufacturer's  and  vendor's  warranties  with respect  to  such  Replacement  Engine(s),  (6)  furnish  the  Lessor  with  all documents,  certificates,  and opinions necessary to enable the Lessor to comply with the  requirements of ss. 9.08 of the Indenture,  (7) upon request,  furnish the  Lessor and the  Indenture  Trustee  with an  opinion of counsel  reasonably acceptable  to each such party to the effect  that,  upon such  conveyance,  the
Lessor's title to such Replacement Engine will be free and clear of all Liens of record at the FAA or in the country of registry  for the  Aircraft and that such engine will be leased  hereunder  and be subject to the Lien of the Indenture to the same extent as the Engine  replaced  thereby,  (8) furnish the Lessor with a certificate  of the  Lessee  or any  Permitted  Sublessee  certifying  that such
Replacement  Engine has a value,  utility,  and  remaining  useful life at least equal to, and is in as good  operating  condition as, the Engine so replaced (in each case without  regard to the number of hours or cycles  remaining  until the next  scheduled  maintenance  visit,  and  assuming  that such Engine was in the condition and repair required by the terms hereof  immediately before such Event of Loss),  (9)  furnish  the Lessor with a  certificate  of an aircraft  advisor reasonably  satisfactory  to the Owner  Participant  (who  must be a  nationally recognized aircraft authority) certifying that such Replacement Engine satisfies the  requirements  for a  "Replacement  Engine"  as set forth in the  definition thereof in Schedule I hereto,  (10) furnish the Lessor and the Indenture Trustee with a  certificate  of the Lessee or any Permitted  Sublessee  certifying as to compliance with this ss. 11(b), and (11) take such other action as the Lessor or the Indenture Trustee reasonably  requests in order that such Replacement Engine be properly  titled in the Lessor free and clear of all Liens (except  Permitted
Liens), leased hereunder, and subjected to the Lien of the Indenture to the same extent as the Engine replaced thereby.

         Upon compliance by the Lessee with the terms of this ss. 11(b), (x) the Lessor shall transfer to the Lessee or its designee (subject to any insurer's salvage rights), "as is, where is", without recourse or warranty, express or implied (except as to the absence of Lessor's Liens), all right, title, and interest conveyed to the Lessor in and to the Engine to which such Event of Loss occurred, together with any insurance proceeds relating to property damage, if any, and (y) the Lessor and the Indenture Trustee shall (at the Lessee's expense) release such replaced Engine from this Lease and the Indenture. Each such Replacement Engine shall, upon such conveyance, be deemed part of the property leased hereunder, shall be deemed an "Engine" and shall be deemed part of the Aircraft. No Event of Loss to an Engine under the circumstances contemplated by the terms of this ss. 11(b) shall result in any reduction in Basic Rent. The Lessee shall be responsible for any sales taxes or similar transfer taxes resulting from any such replacement.

 . The Lessee hereby assumes and agrees to bear the risk of loss to each Item and, except as provided in ss. 11(a) and ss. 11(b), shall not be released from its obligations hereunder in the event of any damage to the Aircraft or any part thereof or any Event of Loss relating thereto.

 . A requisition of use which does not constitute an Event of Loss shall not terminate this Lease, and each and every obligation of the Lessee with respect thereto shall remain in force to the same extent as if such requisition had not occurred, except to the extent that any failure or delay in the performance of such obligations (other than any obligations for the payment of money) are prevented or delayed by such requisition of use. The Lessee shall be entitled to all sums, attributable to the period the Item(s) involved is/are subject to this Lease, received by reason of any such requisition of use. All payments received for the use of any Item after the Term shall be paid over to, or retained by, the Lessor in the same manner as Rent under ss. 3(f) (or paid over to or retained by the Lessee if it purchases the Aircraft in accordance with the provisions hereof). The Lessee shall promptly notify the Lessor of any such requisition.

 . Any payments received at any time by the Indenture Trustee, the Lessor, or the Lessee from any insurer under insurance (other than liability insurance and other than insurance carried by the Lessee (or any Permitted Sublessee) in excess of the insurance required to be maintained by the Lessee pursuant to ss.
12(b) or insurance maintained by the Lessor, the Owner Participant or the Indenture Trustee at its own expense) maintained hereunder or from any governmental authority or other Person with respect to an Event of Loss will be applied as follows:

                  (1) if such payments are received as a result of an Event of Loss to the Airframe (and any Engine then installed thereon), and the Lessee does not make a replacement pursuant to ss. 11(a)(1), (aa) so much of such payments as shall not exceed the Stipulated Loss Value for the Aircraft shall be applied in reduction of the Lessee's obligation to pay such Stipulated Loss Value if not already paid, or, if already paid, shall be applied by the Lessor (or its assignee) to reimburse the Lessee or its designee for the payment of such Stipulated Loss Value, and (bb) the balance, if any, of such payments remaining thereafter shall be paid over to, or retained by, the Lessee;

                  (2) if such payments are received as the result of an Event of Loss to the Airframe, and the Lessee has made or is making a replacement thereof pursuant to ss. 11(a)(1), such payments shall be paid over to, or retained by, the Lessor in the same manner as Rent under ss. 3(f), until the Lessee fully performs the terms of ss.
         11(a)(1), after which such payments shall be paid over to, or retained by, the Lessee; and

                  (3) if such payments are received as the result of an Event of Loss to an Engine under the circumstances contemplated by ss. 11(b), such payments shall be paid over to, or retained by, the Lessor in the same manner as Rent under ss. 3(f), until the Lessee fully performs the terms of ss. 11(b) with respect to that Event of Loss, after which such payments shall be paid over to, or retained by, the Lessee.

         If (x) the Lessor and the Indenture Trustee have received notice from the Lessee pursuant to ss. 11(a) that, in connection with an Event of Loss, the Lessee elects to replace the Airframe, or (y) an Event of Loss occurs to an Engine under the circumstances contemplated by ss. 11(b), or (z) the Lessor or the Indenture Trustee receives any proceeds of insurance maintained under ss.
12(b) pending completion of repairs to an Item, then each of the Lessor and the Indenture Trustee shall use its reasonable efforts to invest, at the Lessee's written request, direction, and risk, any payments that it receives with respect to such Item from any insurer under insurance required to be maintained hereunder or from the Lessee or any Permitted Sublessee or from any governmental authority or other party. Any such investments shall be in obligations of the type described in clause (a) of the definition of Permitted Investments, except to the extent that another Permitted Investment is selected in writing by the Lessee. All profits and losses on such investments and any taxes in respect thereof shall be for the account of the Lessee. In order to make the payments to the Lessee provided for in clauses (2) and (3) of this ss. 11(e) or in ss.
12(c), the Lessor and the Indenture Trustee are authorized to sell any obligations so purchased and shall not be required to make such payments to the Lessee until the Lessor or the Indenture Trustee (as the case may be) has had a reasonable time to sell such obligations and to obtain the sale proceeds.

 . Any amount referred to in this ss. 11 or in ss. 12(b) or (f) which is otherwise payable to the Lessee shall not be paid to the Lessee if a Specified
Default exists at the time of payment, but shall be paid to and held by the Lessor as security for the Lessee's obligations hereunder, and at such time as no Specified Default exists, such amount shall be paid to the Lessee.

 .        12.      Insurance

 .  The  Lessee  shall  maintain  in  effect,  at  all  times  during  the  Term, comprehensive  aircraft and general  liability  insurance  (including  passenger
legal   liability   insurance   and   property   damage   insurance   (excluding
manufacturer's product liability insurance)) with respect to the Aircraft (1) in amounts which are not less than the comprehensive aircraft and general liability and property damage  insurance  applicable from time to time to similar aircraft and engines which then comprise the Lessee's (or a  Sublessee's)  fleet on which the  Lessee (or such  Sublessee)  carries  insurance,  but in no event less than
$200,000,000  combined single limit per  occurrence,  (2) of the types and which cover risks of the kind  customarily  insured against by the Lessee with respect to similar  aircraft and engines  which it  operates,  and (3)  maintained  with independent insurers of favorably-recognized responsibility (or, as to a foreign
Sublessee,  recognized as  responsible  in the world  aviation  community).  The insurance  required by this ss. 12(a) may be subject to  self-insurance on a per occurrence or  fleet-wide  basis,  by way of  deductible  or premium  adjustment provisions in insurance policies or otherwise,  in any amounts not to exceed the greater of 5% of the net worth of ACA Inc. (based on the  most-recent  quarterly financial statements of ACA Inc.) and $1,000,000.

         During any period that the Aircraft is grounded and not in operation for any reason, the Lessee may modify the insurance required by this ss. 12(a)
(i) to reduce the amounts of public  liability and property damage insurance and
(ii) to modify the scope of the risks covered and the type of insurance, in both circumstances to conform to such insurance customary in the United States airlines industry for regional air carriers similarly situated with the Lessee in respect of similar aircraft which are grounded, not in operation, and stored or hangared, except that the amounts of coverage and scope of risk covered and the type of insurance shall be the same as from time to time applicable to aircraft owned or leased by Lessee on the ground, not in operation, and stored or hangared.

 . The Lessee shall maintain or cause a Permitted Sublessee to maintain in effect, at all times during the Term (including any period during which the Aircraft is grounded for any reason), with insurers of favorably-recognized responsibility (or, as to a foreign Sublessee, recognized as responsible in the world aviation community), all-risk ground and flight aircraft hull insurance covering the Airframe and all-risk coverage for Engines and Parts while not incorporated in the Airframe or an Engine, in an amount which, when paid hereunder for an Event of Loss to the Airframe and any Engine(s) and engine(s) then installed thereon, will be not less than the Stipulated Loss Value for the Aircraft (computed for the following Payment Date); provided that neither the Lessee nor any Permitted Sublessee shall be required to maintain all-risk flight aircraft hull insurance with respect to any period in which the Aircraft is grounded for any reason and properly stored or hangared. The Lessee may self-insure, by way of deductible or premium adjustment provisions in insurance policies or otherwise, the risks required to be insured against under this ss.
12(b), in any amounts not to exceed the greater of (x) $1,000,000, or (y) 5% of the net worth of ACA Inc. (based on the most-recent quarterly financial statements of ACA Inc.) (or, in either case, such higher amount as may be approved by the Owner Participant). The Lessee shall maintain war risk insurance
(including political hijacking and governmental confiscation insurance) or obtain indemnification from the Government with respect to the Aircraft only if and to the extent that the Aircraft is operated in a war zone or area of recognized hostilities.

 . Any policies of insurance carried in accordance with this ss. 12: (1) shall include the Additional Insureds as their interests appear as additional insureds, (2) with respect to insurance carried in accordance with ss. 12(b), shall be payable to the Indenture Trustee so long as the Lien of the Indenture shall not have been discharged, and thereafter to the Lessor, and, if no Specified Default exists, shall be disbursed to the Lessee (or other appropriate
Person specified by the Lessee) upon completion of repairs made to the Aircraft so as to restore it to the operating condition required by ss. 9 or shall be disbursed as otherwise required by this Lease; provided, that unless the Lessor or the Indenture Trustee has notified the insurers that a Specified Default exists, insurance proceeds not exceeding $3,000,000 for any single occurrence and not involving an Event of Loss to the Aircraft may be payable directly to the Lessee or any Permitted Sublessee, (3) shall provide that if the insurers cancel such insurance for any reason whatever, or any change adverse to any Additional Insured is made in policy terms or provisions, or the insurance is allowed to lapse for nonpayment of premium or such insurance coverage is reduced, such cancellation, change, lapse, or reduction shall not be effective as to any Additional Insured for 30 days (seven days, or such other period as is then customary in the airline insurance industry, in the case of any war risk coverage) after such Additional Insured receives written notice of such cancellation, change, lapse, or reduction, (4) shall provide that, in respect of the interest of each Additional Insured in such policies, the insurance shall not be invalidated by any action or inaction of the Lessee, any Sublessee, or any other Person except such Additional Insured, (5) shall provide that the insurers waive any rights of subrogation against the Additional Insureds, except to the extent of any loss caused by the gross negligence or willful misconduct of an Additional Insured, (6) shall provide that the Additional Insureds shall have no obligation or liability for payment of any premiums, commissions, calls, or assessments, and (7) shall provide that all proceeds in excess of $3,000,000 shall be paid to the Indenture Trustee so long as the Lien of the Indenture shall not have been discharged, and thereafter to the Lessor, unless the insurer has received notice that a Specified Default exists, in which case all proceeds shall be paid to the Indenture Trustee so long as the Lien of the Indenture shall not have been discharged, and thereafter to the Lessor. Each liability policy (x) shall be primary without right of contribution from any other insurance which is carried by the Additional Insureds, (y) shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured, and (z) shall provide that the insurers waive any right of setoff, counterclaim, or other deduction against the Additional Insureds. In connection with any insurance proceeds payable to the Additional Insureds for the repair of any Item, the Additional Insureds shall respond as soon as possible to requests of the Lessee to turn over such funds for the repair of such Item. With respect to any Item, any amount received by an Additional Insured pursuant to insurance carried under ss. 12 which exceeds such Item's Stipulated Loss Value on the date such payment is received shall be promptly remitted to the Lessee or its designee.

 . At least once each year during the Term, the Lessee shall furnish to the Additional Insureds a report signed by an independent broker certifying that policies of insurance in the forms, covering the risks, and in the amounts required by this ss. 12 are in full force and effect and that, in the opinion of such broker, the insurance then carried and maintained in respect of the Aircraft complies with the terms of this ss. 12, and including (i) confirmation that the insurance has been placed with insurers, giving the name of each insurer, the amount for which it insures (and any portion thereof which is subject to a deductible), and the period of the policy, and (ii) confirmation that all premiums due to the insurers have been paid. The Lessee (or any Sublessee) shall instruct such firm to notify the Additional Insureds in writing promptly of any defaults in the payment of any premium and of any other act or omission on the part of the Lessee or any Sublessee or of any event of which such broker has knowledge which might invalidate or render unenforceable, in whole or in part, any insurance for the Airframe or any Engine.

 . If the Lessee fails to cause insurance to be maintained as required by this ss. 12, any Additional Insured may, after giving reasonable advance notice to the Lessee of such Additional Insured's intent to do so, provide such insurance and, in such event, the Lessee shall, upon demand, reimburse such Additional
Insured, as Supplemental Rent, for the cost thereof, without waiver of any other rights such Additional Insured may have. Nothing in this Lease shall prohibit the Lessor, the Owner Participant or the Indenture Trustee from insuring the Airframe or any Engine, or its interest therein at its own expense in an amount in excess of that required to be maintained hereunder, provided that such excess insurance in no way increases the cost or limits the availability of any insurance required to be maintained hereunder; provided further, that any insurance policies of the Lessor, the Owner Participant or the Indenture Trustee insuring the Airframe or any Engine shall provide for a release to the Lessee of any and all salvage rights in and to the Airframe or any Engine.

 . The Lessor (and the other Additional Insureds) shall accept, in lieu of insurance against any risk with respect to any Item, indemnification from the United States government against such risk in any amount which, when added to the amount of any insurance against such risk maintained by or for the benefit of the Lessee (including permitted deductibles and self-insurance) with respect to any Item, shall be to the combined effect substantially the same as to amount and risk (and in favor of the same parties) as insurance otherwise required by this ss. 12.

 .        13.      Subleasing; Possession

 . The Lessee shall not, without the Lessor's prior written consent, sublease, or sublet or otherwise relinquish possession of the Aircraft, the Airframe or any Engine, or permit any Engine to be installed on any airframe other than the Airframe; provided that if no Specified Default shall have occurred and be continuing at the time of commencement of such sublease or subletting or at the time of such relinquishment of possession or such installation, the Lessee (and, except as otherwise provided in this ss. 13(a) as to clause (6), any Sublessee) may, without the Lessor's prior written consent:

                  (1)  subject  any  Engine to  normal  interchange  or  pooling arrangements  customary in the airline industry and entered into in the ordinary course of its business (and with any Permitted Air Carrier, in the case of interchange arrangements), provided that no transfer of the title of such Engine is required in  connection  therewith  (but if the
         Lessor's   title  to  any  such  Engine  is  divested  under  any  such arrangement, such divestiture shall be deemed to be an Event of Loss to such Engine and the Lessee  shall  comply with ss.  11(b) in respect of such deemed Event of Loss);

                  (2)  deliver   possession   of  any  Item  to  any   qualified
         organization  for  testing,   maintenance,  or  overhaul  work  or  for
         Improvements to the extent required or permitted by ss. 9(e);

                  (3) install any Engine on an airframe owned by the Lessee (or such Sublessee) free and clear of all Liens, except (aa) Permitted
         Liens, (bb) Liens that do not apply to such Engine, (cc) the Lien of any agreement which effectively provides that such Engine shall not become subject to the Lien thereof, notwithstanding the installation of such Engine on any airframe subject to the Lien of such agreement, unless and until the Lessee (or such Sublessee) becomes the owner of such Engine, and (dd) those created by the rights of other air carriers under normal interchange or pooling agreements which are customary in the airline industry and do not require the transfer of title to such Engine;

                  (4) install any Engine on an airframe leased to the Lessee (or such Sublessee) or owned by the Lessee (or such Sublessee) subject to a conditional sale or other security agreement, so long as such Engine does not become subject to a Lien (other than a Permitted Lien);

                  (5) install any Engine on an airframe owned by the Lessee (or such Sublessee), leased to the Lessee (or such Sublessee), or owned by the Lessee (or such Sublessee) subject to a conditional sale or other security agreement under circumstances where neither clause (3) nor clause (4) above applies (but if the Lessor's title to such Engine is divested in connection with such installation, such divestiture shall be deemed an Event of Loss to such Engine and the Lessee shall comply with ss. 11(b) in respect of such deemed Event of Loss, the Lessor not intending hereby to waive any right or interest it may have to or in such Engine under applicable law until compliance by the Lessee with such ss. 11(b));

                  (6)      sublease any Item to any Permitted Sublessee; and

                  (7) subject any Item to (a) contracts with the United States of America or any instrumentality or agency thereof, (b) wet leases with third parties under which the Lessee has effective control of the Aircraft in the ordinary course of the Lessee's business which shall not be considered a transfer of possession hereunder, provided that the Lessee's obligations under this Lease shall continue in full force and effect notwithstanding any such wet lease, or (c) the CRAF Program;

provided, further, that (aa) the rights of any transferee shall be effectively subject and subordinate (and, in the case of a sublease, shall be made expressly subject and subordinate) to all the terms of this Lease including the Lessor's right to repossession pursuant to ss. 15 and to avoid such sublease upon such repossession, (bb) the Lessee shall remain primarily liable hereunder for the performance of all the terms of this Lease to the same extent as if such transfer had not occurred, (cc) any such Sublease shall be for a period or periods not to exceed the Term unless the Lessee has notified the Lessor of its exercise of the purchase option pursuant to ss. 16, and (dd) no Sublessee may sub-sublease any Item, except that a Permitted Sublessee who is an airframe or engine manufacturer, or Affiliate thereof, may sub-sublease to any Permitted
Sublessee to whom a sublease would be permitted under this ss. 13(a). Any such Sublease will require maintenance, use, and operation standards in accordance with this Lease. The Lessee shall notify the Lessor and the Indenture Trustee of any sublease promptly after entering into it, and shall provide the Lessor and the Indenture Trustee with a copy of such Sublease. No relinquishment of possession of any Item or Part shall in any way discharge or diminish any of the Lessee's obligations.

  As  security  for the  Lessee's  due and  punctual  payment  of all  Rent  and performance  of all of its other  covenants  and  obligations  in the  Operative
Documents,  the Lessee hereby grants to the Lessor a security interest in all of the  Lessee's  right,  title,  and  interest  in and to each  Sublease,  and all payments,  including  payments of rent,  insurance  proceeds  (other than public
liability  insurance  proceeds),   and  other  amounts  due  or  to  become  due
thereunder.  The Lessee shall enter into a "Sublease Assignment" with respect to each  Sublease of the Airframe  having a term of one year or longer.  The Lessee hereby (1)  acknowledges  and  consents to the  Lessor's  assignment  of all the
Lessor's right,  title,  and interest in and to the Lessee's right,  title,  and interest in and to each Sublease,  and all payments,  including rent,  insurance proceeds (other than public liability insurance proceeds), and other amounts due or to become due  thereunder  (excluding  Excepted  Payments),  to the Indenture
Trustee under and pursuant to the Indenture,  and (2) acknowledges  that so long as the Lien of the Indenture has not been discharged, all the Lessor's rights in respect of such Sublease shall be exercisable as set forth in the Indenture.  In furtherance  of the  provisions of this  paragraph,  the Lessee agrees that each
Sublease for more than one year of the  Airframe  (x) shall  contain a provision substantially  to the effect  that the  Sublessee  agrees to pay all amounts due under the Sublease to the  Indenture  Trustee (or to the Owner Trustee after the
Lien of the Indenture is discharged) after the Sublessee receives written notice from the  Indenture  Trustee  or the Owner  Trustee  to such  effect  (until the
Sublessee receives written notice from the Indenture Trustee to contrary effect)
and stating that a Specified  Default  exists under the Lease,  and (y) shall be accompanied by such Uniform  Commercial  Code financing  statements as shall, in the Lessor's reasonable opinion, be required to perfect and protect the security interests of the Lessor and the Indenture Trustee in such Sublease.

 . The Lessor hereby agrees for the benefit of each lessor or secured party of any engine leased to the Lessee or owned by the Lessee subject to a conditional sale or other security agreement that the Lessor shall not acquire or claim, as against such lessor or secured party, any right, title, or interest in any engine as the result of the installation of such engine on the Airframe at any time while such engine is subject to such lease or conditional sale or other security agreement and owned by such lessor or subject to a security interest in favor of such secured party.

         (d) Civil Reserve Air Fleet Program. The other provisions of this Lease to the  contrary  notwithstanding,  the Lessee may  transfer  possession  of the
Aircraft  or  any  Engine  to  the  United   States  of  America  or  any  other
instrumentality or agency thereof as part of the Civil Reserve Air Fleet Program
("CRAF  Program")  for a  period  not to  extend  beyond  the  end of the  Term;
provided,  that if, at any time  during the Term,  the  Aircraft  is called into service by the  Government  pursuant to the CRAF  Program and is not returned or released by the  Government on or before the last scheduled day of the Term, the
Term  shall  be  extended  automatically  for  up to an  additional  six  months thereafter.  The Lessee will promptly  notify the Lessor in writing in the event of the requisition for use of the Aircraft under CRAF Program  activation by the
Government  ("Civil  Reserve  Air  Fleet  Requisition").  All  of  the  Lessee's
obligations  under  this  Lease  will  continue  to the same  extent  as if such requisition had not occurred.  If there is a requisition for use of the Aircraft pursuant  to  the  CRAF  Program  or  CRAF  Program  activation,  there  may  be substituted  for all or any part of the  insurance  required by ss. 12 insurance provided  under 49  U.S.C.  ss.  44301 et seq.  or  Government  indemnification;
provided,  that the Lessee will remain  responsible for full compliance with all the provisions of this Lease whether or not  Government  insurance or Government indemnification satisfies the Lessee's obligations under this Lease. If there is a  requisition  for use of the  Aircraft  pursuant  to the CRAF  Program or CRAF
Program activation,  there will be no limitation on the geographic area in which the Aircraft may be operated. The Lessee hereby assigns to the Lessor all rights to payment for the Aircraft by the  Government  under the CRAF Program to secure all the Lessee's  obligations  to pay Rent and to perform its other  obligations under the Operative  Agreements.  At such time as the Lessor is paid in full for all amounts it is due and owed by the Lessee,  the  aforesaid  assignment  shall terminate  without  further act of the parties and all such  amounts owed by the
Government  under the CRAF  Program to the Lessee but paid to the Lessor,  which the Lessor has not  previously  applied to  compensate  itself for  amounts  due hereunder from the Lessee, shall be paid to the Lessee.

 . Each of the following shall constitute an "Event of Default" (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) so long as it has not been remedied:

         (a) Basic  Rent.  The Lessee  fails to make any  payment of Basic Rent,
Renewal  Rent,  Stipulated  Loss  Value or  Termination  Value or a  payment  of
Supplemental Rent constituting any Make-Whole Premium payable with respect to any Certificate under the terms of the Indenture when due and such failure continues for five Business Days after the due date.

         (b) Other Supplemental Rent. The Lessee fails to make any other payment of Supplemental Rent (other than Stipulated Loss Value, Termination Value or any
Make-Whole Premium payable with respect to any Certificate under the terms of the Indenture) when due and such failure continues for ten Business Days after the Lessee receives written notice thereof (except that with respect to any failure to pay Excepted Payments for such period, such failure shall constitute an Event of Default at the discretion of the Owner Participant).

         (c) Insurance. The Lessee fails to cause insurance to be maintained in accordance with ss. 12.

         (d) Covenants. The Lessee or ACA Inc. fails to perform or observe any of the other covenants to be performed or observed by it hereunder or under any Operative Agreement and such failure continues for at least 30 days after the Lessee receives written notice thereof, unless such failure cannot be remedied with diligent effort during such 30-day period and the Lessee (i) determines in good faith that such failure may be remedied with additional efforts and (ii) is diligently proceeding by appropriate proceedings to correct such failure, in which case such failure continues for such longer period (not exceeding 180 days from the date of notice) as may be necessary to remedy such failure with diligent effort of the Lessee.

         (e) Representations. Any representation or warranty of the Lessee or ACA Inc. in any Operative Agreement (excluding those in the Tax Indemnity
Agreement) is incorrect in a material respect when made, remains material when discovered, and, if the effect of such misrepresentation is curable, is not cured within 30 days after the Lessee's receipt of written notice from the Lessor.

         (f) Appointment of Receiver, etc. The Lessee or ACA Inc. consents to the appointment of a receiver, trustee, or liquidator of itself or substantially all of its property, shall generally not pay its debts as they come due, admits in writing its inability to pay its debts generally as they come due, or makes a general assignment for the benefit of creditors.

         (g) Voluntary Bankruptcy. The Lessee or ACA, Inc. (1) files a voluntary
petition  in   bankruptcy  or  a  voluntary   petition  or  an  answer   seeking
reorganization, liquidation or other relief in a proceeding under any bankruptcy laws or other  insolvency  laws,  as now or  hereafter  in effect,  or an answer admitting  the material  allegations  of a petition  filed against the Lessee or
ACA,  Inc. in any such  proceeding,  or (2) by voluntary  petition,  answer,  or consent,  the Lessee or ACA Inc.  seeks relief under the provisions of any other
existing  or  future   bankruptcy   or  other  similar  law  providing  for  the
reorganization  or  winding-up  of  corporations  or providing for an agreement, composition, extension, or adjustment with its creditors.

         (h) Involuntary Appointment. An order, judgment, or decree is entered in any proceeding by any court of competent jurisdiction appointing, without the Lessee's or ACA Inc.'s consent, a receiver, trustee, or liquidator of the Lessee or ACA, Inc. or of substantially all of its property, or sequestering substantially all of the Lessee's or ACA, Inc.'s property, and any such order, judgment, decree, or sequestration remains in force undismissed, unstayed, and unvacated for at least 90 days after the date of entry.

         (i) Involuntary Bankruptcy.  A petition against the Lessee or ACA, Inc.
in a proceeding under applicable bankruptcy laws or other insolvency laws, as now or hereafter in effect, is filed and is not withdrawn or dismissed within 90 days thereafter, or, under any law providing for reorganization or liquidation of corporations which shall apply to the Lessee or ACA, Inc., any court of competent jurisdiction assumes jurisdiction, custody, or control of the Lessee or ACA, Inc. or of substantially all of its property and such jurisdiction, custody, or control remains in force unrelinquished, unstayed, and unterminated for at least 90 days.

         (j) Air Carrier Status. The Lessee fails or ceases to be a Section 1110
Person.

         (k) ACA Guaranty. The ACA Guaranty ceases to be in full force and effect, or ACA Inc. repudiates the validity of the ACA Guaranty, in each case, at any time prior to the termination of such ACA Guaranty in accordance with its terms.

 .        15.      Remedies

 . Upon the occurrence of (x) any Event of Default  specified in ss. 14(f),  (g),
(h), or (i), this Lease shall be deemed to be in default without any act or notice of any kind, all of which are hereby waived, and (y) any other Event of Default, so long as it continues, the Lessor may, at its option, declare this Lease to be in default, and in either case at any time thereafter, the Lessor may exercise one or more of the following remedies as the Lessor in its sole discretion shall lawfully elect:

                  (1) cancel (in the sense of UCC ss. 2A 505(1)), terminate or rescind this Lease or cause the Lessee, upon the Lessor's written demand and at the Lessee's cost and expense, to return promptly (and the Lessee thereupon shall return promptly), all or such part of the Aircraft as the Lessor so demands, to the Lessor or its order in the manner and condition required by, and otherwise in accordance with all the provisions of, ss. 5 as if the Aircraft were being returned at the end of the Term, or if the Lessee does not so deliver such Item(s), the Lessor may enter upon the premises where all or any part of the Aircraft is located and take immediate possession of and remove the same (together with any engine that is installed on the Airframe, subject to the rights of any owner, lessor, lienor, or secured party of such engine) by summary proceedings or otherwise, all without becoming liable for or by reason of such entry or taking of possession or removal, whether for the restoration of damage to property caused by such action or otherwise;

                  (2) with or without taking possession thereof, sell any Item at public or private sale, free and clear of any rights of the Lessee, or otherwise dispose of, hold, use, operate, lease to others, or keep idle any Item as the Lessor, in its sole discretion, may determine, all free and clear of any rights or claims of the Lessee or any Sublessee and without any duty to account to the Lessee with respect to such action or inaction or for any proceeds with respect thereto, except as otherwise provided herein;

                  (3) whether or not the Lessor shall have  exercised,  or shall thereafter at any time exercise,  any of its rights under clause (1) or
         (2) above with respect to any Item,  the Lessor,  by written  notice to the Lessee specifying a payment date (the "Default Payment Date") which shall be the Stipulated Loss Value Date next occurring not less than 10 days after the date of such notice,  may cause the Lessee to pay to the
         Lessor,  and the Lessee shall pay to the Lessor, on the Default Payment
         Date, as liquidated  damages for loss of a bargain and not as a penalty
         (in lieu of all Basic Rent  accruing  on or after the  Default  Payment
         Date),  any unpaid  Basic Rent due prior to the  Default  Payment  Date
         (together  with  interest  on such amount at the Past Due Rate from the
         Payment  Date as of which such Basic Rent was not paid until the actual date of payment of such amount) plus an amount equal to the excess,  if any, of (aa) the Basic Rent for the Aircraft  for the  remainder of the
         Basic  Term  or  then   effective   Renewal  Term   (disregarding   any
         cancellation  under this ss. 15) over (bb) the  aggregate  Fair  Market
         Rental of the Aircraft for such period,  after  discounting  such Basic
         Rent and Fair Market  Rental  semi-annually  to present value as of the
         Default Payment Date at the rate per annum equal to the Debt Rate;

                  (4) if the Lessor sells the Aircraft, the Lessor may elect, in lieu of exercising its rights under clause (3), to require the Lessee to pay to the Lessor, and the Lessee in such event shall pay to the Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (in lieu of all Basic Rent accruing after such sale occurs), any unpaid Basic Rent due before such sale date less, if such sale date is not a Rent Payment Date, the pro rata portion of Basic Rent payable in advance in respect of the period commencing on the sale date and ending on the next Rent Payment Date
         (together with interest on such amount at the Past Due Rate from the Payment Date(s) as of which such Basic Rent was not paid until the actual date of payment of such amount) plus the amount of any deficiency between the net proceeds of such sale and the Stipulated
         Loss Value of the Aircraft as of the date of such sale (or, if such date is not a Stipulated Loss Value Date, then the Stipulated Loss
         Value Date following the sale date, which Stipulated Loss Value shall, if such sale date is a Rent Payment Date, include that portion of Basic
         Rent payable in arrears on such date, and if such sale date is not a Rent Payment Date, include the pro rata portion of Basic Rent payable in arrears on the next Rent Payment Date in respect of the period commencing on the Rent Payment Date immediately preceding the sale date and ending on such sale date), together with interest on such Stipulated Loss Value at the Past Due Rate from the Stipulated Loss
         Value Date as of which such Stipulated Loss Value is determined until the date of actual payment of such amount;

                  (5) the Lessor may proceed by appropriate court action or otherwise to enforce the terms hereof or to recover damages for the breach hereof, including payment of Basic Rent and Renewal Rent;

                  (6)      the Lessor may  exercise  any other  right or remedy  available  to it under  applicable laws; or

                  (7) the Lessor or any other Indemnitee may enforce payment of Supplemental Rent.

         In addition, the Lessee shall be liable, except as otherwise provided above, to the Lessor and any other Indemnitee for any and all unpaid Rent due hereunder before, during, and after the exercise of any of the foregoing remedies, and for all reasonable legal fees and other costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise of remedies with respect thereto, including any Make-Whole Premium and including all costs and expenses incurred in connection with (xx) any bankruptcy or insolvency proceeding, (yy) any retaking of any Item, or the return of any Item in accordance with the terms of ss. 5, or (zz) in placing any Item in the condition and airworthiness required by ss. 5.

 . The Lessee shall be liable for all costs, charges, and expenses, including reasonable legal fees and disbursements, incurred by the Lessor or any other
Indemnitee by reason of the occurrence of any Event of Default or the exercise of remedies with respect thereto, which amounts shall be reimbursed on an After-Tax Basis.

 . To the extent permitted by applicable law, the Lessee hereby waives any and all rights that the Lessee may have under any bankruptcy, insolvency, or similar laws, rules, or regulations to the continued possession or use of the Aircraft, or with respect to the payment of Rent therefor, or with respect to this Lease.

 . No remedy referred to herein is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this ss. 15 or otherwise available to the Lessor at law or in equity. No express or implied waiver by the Lessor of any Default shall in any way be, or be construed to be, a waiver of any future or subsequent Default. The failure or delay of the Lessor in exercising any rights granted to it hereunder shall not constitute a waiver of any such right upon the continuation or recurrence of the underlying event or circumstance, and any single or partial exercise of any particular right by the Lessor shall not exhaust that right or constitute a waiver of any other right provided herein.

 .        16.      Purchase Options

 . Provided that no Specified Default exists on the purchase date, the Lessee shall have the option to purchase the Aircraft (i) on the EBO Date shown on Exhibit B (the "EBO Date") for the EBO Price shown on Exhibit B (the "EBO
Price") plus any applicable Make-Whole Premium owing with respect to the Certificates and, if such EBO Date is not a Rent Payment Date, less the pro rata portion of Basic Rent (or Renewal Rent, as the case may be) payable in advance in respect of the period commencing on the EBO Date and ending on the next Rent
Payment Date, and plus the pro rata portion of Basic Rent payable in arrears on such next Rent Payment Date in respect of the period commencing on the Rent
Payment Date immediately preceding the EBO Date and ending on such EBO Date (and if such option is exercised, any Basic Rent otherwise payable in advance on the date of purchase shall not be due or payable); (ii) at the end of the Basic Term or any Renewal Term, for the then-current Fair Market Value of the Aircraft; and
(iii) if a Materially Adverse Tax Event occurs with respect to the Aircraft, for an amount equal to the then-current Fair Market Value of the Aircraft (or, if greater, the Termination Value thereof), determined as of the date of purchase, plus all accrued and unpaid Rent with respect to periods prior to the date of purchase, less the pro rata portion of Basic Rent or Renewal Rent, as the case may be, paid in advance on the Rent Payment Date immediately preceding the date of purchase in respect of the period commencing on such purchase date and ending on the next Rent Payment Date (including any applicable Make-Whole Premium owing with respect to the Certificates), but excluding any Basic Rent payable in advance on such payment date.

         The Lessee may elect to exercise any such purchase option by providing to the Lessor and the Indenture Trustee, in the case of the options described in clauses (i) and (iii) above, not less than 30 days' prior written notice, in the case of the option described in clause (ii) above, not less than 270 days' prior written notice (which notice shall become irrevocable 180 days prior to the end of the Basic Term or the applicable Renewal Term, as applicable, if not previously revoked, and in the case of the option described in clause (iii) above, not less than 90 days' prior written notice. Any purchase option described in this ss. 16 may, at the election of the Lessee, be exercised by a designee of the Lessee.

 . On the purchase date specified by the Lessee under ss. 16(a), the Lessee shall purchase the Aircraft from the Lessor and the Lessor shall sell the Aircraft to the Lessee or its assignee or nominee, on an "as is, where is" basis, without representation or warranty, express or implied (except as to the absence of Lessor's Liens), for immediately available funds (U.S. dollars). Upon payment of
(1) such purchase price, and (2) all Supplemental Rent then due and owing, the Lessor shall execute and deliver to the Lessee, or to the Lessee's assignee or nominee, a bill of sale, without representations or warranties, express or implied (except as to the absence of Lessor's Liens), for the Aircraft, together with such other documents as may be required to release the Aircraft from the terms and scope of this Lease and to transfer title thereto to the Lessee or such assignee or nominee, and the Indenture Trustee shall execute and deliver an Indenture release for the Aircraft, all in such form as the Lessee reasonably requests and all at the Lessee's expense. If no purchase under this ss. 16 shall have occurred on the applicable purchase date as the result of the Lessee's failure to meet any condition to such purchase set forth in any Operative
Agreement, this Lease shall continue in full force and effect as if no notice had been given by the Lessee.

 . All notices or consents under this Agreement shall be in writing (including telecopies), shall be in English, shall be effective on delivery, and shall be addressed as follows (or to such other address as an addressee shall designate by notice to the other party):

                           (a) if to the Lessee:

                           Atlantic Coast Airlines
                           515A Shaw Road
                           Dulles, VA  20166
                           Attention:  General Counsel
                           Fax: (703) 925-6294

                           (b) if to the Lessor:

                           State Street Bank and Trust Company
                              of Connecticut, National Association
                           225 Asylum Street (Goodwin Square)
                           Hartford, CT  06103
                           Attn: Corporate Trust Department
                           Fax:  (860) 986-7920

                           (with copies to the Indenture  Trustee and to the Owner Participant at
                           its address specified in the Participation Agreement)

                           (c) if to the Indenture Trustee:

                           The First National Bank of Maryland
                           25 South Charles Street
                           Baltimore, MD  21201
                           Attn:  Corporate Trust Department
                           Fax:  (410) 244-4236

 .  This  Lease  shall  bind,  and  (subject  to  limitations  in  the  Operative
Agreements) shall benefit and may be enforced by, (a) the Lessor and its successors and assigns, and (b) the Lessee and its successors and assigns.
Lessee will not, without the prior written consent of Lessor, assign any of its rights or obligations hereunder or in the Aircraft except as otherwise provided in the Operative Agreements. Lessor agrees that it will not assign or convey its right, title and interest in or to this Lease or the Aircraft except as provided in the Operative Agreements.

 . If the Lessee fails to make any required payment of Rent or to perform or comply with any of its other agreements herein, the Lessor or the Owner
Participant may (but shall not be obligated to), after giving reasonable advance notice to the Lessee of the Lessor's intent to do so, make such payment or perform or comply with such agreement, and the amount of such payment and of the Lessor's and the Owner Participant's reasonable expenses incurred in connection with such payment or the performance of or compliance with such agreement, together with interest thereon at the Past Due Rate from (and including) the date of making such payment or incurring such expenses to the date of payment by the Lessee, shall be Supplemental Rent, payable by the Lessee upon demand. No such payment or performance by the Lessor or the Owner Participant shall waive any Default or relieve the Lessee of its obligations hereunder.

 . On the Delivery  Date,  the Lessee will cause this Lease  (including the Lease
Supplement)  and the Indenture  (including the Indenture  Supplement) to be duly filed and  recorded at the FAA. In addition,  the Lessee will  promptly and duly execute and deliver to the Lessor such further documents and assurances and take such further action as the Lessor from time to time reasonably requests in order to carry out more  effectively  the  intent of this Lease and to  establish  and protect  the rights and  remedies  created or intended to be created in favor of the Lessor  hereunder,  including the execution and delivery of  supplements  or
amendments   hereto,  in  recordable  form,  and  the  recording  or  filing  of
counterparts   hereof  or  thereof,   in  accordance   with  the  laws  of  such
jurisdictions  the Lessor from time to time  reasonably  deems advisable and, if requested by the Lessor,  the execution and delivery of terminations or releases in connection with any transfer of any Item upon the termination, expiration, or cancellation of this Lease in accordance with the terms hereof.

 . If any successor trustee for the Lessor is appointed pursuant to the terms of the Trust Agreement, such successor trustee shall, upon giving written notice to the Lessee, succeed to all the rights, powers, and title of the Lessor hereunder and shall be the Lessor and the owner of the Aircraft for all purposes hereof, without the necessity of any consent or approval by the Lessee and without in any way altering the terms of this Lease or the Lessee's obligations hereunder.
One such appointment and designation of a successor trustee shall not exhaust the right to appoint and designate further successor trustees pursuant to the Trust Agreement, but such right may be exercised repeatedly so long as this Lease is in effect.

 . State Street Bank and Trust Company of Connecticut, National Association is entering into this Lease solely as trustee under the Trust Agreement and not in its individual capacity, and shall not be personally liable for any of the statements, representations, warranties, agreements, or obligations of the Lessor hereunder or for any loss with respect thereto, as to all of which the Lessee agrees to look solely to the Trust Estate; provided, that SSB shall be liable hereunder for its own gross negligence or willful misconduct or for a breach of its representations and warranties made in its individual capacity, and SSB accepts the benefits of the indemnification granted, and representations and warranties made, to it hereunder.

 .        23.      Amendments and Miscellaneous

 . The terms of this Lease shall not be waived, modified, amended, supplemented, or terminated in any manner whatsoever except by written instrument signed by the Lessor and the Lessee.

 . Except as otherwise provided herein or therein, all agreements, indemnities, representations, and warranties in this Lease or the other Operative Agreements shall survive the execution and delivery of this Lease and, with respect to events (or, in the case of Taxes, to periods of time) occurring during the Term, or relating to a Default or exercise of remedies with respect thereto which extends beyond the Term, the expiration, cancellation, or other termination of this Lease.

 . Any provision of this Lease that is or becomes  prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of
such  prohibition  or  unenforceability   without   invalidating  the  remaining
provisions  hereof,  and  any  such  prohibition  or   unenforceability  in  any
jurisdiction shall not invalidate or render  unenforceable such provision in any other  jurisdiction.  To the extent  permitted by applicable law, the Lessee and the Lessor hereby waive any provision of law which renders any provision  hereof prohibited or unenforceable in any respect.

 . This Lease and the other Operative Agreements represent the entire agreement of the parties hereto with respect to the subject matter hereof, and supersede any and all prior understandings. This Lease is an agreement of lease, and nothing herein shall be construed as conveying to the Lessee any right, title, or interest in or to the Aircraft, except as lessee only.

 . This Lease Agreement may be executed in any number of counterparts , each of which shall be an original (except that only the counterpart bearing the receipt executed by the Indenture Trustee shall be the original for purposes of perfecting a security interest therein as chattel paper under the Uniform
Commercial Code), but all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Lease Agreement by signing any such counterpart. To the extent that this Lease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial
Code as in effect in any applicable jurisdiction), no security interest in this Lease Agreement may be created through the transfer or possession of any counterpart other than the original chattel-paper counterpart, which shall be the counterpart containing the receipt executed by the Indenture Trustee on its signature page.

 . THIS LEASE IS BEING  DELIVERED IN THE STATE OF NEW YORK, AND SHALL BE GOVERNED
BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (EXCLUDING
ANY  CONFLICTS-OF-LAWS  PRINCIPLE  THAT  WOULD  APPLY  THE  LAWS  OF  ANY  OTHER
JURISDICTION).

 .  The headings in this Lease are for convenience of reference only, and are not a substantive part of this Lease.

 .        24.      Performance by Sublessee

         Performance of any or all of the Lessee's obligations under this Lease by any Sublessee shall, for all purposes hereof, constitute performance by the Lessee of such obligations to the extent of such performance; provided that the Lessee shall remain primarily liable hereunder for the performance of all the terms of this Lease to the same extent as if such sublease had not occurred.

         25.      Quiet Enjoyment.

         So long as no Event of Default shall have occurred and be continuing, the Lessor covenants that neither it nor any other Person lawfully claiming through it shall interfere with the Lessee's or any Permitted Sublessee's right to possess and use the Aircraft or the Lessee's ability to exercise its rights and privileges under this Lease without hindrance or disturbance by it or any such other Person.

         26.      Security For Lessor's Obligations.

         (a) Security for Lessor's Obligations to Holders. In order to secure the indebtedness evidenced by the Certificates, the Indenture provides for the assignment by the Lessor to the Indenture Trustee of this Lease and for the creation of a first mortgage and security interest in favor of the Indenture
Trustee on the Aircraft. The Lessee consents to and acknowledges such assignment
(subject to the reservations and conditions therein set forth) and the receipt of a copy of the Indenture.

         (b) Consent of Lessee to Assignment of Lease as Security. The Lessee hereby acknowledges and consents to the Indenture Trustee's rights pursuant to the terms of the Indenture to receive payments (other than Excepted Payments) due under this Lease, to transfer or assign title to the Aircraft subject to this Lease, to make (jointly with the Lessor where provided in the Indenture) all waivers and agreements except as otherwise provided in the Indenture
(including ss. 8.01 thereof), to give all notices, consents, and releases and to take all action upon the happening of an Event of Default (except as otherwise specifically provided in the Indenture, including ss. 8.01 thereof), or to do any and all other things whatsoever which the Lessor is or may become entitled to do under this Lease (except as otherwise provided in the Indenture, including ss. 8.01 thereof); all or any of which rights, obligations, benefits, and interests may, pursuant to the terms of the Indenture, be reassigned or retransferred by the Indenture Trustee at any time and from time to time (except as otherwise provided in the Indenture); provided, that the Lessor, except to the extent, and for such time as, it is unable to do so by virtue of the Indenture, shall remain liable for the performance of all the covenants for which it is obligated under this Lease notwithstanding such assignment.

 .        27.      Submission to Jurisdiction; Venue

         (a) EACH PARTY HERETO HEREBY  IRREVOCABLY  AGREES,  ACCEPTS AND SUBMITS
ITSELF TO THE  NON-EXCLUSIVE  JURISDICTION OF THE COURTSOF THE STATE OF NEW YORK
IN THE COUNTY OF NEW YORK AND OF THE UNITED STATES FOR THE SOUTHERN  DISTRICT OF
NEW YORK, IN CONNECTION  WITH ANY LEGAL ACTION,  SUIT OR PROCEEDING WITH RESPECT
TO  ANY  MATTER  RELATING  TO OR  ARISING  OUT  OF OR IN  CONNECTION  WITH  THIS
AGREEMENT.

         (b)  EACH  PARTY  HERETO  HEREBY  IRREVOCABLY  WAIVES,  TO  THE  EXTENT
PERMITTED BY APPLICABLE  LAW, AND AGREES NOT TO ASSERT,  BY WAY OF MOTION,  AS A
DEFENSE,  OR OTHERWISE,  IN ANY LEGAL ACTION OR PROCEEDING  BROUGHT HEREUNDER IN
ANY OF THE ABOVE-NAMED  COURTS,  THAT SUCH ACTION OR PROCEEDING IS BROUGHT IN AN
INCONVENIENT  FORUM, THAT VENUE FOR THE ACTION OR PROCEEDING IS IMPROPER OR THAT
THIS  AGREEMENT OR ANY OTHER  OPERATIVE  AGREEMENT  MAY NOT BE ENFORCED IN OR BY
SUCH COURTS.

         (c) EACH PARTY HERETO  HEREBY  WAIVES ITS  RESPECTIVE  RIGHTS TO A JURY
TRIAL OF ANY CLAIM OR CAUSE OF ACTION  IN ANY  COURT IN ANY  JURISDICTION  BASED
UPON OR ARRISING OUT OF OR RELATING TO THIS AGREEMENT.











         IN WITNESS  WHEREOF,  the Lessee  and the Lessor  have  executed  this  Lease  Agreement  (Atlantic  Coast
Airlines Trust No. ____).


                                                     ATLANTIC COAST AIRLINES, Lessee



                                                     By:

                                     Title:



                                                     By:

                                     Title:


                                                     STATE STREET BANK AND TRUST
                                                     COMPANY   OF   CONNECTICUT,
                                                     NATIONAL  ASSOCIATION  (not
                                                     in its individual  capacity
                                                     (except    as     expressly
                                                     otherwise  provided herein)
                                                     but    solely    as   owner
                                                     trustee), Lessor


                                                     By:

                                     Title:



               [This is the Original counterpart of the Lease Agreement for chattel paper purposes.]

                                      [or]

                   [This is a Duplicate executed counterpart of the Lease Agreement, and is not the original for chattel paper purposes.]







                                                                                                          EXHIBIT A



                  LESSOR'S INTEREST UNDER THIS LEASE SUPPLEMENT
                        IS SUBJECT TO A SECURITY INTEREST

                             LEASE SUPPLEMENT NO. 1
                  (Atlantic Coast Airlines Trust No. ________)




                  This Lease Supplement No. 1 (Atlantic Coast Airlines Trust No.
_______), dated ___________ __, ____, is entered into between State Street Bank and Trust Company of Connecticut, National Association, a national banking association, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement (Atlantic Coast Airlines Trust No. _______) dated as of
September 1, 1997 (the "Lessor"), and Atlantic Coast Airlines, a California corporation (the "Lessee").

         Recitals:

         The Lessor and the Lessee have entered into a Lease Agreement (Atlantic
Coast Airlines Trust No.  ______),  dated as of __________,  199_ (the "Aircraft
Lease",  the  defined  terms in the  Aircraft  Lease  being  used in this  Lease
Supplement with the same meaning as in the Aircraft Lease), which provides for the execution and delivery of a supplement, substantially in the form of this Lease Supplement, for the purpose of leasing under the Aircraft Lease the aircraft and engines described below ("Aircraft") as and when delivered by the Lessor to the Lessee in accordance with the terms of the Aircraft Lease.

         The Aircraft Lease relates to the Aircraft.

         A counterpart of the Aircraft Lease is attached to and made a part of this Lease Supplement, and this Lease Supplement, together with such attachment, is being filed for recordation on this date with the FAA as one document.

         The Lessor and the Lessee agree as follows:

         1. Delivered Aircraft. The Lessor hereby delivers and leases to the Lessee under the Lease, and the Lessee hereby accepts and leases from the Lessor under the Lease, the following described Canadair Regional Jet, Series 200ER
Aircraft (the "Delivered Aircraft"), which Delivered Aircraft as of the date of this Lease Supplement consists of the following:

         (a)      Canadair  Regional Jet, Series 200ER Airframe;  U.S.  Registration  Number _____;  Manufacturer's
Serial No. ___; and

         (b) Two General Electric CF34-3B1 engines bearing manufacturer's serial nos. _______ and ______ (each of which has 750 or more rated takeoff horsepower or the equivalent of such horsepower).

         2.       Delivery  Date.  The  Delivery  Date  of  the  Delivered  Aircraft  is the  date  of  this  Lease
Supplement.

         3. Lessor's Cost. The Lessor's Cost of the Delivery Aircraft shall be the amount set forth in Exhibit B to the Lease.

         4. Term. The Term for the Delivered Aircraft shall commence on the Delivery Date, and shall terminate on ______, 201_, unless earlier terminated or extended pursuant to the terms of the Lease.

         5.       Rent.  The  Lessee  hereby  confirms  its  obligation  to pay  Rent  for the  Delivered  Aircraft throughout the Term thereof in accordance with the terms and provisions of the Lease.

         6. Lessee's Acceptance of Delivered Aircraft. The Lessee hereby confirms that the Lessee has accepted the Delivered Aircraft for all purposes hereof and of the Lease. Such acceptance by the Lessee shall be without prejudice to any rights of the Lessor or the Lessee against the Seller, the Manufacturer, the Engine Manufacturer, or any vendor of equipment included in the Aircraft.

         7.  Incorporation  of Lease By  Reference.  All the  provisions  of the
Aircraft Lease are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth in this Lease Supplement.

         8. Governing Law. THIS LEASE SUPPLEMENT IS BEING DELIVERED IN THE STATE
OF NEW YORK, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE  WITH THE LAWS
OF THE STATE OF NEW YORK (EXCLUDING ANY  CONFLICTS-OF-LAWS  PRINCIPLE THAT WOULD
APPLY THE LAWS OF ANY OTHER JURISDICTION).

         9. Agreement as Chattel Paper. To the extent that this Lease Supplement constitutes chattel paper (as defined in the Uniform Commercial Code), no security interest in this Lease Supplement may be perfected through the possession of any counterpart other than the original chattel paper counterpart, which shall be the counterpart marked "Original" in its signature page.

         10. Counterparts. This Lease Supplement may be executed in any number of counterparts, each of which shall be an original (except that only the counterpart marked "Original" shall be the original for purposes of perfecting a security interest therein as chattel paper under the Uniform Commercial Code), but all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Lease Supplement by signing any such counterpart.





         IN WITNESS WHEREOF, the Lessor and the Lessee have executed this Lease Supplement No. 1.


                                                     STATE  STREET  BANK AND  TRUST  COMPANY  OF  CONNECTICUT,
                                                     NATIONAL  ASSOCIATION,  not in its  individual  capacity,
                                                     but solely as Owner Trustee (Lessor)


                                                     By:

                                     Title:


                                                     ATLANTIC COAST AIRLINES (Lessee)


                                                     By:

                                     Title:


                                                     By:

                                     Title:







24

                                                                                           Draft 6  -  Sept. 29 '97
                                                                                           ------------------------

                                   SCHEDULE I

                                   DEFINITIONS
                   (ATLANTIC COAST AIRLINES TRUST NO. ______)


GENERAL PROVISIONS

The following terms shall have the following meanings for all purposes of the Operative Agreements (other than the Pass Through Agreements, the Intercreditor
Agreement, and the Liquidity Facilities) referred to below, unless otherwise defined in an Operative Agreement or the context thereof shall otherwise require. In the case of any conflict between the provisions of this Schedule and the provisions of any Operative Agreement, the provisions of such Operative
Agreement shall control the construction of such Operative Agreement.

Unless the context otherwise requires, (i) references to agreements shall be deemed to mean such agreements as amended and supplemented from time to time, and (ii) references to parties to agreements shall be deemed to include the successors and permitted assigns of such parties.

DEFINED TERMS:

         Abatements: defined in ss. 4 of the Lease.

         ACA Guaranty:  the Guaranty,  dated as of the Certificate Closing Date, issued by ACA Inc. in favor of the
Lessor, the Indenture Trustee, and the Liquidity Providers, pertaining to the Aircraft.

         ACA Inc.: Atlantic Coast Airlines, Inc., a Delaware corporation.

         Additional   Insureds:   the  Lessor  (in  its   individual  and  trust
capacities), the Owner Participant, the Indenture Trustee (in its individual and trust capacities),  each Liquidity  Provider,  and their successors and assigns, and the  directors,  officers,  members,  employees,  and  agents of each of the foregoing.

         Aeronautics  Authority:  as appropriate,  the Federal Aviation  Administration and/or the Administrator of
the Federal Aviation Administration,  or any Person, governmental department,  bureau, commission or agency located in the United States succeeding to the functions, of the foregoing.

         Affidavits: the affidavits of citizenship of the Owner Trustee and the Owner Participant.

         Affiliate: with respect to any Person, any other Person directly or indirectly controlling 50% or more of any class of voting securities of such Person or otherwise controlling, controlled by or under common control with such Person. For the purposes of this definition, "control" (including "controlled by" and "under common control with") shall mean the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities or by contract or otherwise. In no event shall the Owner Trustee or the Lessor be deemed an Affiliate of the Owner Participant.

         After-Tax Basis: a basis such that any payment to be received by a Person shall be supplemented by a further payment to such Person so that the sum of the two payments, after deduction of all Taxes (taking into account any related current credits or deductions actually realized) resulting from the receipt or accrual of such payments, shall be equal to the payment to be received.

         Air Carrier:  any U.S. Air Carrier and any 1'foreign air carrier" (as defined in the Transportation  Code)
as to which there is in force a permit granted under ss. 41302 of the Transportation Code.

         Aircraft: the Airframe and the two Engines.

         Airframe: the Canadair Regional Jet Series 200ER aircraft (excluding the Engines or engines from time to time installed thereon) to be leased by the Lessor to the Lessee pursuant to the Lease and the Lease Supplement and having the United States FAA registration number initially and manufacturer's serial number specified in the Lease Supplement, including (i) all Parts in respect thereof and (ii) any Replacement Airframe substituted pursuant to ss. 11(a)(1) of the Lease.

         Application:  the  application  for  registration  of the  Aircraft  with the FAA in the name of the Owner
Trustee.

         Appraisal:  the report prepared by BK Associates,  Inc. and to be delivered to the Owner Participant (with an abbreviated report to the Lessee) on the Delivery Date pursuant to ss. 4.02(h) of the Participation Agreement.

         Appraisal  Procedure:  a procedure  whereby an  independent  appraiser, chosen by the Lessor from the three appraisers  selected by the Lessee as herein provided  and  reasonably  acceptable  to the Lessor,  determines  the amount in question.  The Lessee shall, within 15 days of a request by the Lessor,  provide the Lessor with the names of three independent  appraisers.  If any appraiser so nominated is not reasonably  acceptable to the Lessor, the Lessor shall promptly notify the  Lessee,  and the Lessee  shall have five  Business  Days to nominate
another  appraiser  reasonably   acceptable  to  the  Lessor.   Within  15  days
thereafter,  the Lessor shall select and employ one of such  appraisers.  If the
Lessee or the Lessor fails to make its selection in a timely  manner,  the other party may make such  selection and proceed with the  appraisal.  The decision of the appraiser so appointed shall be given within 10 days after being  appointed.
Such appraiser's  decision shall be binding and conclusive on the Lessor and the
Lessee.  The  Lessee  and the Lessor  shall  each pay  one-half  of the fees and expenses of such appraiser, provided that the Lessee shall pay all such fees and expenses in the case of any appraisal pursuant to ss. 15 of the Lease.

         Average Life Date: for any  Certificate,  the date which follows the prepayment  date by a period equal to the Remaining Weighted Average Life of such Certificate.

         Bankruptcy Code: Title 11 of the United States Code, as amended, and any successor thereto.

         Basic Rent:  the aggregate  periodic rent payable for the Aircraft  throughout  the Basic Term pursuant to
ss. 3(b) of the Lease, adjusted pursuant to ss.ss. 3(d) and 3(e) of the Lease.

         Basic Rent Rate: set forth in Exhibit D to the Lease.

         Basic Term:  the period  commencing at the beginning of the day on the Delivery Date and ending at the end of the day on the  Expiration  Date,  or such  earlier  date on which the Lease  shall be  terminated  as  provided therein.

         Beneficial  Interest:  the interest of the Owner  Participant  (or the Initial Owner  Participant,  as the
case may be) under the Trust Agreement.

         Business Day: any day other than a Saturday or Sunday on which commercial banks are not authorized or required to close in New York, NY, Washington, D.C. and the city in the United States in which the office or agency is maintained by the Pass Through Trustee for the payment of the Pass Through
Certificates, and after the Lien of the Indenture is discharged, Hartford, CT.

         Certificate  Closing  Date:  the date of the closing with respect to the purchase of  Certificates  by the
Pass-Through Trustee contemplated by ss. 2.01(b) of the Participation Agreement.

         Certificate Holder:  see "Holder".

         Certificates:  the Equipment Trust Certificates  (Atlantic Coast Airlines Trust No. _________),  issued by the Owner  Trustee  pursuant  to the  Indenture  and any  certificate  issued in exchange  therefor or  replacement thereof pursuant to the Indenture.

         Citizen  of the  United  States:  a citizen of the  United  States as  defined  in  ss. 40102(a)(15)  of the
Transportation  Code, or any analogous part of any successor or  substituted  legislation or regulation at the time in effect.

         Class A Liquidity Provider has the meaning specified in ss. 1.01 of the lntercreditor Agreement.

         Class B Liquidity Provider has the meaning specified in ss. 1.01 of the lntercreditor Agreement.

         Class C Liquidity Provider has the meaning specified in ss. 1.01 of the Intercreditor Agreement.

         Closings:  the closing with respect to the  acquisition of the Pass Through  Certificates by the Placement
Agent and the closing with respect to the acquisition of Certificates by the Pass Through Trustee.

         Code: the Internal Revenue Code of 1986, as amended from time to time, or any similar legislation of the United States enacted to supersede, amend, or supplement such Code (and any reference to a provision of the Code shall refer to any successor provision(s), however designated).

         Collateral Account: the deposit account established and maintained pursuant to ss. 2.13 of the Indenture.

         Collateral Account Control  Agreement:  the Collateral Account Control Agreement dated as of September 30,
1997 among SSB, the Indenture Trustee, and the Owner Trustee.

         Commitment:  the amount of the Owner  Participant's  participation  in the Purchase  Price  required to be made available or paid as provided in ss. 3.02 of the Participation Agreement.

         Corporate  Trust  Administration:  the Corporate  Trust  Administration
office of the Owner  Trustee  located at 225  Asylum  Street  (Goodwin  Square),
Hartford, CT 06103, Attention:  Corporation Trust Administration,  or such other
office  at  which  the  Owner  Trustee's   corporate  trust  business  shall  be
administered  which the Owner Trustee shall have  specified by notice in writing to the Lessee, the Owner Participant and the Indenture Trustee.

         Corporate Trust Department: the Corporate Trust Department office of the Indenture Trustee located at 26 South Charles Street, Baltimore, MD 21201,
Attention: Corporate Trust Department, or such other office at which the Indenture Trustee's corporate trust business shall be administered which the Indenture Trustee shall have specified by notice in writing to the Lessee, the Owner Participant and the Owner Trustee.
         CRAF Program has the meaning specified in ss. 13(d) of the Lease.
         Cut-Off Date: June 30, 1998.

         DOT: the U.S. Department of Transportation or any successor thereto.

         Debt Portion: the amount specified as such on Schedule III to the Participation Agreement.

         Debt  Rate.  the  weighted  average  (based on  Outstanding  principal  amount)  rate of  interest  on the
Certificates issued pursuant to the Indenture.

         Default:  (a) any event or  condition  which,  with the lapse of time or the  giving of  notice,  or both, would constitute an Event of Default or (b) an Event of Default.

         Default Payment Date: defined in ss. 15(a)(3) of the Lease.

         Deficiency  Agreement.  The Deficiency  Agreement,  dated as of the Delivery  Date,  among SDIQ, the Owner
Participant, and the Owner Trustee, pertaining to the Aircraft.

         Delivery  Date:  the date on which the  Aircraft  is  delivered  and sold by the  Seller to the Lessor and leased by the  Lessor to the  Lessee  under the Lease,  which  date  shall  also be the date of the  initial  Lease
Supplement.

         Delivery Notice: notice of the Aircraft's Delivery Date, given by the Lessee as provided in ss. 3.01 of the Participation Agreement and including any notice with respect to a postponed Delivery Date given by the Lessee pursuant to ss. 3.05(c) of the Participation Agreement.

         Downgrade Drawing has the meaning specified in ss. 1.01 of the Intercreditor Agreement.

         EBO: the early buy-out purchase option specified in ss. 16(a)(i) of the Lease.

         EBO Date has the meaning set forth in ss. 16(a) of the Lease.

         EBO Price has the meaning set forth in ss. 16(a) of the Lease.

         Eligible Deposit Account: either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution with corporate trust powers organized under the laws of the United States or any state thereof, or the District of Columbia, and whose deposits are insured by the Federal Deposit Insurance
Corporation, provided that such institution also has a combined capital and surplus of at least $100,000,000 and a rating of A or better from the Thomson
Bank Watch.

         Eligible Institution: a depository institution organized under the laws of the United States or any one of the states thereof, or the District of Columbia, or any domestic branch of a foreign bank, which in any such case at all times (a) has either (x) a long-term unsecured debt rating of at least Aa2 by Moody's or (y) a short-term certificate of deposit rating of P-1 by Moody's,
(b) has either (x) a long-term unsecured debt rating of a least AA by S&P or (y) a short-term certificate of deposit rating of A-1+ by S&P, and (c) is a member of the Federal Deposit Insurance Corporation.

         Engine: each of the two General Electric CF34-3-B1 engines listed by its manufacturer's serial number in the Lease Supplement and leased pursuant to the Lease, whether or not from time to time installed on the Airframe or installed on any other airframe or on any other aircraft, and any Replacement
Engine which may from time to time be substituted for an Engine pursuant to the Lease, together with all Parts related thereto. Except as otherwise provided, at such time as a Replacement Engine shall be so substituted and the Engine for which the substitution is made shall be released from the Lien of the Indenture, such replaced Engine shall cease to be an "Engine" under the Lease. The term
"Engines" means, as of any date of determination, both Engines then leased to the Lessee pursuant to the Lease.

         Engine Manufacturer: General Electric Company, a New York corporation.

         Engine  Manufacturer's  Consent: The General Electric Company Engine Consent and Agreement with respect to the Engine Warranty Assignment, dated as of the Delivery Date, executed by the Engine Manufacturer.

         Engine Warranty  Assignment:  The Warranty  Assignment  (Atlantic Coast
Airlines Trust No. __) dated as of the Delivery Date between the Lessor and the Lessee with respect to the Engine warranties under the GTA in substantially the form of Exhibit F to the Participation Agreement, as such form may be amended on or prior to the Delivery Date; provided that no such amendment shall materially adversely affect the interests of the Holders of the Certificates.

             ERISA: the Employee Retirement Income Security Act of 1974, as amended.

         Estimated Expense Amount has the meaning specified in ss. 10.01(a) of the Participation Agreement.

         Event of Default: each of the events specified in ss. 14 of the Lease.

         Event  of  Loss:  any of  the  following  events  with  respect  to the
Aircraft, the Airframe or any Engine: (i) theft or disappearance for a period in excess of 90 consecutive days; (ii)  destruction,  damage beyond economic repair or rendition of such  property  permanently  unfit for normal use for any reason whatsoever;  (iii) any event  which  results  in an  insurance  settlement  with respect to such property on the basis of an actual,  constructive or compromised total loss;  (iv)  condemnation,  confiscation  or seizure of, or requisition of title to or use of such  property  by any  foreign  government  or any agency or instrumentality  thereof,  for a period in excess of 180 consecutive days (or 30 consecutive days for the appropriation of title, or, in any of the cases in this clause (iv),  such shorter  period ending on the  expiration  of the Term);  (v)
condemnation,  confiscation  or seizure of, or requisition of title to or use of such property by the  Government for a period  extending  beyond the term of the
Lease (as the same may be extended pursuant to the terms thereof), provided that no Event of Loss  shall be  deemed to have  occurred,  and the term of the Lease shall be extended automatically for a period of six months in the event that the
Aircraft is requisitioned by the Government  pursuant to an activation under the
CRAF Program; and (vi) as a result of any law, rule, regulation,  order or other
action  by  the  Aeronautics   Authority  or  other   governmental  body  having
jurisdiction,  the use of the  Aircraft or Airframe in the normal  course of air transportation of passengers shall have been prohibited by virtue of a condition affecting all Canadair  Regional Jet Series 200ER aircraft equipped with engines of the same make and model as the Engines for a period of 180  consecutive  days
(or beyond the end of the Term),  unless the Lessee,  prior to the expiration of such 180-day  period,  shall be  diligently  carrying  forward all necessary and desirable  steps to permit normal use of the Aircraft and shall within 12 months have conformed at least one Canadair Regional Jet Series 200ER aircraft (but not necessarily the Aircraft) to the requirements of any such law, rule, regulation, order or action, and shall be diligently pursuing conformance of the Aircraft in a  non-discriminatory  manner.  The date of such Event of Loss shall be (aa) the
91st  day  following  loss  of  such  property  or  its  use  due  to  theft  or disappearance  (or  the  end of the  Term  if  earlier);  (bb)  the  date of any destruction,  damage  beyond  economic  repair  or  rendition  of such  property permanently  unfit for normal use; (cc) the date of any insurance  settlement on the basis of an actual,  constructive or compromised  total loss; (dd) the 181st day following condemnation,  confiscation, seizure or requisition of title to or use of such  property by a foreign  government  referred to in clause (iv) above
(or the 31st day in the case of  appropriation  of title, or the end of the Term if  earlier  than  such  181st or 31st  day);  (ee) the last day of the Term (as automatically extended by six months in the case of an activation under the CRAF
Program) in the case of  requisition  of title to or use of such property by the
Government; and (ff) the last day of the applicable period referred to in clause
(vi) above (or if  earlier,  the end of the Term  without  the  Lessee's  having conformed  at least one  Canadair  Regional  Jet Series  200ER  aircraft  to the applicable requirements). An Event of Loss with respect to the Aircraft shall be deemed  to have  occurred  if any  Event  of Loss  occurs  with  respect  to the
Airframe.

         Excepted Payments:  collectively, (i) indemnity, expense, reimbursement or other  payments  paid or  payable  by the  Lessee  in  respect  of the  Owner
Participant,  the  Owner  Trustee  in its  individual  capacity  or any of their
respective  successors,   permitted  assigns,  directors,  officers,  employees,
servants and agents or Affiliates,  pursuant to the  Participation  Agreement or any other Operative  Agreement or any indemnity  hereafter  granted to the Owner
Participant  or the Owner  Trustee in its  individual  capacity  pursuant to the
Lease  or  the  Participation  Agreement,  (ii)  proceeds  of  public  liability insurance (or government indemnities in lieu thereof) in respect of the Aircraft payable  as a result of  insurance  claims  paid for the  benefit  of, or losses suffered  by, the Owner  Trustee or the  Indenture  Trustee in their  respective
individual  capacities  or  by  the  Owner  Participant,   or  their  respective
successors,  permitted  assigns  or  Affiliates,  (iii)  proceeds  of  insurance maintained  with  respect  to the  Aircraft  by the Owner  Participant  (whether directly or through the Owner  Trustee) or any Affiliate  thereof  maintained in accordance  with ss.  12(e) of the  Lease but not  required  under ss. 12 of the
Lease, (iv) all right,  title and interest of the Owner Participant or the Owner
Trustee  in, to and under the Tax  Indemnity  Agreement,  including  payments of
Supplemental  Rent by the Lessee in respect of any amounts payable under the Tax
Indemnity  Agreement,  (v) any  purchase  price  paid or  payable  to the  Owner
Participant  for its interest in the Trust Estate pursuant to ss. 7.03(d) of the
Participation  Agreement,  (vi) any  Transaction  Costs  paid or  payable by the
Lessee to the Owner  Trustee  (to the extent for its sole  benefit) or the Owner
Participant pursuant to the Lease or the Participation Agreement, (vii) payments under the RVG and/or the Deficiency Agreement, (viii) any payments in respect of interest  to the extent  attributable  to  payments  referred  to in clauses (i)
through (vi) above, (ix) any amount payable under the ACA Guaranty in respect of the foregoing, (x) any right to demand, collect or otherwise receive and enforce the payment of any amount  described in clauses (i) through (v) and (vii) above, and (xi) any right to exercise  any  election or option or make any  decision or determination, or to give or receive any notice, consent, waiver or approval, or to take any other  action in respect  of,  but in each case,  only to the extent relating to, any Excluded Payments specified in clauses (i) through (x) above.

         Expenses has the meaning  specified in ss. 9.01(a) of the Participation
Agreement.

         Expiration Date: _____________, 201__.

         FAA:  see "Federal Aviation Administration".

         FAA Bill of Sale: the bill of sale for the Airframe on AC Form 8050-2, or such other form as may be approved by the Aeronautics Authority, executed by the Seller in favor of the Owner Trustee and dated the Delivery Date.

         Fair  Market  Rental:   the  amount   obtainable  in  an   arm's-length
transaction  between an informed and willing lessee under no compulsion to lease and an informed and willing  lessor under no compulsion to lease,  in accordance with a net lease on terms and conditions (except as to the amount of Basic Rent)
as provided in the Lease.  Such amount  shall be  determined  assuming  that the
Aircraft  is in the  condition  required by the Lease,  excluding  Airworthiness
Directives  that would not be  required  to be made until  after the  applicable renewal  period  begins  (except  that a  determination  of Fair  Market  Rental pursuant to ss. 15(a)(3) of the Lease shall be based on the actual  condition of such property),  and assuming that all Removable Improvements have been removed.
If the Lessor and the Lessee do not agree upon Fair Market  Rental,  it shall be determined in accordance with the Appraisal Procedure.

         Fair Market Value: the amount obtainable in an arm's-length transaction between an informed and willing buyer under no compulsion to buy and an informed and willing seller under no compulsion to sell. Such amount shall be determined assuming that the Aircraft is in the condition required by the Lease, excluding
Airworthiness Directives that would not be required to be made until after the valuation date (except that a determination of Fair Market Value pursuant to ss.
15(a)(3) of the Lease shall be based on the actual condition of such property), and assuming that all Removable Improvements have been removed. If the Lessor and the Lessee do not agree upon Fair Market Value, it shall be determined in accordance with the Appraisal Procedure.

         Federal  Aviation  Administration:  the United States Federal  Aviation  Administration  and any successor agency or agencies thereto.

         Final   Drawing  has  the  meaning   specified   in  ss.  1.01  of  the
lntercreditor Agreement.

         FNBM: The First National Bank of Maryland, a national banking association.

         Government:  the United  States of America or an agency or  instrumentality  thereof  the  obligations  of which bear the full faith and credit of the United States of America.

         GTA: the General Terms Agreement dated as of October, 1996 between the Engine Manufacturer and the Lessee with respect to certain support services for the Engines, as originally executed or as modified, amended or supplemented in accordance with the terms thereof, but only insofar as the General Terms
Agreement related to the Engines, to the extent assigned to the Owner Trustee pursuant as the Engine Warranty Assignment.

         Holder or Holder of a Certificate: as of any particular time, the Person in whose name a Certificate shall be registered (but not including the holder of any Pass Through Certificate).

         Improvement has the meaning set forth in ss. 9(e) of the Lease.

         incorporated in: incorporated or installed in, attached to, or otherwise made a part of.

         Indemnitee:  each of  SSB,  in its  individual  capacity  and as  Owner
Trustee and Lessor, the Subordination Agent, in its individual capacity and in its capacity as Subordination Agent, each Liquidity Provider, the Owner
Participant, the Indenture Trustee, in its individual capacity and as trustee, any Owner Participant Guarantor, and any successor (including any trustee which may succeed to the Lessor's interest under the Lease) and Affiliate, and, in each case, any assign, officer, director, employee, agent and servant of any of the foregoing, the Lessor's Estate, and the Trust Indenture Estate. Neither the Pass Through Trustee nor any holder of a Pass Through Certificate shall be deemed to be an Indemnitee.

         Indenture:  the Trust Indenture and Security Agreement  (Atlantic Coast Airlines Trust No. ______),  dated as of  September  26,  1997,  between  the Lessor and the  Indenture  Trustee,  as  supplemented  by the  Indenture
Supplement.

         Indenture  Default:  (a) any event or condition which,  with the lapse of time or the giving of notice, or both, would constitute an Indenture Event of Default, or (b) any Indenture Event of Default.

         Indenture Documents has the meaning specified in the Granting Clause of the Indenture.

         Indenture Event of Default: each of the events specified in ss. 7.01 of the Indenture.

         Indenture  Supplement:  Indenture  Supplement No. 1 (Atlantic  Coast Airlines Trust No. ____), to be dated the Delivery Date, substantially in the form of Exhibit A to the Indenture.

         Indenture  Trustee:  The First  National  Bank of Maryland,  a national  banking  association,  not in its individual capacity but solely as trustee under the Indenture.

         Indenture Trustee's Liens: any Lien against, on or with respect to the Aircraft, any Engine, the Lessor's Estate or the Trust Indenture Estate or any part thereof resulting from (i) claims against the Indenture Trustee not related to the administration of the Trust Indenture Estate or any transactions pursuant to the Indenture or any document included in the Trust Indenture Estate, (ii) any act or omission of the Indenture Trustee which is not related to the transactions contemplated by the Operative Agreements or is in violation of any of the terms of the Operative Agreements, or (iii) Taxes imposed against the Indenture Trustee in its individual capacity in respect of which the Lessee has not indemnified (and is not obligated to indemnify) the Indenture Trustee in such capacity.

         Independent   Investment  Banker:  an  independent  investment  banking
institution of national standing  appointed by the Lessee that is independent in fact, does not have any direct  financial  interests,  or any material  indirect financial  interest,  in the Lessee or any  Affiliate of the Lessee,  and is not
connected  with the  Lessee  or any  Affiliate  of the  Lessee,  as an  officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar  functions;  provided,  that if the  Indenture  Trustee  shall  not have received  written  notice of such an  appointment  at least 10 days prior to the
Prepayment Date,  "Independent Investment Banker" shall mean such an institution appointed by the Indenture Trustee.

         Initial Owner Participant: Atlantic Coast Airlines, a California corporation.

         Initial Reoptimization Date: has the meaning specified in ss. 2.03(b) of the Participation Agreement.

         Intercreditor  Agreement:  the  Intercreditor  Agreement  dated as of September  25, 1997,  among the Pass
Through Trustees,  the Class A Liquidity Provider,  the Class B Liquidity Provider,  the Class C Liquidity Provider
and the Subordination Agent.

         Interest Drawing has the meaning specified in ss. 1.01 of the lntercreditor Agreement.

         Invoice: the invoice for the Aircraft given by the Seller to the Lessor.

         Item or Item of Equipment: the Airframe or an Engine.

         JAA: the Joint Aviation Authority (or any successor thereto) of the European Union.

         Lease: the Lease Agreement (Atlantic Coast Airlines Trust No. ____) dated as of the Delivery Date, entered into by the Lessor and the Lessee concurrently with the execution and delivery of the Indenture Supplement, in substantially the form of Exhibit B to the Participation Agreement, as such form may be amended on or prior to the Delivery Date as provided in the Participation
Agreement,  including, without limitation,  supplementation by one or more Lease
Supplements entered into pursuant to the applicable provisions of the Lease.

         Lease  Supplement:.  Lease  Supplement No. 1 (Atlantic  Coast  Airlines  Trust No. ____),  to be dated the
Delivery Date, substantially in the form of Exhibit A to the Lease.

         Lease Term: the period commencing on the Delivery Date and ending at the end of the Basic Term.

         Lessee: Atlantic Coast Airlines, a California corporation.

         Lessee Documents has the meaning set forth in ss. 6.01(b) of the Participation Agreement.

         Lessor:  State  Street Bank and Trust  Company,  a  Massachusetts  trust  company,  not in its  individual capacity but solely as Owner Trustee under the Trust Agreement.

         Lessor's Cost: has the meaning set forth in Exhibit B of the Lease.

         Lessor's  Estate:  all estate,  right,  title and interest of the Owner
Trustee in and to the Collateral Account, the Liquid Collateral, the Aircraft, the Lease, any Lease Supplement, the FAA Bill of Sale, the Warranty Bill of
Sale,  the  Purchase  Agreement,  the  Purchase  Agreement  Assignment,  the PAA
Consent, any warranty with respect to the Airframe and the Engines, all amounts of Basic Rent and Supplemental Rent, including without limitation, insurance proceeds (other than insurance proceeds payable to or for the benefit of the Owner Trustee in its individual capacity or the Owner Participant) and requisition, indemnity or other payments of any kind for or with respect to the Aircraft (except amounts owing to the Owner Participant, to the Indenture
Trustee, to the Owner Trustee in its individual capacity, or to any of their respective directors, officers, employees and agents pursuant to Articles 8 and 9 of the Participation Agreement), and all other property of the Owner Trustee purportedly subjected to the Lien of the Indenture by the Granting Clause thereof; provided that in no event shall "Lessor's Estate" include any Excepted
Payment.

         Lessor's Liens: Liens against, on or with respect to the Aircraft,  any
Engine,  the Lessor's Estate or the Trust Indenture  Estate or any part thereof, title thereto or any interest  therein arising as a result of (i) claims against the  Lessor,  in its  individual  capacity  or as Owner  Trustee,  or the  Owner
Participant or any Affiliate of such Owner Participant, in each case not related to the Operative Agreements or the transactions  contemplated thereby, (ii) acts or omissions of the Lessor in its individual capacity or as Owner Trustee, or of
the  Owner   Participant  or  any  Affiliate  of  such  Owner   Participant  not
contemplated  or permitted  under the terms of the Operative  Agreements,  (iii)
Taxes or Expenses imposed against the Lessor,  in its individual  capacity or as
Owner Trustee,  Owner  Participant  or any Affiliate of such Owner  Participant,
Lessor's  Estate  or the trust  created  by the  Trust  Agreement  which are not required to be indemnified  against by the Lessee pursuant to the  Participation
Agreement by reason of ss. 8.01(b) or 9.01(b) thereof and which are not required to be indemnified against by the Lessee pursuant to the Tax Indemnity Agreement, or (iv)  claims  against  the  Lessor,  in its  individual  capacity or as Owner
Trustee, or the Owner Participant arising from the transfer by the Lessor or the
Owner  Participant  of its  interests in the Aircraft or any Engine other than a transfer of the Aircraft pursuant to ss. 3(g), 3(i), 11, 13(a), 15, or 16 of the
Lease and other than a transfer  pursuant to the  exercise of the  remedies  set forth in ss. 15 of the Lease.

         Letter of  Credit:  the  Letter of Credit  issued by  CrestarBank  in favor of the  Indenture  Trustee  as security for the obligations of the Lessee  pursuant to the first sentence of Section 7.02(b) of the  Participation
Agreement.

         Lien: any mortgage, pledge, lien, charge, encumbrance, lease, security interest (including any conditional sale agreement, equipment trust agreement, or other title retention agreement), statutory right in rem, claim, or other similar interest of any nature whatsoever.

         Liquid Collateral: all amounts and securities deposited from time to time in the Collateral Account and all the products, investments, earnings and proceeds of the foregoing, including, but not limited to, all proceeds of the investment or conversion thereof, voluntary or involuntary, into cash, Specified
Investments or other property, all rights to payment of any and every kind, and other forms of obligations, and instruments and other property which at any time constitute all or part or are included in the proceeds of any of the foregoing.

         Liquidity Facility has the meaning specified in ss. 1.01 of the lntercreditor Agreement.

         Liquidity Provider has the meaning specified in ss. 1.01 of the Intercreditor Agreement.

         Losses has the meaning  specified in ss. 17.02(a) of the  Participation
Agreement.

         Loss Payment Date has the meaning specified in ss. 11(a)(2) of the Lease.

         Majority in Interest of Certificate Holders: as of a particular date of determination, the Holders of more than 50% of the aggregate unpaid principal amount of all Certificates outstanding as of such date (excluding for purposes of this definition any Certificates held by (i) the Owner Trustee or the Owner
Participant or any interests of the Owner Participant unless all Certificates then outstanding are held by the Owner Participant, (ii) the Lessee, or (iii) any Affiliate of any thereof).

         Make-Whole Premium: an amount determined as of the third Business Day before the applicable Prepayment Date (or date of purchase, as the case may be) which an Independent Investment Banker determines to be equal to the excess, if any, of (i) the present value of the remaining scheduled payments of such principal amount or portion thereof and interest thereon to the Maturity of such Certificate computed by discounting such payments on a semi-annual basis on each Payment Date (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield, all as determined by the Independent
Investment Banker over (ii) the outstanding principal amount of such Certificate plus accrued interest.

         Mandatory Document Terms. The terms set forth on Schedule V to the Participation Agreement.

         Mandatory Economic Terms. The terms set forth on Schedule IV to the Participation Agreement.

         Manuals and Technical Records has the meaning set forth in ss. 9(b) of the Lease.

         Manufacturer: Bombardier Inc., a Canadian corporation.

         Materially Adverse Tax Event: any event (other than excessive foreign usage of the Aircraft) that makes it more likely than not that the Lessee will be required to indemnify any Indemnitee for Taxes under any of the Operative
Agreements or the Owner Participant under the Tax Indemnity Agreement, or both, provided that (i) the estimated aggregate of such indemnity payments (computed as a hypothetical adjustment of Basic Rent or, if applicable, Renewal Rent and disregarding any indemnity payments waived by such Indemnitee) over the then-remaining Term is equal to at least 5% of Basic Rent (and, if applicable, Renewal Rent) payable over the remaining Term, and (ii) future payments of the Taxes giving rise to the indemnity or indemnities will not be required if the Lessee purchases the Aircraft.

         Maturity:  with  respect  to any  Certificate,  the date on  which  the  final  principal  amount  of such
Certificate is scheduled to be due and payable.

         Minimum Maintenance Standards has the meaning specified in ss. 9(b) of the Lease.

         Moody's: Moody's Investors Service, Inc.

         Net Present Value of Rents: the net present cost to the Lessee, as of the Delivery Date, of all Basic Rent payments through the EBO Date, plus the EBO
Price, discounted at the Debt Rate compounded semi-annually.

         Non-U.S. Person: any Person other than a U.S. Person.

         Obsolete Parts: Parts which the Lessee in good faith determines to be obsolete or no longer suitable or appropriate for use on the Airframe or any Engine and which the Lessee is authorized to remove from the Aircraft, and not replace, pursuant to the last sentence of ss. 9(d) of the Lease.

         Offering  Memo:  the  Lessee's  September  19,  1997  Offering  Memorandum   concerning  the  Pass-Through
Certificates.

         Officer's  Certificate:  when delivered  pursuant to the Indenture,  a certificate signed by a Responsible
Officer of the Lessee or the Owner Trustee,  as the case may be, and delivered to the Indenture Trustee.  Each such certificate shall include the statements provided for in ss. 15.07 of the Indenture.

         Old Lease:  the  ________,  1997  Aircraft  Interim  Lease  Agreement,  between the Seller and the Lessee, concerning the Aircraft.

         Old Lease Termination:  the Lease Termination Agreement,  dated the date of the Lease Supplement,  between the Seller and the Lessee, pertaining to the Old Lease.

         Operative Agreements: the Participation Agreement, the Trust Agreement, the FAA Bill of Sale, the Warranty Bill of Sale, the ACA Guaranty, the Purchase
Agreement,  the  Purchase  Agreement  Assignment,  the PAA  Consent,  the Engine
Warranty  Assignment,  the Lease  (including  the Lease  Supplement),  the Owner
Participant Guaranty, if any, the Certificates outstanding at the time of reference, the Indenture (including the Indenture Supplement), the Tax Indemnity
Agreement,  each Liquidity Facility, the Intercreditor Agreement, the Deficiency
Agreement, the RVG, the Collateral Account Control Agreement, and any Assignment and Assumption Agreement.

         Opinion of Counsel: when delivered pursuant to the Indenture, a written opinion of legal  counsel,  who in the case of counsel (a) for the Lessee may be
(i) the general counsel of the Lessee,  (ii) Troutman Sanders LLP or a successor firm, or (iii) other  outside  counsel  designated by the Lessee and  reasonably satisfactory  to the  Indenture  Trustee,  and (b) for the Owner  Trustee or the
Indenture   Trustee,   an  attorney  selected  by  such  Person  and  reasonably
satisfactory  to the Lessee  and, in the case of the Owner  Trustee,  reasonably satisfactory to the Indenture Trustee.

         Outstanding:  when used with respect to Certificates,  as of the date of determination  and subject to the provisions of ss. 10.04 of the Indenture,  all Certificates  theretofore  executed and delivered under the Indenture, with the exception of the following:

                  (i) Certificates theretofore canceled by the Indenture Trustee
                  or  delivered  to  the  Indenture   Trustee  for  cancellation
                  pursuant to ss. 2.08 of the Indenture or otherwise;

                  (ii) Certificates for which prepayment money in the necessary amount has been theretofore deposited with the Indenture
                  Trustee in trust for the Holders of such Certificates pursuant to ss. 14.01 of the Indenture; provided, that if such Certificates are to be prepaid, notice of such prepayment has been duly given pursuant to the Indenture or provision therefor satisfactory to the Indenture Trustee has been made;
                  and

                  (iii)  Certificates  in exchange for or in lieu of which other
                  Certificates  have been  executed  and  delivered  pursuant to
                  Article II of the Indenture.

         Owner Participant: the Person to whom on the Delivery Date (or, if earlier, the Transfer Date) the Initial Owner Participant shall transfer its Beneficial Interest pursuant to Section 3.02 of the Participation Agreement and any successors thereto, and any Person to which the Owner Participant transfers, in accordance with the Trust Agreement and the Participation Agreement, its right, title and interest in and to the Operative Agreements and the Lessor's
Estate.

         Owner Participant Guarantor:  the provider of an Owner Participant Guaranty.

         Owner  Participant  Guaranty:  any  guaranty  delivered  in  compliance  with ss.__(d) of the  Participation
Agreement.

         Owner  Trustee:  State  Street Bank and Trust  Company of  Connecticut,
National Association, not in its individual capacity except as otherwise expressly stated, but solely as trustee under the Trust Agreement.

         Owner Trustee Guarantor: the provider of an Owner Trustee Guaranty.

         Owner Trustee  Guaranty:  any guaranty  delivered in compliance with  ss. 11.01(b)(ii)  of the Participation
Agreement.

         Owner's Economic Return: the Owner Participant's anticipated net after-tax yield and aggregate after-tax cash flow during the Basic Term, using the multiple investment sinking fund method of analysis, computed on the basis of the same methodology and assumptions, including tax assumptions, as were utilized by the initial Owner Participant in determining the Basic Rent, EBO
Price, EBO Date, Stipulated Loss Values and Termination Values, as the case may be, as in effect on the date of execution of the Participation Agreement by the Owner Participant as such assumptions may be adjusted for events which have been the basis of adjustments to Rent pursuant to ss. 3(d) of the Lease.

         PAA Consent:  the PAA Consent,  dated as of the Delivery Date, executed by the Manufacturer and pertaining to the Aircraft.

         Participation  Agreement:  the Participation  Agreement (Atlantic Coast
Airlines Trust No. ____),  dated as of September 30, 1997, among the Lessee, the
Owner Trustee not in its individual capacity except as otherwise expressly provided therein, but solely as owner trustee, the Initial Owner Participant, the Indenture Trustee not in its individual capacity except as otherwise expressly provided therein, but solely as indenture trustee, the Pass-Through
Trustee not in its individual capacity except as otherwise expressly provided therein, but solely as Pass-Through trustee and the Subordination Agent not in its individual capacity except as otherwise expressly provided therein, but solely as subordination agent.

         Parts: all appliances, parts, components, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (other than complete Engines or engines) which may from time to time be incorporated in the Airframe or any Engine or title to which remains vested in the Lessor pursuant to ss. 9(d) of the Lease.

         Pass-Through  Agreement:  each of the four  Pass-Through  Trust Agreements dated as of September 25,  1997 among the Lessee, ACA Inc. and the Pass-Through Trustee.

         Pass-Through  Certificates:   any  of  the  Pass-Through  Certificates,
1997-1-A,   the   Pass-Through   Certificates,    1997-1-B,   the   Pass-Through
Certificates, 1997-1-C, or the Pass-Through Certificates, 1997-1-D, in each case as issued by the related  Pass-Through  Trust; and  "Pass-Through  Certificates"
means all of the  Pass-Through  Certificates  issued by each of the Pass-Through
Trusts.

         Pass-Through  Closing Date:  the Business Day on which the sale of the  Pass-Through  Certificates  to the
Placement Agent pursuant to the Placement Agreement takes place.

         Pass-Through  Trust:.  the Atlantic Coast Airlines 1997-1  Pass-Through
Trust  Class A,  Atlantic  Coast  Airlines  1997-1  Pass-Through  Trust Class B,
Atlantic Coast Airlines  1997-1  Pass-Through  Trust Class C, and Atlantic Coast
Airlines 1997-1 Pass-Through Trust Class D, in each case formed pursuant to the Pass-Through Agreement; and "Pass-Through Trusts" means all of such Pass-Through
Trusts.

         Pass-Through Trustee: The First National Bank of Maryland, a national banking association, in its capacity as Pass-Through Trustee under each Pass-Through Agreement and each Pass-Through Trust.

         Past Due  Rate:  in  respect  of (a) any  amount  payable  to the Owner
Participant or the Owner Trustee a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to 2% plus the Debt Rate, and (b) any principal of or interest on any Certificate or any other amount payable under the Indenture, any Certificate or any other Operative Agreement that is not paid when due (whether at Maturity, by acceleration, by optional or mandatory prepayment or otherwise) to any Holder, the Indenture Trustee or the Pass-Through Trustee, a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to (i) in the case of any such amount payable to the Holder of any Certificate, 2% plus the interest rate applicable to such Certificate, and (ii) in the case of any other such amount, 2% plus the Debt
Rate (but, in each case, in no event greater than the maximum interest rate permitted by applicable law).

         Payment Date: each January 1 and July 1, commencing on January 1, 1998.

         Permitted Air Carrier: (1) any Section 1110 Person that is not subject to bankruptcy or similar proceedings when the sublease begins, (2) after the end of the Recovery Period (or before that date, if the Lessee prepays in a lump sum any indemnity required under the Tax Indemnity Agreement as a result of a sublease to such foreign air carrier), any foreign air carrier that is not subject to bankruptcy or similar proceedings when the sublease term begins and that is principally based in and a domiciliary of any foreign country listed on Exhibit E-2 to the Lease, except those that do not maintain normal diplomatic relations with the United States or with which it would constitute a breach of applicable laws for the Lessor, the Indenture Trustee, or the Owner Participant to engage directly or indirectly in business, or (3) after the end of the Recovery Period (or before that date, if the Lessee prepays in a lump sum any indemnity required under the Tax Indemnity Agreement as a result of a sublease to such foreign carrier), with the Owner Participant's prior written consent, any foreign air carrier that is not principally based in and a domiciliary of a country listed on Exhibit E-2 to the Lease, if at the time of such sublease the Owner Participant receives an opinion satisfactory to the Owner Participant from counsel satisfactory to the Owner Participant to the effect that there exists no possessory rights in favor of such sublessee under the laws of such sublessee's country which would, upon the bankruptcy of or other default by the Lessee (and assuming that at such time the sublessee is not insolvent or bankrupt) prevent the return of the Aircraft or part thereof to the Lessor in accordance with and when permitted by the terms of the Lease upon the exercise by the Lessor of its remedies thereunder, provided that at the time of the sublease the United States maintains diplomatic relations with the country in which such foreign air carrier is based.

         Permitted  Investments:  (a) direct obligations of the United States of
America  or  any  agency  or  instrumentality  thereof,  (b)  obligations  fully guaranteed  by the United  States of  America  or any agency or  instrumentality thereof,  (c) certificates of deposit issued by, or bankers'  acceptances of, or time deposits or a deposit  account with, any bank,  trust company,  or national banking association  incorporated or doing business under the laws of the United
States of America or one of the states  thereof,  having a combined  capital and surplus of at least  $100,000,000  and having a rating of "A" or better from the
Keefe Bank Watch Service, (d) commercial paper issued by companies in the United
States  which  directly  issue  their own  commercial  paper and which are doing business  under the laws of the  United  States of  America or one of the states thereof and in each case having a rating assigned to such commercial  paper by a nationally  recognized rating organization in the United States of America equal to the highest rating assigned by such  organization,  or (e) obligations of the type described in clauses (a) through (d) above,  purchased from any bank, trust company,  or banking  association  referred  to in clause (c) above  pursuant to
repurchase   agreements   obligating  such  bank,  trust  company,   or  banking
association to repurchase  any such  obligation not later than 30 days after the purchase of any such obligation.  Unless  otherwise  specified in writing by the
Owner  Trustee,  all such Permitted  Investments  shall mature not later than 30 days from the date of purchase.

         Permitted Lien: a Lien permitted under ss. 8 of the Lease.

         Permitted Sublessee: any Permitted Air Carrier; or any airframe or engine manufacturer, or Affiliate of such a manufacturer, which is domiciled in the United States of America or, after the end of the Recovery Period (or before that date, if the Lessee prepays in a lump sum any indemnity required under the Tax Indemnity Agreement as a result of a sublease to such foreign manufacturer) domiciled in a country listed on Exhibit E-2 to the Lease, or in any other country to which the Owner Participant gives its prior written consent (which shall not be unreasonably withheld or delayed).

         Person:  any  individual,  sole  proprietorship,   partnership,   joint
venture, joint stock company, trust, unincorporated  organization,  association, corporation,  institution,  entity or government (federal, state, local, foreign or any agency, instrumentality, division or body thereof).

         Placement Agent: Morgan Stanley & Co. Incorporated.

         Placement  Agreement:  the Placement Agreement dated September 19, 1997 among the Lessee and the Placement
         --------------------
Agent.

         Prepayment Date has the meaning specified in ss. 6.02(b) of the Indenture.

         Prepayment Price has the meaning specified in ss. 6.02(b) of the Indenture.

         Principal  Amount:  with  respect to a  Certificate  means the stated  original  principal  amount of such
Certificate and, with respect to all  Certificates,  means the aggregate stated original  principal  amounts of all
Certificates.

         Property:  any right or  interest  in or to property of any kind  whatsoever,  whether  real,  personal or mixed and whether tangible or intangible.

         Purchase  Agreement:  the  Purchase  Agreement  (No.  RJ 350),  dated as of January 8, 1997,  between  the
Manufacturer  and the Lessee,  including all exhibits,  appendices  and letter  agreements,  but only to the extent that  the  foregoing  relate  to the  Aircraft  and to the  extent  assigned  pursuant  to the  Purchase  Agreement
Assignment.

         Purchase  Agreement  Assignment:  the Purchase  Agreement  Assignment  (Atlantic  Coast Airlines Trust No.
__________),  dated as of the Delivery Date between the Lessor and the Lessee in substantially  the form of Exhibit
E of the Participation  Agreement,  as such form may be amended on or prior to the Delivery Date;  provided that no such amendment shall materially adversely affect the interests of the Holders of the Certificates.

         Purchase Price: the Lessor's Cost as set forth on Exhibit B to the Lease.

         Rating Agencies: collectively, at any time, each nationally recognized rating agency which shall have been requested to rate the Pass-Through
Certificates and which shall then be rating the Pass-Through Certificates. The initial Rating Agencies will be Moody's and S&P.

         Rating Agency Confirmation: with respect to any Operative Agreement that is to be modified in any material respect on the Delivery Date or the Transfer Date, if applicable, a written confirmation from each of the Rating
Agencies that the use of such Operative Agreement with such modifications would not result in (i) a reduction of the rating for any Class of Pass Through
Certificates  below  the then  current  rating  for such  Class of Pass  Through
Certificates or (ii) a withdrawal or suspension of the rating of any Class of Pass Through Certificates.

         Record Date: with respect to Payment Dates under the Indenture (except a date for payment of defaulted interest), December 15 for January 1 Payment
Dates and June 15 for July 1 Payment Dates, whether or not such date is a Business Day.

         Recourse Amount has the meaning specified in ss. 17.10 of the Participation Agreement.

         Recovery Period:  the period prior to the end of the Owner  Participant's  taxable year which includes the seventh anniversary of the Delivery Date.

         Refinancing:  a  non-recourse  loan to the  Lessor  arranged  pursuant  to  ss. 15.01  of the  Participation
Agreement.

         Register has the meaning set forth in ss. 3.02 of the Indenture.

         Registrar has the meaning set forth in ss. 3.02 of the Indenture.

         Regulation  D:  Regulation  D of the Board of  Governors of the Federal
Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

         Related Indentures:  collectively, (i) the Trust Indenture and Security
Agreement for each of Atlantic  Coast Airlines  Trust Nos.  _______,  _________,
________,  _________, and ________, each dated as of September 26, 1997, between the Owner  Trustee  and the  Indenture  Trustee,  (ii) the Trust  Indenture  and
Security  Agreement  for each of  Atlantic  Coast  Airlines  Trust Nos.  N306UE,
N310UE, N311UE, and N314UE, each dated as of September 26, 1997, between the Owner Trustee and the Indenture Trustee, each with respect to a Jetstream J-41 aircraft, and (iii) the Trust Indenture and Security Agreement dated as of September 26, 1997 between Atlantic Coast Airlines and the Indenture Trustee.

         Related  Leases:  the other lease  agreements  between the Lessor (acting as Owner Trustee for the benefit of the Owner Participant) and the Lessee, each with respect to a Canadair Regional Jet Series 200ER aircraft.

         Remaining Weighted Average Life: on a given date with respect to any Certificate the number of days equal to the quotient obtained by dividing (i) the sum of each of the products obtained by multiplying (a) the amount of each then remaining scheduled payment of principal of such Certificate by (b) the number of days from and including such prepayment date to but excluding the dates on which each such payment of principal is scheduled to be made; by (ii) the then outstanding principal amount of such Certificate.

         Removable Improvements has the meaning set forth in ss. 9(e) of the Lease.

         Renewal Rent: the amount  payable by the Lessee as rent in accordance  with ss. 3(h) of the Lease during any
Renewal Term.

         Renewal  Term:  one or more terms with respect to which the Lessee has  exercised  its option to renew the
Lease pursuant to ss. 3(h) thereof.

         Rent:  all payments  due from the Lessee under the Lease as Basic Rent,  Renewal  Rent,  and  Supplemental
Rent, collectively.

         Rent Payment Date: each Payment Date during the Term.

         Reoptimization Date has the meaning specified in ss. 15.02(a) of the Participation Agreement.

         Replacement Aircraft: any aircraft substituted for the Aircraft pursuant to ss. 11(a)(1) of the Lease.

         Replacement Airframe: has the meaning set forth in ss. 11(a)(1) of the Lease.

         Replacement Engine: a General Electric CF34-3B1 engine (or an engine of the same or another manufacturer) of equal or greater value, airworthiness, remaining useful life and utility as the Engine being replaced (determined without regard to hours or cycles remaining until the next scheduled overhaul, but assuming that the Engine replaced was in the condition required by the Lease), together with all Parts relating to such engine, which is substituted for an Engine pursuant to the terms of the Lease; provided, however, that if such replacement engine is not a General Electric CF34-3B1 engine, such replacement engine must then be commonly used in the commercial aviation industry on Canadair Regional Jet Series 200ER airframes; and provided further, that the Engines subject to the Lease at any given time shall be of the same make and model.

         Replacement Parts has the meaning set forth in ss. 9(d) of the Lease.

         Responsible  Officer:  with  respect to the Owner  Trustee  (except for purposes of the Trust  Agreement  in which case the  definition  of  Responsible
Officer  set forth in ss.  3.10 of the Trust  Agreement  is  applicable)  or the
Indenture  Trustee,  any officer in its Corporate Trust  Administration,  as the case  may be,  designated  by such  Person  to  perform  obligations  under  the
Operative Agreements, and with respect to any other party, any corporate officer
of  a  party  who,  in  the  normal   performance  of  his  or  her  operational
responsibilities,  with respect to the subject matter of any covenant, agreement or obligation  of such party  pursuant to any  Operative  Agreement,  would have responsibility  for and  knowledge  of such matter and the  requirements  of any
Operative Agreement with respect thereto.

         RVG: the Residual  Agreement,  dated as of the Delivery  Date,  between the  Manufacturer  and the Lessor, pertaining to the Aircraft.

         S&P: Standard & Poor's Ratings Group.

         Scheduled  Delivery  Date: the Delivery Date  specified in the Delivery  Notice  pursuant to ss. 3.01 of the
Participation Agreement.

         SDIQ: Societe de Developpment Industriel du Quebec, a Quebec corporation.

         SEC:  the  Securities  and  Exchange  Commission  of the  United  States  and any  successor  agencies  or authorities.

         Section  1110  Person:  a Citizen of the United  States who is an air carrier  holding a valid air carrier operating  certificate  issued  pursuant  to 49  U.S.C.  ch.  447  for  aircraft  capable  of  carrying  10 or more individuals.

         Secured Obligations has the meaning specified in the Granting Clause of the Indenture.

         Securities Act: the Securities Act of 1933, as amended.

         Seller: [Bombardier Capital Inc./First Security Bank, National Association] [the Manufacturer].

         Series  "A"  or  "Series  A  Certificates":   Certificates  issued  and
designated  as  "Series  A" under the  Indenture,  in the  Principal  Amount and maturities and bearing interest as specified in Exhibit B to the Indenture under the heading "Series A".

         Series  "B"  or  "Series  B  Certificates":   Certificates  issued  and
designated  as  "Series  B" under the  Indenture,  in the  Principal  Amount and maturities and bearing interest as specified in Exhibit B to the Indenture under the heading "Series B".

         Series  "C"  or  "Series  C  Certificates":   Certificates  issued  and
designated  as  "Series  C" under the  Indenture,  in the  Principal  Amount and maturities and bearing interest as specified in Exhibit B to the Indenture under the heading "Series C".

         Series  "D"  or  "Series  D  Certificates":   Certificates  issued  and
designated  as  "Series  D" under the  Indenture,  in the  Principal  Amount and maturities and bearing interest as specified in Exhibit B to the Indenture under the heading "Series D".

         Sinking Fund Redemption Date has the meaning specified in ss. 6.06 of the Indenture.

         Sinking Fund Redemption Price has the meaning specified in ss. 6.06 of the Indenture.

         SLV Determination Date has the meaning set forth in ss. 11(a)(2) of the Lease.

         Special Aviation Counsel: Daugherty, Fowler & Peregrin.

         Specified  Default:  (a) an event or condition  described in ss. 14(a),  (b), (h), or (i) of the Lease that, after the giving of notice or lapse of time,  or both,  would  mature into an Event of Default,  or (b) an Event of
Default.

         Specified Investments: (a) direct obligations of the United States of America or obligations fully guaranteed by the United States of America; (b) commercial paper rated A-1/P-1 by S&P and Moody's, respectively or, if such ratings are unavailable, rated by any nationally recognized rating organization in the United States equal to the highest rating assigned by such rating organization; (c) investments in negotiable certificates of deposit, time deposits, banker's acceptances, commercial paper or other direct obligations of, or obligations guaranteed by, commercial banks organized under the laws of the United States or of any political subdivision thereof (or any U.S. branch of a foreign bank) with issuer ratings of at least B/C by Thomson Bankwatch, having maturities no later than 90 days following the date of such investment; (d) overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers; or (e) overnight repurchase agreements with respect to the securities described in clause (a) above entered into with an office of a bank or trust company which is located in the United States of America or any bank or trust company which is organized under the laws of the United States or any state thereof and has capital, surplus and undivided profits aggregating at least $500 million.

         SSB:  State  Street  Bank and Trust  Company of  Connecticut,  National  Association,  a national  banking association.

         Stipulated Loss Value: (1) as of any Stipulated Loss Value Date during the Basic Term, the amount determined as set forth in Exhibit C to the Lease for that Payment Date, and (2) during any Renewal Term, the amount for the date involved, determined in accordance with ss. 3(h) of the Lease.

         Stipulated  Loss Value Date: for any month,  the day in such month specified in Exhibit C to the Lease or, if such day is not a Business Day, the immediately succeeding Business Day.

         Sublease: any sublease agreement covering any Item(s) between the Lessee and a Permitted Sublessee.

         Sublessee: a Permitted Sublessee under a Sublease in effect at the time in question.

         Subordination  Agent:  The First National Bank of Maryland,  a national  banking  association,  not in its individual capacity but solely as Subordination Agent.

         Supplemental Rent: (a) all amounts, liabilities, indemnities and obligations (other than Basic Rent or Renewal Rent) which the Lessee assumes or agrees to pay under the Lease or under the Participation Agreement or Tax
Indemnity  Agreement or any other Operative  Agreement to the Lessor,  the Owner
Participant,  the Indenture  Trustee,  the  Subordination  Agent,  any Liquidity
Provider or others, including,  without limitation,  payments of Stipulated Loss
Value, EBO Price, and amounts calculated by reference to Termination Value, any amounts of Make-Whole Premium payable under the Indenture (other than any Make-Whole Premium payable as a result of an Indenture Event of Default that is not a Lessee Event of Default, and all amounts required to be paid by Lessee under the agreements, covenants, and indemnities contained in the Lease or in the Participation Agreement or the Tax Indemnity Agreement or any other
Operative Agreement, but excluding Basic Rent and Renewal Rent, and (b) all amounts that the Owner Trustee is obligated to pay in accordance with clause (b) of the last paragraph of ss. 2.04 of the Indenture.

         Tax or Taxes has the meaning set forth in ss. 8.01(a) of the Participation Agreement.

         Tax Indemnity  Agreement:  the Tax Indemnity Agreement  (Atlantic Coast Airlines Trust No. ______),  dated as of the Delivery Date or the Transfer Date, between the Lessee and the Owner Participant.

         Term: the Basic Term of the lease for the Aircraft  under the Lease and, if renewed  pursuant to ss. 3(h) of the Lease, each Renewal Term for the Aircraft for which the Lease is renewed.

         Termination  Date:  the date of  termination  of the Lease as  specified by the Lessee in its notice given pursuant to ss. 3(g) thereof.

         Termination Value: as of any Payment Date, the amount determined as set forth in Exhibit D to the Lease for that Payment Date, adjusted as required by ss. 3(d) of the Lease. Notwithstanding any other provisions of the Lease or the Participation Agreement or the Indenture, each Termination Value for the Aircraft shall be, under any circumstances and in any event, an amount, together with Basic Rent due and owing through the date of payment of Termination Value, at least sufficient to pay in full as of such date of payment the aggregate unpaid principal amount of and accrued interest on the Certificates outstanding on such date of payment (assuming that principal and interest payments with respect to the Certificates have been paid when due).

         Termination  Value Date: for any month,  the day in such month  specified in Exhibit D to the Lease or, if such day is not a Business Day, the immediately succeeding Business Day.

         Transaction Costs:  those costs and expenses set forth in ss. 10.01(a) of the Participation  Agreement to be borne by the Owner Participant.

         Transfer Date: has the meaning set forth in Section 2.02(b) of the Participation Agreement.

         Transportation Code: Title 49 of the United States Code, subtitle VII, as amended and in effect on the date of the Lease or as subsequently amended, or any successor or substituted legislation at the time in effect and applicable, and the regulations promulgated pursuant thereto.

         Treasury Yield: at the time of determination with respect to any Certificate, the interest rate (expressed as a semi-annual equivalent and as a decimal and, in the case of United States Treasury bills, converted to a bond equivalent yield) determined to be the per annum rate equal to the semi-annual yield to maturity for United States Treasury securities maturing on the Average
Life Date of such Certificate and trading in the public securities markets either as determined by interpolation between the most recent weekly average yield to maturity for two series of United States Treasury securities, trading in public securities markets, (i) one maturing as close as possible to, but earlier than, the Average Life Date of such Certificate and (ii) the other maturing as close as possible to, but later than, the Average Life Date of such Certificate, in each case as published in the most recent H.15(519) or, if a weekly average yield to maturity for United States Treasury securities maturing on the Average Life Date of such Certificate is reported on the most recent H.15
(519),  such weekly  average  yield to maturity as published in such  H.15(919).
"H.15(519)" means the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal
Reserve System. The date of determination of a Make-Whole Premium will be the third Business Day prior to the applicable prepayment date and the "most recent
H.15(519)" means the H.15(519) published prior to the close of business on the third Business Day prior to the applicable prepayment date.

         Trust  Agreement:  the  Trust  Agreement  (Atlantic  Coast  Airlines  Trust No.  __________),  dated as of
September 1, 1997, between the Initial Owner Participant and the Owner Trustee in its individual capacity.

         Trust Estate: the Lessor's Estate.

         Trust Indenture Act: the Trust Indenture Act of 1939, as amended.

         Trust Indenture Estate: all estate, right, title and interest of the Indenture Trustee in and to any of the property, rights, interests and privileges granted to the Indenture Trustee pursuant to the Granting Clause of the Indenture, other than Excepted Payments and any and all other rights of the Owner Trustee or the Owner Participant expressly reserved to the Owner Trustee or the Owner Participant pursuant to the Indenture.

         United States, U.S., or US: the United States of America.

         U.S. Person: a Person described in ss. 7701(a)(30) of the Code.

         Warranty Bill of Sale: the full warranty bill of sale covering the Aircraft (and specifically referring to each Engine) executed by the Seller as owner of the Aircraft in favor of the Owner Trustee and to be dated the Delivery
Date.




iv



-------------------------------------------------------------------------------------------------------------------




                     TRUST INDENTURE AND SECURITY AGREEMENT

                    (Atlantic Coast Airlines Trust No. ____)

                         dated as of September 26, 1997


                                     between

                       STATE STREET BANK AND TRUST COMPANY
                      OF CONNECTICUT, NATIONAL ASSOCIATION,
             not in its individual capacity, but solely as trustee,
                                  Owner Trustee


                                       and

                      THE FIRST NATIONAL BANK OF MARYLAND,
             not in its individual capacity, but solely as trustee,
                                Indenture Trustee



                             COVERING ONE CANADAIR REGIONAL JET, SERIES 200ER AIRCRAFT
                  SERIAL NO. _____, REGISTRATION NO. __________




-------------------------------------------------------------------------------------------------------------------







iv

                                TABLE OF CONTENTS



                                                                                                               Page


Initial Recitals
Granting Clause

HABENDUM CLAUSE...................................................................................................5


ARTICLE I - DEFINITIONS...........................................................................................7

Section 1.01. Definitions.........................................................................................7

ARTICLE II - ISSUE, EXECUTION, FORM AND REGISTRATION OF CERTIFICATES; COLLATERAL ACCOUNT..........................7

Section 2.01. Authentication and Delivery of Certificates.........................................................7
Section 2.02. Execution of Certificates...........................................................................7
Section 2.03. Certificate of Authentication.......................................................................7
Section 2.04. Form and Terms of Certificates; Payments on Certificates............................................8
Section 2.05. Payments from Trust Indenture Estate Only..........................................................10
Section 2.06. Registration. Transfer and Exchange................................................................10
Section 2.07. Mutilated. Defaced, Destroyed, Lost and Stolen Certificates........................................11
Section 2.08. Cancellation of Certificates: Destruction Thereof..................................................12
Section 2.09. Temporary Certificates.............................................................................12
Section 2.10. Termination of Interest in Trust Indenture Estate..................................................13
Section 2.11. Certificates in Respect of Replacement Aircraft....................................................13
Section 2.12. Assumption of Obligations Under Certificates and Other Operative Agreements........................13
Section 2.13. Establishment of Collateral Account................................................................13
Section 2.14. Investment of Funds on Deposit in the Collateral Account...........................................14
Section 2.15. Release of Collateral Account on Delivery Date or Assumption of Certificates.......................14
Section 2.16. Cut-Off Date.......................................................................................15
Section 2.17. Subordination......................................................................................15
Section 2.18. Reoptimization.....................................................................................16

ARTICLE III - COVENANTS..........................................................................................16

Section 3.01. Payment of Principal. Make-Whole Premium and Interest..............................................16
Section 3.02. Offices for Payments, etc..........................................................................16
Section 3.03. Appointment to Fill a Vacancy in Office of Indenture Trustee.......................................16
Section 3.04. Paying Agents......................................................................................16
Section 3.05. Covenants of SSB and the Owner Trustee.............................................................17
Section 3.06. [Reserved].........................................................................................17
Section 3.07. Disposal of Trust Indenture Estate.................................................................18
Section 3.08. No Representations or Warranties as to Aircraft or Documents.......................................18
Section 3.09. Further Assurances: Financing Statements...........................................................18

ARTICLE IV - HOLDER LISTS........................................................................................18

Section 4.01. Holder Lists: Ownership of Certificates............................................................18

ARTICLE V - RECEIPT, DISTRIBUTION AND APPLICATION OF INCOME FROM THE TRUST INDENTURE ESTATE......................19

Section 5.01. Basic Rent Distribution............................................................................19
Section 5.02. Event of Loss and Replacement; Prepayment..........................................................20
Section 5.03. Payment After Indenture Event of Default. etc......................................................21
Section 5.04. Certain Payments...................................................................................23
Section 5.05. Other Payments.....................................................................................23
Section 5.06. Payments to Owner Trustee..........................................................................23
Section 5.07. Application of Payments............................................................................23
Section 5.08. Investment of Amounts Held by Indenture Trustee....................................................24
Section 5.09. Withholding Taxes..................................................................................25
Section 5.10. Letter of Credit...................................................................................25

ARTICLE VI - PREPAYMENT OF CERTIFICATES..........................................................................25

Section 6.01. No Prepayment Except as Specified..................................................................25
Section 6.02. Prepayment of Certificates.........................................................................25
Section 6.03. Notice of Prepayment to Holders....................................................................27
Section 6.04. Deposit of Prepayment Price and Sinking Fund Redemption Price......................................27
Section 6.05. Certificates Payable on Prepayment Date............................................................28
Section 6.06. Mandatory Sinking Fund Redemption..................................................................28

ARTICLE VI - INDENTURE EVENTS OF DEFAULT; REMEDIES OF INDENTURE TRUSTEE AND HOLDERS..............................28

Section 7.01. Indenture Event of Default.........................................................................28
Section 7.02. Remedies...........................................................................................30
Section 7.03. Return of Aircraft. etc............................................................................32
Section 7.04. Indenture Trustee May Prove Debt...................................................................34
Section 7.05. Remedies Cumulative................................................................................35
Section 7.06. Suits for Enforcement..............................................................................35
Section 7.07 Discontinuance of Proceedings.......................................................................36
Section 7.08. Limitations on Suits by Holders....................................................................36
Section 7.09. Unconditional Right of Holders to Payments on Certificates.........................................36
Section 7.10. Control by Holders.................................................................................36
Section 7.11. Waiver of Past Indenture Default...................................................................37
Section 7.12. Notice of Indenture Default........................................................................37

ARTICLE VIII  - RIGHTS OF THE OWNER TRUSTEE AND THE OWNER PARTICIPANT............................................38

Section 8.01. Certain Rights of Owner Trustee and Owner Participant..............................................38
Section 8.02. Owner Participant's Right to Prepay or Purchase the Certificates...................................40
Section 8.03. Certain Rights of Owner Participant................................................................41

ARTICLE IX - CONCERNING THE INDENTURE TRUSTEE....................................................................43

Section 9.01. Acceptance of Trusts...............................................................................43
Section 9.02 Duties Before;  and During, Existence of Indenture Event of Default.................................43
Section 9.03. Certain Rights of the Indenture Trustee............................................................44
Section 9.04. Indenture Trustee Not Responsible for Recitals, Certificates or Proceeds...........................45
Section 9.05. Indenture Trustee and Agents May Hold Certificates; Collections, etc...............................46
Section 9.06. Moneys Held by Indenture Trustee...................................................................46
Section 9.07. Right of Indenture Trustee to Rely on Officer's Certificate, etc...................................46
Section 9.08. Replacement Airframes and Replacement Engines......................................................46
Section 9.09 Indenture Supplement for Replacements...............................................................49
Section 9.10. Effect of Replacement..............................................................................49
Section 9.11. Compensation.......................................................................................49

ARTICLE X - CONCERNING THE HOLDERS...............................................................................49

Section 10.01. Evidence of Action Taken by Holders...............................................................49
Section 10.02. Proof of Execution of Instruments and of Holding of Certificates..................................50
Section 10.03. Holders to Be Treated as Owners...................................................................50
Section 10.04. Certificates Owned by Owner Trustee or Lessee Deemed Not Outstanding..............................50
Section 10.05. Right of Revocation of Action Taken...............................................................51
Section 10.06. ERISA.............................................................................................51

ARTICLE XI - INDEMNIFICATION OF INDENTURE TRUSTEE BY OWNER TRUSTEE...............................................51


ARTICLE XII - SUCCESSOR TRUSTEES.................................................................................52

Section 12.01. Notice of Successor Owner Trustee.................................................................52
Section 12.02. Resignation and Removal of Indenture Trustee: Appointment of Successor............................52
Section 12.03. Persons Eligible for Appointment as Indenture Trustee.............................................53
Section 12.04. Acceptance of Appointment by Successor Trustee....................................................54
Section 12.05. Merger, Consolidation or Succession to Business of Indenture Trustee..............................54
Section 12.06. Appointment of Separate Trustees..................................................................55

ARTICLE XIII -  SUPPLEMENTS AND AMENDMENTS TO THIS TRUST INDENTURE AND OTHER DOCUMENTS...........................56

Section 13.01. Supplemental Indentures Without Consent of Holders................................................56
Section 13.02. Supplemental Indentures With Consent of Holders...................................................58
Section 13.03. Effect of Supplemental Indenture..................................................................59
Section 13.04. Documents to Be Given to Indenture Trustee........................................................59
Section 13.05. Notation on Certificates in Respect of Supplemental Indentures....................................59
Section 13.06. No Request Necessary for Lease Supplement or Indenture Supplement.................................59
Section 13.07. Notices to Liquidity Providers....................................................................59

ARTICLE XIV - SATISFACTION AND DISCHARGE OF INDENTURE;UNCLAIMED MONEYS...........................................60

Section 14.01. Satisfaction and Discharge of Indenture: Termination of Indenture.................................60
Section 14.02. Application by Indenture Trustee of Funds Deposited for Payment of Certificates...................61
Section 14.03. Repayment of Moneys Held by Paying Agent..........................................................61
Section 14.04. Transfer of Unclaimed Money Held by Indenture Trustee and Paying Agent............................61

ARTICLE XV - MISCELLANEOUS.......................................................................................61

Section 15.01. Capacity in Which Acting..........................................................................61
Section 15.02. No Legal Title to Trust Indenture Estate in Holders...............................................61
Section 15.03. Sale of Trust Indenture Estate by Indenture Trustee is Binding....................................62
Section 15.04. Indenture Benefits Trustees, Participants, Lessee, and Liquidity Providers Only...................62
Section 15.05. No Action Contrary to Lessee's Rights Under the Lease.............................................62
Section 15.06. Notices...........................................................................................62
Section 15.07. Officer's Certificates and Opinions of Counsel....................................................62
Section 15.08. Severability......................................................................................63
Section 15.09. No Oral Modifications or Continuing Waivers.......................................................63
Section 15.10. Successors and Assigns............................................................................63
Section 15.11. Headings..........................................................................................63
Section 15.12. Normal Commercial Relations.......................................................................63
Section 15.13. Governing Law; Counterparts.......................................................................64




Exhibit A         --       Form of Indenture and Security Agreement Supplement
Exhibit B         --       Form of Certificate

Schedule I        --       Definitions

Schedule II       --       Amortization Schedule






66



                     TRUST INDENTURE AND SECURITY AGREEMENT
                      (ATLANTIC COAST AIRLINES TRUST NO. )



               TRUST INDENTURE AND SECURITY  AGREEMENT  (ATLANTIC COAST AIRLINES
TRUST NO. _________) dated as of September 26, 1997 (the  "Indenture"),  between
STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, except as otherwise specifically set forth herein (when acting in such individual capacity, "SSB"), but solely as owner trustee (the "Owner Trustee") under the Trust Agreement, as defined herein, and THE FIRST NATIONAL BANK OF MARYLAND, a national banking association (when acting in its individual capacity, "FNBM"), as Indenture Trustee hereunder (the "Indenture Trustee").


    W I T N E S S E T H:


         WHEREAS, capitalized terms used herein shall have the respective meanings set forth or referred to in Article I hereof;

         WHEREAS, the Initial Owner Participant and SSB have, prior to the execution and delivery of this Indenture, entered into a Trust Agreement
(Atlantic Coast Airlines Trust No.  ___________) dated as of September 26, 1997,
(as amended or otherwise modified from time to time in accordance with the provisions thereof and of the Participation Agreement, the "Trust Agreement"), whereby, among other things, SSB has declared a certain trust for the use and benefit of the Initial Owner Participant, subject, however, to the Lien of this Indenture for the use and benefit of, and with the priority of payment to, the holders of the Certificates issued hereunder, and the Owner Trustee is authorized and directed to execute and deliver this Indenture;

         WHEREAS, the Owner Trustee desires by this Indenture, among other things (i) to provide for the issuance by the Owner Trustee of Certificates as provided in the Participation Agreement, and (ii) to provide for the assignment, mortgage and pledge by the Owner Trustee to the Indenture Trustee, as part of the Trust Indenture Estate hereunder of the Owner Trustee's right, title and interest in the Liquid Collateral and after the Delivery Date for the assignment, mortgage and pledge by the Owner Trustee to the Indenture Trustee, as part of the Trust Indenture Estate hereunder, of among other things, certain of the Owner Trustee's estate, right, title and interest in and to the Aircraft and the Indenture Documents and certain payments and other amounts (other than Excepted Payments) received hereunder or thereunder in accordance with the terms hereof, as security for, among other things, the Owner Trustee's obligations to the Certificate Holders and for the benefit and security of such Holders;

         WHEREAS,  all  things  have  been done to make the  Certificates,  when
executed  by  the  Owner  Trustee,  and  authenticated,   issued  and  delivered
hereunder, the valid obligations of the Owner Trustee; and

         WHEREAS, all things necessary to make this Indenture the valid, binding and legal obligation of the Owner Trustee, enforceable in accordance with its terms, have been done and performed and have happened.

         NOW, THEREFORE, the parties agree as follows:


    GRANTING CLAUSE

         NOW,  THEREFORE,  in  consideration  of the mutual  promises  contained herein and to secure (i) the prompt  payment of the principal of and  Make-Whole
Premium, if any, and interest on, and all other amounts due with respect to, all the  Certificates  from time to time  outstanding  under this  Indenture and all other amounts due hereunder and (ii) the performance and observance by the Owner
Trustee of all the agreements,  covenants and provisions in this  Indenture,  in the Certificates,  in the Participation Agreement and in the Lease contained for the benefit of the Holders of the  Certificates,  and the prompt  payment of any and all amounts from time to time owing under the Participation Agreement by the
Owner Trustee, any Owner Participant or the Lessee to the Holders  (collectively the  "Secured  Obligations")  and for the uses and  purposes  and subject to the terms and provisions of this Indenture, and in consideration of the premises and of the covenants in this Indenture and in the  Certificates  and of the purchase of the  Certificates  by their  Holders,  and of the sum of $1 paid to the Owner
Trustee by the  Indenture  Trustee at or before the delivery of this  Indenture, the receipt and sufficiency of which are hereby acknowledged,  the Owner Trustee has  granted,  bargained,  sold,  assigned,  transferred,  conveyed,  mortgaged, pledged,  granted a first priority security interest in and confirmed,  and does hereby grant, bargain,  sell, assign,  transfer,  convey,  mortgage,  pledge and grant a  first  priority  security  interest  in and  confirm  to the  Indenture
Trustee, its successors and assigns, in trust for the equal and ratable security and  benefit  of the  Holders  from  time to time of the  Certificates,  a first priority  security  interest in and first  mortgage  Lien on all estate,  right, title and interest of the Owner Trustee in, to and under the following described
property,   rights  and   privileges   other  than  Excepted   Payments,   which
collectively,   excluding   Excepted   Payments  but   including   all  property
specifically subjected to the Lien of this Indenture by the terms hereof, by any supplement  to  this  Indenture  (including  the  Indenture  Supplement)  or any mortgage supplemental to this Indenture, are included within the Trust Indenture
Estate,  subject  always to the rights granted to the Owner Trustee or any Owner
Participant hereunder and to the other terms and conditions of this Indenture:

         (1) The Airframe, as described in the Indenture Supplement, and any airframe substituted in replacement thereof pursuant to the provisions of this Indenture; the Engines, as the same are more particularly described in the Indenture Supplement, whether or not such Engines shall be installed in or attached to the Airframe or any other airframe, and any Replacement Engine therefor; and all Parts in respect of the Airframe and the Engines and all records, logs and other documents at any time maintained with respect to the foregoing property;

         (2) The Lease and all Rent thereunder, including, without limitation, all amounts of Basic Rent and Supplemental Rent, and payments of any kind thereunder and including all rights of the Owner Trustee to execute any election or option or to give or receive any notice, consent, waiver or approval under or in respect of the Lease or to accept any surrender of the Aircraft or any part thereof as well as any rights, powers or remedies on the part of the Owner
Trustee, whether arising under the Lease or by statute or at law or in equity or otherwise arising out of any Event of Default;

         (3) The  Purchase  Agreement  (to the extent  assigned by the  Purchase
Agreement Assignment),  the Purchase Agreement Assignment,  the PAA Consent, the
Engine Manufacturer's Consent, the FAA Bill of Sale, the Warranty Bill of Sale, and the Participation Agreement (to the extent of amounts payable to the Owner
Trustee  thereunder)  (collectively,  and  together  with the  Lease,  the Trust
Agreement, and the Certificates, the "Indenture Documents"), including all rights of the Owner Trustee to execute any election or option or to give or receive any notice, consent, waiver or approval under or in respect of any of the foregoing documents and instruments;

         (4) All the tolls, rents, issues, profits, products, revenues and other income (including sales proceeds) of the property subjected or required to be subjected to the Lien of this Indenture, and all of the estate, right, title and interest of the Owner Trustee in and to the same and every part of said property;

         (5) The Collateral Account, the Liquid Collateral and all other moneys and securities (including Permitted Investments) now or hereafter paid or deposited or required to be paid or deposited to or with the Indenture Trustee by or for the account of the Owner Trustee pursuant to any term of any Operative
Agreement, except the Tax Indemnity Agreement, and held or required to be held by the Indenture Trustee hereunder;

         (6) All requisition proceeds with respect to the Aircraft or any part thereof (to the extent of the Owner Trustee's interest therein pursuant to the terms of the Lease) and all insurance proceeds with respect to the Aircraft or any part thereof from insurance required to be maintained by the Lessee under
Section 12 of the Lease, but excluding any insurance maintained by the Lessee and not required under Section 12 of the Lease; and

         (7)      All proceeds of the foregoing.

         EXCLUDING, HOWEVER, from the foregoing grant of the Lien and security interest of this Indenture and from the Trust Indenture Estate, (i) all Excepted
Payments, including without limitation all right, title and interest of any Owner Participant in, to and under the Tax Indemnity Agreement and any moneys due or to become due under the Tax Indemnity Agreement and all rights to collect and enforce Excepted Payments and (ii) rights granted to or retained by the Owner Trustee or any Owner Participant hereunder and SUBJECT TO the following provisions:

         (a) (i) whether or not an Indenture Event of Default shall occur and be continuing, the Owner Trustee and any Owner Participant shall at all times retain the right, to the exclusion of the Indenture Trustee: (A) to Excepted
Payments and to commence an action at law to obtain or otherwise demand, sue for or receive and enforce the payment of such Excepted Payments, (B) to exercise any election or option or make any decision or determination or to give or receive any notice (including notice of Default), consent, waiver or approval in respect of any such Excepted Payment, (C) to adjust (and make any decision or determination or give any notice or consent with respect to) Basic Rent and the percentages relating to Stipulated Loss Value and Termination Value and the EBO
Price,  and the EBO Date,  as provided in Section  3(d) of the Lease and Section
15.01 of the Participation Agreement, (D) to exercise any election or option to make any decision or determination, or to give or receive any notice, consent, waiver or approval, or to take any other action in respect of, but in each case only to the extent relating to, Excepted Payments (except for, in respect of any portion of Basic Rent constituting an Excepted Payment, any action changing the manner by which such Basic Rent is to be paid), (E) to retain the rights of the "Lessor" with respect to solicitations of bids, and the election to retain the Aircraft pursuant to Section 3(g) of the Lease, (F) to retain the right of "Lessor" to determine the Fair Market Rental or Fair Market Value pursuant to the respective definitions thereof, (G) to exercise all other rights of the Lessor under Sections 3(h) and 16 of the Lease with respect to the retention or purchase by the Lessee or the Lessor of the Aircraft or the exercise by the Lessee of the Lessee's renewal or purchase options, (H) to retain all rights with respect to insurance maintained for its own account which Section 12(e) of the Lease specifically confers on the "Owner Participant", (I) to approve appraisers, lawyers and other professionals and receive notices, certificates, reports, filings, opinions and other documents, in each case with respect to matters relating to the Owner Participant's tax position, (J) to approve any accountants to be used in the verification of any Rent adjustment, (K) to exercise, to the extent necessary to enable it to exercise its rights under
Section 8.03 hereof, the rights of the "Lessor" under Section 19 of the Lease, and (L) to consent to changes to the list of countries on Exhibit E of the Lease, and to Permitted Air Carriers and Permitted Sublessees;

         (ii) whether or not an Indenture Event of Default shall occur and be continuing, the Owner Trustee and the Indenture Trustee shall each have the rights separately but not to the exclusion of the other: (A) to receive from the Lessee all notices, certificates, reports, filings, opinions of counsel, copies of all documents and all information which the Lessee is permitted or required to give or furnish to the "Lessor" pursuant to the Lease or to the Owner Trustee pursuant to any other Operative Agreement, (B) to exercise inspection rights pursuant to Section 10 of the Lease (provided that if an Indenture Event of Default shall be continuing, no inspection right of the Owner Trustee shall interfere with the efforts of the Indenture Trustee to exercise remedies under the Lease or this Indenture), (C) to maintain separate insurance pursuant to
Section 12(e) of the Lease and to retain all rights with respect to such insurance maintained for its own account, and (D) to give any notice of default under Section 14 of the Lease;

         (iii)  subject to the last  sentence of this clause (a), (A) so long as no Indenture  Event of Default not  constituting  an Event of Default shall have occurred  and be  continuing  (but  subject to the  provisions  of Section  8.01 hereof),  the Owner  Trustee  shall  retain the right,  to the  exclusion of the
Indenture Trustee (or, if an Indenture Event of Default that is also an Event of
Default shall have occurred and be  continuing,  acting  jointly with and not to the exclusion of the Indenture Trustee),  to exercise all rights,  elections and options  of the  Lessor in  connection  with the  return of the  Aircraft  under
Section 5 of the Lease (but not Section 15 thereof, it being understood that the
Indenture  Trustee shall have the exclusive right to exercise  remedies pursuant to such Section 15,  including in respect of any related  return of the Aircraft pursuant  to  Section  5 of the  Lease),  including  the  right  to  approve  as satisfactory  any  accountants,  engineers,  appraisers  or  counsel  to  render services for or issue appraisals, reports, certificates or opinions to the Owner
Trustee  and to  exercise  all  rights,  elections  and options of the Lessor in connection with the return of the Aircraft pursuant to the express provisions of the Operative  Agreements,  and (B) so long as no Indenture Event of Default not constituting  an Event of Default  shall have  occurred and be  continuing  (but subject to the  provisions  of Section 8.01  hereof),  the Owner  Trustee  shall retain the right,  jointly with the  Indenture  Trustee  (agreement  of both not being required), to further assurances and financial information from the Lessee pursuant  to Section 20 of the Lease  (other than the right to receive any funds to be delivered to the "Lessor"  under the Lease  (except funds  delivered  with respect to Excepted Payments);

         (iv) subject to the last sentence of this clause (a), at all times the Owner Trustee shall have the right as Lessor, but not to the exclusion of the Indenture Trustee, to seek specific performance of the covenants of the Lessee under the Lease relating to the protection, insurance, maintenance, possession and use of the Aircraft; and

         (v) at all times the Owner Trustee and any Owner Participant shall have the rights  granted to them  under  Articles  VI,  VIII and X and  Section  7.02 hereof.

         Notwithstanding the foregoing,  but subject always to the provisions of
Section 15.05 hereof, the Indenture Trustee shall at all times have the right, to the exclusion of the Owner Trustee and any Owner Participant, to (A) (other than with respect to Excepted Payments) declare the Lease to be in default under
Section 15 thereof or any statute (including, without limitation, Article 2A of the Uniform Commercial Code) and (B) subject only to the provisions of this Indenture (other than in connection with Excepted Payments), exercise the remedies set forth in such Section 15 of the Lease, in any statute (including without limitation Article 2A of the Uniform Commercial Code), at law and in
Article 7 hereof.

         (b) The leasehold interest granted to the Lessee by the Lease shall not be subject to the security interest granted by this Indenture, and nothing in this Indenture shall affect the rights of the Lessee under the Lease so long as no Event of Default has occurred and is continuing.


HABENDUM CLAUSE

         TO HAVE AND TO HOLD the aforesaid property unto the Indenture Trustee, its successors and assigns, in trust for the equal and ratable benefit and security of the Holders from time to time of the Certificates, without any priority of any one Certificate over any other and for the uses and purposes and subject to the terms and conditions set forth in this Indenture and the rights of the Owner Trustee and the Owner Participant under this Indenture.

         It is expressly agreed that anything contained in this Indenture to the contrary  notwithstanding,  the Owner  Trustee  shall  remain  liable  under the
Indenture Documents to perform all of the obligations assumed by it under any of those documents, all in accordance with and pursuant to the terms and provisions
of  those  documents,   and  the  Indenture  Trustee  and  the  Holders  of  the
Certificates shall have no obligation or liability under the Indenture Documents by reason of or arising out of the assignment  under this  Indenture,  nor shall the  Indenture  Trustee  or the  Holders  of the  Certificates  be  required  or obligated  in any  manner to perform or  fulfill  any  obligations  of the Owner
Trustee  under or pursuant to the  Indenture  Documents  or, except as expressly provided in this  Indenture,  to make any payment,  or to make any inquiry as to the nature or sufficiency of any payment  received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have  been  assigned  to it or to which  it may be  entitled  at any time or times.

         Effective upon the occurrence and continuance of an Indenture Event of Default, the Owner Trustee hereby constitutes the Indenture Trustee the true and lawful attorney of the Owner Trustee, irrevocably, with full power (in the name of the Owner Trustee or otherwise), subject to the terms and conditions of this Indenture, to ask, require, demand, receive, compound and give acquittance for any and all Basic Rent, Supplemental Rent payable to the Owner Trustee, Stipulated Loss Value and Termination Value payments, insurance proceeds and any and all moneys and claims for moneys due and to become due under or arising out of the Lease (subject to Section 8.01 hereof) or the other Indenture Documents
(other than Excepted Payments), to endorse any checks or other instruments or orders in connection with the same and to file any claims, take any action or institute any proceeding which the Indenture Trustee may deem to be necessary or advisable in the premises.

         Under the Lease the Lessee is  directed  to make all  payments  of Rent
(other than Excepted Payments not constituting  Basic Rent) payable to the Owner
Trustee and all other  amounts  (other than Excepted  Payments not  constituting
Basic Rent) which are required to be paid to or deposited with the Owner Trustee pursuant to the Lease directly to the Indenture Trustee at such address in the United States of America as the Indenture Trustee shall specify for application as provided in this Indenture. The Owner Trustee agrees that if, notwithstanding such provision, it shall have received any such amounts, promptly on receipt of any such payment, it will transfer to the Indenture Trustee any and all moneys from time to time received by the Owner Trustee constituting part of the Trust
Indenture Estate for distribution by the Indenture Trustee pursuant to this Indenture, except that the Owner Trustee shall accept for distribution pursuant to the Trust Agreement (i) any amounts distributed to it by the Indenture
Trustee under this Indenture,  and (ii) any Excepted  Payments not  constituting
Basic Rent.

         The Owner Trustee  agrees that at any time and from time to time,  upon the written  request of the  Indenture  Trustee,  the Owner Trustee will, at the expense of the Lessee, promptly and duly execute and deliver or cause to be duly executed and delivered any and all such further instruments and documents as the
Indenture  Trustee may reasonably  deem desirable in obtaining the full benefits of the  assignment  hereunder  and of the  rights  and  powers  herein  granted;
provided,  however,  that the Owner  Trustee shall have no obligation to execute and deliver or cause to be executed or  delivered to the  Indenture  Trustee any such  instrument or document if such  execution and delivery would result in the imposition  of  additional  liabilities  on  the  Owner  Trustee  or  any  Owner
Participant  or would  result in a burden on such Owner  Participant's  business activities,  unless the Owner Trustee or such Owner Participant, as the case may
be,  is  indemnified  to  its  reasonable   satisfaction   against  any  losses,
liabilities  and  expenses  incurred  in  connection  with  such  execution  and delivery.

         The Owner Trustee does hereby warrant and represent that it has not assigned, pledged or otherwise disposed of, and hereby covenants that it will not assign or pledge or otherwise dispose of, so long as the assignment hereunder shall remain in effect and shall not have been terminated pursuant to
Section 14.01 hereof, any of its right, title or interest hereby assigned, to anyone other than the Indenture Trustee, and that it will not, except in respect of Excepted Payments or otherwise as provided in or permitted by this Indenture, enter into an agreement amending or supplementing any of the Indenture
Documents, settle or compromise any claim (other than claims in respect of Excepted Payments) against the Lessee arising under any of the Indenture
Documents, or submit or consent to the submission of any dispute, difference or other matter arising under or in respect of any of the Indenture Documents, to arbitration thereunder.

         Concurrently with the delivery of this Indenture, the Owner Trustee has delivered to the Indenture Trustee executed counterparts of the Trust Agreement.

         It is hereby further covenanted and agreed by and between the parties as follows:


                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01. Definitions. Unless the context otherwise requires, capitalized terms utilized herein shall have the meanings set forth in Schedule
I hereto for all purposes of this Indenture and shall be equally applicable to both the singular and plural forms of the terms defined.


                                   ARTICLE II

                           ISSUE, EXECUTION, FORM AND
                          REGISTRATION OF CERTIFICATES;
                               COLLATERAL ACCOUNT

         Section 2.01. Authentication and Delivery of Certificates. Forthwith upon the execution and delivery of this Indenture, and from time to time thereafter, Certificates in an aggregate principal amount not in excess of the amount specified in Section 2.04 hereof (except as otherwise provided in Sections 2.06 and 2.07 hereof) shall be executed by the Owner Trustee and delivered to the Indenture Trustee for authentication, and the Indenture Trustee shall thereupon authenticate and deliver said Certificates to or upon the oral or written order of the Owner Trustee, signed, if written, by an authorized officer of the Owner Trustee, without any further action by the Owner Trustee.

         Section 2.02. Execution of Certificates. The Certificates shall be signed on behalf of the Owner Trustee by an authorized officer of SSB. Such signatures may be the manual or facsimile signatures of such officer and minor errors or defects in any reproduction of any such signature shall not affect the validity or enforceability of any Certificate which has been duly authenticated and delivered by the Indenture Trustee.

         In case any officer of SSB who shall have signed any of the Certificates shall cease to be such officer before the Certificate so signed shall be authenticated and delivered by the Indenture Trustee or disposed of by SSB, such Certificate nevertheless may be authenticated and delivered or disposed of as though the person who signed such Certificate had not ceased to be such officer of SSB; and any Certificate may be signed on behalf of the Owner
Trustee by such person or persons as, at the actual date of the execution of such Certificate, shall be the proper officers of SSB, although at the date of the execution and delivery of this Indenture any such person was not such an officer. Certificates bearing the facsimile signatures of individuals who were authorized officers of SSB at the time such Certificates were issued shall bind the Owner Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the respective dates of such Certificates.

         Section 2.03. Certificate of Authentication. Only such Certificates as shall bear thereon a certificate of authentication substantially in the form set forth in Exhibit B, executed by the Indenture Trustee by manual signature of one of its authorized officers, shall be entitled to the security and benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Indenture Trustee upon any Certificate executed by the Owner Trustee shall be conclusive evidence that the Certificate so authenticated has been duly authenticated and delivered hereunder and that the Holder, as evidenced on the Register, is entitled to the security and benefits of this Indenture.

         Section 2.04. Form and Terms of Certificates; Payments on Certificates.
The Certificates and the Indenture Trustee's certificate of authentication shall be  substantially  in the form set forth in Exhibit B hereto.  Certificates  may
differ  with   respect  to  Maturity   (subject  to  Section   15.01(d)  of  the
Participation  Agreement)  and as to  other  terms.  The  Certificates  shall be issuable  as  registered  securities  without  coupons  and  shall be  numbered, lettered,  or otherwise  distinguished in such manner or in accordance with such plans as the Owner Trustee executing the same may determine with the approval of the Indenture Trustee.

         The   aggregate   principal   amount  of   Certificates   that  may  be
authenticated  and delivered  under this Indenture is limited as provided in the form of  Certificate  attached as Exhibit B hereto.  The  Certificates  shall be issued in registered form only and in  denominations  of $1,000 and any integral multiple thereof,  shall be dated the Certificate  Closing Date, shall be issued in four separate series consisting of Series A, Series B, Series C, and Series D and shall be issued in the  Maturities  and  principal  amounts,  and shall bear interest at the rates per annum,  specified in the form of Certificate set forth in Exhibit B.

         Any of the Certificates may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with the rules of any securities market in which the Certificates are admitted to trading, or to conform to general usage.

         Each Certificate shall bear interest from the date of original issuance thereof or from the most recent date to which interest has been paid and duly provided for, as the case may be, which shall be payable on the dates specified on the face of the form of Certificate set forth in Exhibit B hereto until the principal thereof is paid. Interest shall be calculated on the basis of a 360-day year of twelve 30-day months.

         Notwithstanding the preceding paragraph, each Certificate shall bear interest at the Past Due Rate on any principal, interest and any other amount payable hereunder or under such Certificate, which shall not be paid in full when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full, payable from time to time on demand of the Indenture Trustee.

         The principal of, and Make-Whole Premium, if any, and interest on, the Certificates shall be payable at the Corporate Trust Department of the Indenture
Trustee or at any  office or agency  maintained  for such  purpose  pursuant  to
Section 3.02 hereof in immediately available funds prior to 10:30 A.M. (New York time) on the due date thereof and the Indenture Trustee shall remit all such amounts received by it to the Holders at such account or accounts at such financial institution or institutions as the Holders shall have designated to the Indenture Trustee in writing, in immediately available funds, such payment to be made if the payment was received prior to 10:30 A.M. New York time by the Indenture Trustee on any Business Day, by 12:00 noon New York time on such Business Day; otherwise, the Indenture Trustee shall make payment promptly, but not later than 11:00 A.M. New York time on the next succeeding Business Day;
provided,  however,  that interest may be payable at the option of the Indenture
Trustee or its Paying Agent, as defined in Section 3.04, by mailing checks for such interest payable to or upon the written order of the Holders entitled thereto as they shall appear on the Register. If any amount payable under the Certificates, or under this Indenture, falls due on a day that is not a Business
Day, then such sum shall be payable on the next succeeding Business Day, without (provided that payment is made on such next succeeding Business Day) additional interest thereon for the period of such extension.

         The Holder at the close of business on any Record Date with respect to any Payment Date shall be entitled to receive the interest if any payable on such Payment Date notwithstanding any transfer or exchange of such Certificate subsequent to the Record Date and prior to such Payment Date, except if and to the extent the Owner Trustee shall default in the payment of the interest due on such Payment Date, in which case such defaulted interest shall be paid to the Holder at the close of business on a subsequent Record Date (which shall be not less than five or more than 15 Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Owner Trustee to the Holders not less than 15 days preceding such subsequent
Record Date.

         The  Owner  Trustee  agrees  to  pay  to  the  Indenture   Trustee  for
distribution  in  accordance  with Section 5.04 hereof (a) any and all indemnity amounts received by the Owner Trustee which are payable by the Lessee to (i) the
Indenture Trustee in its individual  capacity,  (ii) the Subordination  Agent or
(iii) each  Liquidity  Provider,  in each case pursuant to Article 8 or 9 of the
Participation  Agreement  (it  being  acknowledged  that  the  Lessee  has  been instructed  to pay such amounts to the Person or Persons  entitled  thereto) and
(b) the Owner  Trustee's  pro rata share of all amounts  owed to each  Liquidity
Provider by the  Subordination  Agent under each  Liquidity  Facility other than amounts due as (i) repayments of the principal of advances thereunder,  and (ii)
interest on Interest  Drawings and Final Drawings  except to the extent included in Net  Interest  and  Related  Charges.  As  used in this  Section,  the  Owner
Trustee's pro rata share means as of any time:

                  (A) with respect to all amounts other than Net Interest and Related Charges, a fraction the numerator of which is the aggregate principal balance then outstanding of the Certificates issued under this Indenture other than the Series D Certificates and the denominator of which is the aggregate principal balance of all Certificates issued under this Indenture and the Related Indentures other than the Series D
         Certificates, plus

                  (B) with respect to all Net Interest and Related Charges (x) if there exists a Payment Default under any Certificate issued under this Indenture a fraction, the numerator of which is the aggregate principal balance then outstanding of Certificates issued under this Indenture other than the Series D Certificates and the denominator of which is the aggregate principal balance then outstanding of all Certificates issued under this Indenture and the Related Indentures other than the Series D Certificates under which there exists a Payment
         Default or (y) at all other times, zero.

As used in this Section, "Net Interest and Related Charges" means the sum of (i) the amount, if any, by which interest payable to each Liquidity Provider on any Interest Drawing and Final Drawing exceeds the amount which would be payable if such drawings bore interest at the weighted average Past Due Rate applicable to amounts in default on all Certificates plus (ii) any amounts payable under
Section  3.1,  Section  3.2,  Section  3.3,  Section  3.9 or Section 7.7 of each
Liquidity Facility (or similar provisions of any replacement Liquidity Facility) which result from any Interest Drawing or Final Drawing. As used in this Section, a "Payment Default" when used in connection with a Certificate issued hereunder or a Certificate issued under any Related Indenture means a default in the payment of principal thereof or interest thereon (which default has not been cured), other than solely because of acceleration.

         Section 2.05. Payments from Trust Indenture Estate Only. All payments to be made by the Owner Trustee under this Indenture shall be made only from the income and the proceeds from the Lessor's Estate to the extent included in the Trust Indenture Estate and from any other amounts of the type described in
Section 5.01 hereof (but only to the extent  actually  received by the Indenture
Trustee) and only to the extent that the Owner Trustee shall have sufficient income or proceeds from the Lessor's Estate to the extent included in the Trust
Indenture Estate (and such other amounts) to enable the Indenture Trustee to make distributions of the amounts due in respect of the Certificates in accordance with the terms hereof and thereof. Each Holder by its acceptance of a Certificate agrees that it will look solely to the income and proceeds from the Trust Indenture Estate (and such other amounts of the type described in Section
5.01 hereof but only to the extent actually received by the Indenture Trustee) to the extent available for distribution to it as provided herein and that neither the Owner Participant, nor the Owner Trustee, nor SSB, nor the Indenture
Trustee is personally liable to such Holder for any amounts payable under this Indenture or such Certificate or for any amounts payable or liability under any Certificate or this Indenture, except as expressly provided herein in the case of SSB, the Owner Trustee or the Indenture Trustee.

         SSB is not  personally  liable to any  Holder,  the  Lessee,  the Owner
Participant or the Indenture Trustee for any amounts payable under this Indenture or for any liability under this Indenture or the Certificates, except as a result of SSB's gross negligence or willful misconduct, or as otherwise expressly provided herein or in the Participation Agreement.

         If (1) all or any part of the Lessor's Estate becomes the property of a debtor  subject to the  reorganization  provisions of the  Bankruptcy  Code, (2)
pursuant to such reorganization provisions any Owner Participant is required, by reason of such Owner  Participant  being held to have recourse  liability to the debtor or the trustee of the debtor  directly or indirectly,  to make payment on account of any amount payable as principal of or interest, Make-Whole Premium or other  amounts  payable  on the  Certificates,  and  (3) the  Indenture  Trustee
actually  receives  any Recourse  Amount which  reflects any payment by an Owner
Participant on account of (2) above,  then the Indenture  Trustee shall promptly refund to such Owner Participant such Recourse Amount. Nothing contained in this paragraph  shall  prevent the  Indenture  Trustee  from  enforcing  any personal
recourse   obligation  (and  retaining  the  proceeds   thereof)  of  any  Owner
Participant under the Participation Agreement, or from retaining any amount paid by any Owner Participant under Sections 5.01, 8.02 and 8.03 hereof.

         Section  2.06.  Registration.  Transfer  and  Exchange.  The  Indenture
Trustee will keep, on behalf of the Owner Trustee, at each office or agency to be maintained for the purpose as provided in Section 3.02 hereof a Register or Registers on which, subject to such reasonable regulations as it may prescribe, it will register, and will register the transfer of, Certificates as provided in this Article. Such Register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable period of time.

         Upon due presentation for registration of transfer of any Certificate at any such office or agency, the Owner Trustee shall execute and the Indenture
Trustee shall authenticate and deliver in the name of the transferee or transferees a new Certificate or Certificates of the same Series and Maturity, principal amount and interest rate and in authorized denominations for an equal aggregate principal amount; provided, that such Certificate being transferred shall be canceled in accordance with Section 2.08 hereof simultaneously with the issuance of the new Certificate.

         Any Certificate or  Certificates  may be exchanged for a Certificate or
Certificates  of the same Series and  Maturity  and  interest  rate but in other authorized denominations,  in an equal aggregate principal amount.  Certificates to be exchanged shall be surrendered at any office or agency to be maintained by the  Indenture  Trustee for the purpose as provided in Section 3.02 hereof,  and the Owner Trustee shall execute and the Indenture Trustee shall authenticate and deliver in exchange  therefor the Certificate or  Certificates  which the Holder
making  the  exchange  shall  be  entitled  to  receive,   bearing  numbers  not
contemporaneously or previously outstanding.

         All Certificates presented for registration of transfer, exchange, prepayment or payment shall (if so required by the Owner Trustee or the Indenture Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Owner Trustee and the Indenture Trustee duly executed by the Holder or its attorney duly authorized in writing and (except in the case of transfers pursuant to Article
15 of the Participation Agreement) the Indenture Trustee may require evidence satisfactory to it as to the compliance of any such transfer with the Securities
Act.

         The Indenture Trustee may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Certificates. No service charge shall be levied for any such transaction.

         The Indenture Trustee shall not be required to exchange or register a transfer of any Certificates (a) for a period of 15 days immediately preceding the first mailing of notice of prepayment of such Certificates or (b) with respect to which notice of prepayment has been given pursuant to Section 6.03 hereof and such notice has not been revoked.

         All Certificates issued upon any transfer or exchange of Certificates shall be valid obligations of the Owner Trustee, evidencing the same debt, and entitled to the same security and benefits under this Indenture, as the Certificates surrendered upon such transfer or exchange.

         Section  2.07.   Mutilated.   Defaced,   Destroyed,   Lost  and  Stolen
Certificates.  In case any  temporary  or  definitive  Certificate  shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Owner Trustee in its  discretion  may  execute,  and upon the oral or  written  request of any officer of SSB,  principal  amount and interest  rate as the  Certificate  being replaced,  bearing a number not contemporaneously or previously outstanding,  in exchange and substitution for the mutilated or defaced  Certificate,  or in lieu of and substitution for the Certificate so apparently destroyed, lost or stolen.
In the case of any  Certificate  so apparently  destroyed,  lost or stolen,  the applicant for a substitute Certificate shall furnish to the Owner Trustee and to the  Indenture  Trustee such security or indemnity as may be required by them to indemnify  and defend and to hold each of them  harmless  and  evidence to their satisfaction of the apparent destruction,  loss or theft of such Certificate and of the ownership thereof.

         Upon the issuance of any substitute Certificate, the Owner Trustee or the Indenture Trustee may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses incurred in connection therewith. In case any Certificate which has matured or is about to mature, or has been called for prepayment in full, shall become mutilated or defaced or be apparently destroyed, lost or stolen, the Owner Trustee may, instead of issuing a substitute Certificate, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Certificate), if the applicant of any Certificate so apparently destroyed, lost or stolen, for such payment shall furnish to the Owner Trustee and to the Indenture Trustee such security or indemnity as any of them may require to hold each of them harmless and the applicant shall also furnish to the Owner Trustee and the Indenture Trustee evidence to their satisfaction of the apparent destruction, loss or theft of such Certificate and of the ownership thereof.

         Every substitute  Certificate issued pursuant to the provisions of this
Section by virtue of the fact that any Certificate is apparently destroyed, lost or stolen shall constitute an original additional  contractual obligation of the
Owner  Trustee,  whether  or  not  the  apparently  destroyed,  lost  or  stolen
Certificate  shall be enforceable at any time by anyone and shall be entitled to all the security and benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Certificates duly authenticated and delivered hereunder.  All Certificates shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing  provisions are exclusive with respect to the  replacement or  payment of  mutilated,  defaced,  or  apparently  destroyed,  lost or stolen
Certificates   and  shall   preclude  any  and  all  other  rights  or  remedies
notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the  replacement  or payment of negotiable  instruments or other securities without their surrender.

         Section 2.08.  Cancellation of Certificates:  Destruction  Thereof. All
Certificates surrendered for payment, prepayment, registration of transfer or exchange, if surrendered to the Owner Trustee or any agent of the Owner Trustee or the Indenture Trustee, shall be delivered to the Indenture Trustee for cancellation or, if surrendered to the Indenture Trustee, shall be canceled by it; and no Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Indenture Trustee shall destroy cancelled Certificates held by it and deliver a certificate of destruction to the Owner Trustee. If the Owner Trustee shall acquire any of the Certificates, such acquisition shall not operate as a prepayment or satisfaction of the indebtedness represented by such Certificates unless and until the same are delivered to the Indenture Trustee for cancellation.

         Section  2.09.  Temporary  Certificates.  Pending  the  preparation  of definitive  Certificates,  the Owner  Trustee may execute and,  upon the oral or written request of an officer of SSB, the Indenture  Trustee shall  authenticate and  deliver  temporary  Certificates  (printed,  lithographed,  typewritten  or otherwise  reproduced,  in  each  case  in form  satisfactory  to the  Indenture
Trustee).  Temporary  Certificates shall be issuable as registered  Certificates without coupons, of any authorized  denomination,  and substantially in the form
of  the  definitive  Certificates  but  with  such  omissions,   insertions  and
variations  as may be  appropriate  for  temporary  Certificates,  all as may be determined by the Owner Trustee with the  concurrence of the Indenture  Trustee.
Temporary  Certificates  may contain such  reference to any  provisions  of this
Indenture as may be appropriate.  Every temporary  Certificate shall be executed by the Owner  Trustee  and,  upon the oral or written  request of an  authorized officer of the Owner Trustee, be authenticated by the Indenture Trustee upon the same conditions and in substantially  the same manner,  and with like effect, as the definitive Certificates.  Without unreasonable delay the Owner Trustee shall execute  and shall  furnish  definitive  Certificates  and  thereupon  temporary
Certificates  shall be  surrendered in exchange  therefor  without charge at any office or agency to be  maintained  by the  Indenture  Trustee  for the  purpose pursuant to Section 3.02  hereof,  and,  upon the oral or written  request of an
authorized   officer  of  the  Owner  Trustee,   the  Indenture   Trustee  shall
authenticate  and deliver in exchange for such temporary  Certificates  an equal aggregate  principal  amount of definitive  Certificates  of the same Series and
Maturities  and  interest  rates  and  in  authorized  denominations.  Until  so exchanged,  temporary  Certificates  shall be entitled to the same  security and benefits under this Indenture as definitive Certificates.

         Section 2.10.  Termination  of Interest in Trust  Indenture  Estate.  A
Holder shall not, as such, have any further interest in, or other right with respect to, the Trust Indenture Estate when and if the principal amount of and Make-Whole Premium, if any, and interest on and other amounts due under all Certificates held by such Holder and all other sums payable to such Holder hereunder and under the other Operative Agreements shall have been paid in full.

         Section 2.11. Certificates in Respect of Replacement Aircraft. Upon the execution and delivery of a supplement to this Indenture covering a Replacement
Airframe and/or Replacement Engine, as provided in Section 9.09 hereof, each Certificate shall be deemed to have been issued in connection with such Replacement Airframe and/or Replacement Engine and (in the case of a Replacement
Airframe) each Certificate issued thereafter upon a transfer or exchange of, or as a replacement for, a Certificate, shall be designated as having been issued in connection with such Replacement Airframe, but without any other change therein except as provided for in this Article II.

         Section 2.12.  Assumption of Obligations  Under  Certificates and Other
Operative Agreements.  If, in accordance with and subject to the satisfaction of the conditions  set forth in Section 7.11 of the  Participation  Agreement,  the
Lessee shall assume all of the obligations of the Owner Trustee hereunder, under
the  Certificates,   and  under  all  other  Operative  Agreements,   the  Owner
Participant  and the Owner  Trustee  shall be released and  discharged  from any further obligations hereunder and under the Certificates and all other Operative
Agreements (except for any recourse  obligations of the Owner Participant or the
Owner Trustee in its individual  capacity with respect to matters arising out of events occurring prior to such assumption).

         Section 2.13.  Establishment of Collateral  Account.  (a) The Indenture
Trustee shall, pursuant to the Collateral Account Control Agreement, establish, or cause to be established, with State Street Bank and Trust Company of Connecticut, National Association, who shall represent and warrant that it is a financial intermediary (as defined in Section 8-313(4) of the Connecticut
Uniform  Commercial  Code),  in its name as secured party  hereunder an Eligible
Deposit Account entitled "The First National Bank of Maryland, as secured party under the Trust Indenture and Security Agreement (Atlantic Coast Airlines Trust
No. __________) dated as of September 26, 1997, with the Owner Trustee referred to therein".

         (b) If at any time the  Collateral  Account  ceases  to be an  Eligible
Deposit Account, the Indenture Trustee shall within two Business Days, establish a new Collateral Account meeting the conditions specified in the definition of Eligible Deposit Account, and shall transfer any cash or any investments in the Collateral Account to such new Collateral Account.

         (c) The Indenture Trustee shall have exclusive dominion and control of the Collateral Account and all funds therein, and shall make withdrawals from the Collateral Account only in accordance with this Indenture.

         (d) The Collateral Account Control Agreement shall require FNBM to send confirmation to the Indenture Trustee and the Lessee that it has credited the Specified Investments to the Collateral Account and to make appropriate entries on its books identifying the Specified Investments as pledged to the Indenture
Trustee.

         Section 2.14. Investment of Funds on Deposit in the Collateral Account.
(a) Funds deposited in the Collateral Account shall be invested and reinvested by the Indenture Trustee, subject to Section 17.02 of the Participation
Agreement, at the risk of the Owner Trustee, in Specified Investments selected by the Lessee and approved by the Indenture Trustee for the account of the Owner
Trustee in accordance with Section 2.14(b) below; provided, however, that if Specified Investments meeting the requirements of Section 2.14(b) are not available on any day on which funds are to be invested as contemplated by the preceding provisions of this Section 2.14(a), the Indenture Trustee may leave such funds in the Collateral Account uninvested until the earliest of (i) the date on which an appropriate Specified Investment becomes available, (ii) the Delivery Date and (iii) the Cut-Off Date. The Indenture Trustee shall maintain possession of the negotiable instruments or securities, if any, evidencing such Specified Investments and, in the case of any Specified Investments in book-entry form, such Specified Investments shall be credited to an account of the Indenture Trustee or a financial intermediary with the applicable Federal
Reserve Bank; provided, however, if the Specified Investments are credited to an account of the financial intermediary, the financial intermediary shall make written confirmation thereof to the Indenture Trustee and make an appropriate entry on its books identifying the Specified Investments as pledged to the Indenture Trustee. All proceeds of and any income, interest and other payments and distributions on or with respect to any Specified Investments shall be deposited in or credited to the Collateral Account and thereafter shall be held, invested and applied by the Indenture Trustee in accordance with this Indenture.
The Indenture Trustee shall promptly notify the Owner Trustee and the Lessee of any Losses.

         (b) On the Certificate Closing Date, the Indenture Trustee shall invest the amount deposited in the Collateral Account pursuant to Section 2.01(c) of the Participation Agreement in Specified Investments selected by the Lessee and approved by the Indenture Trustee for the account of the Owner Trustee which mature on or prior to ___________, 199_. If the Delivery Date is postponed pursuant to Section 3.02(c) or Section 3.05 of the Participation Agreement, the proceeds of the Specified Investments referred to in the preceding sentence may be invested in Specified Investments which mature within 14 days after the rescheduled Delivery Date. If no Delivery Date occurs, then any Specified
Investment shall mature no later than the 15th day after the Cut-Off Date.

         (c) If for any reason the Indenture Trustee shall be required to make any distributions of the Liquid Collateral prior to the maturity date of any Specified Investment, the Indenture Trustee shall cause the same to be sold in accordance with standard commercial practices, and the Lessee, for the account of the Owner Trustee, shall forthwith compensate the Indenture Trustee for any Losses as provided in Section 17.02(a) of the Participation Agreement.

         (d) Pursuant to Section 17.02(b) of the Participation Agreement, interest payable on the Certificates during the period in which funds are on deposit in the Collateral Account shall, to the extent investment earnings in the Collateral Account are insufficient to fund such interest, be paid by the Lessee.

         Section  2.15.  Release  of  Collateral  Account  on  Delivery  Date or
Assumption of Certificates. (a) Subject to the satisfaction or waiver of the conditions precedent to the Indenture Trustee's obligations set forth in Section
4.02 of the Participation Agreement, on the Delivery Date or, if applicable, the date the Lessee assumes the obligations of the Owner Trustee under the Certificates pursuant to Section 3.05(a) of the Participation Agreement, the Indenture Trustee shall release from the Collateral Account an amount of Liquid
Collateral, equal to the lesser of (A) the Debt Portion and (B) the amount actually in the Collateral Account on the Delivery Date. Such amount so released, together with the amount of any Losses received from the Lessee pursuant to Section 17.02(a) of the Participation Agreement, shall be used to finance a portion of the Purchase Price as contemplated by Section 3.02(a) or
Section 3.05(a), as the case may be, of the Participation Agreement. Any amount remaining in the Collateral Account after such release (net of any uncompensated
Losses)  shall be  remitted  by the  Indenture  Trustee  on  behalf of the Owner
Trustee  to the  Lessee  pursuant  to Section  3.02(a)(C)  of the  Participation
Agreement.

         (b) The Lien of this Indenture on the Collateral Account and the Liquid
Collateral  shall  terminate on (i) the Delivery Date  following the transfer of amounts described in Section 3.02(a) or Section 3.05(a),  as the case may be, of
the  Participation  Agreement,   (ii)  the  assumption  by  the  Lessee  of  the
obligations  of the Owner  Trustee  under the  Certificates  pursuant to Section
3.05(a)  of  the  Participation   Agreement  or  (iii)  the  prepayment  of  the
Certificates pursuant to Section 3.05(b) of the Participation Agreement.

         Section 2.16.  Cut-Off Date. In the case of a prepayment  under Section
6.02(a)(vi)  hereof,  the Indenture  Trustee  shall release from the  Collateral
Account all amounts held in the Collateral Account on such date. Such amount so released, together with the amount of any Losses received from the Lessee pursuant to Sections 17.02(a) and 17.02(c) of the Participation Agreement not then deposited in the Collateral Account, shall be applied to pay amounts due under Section 6.02(b)(1) hereof on the 15th day following the Cut-Off Date, and any amount (net of any uncompensated Losses) remaining after such release and application shall be remitted by the Indenture Trustee, on behalf of the Owner
Trustee, to the Lessee.

         Section 2.17. Subordination. (a) The Owner Trustee and, by acceptance of its Certificates of any Series, each Holder of such Series, hereby agree that no payment or distribution shall be made on or in respect of the Secured
Obligations owed to such Certificate Holder of such Series, including any payment or distribution of cash, property or securities after the commencement of a proceeding of the type referred to in clause (v), (vi) or (vii) of Section
7.01 hereof, except as expressly provided in Article V hereof.

         (b) By the acceptance of its Certificates of any Series (other than Series A), each Holder of such Series agrees that in the event that such Holder, in its capacity as a Holder, shall receive any payment or distribution on any Secured Obligations in respect of such Series which it is not entitled to receive under this Section 2.17 or Article V hereof, it will hold any amount so received in trust for the Senior Holder (as defined in Section 2.17(c) hereof) and will forthwith turn over such payment to the Indenture Trustee in the form received to be applied as provided in Article V hereof.

         (c) As used in this Section 2.17, the term "Senior  Holder" shall mean,
(i) the Holders of Series A Certificates until the Secured Obligations in respect of Series A Certificates have been paid in full, (ii) after the Secured
Obligations in respect of Series A Certificates have been paid in full, the Holders of Series B Certificates until the Secured Obligations in respect of Series B Certificates have been paid in full, (iii) after the Secured
Obligations in respect of Series B Certificates have been paid in full, the Holders of Series C Certificates until the Secured Obligations in respect of Series C Certificates have been paid in full, and (iv) after the Secured
Obligations in respect of Series C Certificates have been paid in full, the Holders of Series D Certificates until the Secured Obligations in respect of Series D Certificates have been paid in full.

         Section 2.18. Reoptimization. The Owner Trustee shall have the right, on the Initial Reoptimization Date and the Reoptimization Date, to modify the schedule of principal payments of the Certificates subject to the terms and conditions set forth in Section 2.03(b) or Section 15.02, as applicable, of the Participation Agreement. To give effect to the foregoing the Indenture Trustee shall execute an amendment to this Indenture which shall amend Section 6.06 and
Schedule  II hereof to set forth the new  schedule  of  principal  payments  and
Schedule I to each  Certificate  shall be  amended  accordingly.  The  Indenture
Trustee shall deliver such amendments to the Subordination Agent on behalf of the Pass Through Trustee for each of the Pass Through Trusts. To the extent that such amendment of this Indenture occurs later than the Delivery Date, this Indenture, as amended, shall, if required, be duly filed for recordation with the Aeronautics Authority.


                                   ARTICLE III

                                    COVENANTS

         Section 3.01.  Payment of Principal.  Make-Whole  Premium and Interest.
The Owner Trustee covenants and agrees that it will, subject to Section 2.05 hereof, duly and punctually pay or cause to be paid the principal of, and interest and Make-Whole Premium, if any, and all other amounts due on, each of the Certificates and under this Indenture at the place or places, at the respective times and in the manner provided in this Indenture and in the Certificates.

         Principal and interest and other amounts due hereunder or under the Certificates shall be payable in dollars on the due date thereof, to the Indenture Trustee at the Corporate Trust Department (or such other account at such other financial institution as the Indenture Trustee may designate for the purpose). If any amount payable under the Certificates or under this Indenture falls due on a day which is not a Business Day, then such sum shall be payable on the next succeeding Business Day, without (provided that payment is made on such next succeeding Business Day) additional interest thereon for the period of such extension.

         Section  3.02.  Offices  for  Payments,  etc.  So  long  as  any of the
Certificates  remain  outstanding,  the  Indenture  Trustee  will  maintain  the following:  (a) an office or agency where the  Certificates may be presented for payment and (b) a facility or agency where the Certificates may be presented for registration of transfer and for exchange and for prepayment as provided in this
Indenture  (the   "Registrar").   The  Registrar  shall  keep  a  register  (the
"Register")  with respect to the  Certificates  and their transfer and exchange.
The Indenture  Trustee may appoint one or more  co-registrars  ("Co-Registrars")
for the  Certificates  and may terminate any such  appointment  at any time upon written notice. The term "Registrar" includes any Co-Registrar.

         The Indenture Trustee shall initially act as Registrar.

         Section  3.03.  Appointment  to Fill a Vacancy  in Office of  Indenture
Trustee. The Owner Trustee, whenever necessary to avoid or fill a vacancy in the office of Indenture Trustee, will, with the consent of the Lessee, appoint, in the manner provided in Section 12.02 hereof, an Indenture Trustee, so that there shall at all times be an Indenture Trustee hereunder.

         Section 3.04. Paying Agents. Whenever the Indenture Trustee in its sole discretion shall appoint a paying agent (the "Paying Agent"), it will cause the Paying Agent to execute and deliver an instrument in which the Paying Agent shall agree with the Indenture Trustee, subject to the provisions of this
Section:

                  (a) that it will hold all sums received by it as such agent for the payment of the principal of, and interest and Make-Whole
         Premium, if any, on the Certificates (whether such sums have been paid to it by the Indenture Trustee or the Owner Trustee) in trust for the benefit of the Holders or of the Indenture Trustee, and

                  (b) that it will give the Indenture Trustee notice of any failure by the Owner Trustee to make any payment of the principal of or interest or Make-Whole Premium, if any, on the Certificates when the same shall be due and payable.

         Anything  in  this  Section  to  the  contrary   notwithstanding,   the
agreements  to hold sums in trust as provided in this Section are subject to the provisions of Sections 14.03 and 14.04 hereof.

         Section 3.05.     Covenants of SSB and the Owner Trustee.

         (a)      SSB hereby  covenants  and agrees to perform  its  covenants  set forth in  Sections  7.04(b) and
7.04(c) of the Participation Agreement.

         (b) The Owner Trustee hereby covenants and agrees as follows:

                  (i) in the event a Responsible Officer of the Owner Trustee shall have actual knowledge of an Indenture Event of Default, an Indenture Default or an Event of Loss, the Owner Trustee will give prompt written notice of such Indenture Event of Default, Indenture
         Default or Event of Loss to the Indenture Trustee, the Lessee and the Owner Participant;

                  (ii) the Owner Trustee will furnish to the Indenture Trustee, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to the Owner Trustee under the Lease, including, without limitation, a copy of each report or notice from an insurer or an insurance broker received pursuant to Section 12 of the Lease, to the extent that the same shall not have been furnished to the Indenture Trustee;

                  (iii) the Owner Trustee will not enter into any business or other activity other than the business of owning the Aircraft, the leasing thereof to the Lessee and the carrying out of the transactions contemplated hereby and by the Lease, the Participation Agreement, the Trust Agreement and the other Indenture Documents; and

                  (iv) except as contemplated by the Operative Agreements, the Owner Trustee will not contract for, create, incur or assume any debt, and will not guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing, or otherwise), endorse or otherwise take action to become contingently liable, directly or indirectly, in connection with the debt of any other Person.

         Section 3.06.     [Reserved]

         Section 3.07. Disposal of Trust Indenture Estate. At any time and from time to time any part of the Trust Indenture Estate may be sold or disposed of in accordance with the provisions of this Indenture and the Lease. The Indenture
Trustee shall, from time to time, release any part of the Trust Indenture Estate so sold or disposed of or as to which an Event of Loss has occurred or as to which the Lease has been terminated from the Lien of this Indenture. In addition, to the extent that such property constitutes an Airframe or Engine, the further requirements of Section 9.08 hereof shall be complied with.

         Section  3.08.  No  Representations  or  Warranties  as to  Aircraft or
Documents.  NEITHER THE INDENTURE  TRUSTEE NOR THE OWNER TRUSTEE NOR SSB NOR THE
OWNER  PARTICIPANT  MAKES OR SHALL BE DEEMED TO HAVE MADE ANY  REPRESENTATION OR
WARRANTY,  EXPRESS  OR  IMPLIED,  AS TO THE TITLE,  AIRWORTHINESS,  WORKMANSHIP,
VALUE,  CONDITION,  DESIGN,  COMPLIANCE WITH SPECIFICATIONS,  MERCHANTABILITY OR
FITNESS FOR ANY PARTICULAR  USE OR PURPOSE OF THE AIRCRAFT OR ANY ENGINE,  AS TO
THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE
ABSENCE  OF  OBLIGATIONS  BASED  ON  STRICT  LIABILITY  IN  TORT  OR  ANY  OTHER
REPRESENTATION   OR  WARRANTY  WITH  RESPECT  TO  THE  AIRCRAFT  OR  ANY  ENGINE
WHATSOEVER,  except that SSB warrants  that on the  Delivery  Date (a) the Owner
Trustee shall have received whatever title was conveyed to it by the Seller, and
(b) the Aircraft shall be free and clear of Lessor's Liens  attributable to SSB.
Neither SSB nor the Indenture  Trustee makes or shall be deemed to have made any representation  or warranty as to the validity,  legality or  enforceability  of this Indenture,  the Trust Agreement, the Certificates or any Indenture Document
or as to the correctness of any statement  contained in any thereof,  except for the  representations  and warranties of SSB and the Indenture Trustee made under this  Indenture or in the  Participation  Agreement or of the Owner  Participant
made under the Participation Agreement.

         Section 3.09.     Further Assurances:  Financing  Statements.  At any time and from time to time, upon the request of the Indenture  Trustee or the Lessee,  at the expense of the Lessee,  the Owner  Trustee shall  promptly and duly  execute and deliver any and all such  further  instruments  and  documents  as may be  specified  in such request and as are  necessary  or advisable to perfect,  preserve or protect the Liens and  assignments  created or intended to be created hereby,  or to obtain for the Indenture  Trustee the full benefit of the specific rights and powers  granted  herein,  including,  without  limitation,  the execution and delivery of Uniform  Commercial  Code financing  statements and continuation  statements with respect  thereto,  or similar  instruments  relating to the perfection of the Liens or assignments created or intended to be created hereby.


                                   ARTICLE IV

                                  HOLDER LISTS

         Section  4.01.  Holder  Lists:  Ownership  of  Certificates.   (a)  The
Indenture  Trustee  shall  preserve  in as  current  a  form  as  is  reasonably practicable  the most recent list  available to it of the names and addresses of the Holders. If the Indenture Trustee is not the Registrar,  the Registrar shall furnish to the Indenture Trustee semi-annually not more than ten days after each
Record  Date,  as of such Record Date,  or at such other times as the  Indenture
Trustee may request in writing,  a list, in such form and as of such date as the
Indenture Trustee may reasonably require,  containing all the information in the possession  or control of the  Registrar  as to the names and  addresses  of the
Holders and the amounts and Maturities of the Certificates held by such Holders.

         (b)      Ownership of the Certificates shall be proved by the Register kept by the Registrar.


                                    ARTICLE V

                    RECEIPT, DISTRIBUTION AND APPLICATION OF
                     INCOME FROM THE TRUST INDENTURE ESTATE


         Section 5.01. Basic Rent Distribution.  Except as otherwise provided in
Section 5.03 hereof, each installment of Basic Rent, any payment of interest on overdue installments of Basic Rent, any payment received by the Indenture
Trustee pursuant to Section 8.03(a) hereof and any payment received by the Indenture Trustee pursuant to Section 17.02(b) (including any amount received by the Indenture Trustee pursuant to a draw on the Letter of Credit pursuant to such Section 17.02(b) and Section 5.10 hereof) or 17.02(c) of the Participation
Agreement shall be distributed by the Indenture Trustee no later than the time herein provided in the following order of priority:

first, (i) so much of such installment or payment as shall be required to pay in full the aggregate amount of the payment or payments of Principal
         Amount and interest and other amounts (as well as any interest on any overdue Principal Amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Series A Certificates shall be distributed to the Holders of Series A Certificates ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under each Series A Certificate bears to the aggregate amount of the payments then due under all Series A Certificates;

                  (ii) after giving effect to paragraph (i) above, so much of such installment or payment as shall be required to pay in full the aggregate amount of the payment or payments of Principal Amount and interest and other amounts (as well as any interest on any overdue
         Principal Amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Series B Certificates shall be distributed to the Holders of Series B
         Certificates ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under each Series B Certificate bears to the aggregate amount of the payments then due under all Series B Certificates;

                  (iii) after giving effect to paragraph (ii) above, so much of such installment or payment as shall be required to pay in full the aggregate amount of the payment or payments of Principal Amount and interest and other amounts (as well as any interest on any overdue
         Principal Amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Series C Certificates shall be distributed to the Holders of Series C
         Certificates ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under each Series C Certificate bears to the aggregate amount of the payments then due under all Series C Certificates; and

                  (iv) after giving effect to paragraph (iii) above, so much of such installment or payment as shall be required to pay in full the aggregate amount of the payment or payments of Principal Amount and interest and other amounts (as well as any interest on any overdue
         Principal Amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Series D Certificates shall be distributed to the Holders of Series D
         Certificates ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under each Series D Certificate bears to the aggregate amount of the payments then due under all Series D Certificates; and

second, the balance if any of such installment or payment remaining thereafter shall be distributed to the Owner Trustee, or as the Owner Trustee may request, for distribution pursuant to the Trust Agreement.

         Section 5.02. Event of Loss and Replacement; Prepayment. (a) Except as otherwise provided in Section 5.03 hereof, any payment received by the Indenture
Trustee  as the  result  of an  Event  of  Loss  with  respect  to the  Aircraft
(including pursuant to Section 11(a)(2) of the Lease, but, in the case of such Section 11(a)(2), subject to the time limits specified therein) or as the result of, or in connection with any event under the Lease giving rise to, a prepayment pursuant to Section 6.02 hereof, shall be promptly distributed by the Indenture
Trustee in the following order of priority:

first,            to reimburse the Indenture  Trustee for any costs or expenses  reasonably  incurred in connection with such prepayment,

second,  (i)      to pay the amounts  specified  in  paragraph  (i) of clause  "second" of Section 5.03 hereof then due and payable in respect of the Series A Certificates;

                  (ii) after giving effect to paragraph (i) above, to pay the amounts specified in paragraph (ii) of clause "second" of Section 5.03 hereof then due and payable in respect of the Series B Certificates;

                  (iii) after giving effect to paragraph (ii) above, to pay the amounts specified in paragraph (iii) of clause "second" of Section 5.03 hereof then due and payable in respect of the Series C Certificates;
         and

                  (iv) after giving effect to paragraph (iii) above, to pay the amounts specified in paragraph (iv) of clause "second" of Section 5.03 hereof then due and payable in respect of the Series D Certificates;

         provided,  that payments  pursuant to this clause "second" shall be made without the payment of Make-Whole
         Premium; and

third,   as provided in clause "third" of Section 5.03 hereof;

provided that if a Replacement Airframe shall be substituted for an Airframe subject to an Event of Loss as provided in Section 11(a)(1) of the Lease and
Section 9.08 hereof, any proceeds which result from such Event of Loss and are paid to the Indenture Trustee shall be held by the Indenture Trustee as part of the Trust Indenture Estate and, unless otherwise applied pursuant to Section
5.01 or 5.03 hereof, such proceeds shall be released to the Lessee upon the release of such damaged Airframe and the replacement thereof as herein provided.

         (b) Any amounts  received  directly or indirectly from any governmental authority,  insurer or other party pursuant to any provision of Section 11 or 12 of the Lease as the result of loss or damage not  constituting  an Event of Loss with respect to the Aircraft, or as a result of such loss or damage constituting an Event of Loss if and to the  extent  that such  amounts  would at the time be required to be paid to the Lessee  pursuant to Section 11 or 12 but for the fact that a  Specified  Default  exists  shall be held by the  Indenture  Trustee  as security for the obligations of the Lessee under the Lease and the Participation
Agreement  and shall be invested in  accordance  with the terms of Section  5.08 hereof and at such time as the conditions for payment to the Lessee specified in
Section  11 or 12,  as the case  may be,  shall be  fulfilled  and no  Specified
Default exists, such amount, and the proceeds of any investment thereof,  shall, to the  extent  not  theretofore  applied,  be paid to the  Lessee to the extent provided in the Lease.

         Section 5.03. Payment After Indenture Event of Default. etc. Except as otherwise provided in Sections 5.02(b), 5.04(b), 5.04(c) and 5.05 hereof, all payments (other than Excepted Payments) received and all amounts held or realized by the Indenture Trustee after an Indenture Event of Default shall have occurred and so long as such an Indenture Event of Default shall be continuing, and after the Certificates shall have become due and payable as provided in
Section  7.02(b) or (c) hereof,  shall be promptly  distributed by the Indenture
Trustee in the following order of priority:

first,            so much of such payments or amounts as shall be required to reimburse  the Indenture  Trustee for
-----
                  any tax,  expense,  charge or other  loss  (including,  without  limitation,  all  amounts  to be expended at the expense of, or charged  upon the tolls,  rents,  revenues,  issues,  products and profits of, the  property  included in the Trust  Indenture  Estate  pursuant to Section  7.03(b)
                  hereof) incurred by the Indenture Trustee (to the extent not previously  reimbursed)  (including, without  limitation,  the expenses of any sale, taking or other  proceeding,  attorneys' fees and expenses,  court costs, and any other  expenditures  incurred or expenditures or advances made by the Indenture  Trustee or the Holders in the  protection,  exercise or  enforcement of any right, power or remedy or any damages sustained by the Indenture  Trustee or the Holders,  liquidated or otherwise,  upon such Indenture  Event of Default)  shall be applied by the Indenture  Trustee as between itself and the Holders in reimbursement of such expenses;

second,           (i)      so much of such  payments or amounts  remaining  as shall be required to pay in full the
------
                  aggregate  unpaid  Principal  Amount of all Series A  Certificates,  and the  accrued  but unpaid interest and other amounts due thereon and all other Secured  Obligations  (other than Make-Whole
                  Premium)  in  respect  of the  Series  A  Certificates  to the  date of  distribution,  shall  be distributed to the Holders of Series A  Certificates,  and in case the aggregate  amount so to be distributed  shall be insufficient to pay in full as aforesaid,  then ratably,  without  priority of one over the other,  in the  proportion  that the  aggregate  unpaid  Principal  Amount of all
                  Series A  Certificates  held by each  Holder  plus the  accrued  but  unpaid  interest  and other
                  amounts  due  hereunder  or  thereunder   (other  than   Make-Whole   Premium)  to  the  date  of
                  distribution,  bears to the aggregate unpaid  Principal Amount of all Series A Certificates  held by all such Holders plus the accrued but unpaid  interest  and other  amounts due thereon  (other than Make-Whole Premium) to the date of distribution;

                  (ii) after giving  effect to paragraph  (i) above,  so much of such payments or amounts remaining as shall be required to pay in full the aggregate  unpaid Principal Amount of all Series B
                  Certificates,  and the accrued but unpaid  interest  and other amounts due thereon and all other Secured  Obligations  (other
                  than   Make-Whole   Premium)   in  respect  of  the  Series  B
                  Certificates to the date of distribution, shall be distributed to the  Holders  of  Series  B  Certificates,  and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid,  then ratably,  without  priority of one over  the  other,  in the  proportion  that the  aggregate unpaid Principal  Amount of all Series B Certificates  held by each Holder plus the  accrued  but unpaid  interest  and other amounts due  hereunder or  thereunder  (other than  Make-Whole
                  Premium) to the date of  distribution,  bears to the aggregate unpaid Principal  Amount of all Series B Certificates  held by all such  Holders  plus the  accrued but unpaid  interest  and other amounts due thereon (other than  Make-Whole  Premium) to the date of distribution;

                  (iii) after giving effect to paragraph (ii) above,  so much of such payments or amounts remaining as shall be required to pay in full the aggregate  unpaid Principal Amount of all Series C
                  Certificates,  and the accrued but unpaid  interest  and other amounts due thereon and all other Secured  Obligations  (other
                  than   Make-Whole   Premium)   in  respect  of  the  Series  C
                  Certificates to the date of distribution, shall be distributed to the  Holders  of  Series  C  Certificates,  and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid,  then ratably,  without  priority of one over  the  other,  in the  proportion  that the  aggregate unpaid Principal  Amount of all Series C Certificates  held by each Holder plus the  accrued  but unpaid  interest  and other amounts due  hereunder or  thereunder  (other than  Make-Whole
                  Premium) to the date of  distribution,  bears to the aggregate unpaid Principal  Amount of all Series C Certificates  held by all such  Holders  plus the  accrued but unpaid  interest  and other amounts due thereon (other than  Make-Whole  Premium) to the date of distribution; and

                  (iv) after giving effect to paragraph  (iii) above, so much of such payments or amounts remaining as shall be required to pay in full the aggregate  unpaid Principal Amount of all Series D
                  Certificates,  and the accrued but unpaid  interest  and other amounts due thereon and all other Secured  Obligations  (other
                  than   Make-Whole   Premium)   in  respect  of  the  Series  D
                  Certificates to the date of distribution, shall be distributed to the  Holders  of  Series  D  Certificates,  and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid,  then ratably,  without  priority of one over  the  other,  in the  proportion  that the  aggregate unpaid Principal  Amount of all Series D Certificates  held by each Holder plus the  accrued  but unpaid  interest  and other amounts due  hereunder or  thereunder  (other than  Make-Whole
                  Premium) to the date of  distribution,  bears to the aggregate unpaid Principal  Amount of all Series D Certificates  held by all such  Holders  plus the  accrued but unpaid  interest  and other amounts due thereon (other than  Make-Whole  Premium) to the date of distribution;

                  (it being  understood  that amounts  payable under this clause
                  "second" shall not in any event include  Make-Whole  Premium);
                  and

third, the balance, if any of such payments or amounts remaining thereafter shall be distributed to the Owner Trustee for distribution pursuant to the Trust Agreement.

         Section 5.04.     Certain  Payments.  (a) Except as  otherwise  provided in this  Indenture,  any payments received  by the  Indenture  Trustee  which  are to be held or  applied  according  to any  provision  in any other
Indenture Document shall be held or applied thereunder in accordance therewith.

         (b) The Indenture Trustee will distribute, promptly upon receipt, any indemnity or other payment received by it from the Owner Trustee or the Lessee in respect of (i) the Indenture Trustee in its individual capacity, (ii) the Subordination Agent, (iii) each Liquidity Provider, and (iv) the Pass-Through
Trustee,  in each case whether  pursuant to Article 8 or 9 of the  Participation
Agreement or as Supplemental Rent, directly to the Person (which may include the Indenture Trustee) entitled thereto. Any payment received by the Indenture
Trustee under clause (b) of the last paragraph of Section 2.04 shall be distributed to the Subordination Agent to be distributed in accordance with the terms of the Intercreditor Agreement.

         (c) Notwithstanding anything to the contrary contained herein, any sums received by the Indenture Trustee which constitute Excepted Payments shall be distributed promptly upon receipt by the Indenture Trustee directly to the Person or Persons entitled thereto.

         Section 5.05.  Other Payments.  Any payments  received by the Indenture
Trustee for which no provision as to the application thereof is made elsewhere in this Indenture or in any other Indenture Document shall be distributed by the Indenture Trustee (a) to the extent received or realized at any time prior to the payment in full of all obligations to the Holders, in the order of priority specified in Section 5.01 hereof, and (b) to the extent received or realized at any time after payment in full of all obligations to the Holders, in the following order of priority:

first,            in the manner provided in clause "first" of Section 5.03 hereof, and
-----                                               -----

second,  in the manner provided in clause "third" of Section 5.03 hereof.

         Section 5.06. Payments to Owner Trustee. Any amounts distributed hereunder by the Indenture Trustee to the Owner Trustee shall be paid to the Owner Trustee by wire transfer of immediately available funds of the type received by the Indenture Trustee at such office and to such account or accounts of such entity or entities as shall be designated by notice from the Owner
Trustee to the Indenture Trustee from time to time. The Owner Trustee hereby notifies the Indenture Trustee that unless and until the Indenture Trustee receives notice to the contrary from the Owner Trustee, all amounts to be distributed to the Owner Trustee hereunder for distribution in accordance with the Trust Agreement shall be distributed by wire transfer of immediately available funds of the type received by the Indenture Trustee to such account of the Owner Participant as may be specified pursuant to Section 2.06 of the Trust
Agreement.

         Section 5.07.     Application  of Payments.  Each  payment of  principal of and interest or other  amounts due on each Certificate shall, except as otherwise provided herein, be applied, first, to the payment of interest on such Certificate due and payable
                  to the date of such payment,  as provided in such Certificate, as well as any interest on overdue  principal  and  Make-Whole
                  Premium, if any, and, to the extent permitted by law, interest and other amounts due thereunder, second, to the payment of any other amount (other than the principal of such
                  Certificate)  due hereunder
                  to the Holder of such Certificate or under such Certificate, third, to the  payment  of the  principal  of such
                  Certificate  if then due  hereunder  or  under  such
-----
                  Certificate and fourth, the balance,  if any remaining  thereafter,  to the payment of the principal of such
                  Certificate remaining  unpaid (applied to the  installments of principal amount in the inverse order of their normal maturity)  (provided that such Certificate shall not be subject to prepayment  without the consent of the  affected  Holder  except as permitted by Sections  6.02,  6.06 and 8.02  hereof);
                  provided  that,  solely for the  purpose of  determining  whether an  Indenture  Event of Default shall  have  occurred  and be  continuing,  each  such  payment  shall be deemed  applied  in the following order of priority:  first, in the manner provided in clause "first" above,  second,  in
                                                -----                                    -----
                  the manner  provided in clause "third" above,  third,  in the manner  provided in clause "second"
                                                  -----                                                     ------
                  above and fourth, in the manner provided in clause "fourth" above.
                                                                      ------

         Section 5.08. Investment of Amounts Held by Indenture Trustee. Amounts held by the Indenture Trustee pursuant to Section 5.02(b) hereof or pursuant to any provision of any Indenture Document providing for investment by the Indenture Trustee of sums pursuant to Section 11(e) of the Lease or this Section
5.08 shall be invested by the Indenture Trustee from time to time in securities selected by (i) so long as no Event of Default shall have occurred and be continuing, the Lessee (and in the absence of written direction by the Lessee, the Indenture Trustee shall invest such monies in direct obligations of the United States of America) or (ii) so long as an Event of Default shall have occurred and be continuing, the Indenture Trustee and in each case shall be of the type meeting the criteria for Permitted Investments. Unless otherwise expressly provided in this Indenture, any income realized as a result of any such investment, net of the Indenture Trustee's reasonable fees and expenses in making such investment, shall be held and applied by the Indenture Trustee in the same manner as the principal amount of such investment is to be applied and any losses, net of earnings and such reasonable fees and expenses, shall be charged against the principal amount invested. The Lessee shall be responsible for and will promptly pay to the Indenture Trustee or the Owner Trustee, as the case may be, on demand, the amount of any loss realized as the result of any such investment (together with any fees, commissions and other costs and expenses, if any, incurred by the Indenture Trustee or the Owner Trustee in connection with such investment), such amount to be disposed of in accordance with the terms hereof or the Lease, as the case may be. The Indenture Trustee shall not be liable for any loss resulting from any investment made by it or any investment sold by it under this Indenture in accordance with instructions from the Lessee other than by reason of its willful misconduct or gross negligence, and any such investment may be sold (without regard to its maturity) by the Indenture Trustee without instructions whenever the Indenture Trustee reasonably believes such sale is necessary to make a distribution required by this Indenture. Notwithstanding the foregoing, amounts paid to the Indenture Trustee pursuant to the first sentence of Section 17.02(b) of the Participation
Agreement or Section 5.10 hereof shall be held by the Indenture Trustee in a non-interest bearing account until distributed by the Pass-Through Trustee on the next succeeding Payment Date.

         Unless otherwise confirmed in writing, an account statement delivered by the Indenture Trustee to the Owner Trustee (with a copy to the Lessee) shall be deemed written confirmation by the Owner Trustee that the investment transactions identified therein accurately reflect the investment directions given to the Indenture Trustee by or on behalf of the Lessee, unless the Lessee notifies the Indenture Trustee in writing to the contrary within 30 days of the date of receipt of such statement.

         Section 5.09. Withholding Taxes. The Indenture Trustee shall withhold any Taxes required to be withheld, except to the extent that the Holder has furnished evidence satisfactory to the Indenture Trustee of any exemption from withholding claimed by such Holder and under no circumstances shall the failure of any such Holder to receive any amounts so withheld constitute an Indenture
Event of Default. Notwithstanding any provision to the contrary in Sections 5.01 through 5.05 hereof and subject to Article 8 of the Participation Agreement, if the Lessee is required to pay any such Tax, or any interest or penalty thereon, or to indemnify the Owner Participant or the Owner Trustee with respect thereto pursuant to Section 8.01(c) of the Participation Agreement, the Lessee shall be entitled to receive any payments otherwise distributable to the Holder of any Certificate who was subject to such Tax pursuant to Sections 5.01 to 5.05 hereof until the amounts the Lessee shall have so paid in respect of any such Tax
[(together with interest thereon at the Debt Rate)] shall have been recovered in full by the Lessee.

         Section 5.10. Letter of Credit. If an amount is due and payable by the Lessee pursuant to the first sentence of Section 17.02(b) of the Participation
Agreement, the Indenture Trustee shall draw upon the Letter of Credit in an amount equal to such amount due from the Lessee, and such draw shall satisfy the obligation of the Lessee under such section with respect to such amount.


                                   ARTICLE VI

                           PREPAYMENT OF CERTIFICATES

         Section 6.01.     No Prepayment  Except as Specified.  Except as provided in Sections 6.02,  6.06 and 8.02 hereof, the Certificates may not be prepaid prior to their respective Maturities.

         Section 6.02.     Prepayment of Certificates.  (a) The Outstanding  Certificates  shall be prepaid in full
(and not in part):

                  (i) If an Event of Loss occurs with respect to the Airframe or with respect to the Airframe and the Engines or engines then installed on the Airframe (unless pursuant to Section 11(a)(1) of the Lease and Section 9.08 hereof replacement equipment is substituted therefor).

                  (ii) If the Lessee, pursuant to Section 16(a) of the Lease, gives notice of purchase of the Aircraft (and Section 2.12 hereof is not applicable in connection with such purchase), but subject to
         Section 6.02(c) below.

                  (iii) If the Owner Participant, or the Owner Trustee on behalf of the Owner Participant, gives notice of prepayment to the Indenture
         Trustee pursuant to Section 8.02 hereof (unless such notice is revoked in accordance with such Section).

                  (iv) If the Lessee, pursuant to Section 3(g) of the Lease, gives notice of a voluntary termination for obsolescence or surplus, but subject to Section 6.02(c) below.

                  (v) Pursuant to Section 15.01 of the Participation Agreement in connection with a refinancing of the Certificates, but subject to
         Section 6.02(c) below.

                  (vi) As  contemplated  by  Section  2.16  hereof  and  Section
         3.05(b) of the Participation Agreement if the Delivery Date has not occurred on or prior to the Cut-Off Date.

                  (vii) At the option of the Owner Trustee, with the prior written consent of the Lessee and the Owner Participant, upon not less than 25 days' prior written notice.

                  (viii) If a Triggering Event (as defined in the  Intercreditor
         Agreement)  occurs prior to the earliest of (A) the Delivery  Date, (B)
         the date the  obligations  of the Owner Trustee under the  Certificates
         are  assumed  by  the  Lessee   pursuant  to  Section  3.05(a)  of  the
         Participation Agreement and (iii) the Cut-Off Date.

         (b) In the event of a prepayment of the Certificates pursuant to Sections 6.02(a)(ii), (iv) and (v) above, the Owner Trustee, having received notice from the Lessee in accordance with and subject to the terms of Section
16(a) or 3(g) of the Lease or Article 15 of the Participation Agreement, as the case may be, shall give irrevocable (subject to Section 6.02(c) hereof) written notice to the Indenture Trustee and to the Holders of all of the Certificates specifying the Business Day on which the Certificates shall be prepaid. In the case of a prepayment of the Certificates pursuant to Section 6.02(a)(i) above, the Certificates shall be prepaid in full on the Loss Payment Date as defined in
Section 11(a)(2) of the Lease. In the case of a prepayment of the Certificates pursuant to Section 6.02(a)(iii) above, the Certificates shall be prepaid in full on the date so designated in the notice referred to in Section 8.02 hereof.
In the case of a prepayment of the Certificates pursuant to Section 6.02(a)(ii) or (iv) above, the Certificates shall be prepaid in full on the Termination
Date.  In the case of a  prepayment  of the  Certificates  pursuant  to  Section
6.02(a)(v) above, the Certificates shall be prepaid on the effective date of the Refinancing. In the case of a prepayment of the Certificates pursuant to Section
6.02(a)(vi) above, the Certificates shall be prepaid on the 15th day following the Cut-Off Date. In the case of a prepayment of the Certificates pursuant to
Section 6.02(a)(vii) above, the Certificates shall be prepaid on the date designated in the notice referred to therein. In the case of a prepayment of the Certificates pursuant to Section 6.02(a) (viii) above, the Certificates shall be prepaid on the Special Distribution Date (as defined in the Intercreditor
Agreement) as provided in Section 2.4(b)(ii) of the Intercreditor Agreement. The day on which the Certificates are to be prepaid pursuant to this Section 6.01(b) is herein referred to as the "Prepayment Date".

         On or prior to the Prepayment Date, immediately available funds shall be deposited with the Indenture Trustee in an amount in respect of the Certificates equal to:

                  (1) if such prepayment is made pursuant to Section 6.02(a)(i),
         (iii) (if clause (i),  but not clause (ii) or clause (iii) of the first sentence of Section  8.02(a) of the  Indenture is  applicable  and such prepayment  is made  when an Event of  Default  has  occurred  and been continuing  for 180 days or more,  or if clause (ii) or clause (iii) of
         the  first  sentence  of  Section   8.02(a)   hereof  is   applicable),
         6.02(a)(vi)  or  6.02(a)(viii)  above,  the  sum of (A)  the  aggregate principal amount of such  Certificates  then  Outstanding,  (B) accrued interest on the  Certificates  to the Prepayment Date and (C) all other aggregate  sums  due the  Indenture  Trustee  hereunder  or  under  the
         Participation  Agreement or the Lease,  but  excluding  any  Make-Whole
         Premium or other premium or penalty, or

                  (2)  if  such   prepayment   is  made   pursuant   to  Section
         6.02(a)(ii), 6.02(a)(iii) (if clause (i), but not clause (ii) or clause
         (iii) of the first  sentence  of Section  8.02(a) of the  Indenture  is applicable  and such  prepayment  is made when an Event of Default  has occurred  and been  continuing  for less  than 180  days)  6.02(a)(iv),
         6.02(a)(v) or 6.02(a)(vii)  above, the sum of the amounts  specified in clauses  (A),  (B)  and  (C) of  the  preceding  clause  (1)  plus  any
         Make-Whole Premium payable in respect of all Certificates

(the aggregate amount required to be paid pursuant to this sentence being herein referred to as the "Prepayment Price").

         (c) If, pursuant to the last paragraph of Section 3(g) of the Lease, no Termination Date shall occur, or if no refinancing shall occur pursuant to
Article 15 of the Participation Agreement, the Lessee shall give notice thereof to the Indenture Trustee, and the prepayment proposed to be effected in respect thereof shall not occur.

         Section 6.03. Notice of Prepayment to Holders. In order to effect any prepayment set forth in Section 6.02(a) hereof, the Indenture Trustee shall give prompt notice by first class mail of prepayment to each Holder of an Outstanding
Certificate. Any notice of prepayment given by the Owner Trustee may be revoked by the Owner Trustee at any time on or before the Prepayment Date by prompt notice to the Holders except as otherwise provided in the Lease or the Participation Agreement.

         All notices of prepayment shall state:

                  (1)      the Prepayment Date,

                  (2)      the applicable basis for determining the Prepayment Price,

                  (3) that on the Prepayment Date, subject to the provisions hereof, the Prepayment Price will become due and payable, and that interest on the Certificates shall cease to accrue on and after such Prepayment Date, and

                  (4) the place or places where such Certificates are to be surrendered for payment.

         Section 6.04.  Deposit of Prepayment  Price and Sinking Fund Redemption
Price. On the Prepayment Date or the Sinking Fund Redemption Date (as defined in
Section 6.06 hereof), the Owner Trustee shall, to the extent an amount equal to the Prepayment Price or the Sinking Fund Redemption Price (as defined in Section
6.06  hereof),  as the case may be,  shall not then be held in cash or Permitted
Investments (marked-to-market net of all costs and expenses of liquidation thereof) by the Indenture Trustee in immediately available funds and deposited for the purpose, pay to the Indenture Trustee an amount equal to the difference between (a) the amount then so held and (b) the Prepayment Price or the Sinking
Fund Redemption Price, as the case may be. If there shall so be on deposit and/or deposited the applicable Prepayment Price or Sinking Fund Redemption
Price on or prior to a Prepayment Date or Sinking Fund Redemption Date, interest shall cease to accrue in respect of all or, in the case of a mandatory sinking fund redemption, the relevant portion being prepaid of, the Outstanding
Certificates  on and after such  Prepayment Date or such Sinking Fund Redemption
Date.

         Section  6.05.   Certificates   Payable  on  Prepayment  Date.  On  the
Prepayment  Date, the  Outstanding  Certificates  shall (except (A) if the Owner
Trustee has requested the Indenture  Trustee to revoke such notice of prepayment in  accordance  with  Section  6.03 hereof or (B) as  otherwise  provided in the
Lease)  become due and payable and from and after such  Prepayment  Date (unless there  shall  be a  default  in  the  payment  of  the  Prepayment  Price)  such
Certificates  shall cease to bear interest.  Upon surrender by any Holder of its
Certificate for prepayment in accordance with said notice,  such Holder shall be paid the principal amount of its Certificate then outstanding,  accrued interest thereon to the  Prepayment  Date,  all other sums due to such Holder  hereunder, under the Participation Agreement or the Lease, plus, if a Make-Whole Premium is payable pursuant to Section 6.02(b) hereof, the Make-Whole Premium in respect of such Certificate.

         If any Certificate called for prepayment shall not be so paid upon timely surrender thereof for prepayment, the principal shall, until paid, continue to bear interest from the Prepayment Date at the interest rate applicable to such Certificate.

         Section 6.06. Mandatory Sinking Fund Redemption. The Certificates shall be subject to partial redemption, at the aggregate principal amount set forth for the Certificates of the respective Series and Maturity, on a pro rata basis, on each date specified in this Section (a "Sinking Fund Redemption Date") for such payment on the Certificates of such Series and Maturity. The Owner Trustee shall deposit funds sufficient to pay the Sinking Fund Redemption Price with the Indenture Trustee as provided in Section 6.04 hereof. The Indenture Trustee shall pay from the amounts so deposited on each applicable Sinking Fund
Redemption Date to the Certificates of each Series in the order of priority set forth in clause "first" of Section 5.01 and among the Holders of the Certificates of each Series then Outstanding on a pro rata basis the aggregate principal amount set forth in Schedule II hereto, together with accrued interest to such Sinking Fund Redemption Date, but without Make-Whole Premium (the
"Sinking Fund Redemption Price"):



                                   ARTICLE VII

                      INDENTURE EVENTS OF DEFAULT; REMEDIES
                        OF INDENTURE TRUSTEE AND HOLDERS

         Section 7.01. Indenture Event of Default. "Indenture Event of Default" means any of the following events (whatever the reason for such Indenture Event of Default and whether it shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i) any Event of Default  specified in Section 14 of the Lease
         (other than an Event of Default arising solely as the result of the failure to make an Excepted Payment unless the Owner Participant shall notify the Indenture Trustee in writing that such failure shall constitute an Indenture Event of Default); or

                  (ii) the failure of the Owner Trustee other than by reason of a Default or an Event of Default (i) to pay principal, interest or Make-Whole Premium, if any, on any Certificate when due, and such failure shall have continued unremedied for ten Business Days after the date when due or (ii) to pay any other amounts hereunder or under the Certificates when due and such failure shall have continued unremedied for a period of 30 days after the Owner Trustee and the Owner
         Participant  shall receive  written demand  therefor from the Indenture
         Trustee or by the Holders of not less than 25% in aggregate principal amount of Outstanding Certificates; or

                  (iii) (A) any  representation  or  warranty  made by SSB,  the
         Owner Trustee, the Owner Participant or any Owner Participant Guarantor
         or any Owner Trustee  Guarantor,  in any Operative  Agreement or in any
         certificate of SSB, the Owner Trustee,  the Owner  Participant,  or any
         Owner Participant  Guarantor  furnished to the Indenture Trustee or any
         Holder in  connection  herewith  or  therewith  or  pursuant  hereto or thereto  shall  prove  to have  been  incorrect  when  made and was and
         remains  in  any   respect   material   to  the  Holders  and  if  such
         misrepresentation is capable of being corrected as of a subsequent date
         and  if  such   correction  is  being  sought   diligently,   and  such
         misrepresentation   shall  not  have  been  corrected  within  30  days
         following notice thereof  identified as a "Notice of Indenture Event of
         Default" being given to the Owner Trustee and the Owner  Participant by the  Indenture  Trustee or by a Majority  in  Interest  of  Certificate
         Holders; or

                  (B) any (x) covenant made by the Owner Trustee in the fifth paragraph following the Habendum Clause hereof or Section 3.05(b)(iii) hereof or Section 7.02(b) or 7.12 of the Participation Agreement shall be breached in any respect, (y) covenant made by the Owner Participant in Section 7.02(c) or Section 7.13 of the Participation Agreement shall be breached in any respect, or (z) other covenant made by the Owner
         Trustee, in its individual capacity or as Owner Trustee, or by any Owner Trustee Guarantor, or by any Owner Participant or by any Owner
         Participant Guarantor in any Operative Agreement shall be breached in any respect and such breach shall remain unremedied for a period of 30 days after there has been given to the Owner Trustee and any Owner
         Participant by the Indenture Trustee or by Holders holding not less than 25% in aggregate principal amount of Outstanding Certificates a written notice identified as a "Notice of Indenture Event of Default" specifying such breach and requiring it to be remedied; or

                  (iv) the Owner Trustee, the Lessor's Estate, any Owner Trustee
         Guarantor,  any Owner  Participant or any Owner  Participant  Guarantor
         shall   file  any   petition   or  answer   seeking   for   itself  any
         reorganization,  arrangement, composition,  readjustment,  liquidation, dissolution or similar  relief under any present or future  bankruptcy, insolvency or similar statute, law or regulation;

                  (v) an order for relief shall be entered in respect of the Owner Trustee or any Owner Trustee Guarantor or any Owner Participant or any Owner Participant Guarantor or the Lessor's Estate by a court having jurisdiction in the premises in an involuntary case under the federal bankruptcy laws as now or hereafter in effect; or the Owner
         Trustee or any Owner Trustee Guarantor or any Owner Participant or any Owner Participant Guarantor or the Lessor's Estate shall file any answer admitting or not contesting the material allegations of a petition filed against the Owner Trustee or any Owner Trustee Guarantor or any Owner Participant or any Owner Participant Guarantor or the Lessor's Estate in any proceeding referred to in clause (vi) below or seek or consent or acquiesce in the appointment of any trustee, custodian, receiver or liquidator of the Owner Trustee or any Owner
         Trustee  Guarantor or any Owner  Participant  or any Owner  Participant
         Guarantor or the Lessor's Estate, as the case may be, or of all or any substantial part of its properties; or

                  (vi) without the consent or  acquiescence of the Owner Trustee or any Owner Trustee  Guarantor or any Owner  Participant  or any Owner
         Participant  Guarantor or the Lessor's  Estate,  as the case may be, an order shall be entered  constituting an order for relief or approving a petition for relief or reorganization or any other petition seeking any reorganization,  arrangement, composition,  readjustment,  liquidation, dissolution  or other  similar  relief  under  any  present  or  future bankruptcy, insolvency or similar statute, law or regulation, or if any such  petition  shall be filed  against the Owner  Trustee or any Owner
         Trustee  Guarantor or any Owner  Participant  or any Owner  Participant
         Guarantor or the Lessor's Estate, as the case may be, and such petition shall not be dismissed  within 60 days,  or if,  without the consent or acquiescence of the Owner Trustee or any Owner Trustee Guarantor or any
         Owner  Participant or any Owner  Participant  Guarantor or the Lessor's
         Estate,  as the case may be, an order  shall be  entered  appointing  a trustee, custodian,  receiver or liquidator of the Owner Trustee or any
         Owner  Trustee   Guarantor  or  any  Owner  Participant  or  any  Owner
         Participant Guarantor or the Lessor's Estate, as the case may be, or of all or any  substantial  part of the properties of the Owner Trustee or any  Owner  Trustee  Guarantor  or any Owner  Participant  or any Owner
         Participant  Guarantor or the Lessor's Estate,  as the case may be, and such order shall not be dismissed within 60 days; or

                  (vii)  any Owner  Trustee  Guaranty  or any Owner  Participant
         Guaranty shall cease to be a valid and enforceable obligation of any Owner Trustee Guarantor or any Owner Participant Guarantor, as the case may be, or otherwise shall not be in full force and effect.

         Section 7.02. Remedies. (a) If an Indenture Event of Default shall have occurred  and be  continuing  and  so  long  as the  same  shall  be  continuing unremedied,  then and in every such case,  the  Indenture  Trustee may, and when required by the provisions of Article IX or Section  7.02(c)  hereof,  shall (i)
exercise  any or all of the  rights  and  powers  and  pursue any and all of the remedies  pursuant to this  Article  VII,  and (ii) in the event such  Indenture
Event of Default is an Indenture  Event of Default  referred to in clause (i) of
Section 7.01 hereof, exercise any and all of the remedies pursuant to Section 15 of the Lease;  provided  that  without the consent of the Owner  Trustee and the
Owner  Participant  such  exercise of  remedies  shall not occur until after the latest date on which the Owner  Trustee  may cure the  related  Event of Default pursuant to Section  8.03  hereof.  The  Indenture  Trustee may  (subject to the provisions of the next succeeding  paragraph) take possession of all or any part of the  properties  covered or intended  to be covered by the Lien and  security
interest   created  hereby  or  pursuant   hereto  and  may  exclude  the  Owner
Participant,  the Owner  Trustee,  the Lessee and any  transferee  of the Lessee
(subject to Section 15.05  hereof),  and all Persons  claiming under any of them wholly or partly therefrom.  In addition,  the Indenture Trustee may (subject to the  provisions of the next  succeeding  paragraph)  exercise any other right or remedy in lieu of or in addition to the  foregoing  that may be  available to it under  applicable  law, or proceed by  appropriate  court  action to enforce the terms hereof,  of the Lease, or both, or to rescind the Lease.  Without limiting any of the foregoing, it is understood and agreed that the Indenture Trustee may exercise any right of sale of the Aircraft available to it, even though it shall not have taken possession of the Aircraft and shall not have possession  thereof at the time of such sale.

         Notwithstanding the foregoing, it is understood and agreed that if the Indenture Trustee shall proceed to foreclose the Lien of this Indenture, it shall substantially simultaneously therewith, to the extent the Indenture
Trustee is then entitled to do so hereunder and under the Lease, and is not then stayed or otherwise prevented from doing so, proceed (to the extent it has not already done so) to declare the Lease in default and commence the exercise in good faith of one or more of the significant remedies under Section 15 of the Lease (as the Indenture Trustee determines in its sole discretion) for the purpose of recovering the Aircraft. It is further understood and agreed that if the Indenture Trustee is unable to exercise one or more remedies under Section
15 of the Lease because of any stay or operation of law or otherwise, the Indenture Trustee shall not be entitled to foreclose the Lien of this Indenture
(A) until the earlier of (i) 60 days from the date of any such stay or applicable order under Section 1110 of the Bankruptcy Code plus any extension consented to by the Indenture Trustee or the Holders of Certificates of such period as permitted under Section 1110(b) of the Bankruptcy Code and (ii) the date of actual repossession of the Aircraft by the Indenture Trustee or (B) if the Lessee has agreed to perform or assume the Lease pursuant to Section 365 or 1110 of the Bankruptcy Code and no Event of Default (other than as specified in Section 14(f), (g), (h) or (i) of the Lease, or other Event of Default in respect of which the 30-day period referred to in clause (a)(1)(B)(ii)(l) of
Section 1110 of the Bankruptcy Code shall not yet have expired) shall be continuing. For the avoidance of doubt, it is expressly understood and agreed that except as aforesaid the above-described inability of the Indenture Trustee to exercise any right or remedy under the Lease shall in no event and under no circumstances prevent the Indenture Trustee from exercising all of its rights, powers and remedies under this Indenture, including, without limitation, this
Article VII. The Indenture Trustee further agrees that notice of intent to foreclose shall be given to the Owner Trustee at the earlier of the commencement of any proceeding or at least 30 days prior to the consummation of foreclosure of the Lien of this Indenture.

         (b) If an Indenture  Event of Default under clause (iv), (v) or (vi) of
Section 7.01 hereof shall occur and be continuing, the unpaid principal of all Outstanding Certificates, together with interest accrued but unpaid thereon and all other amounts due thereunder, but without Make-Whole Premium, shall immediately become due and payable, without presentment, demand, protest or notice, all of which are hereby waived.

         (c) If any Indenture Event of Default not described in the preceding paragraph (b) shall have occurred and be continuing, then and in every such case, the Indenture Trustee may on its own accord or at the direction of a Majority in Interest of Certificate Holders, at any time, by written notice to the Owner Trustee, the Owner Participant and the Lessee, declare the principal of all the Certificates to be due and payable, whereupon the unpaid principal amount of all Outstanding Certificates, together with accrued interest thereon and all other amounts due thereunder, but without Make-Whole Premium, shall immediately become due and payable without presentment, demand, protest or other notice, all of which are hereby waived. At any time after such declaration and prior to the sale or disposition of the Trust Indenture Estate, however, the Holders of not less than 50% in aggregate principal amount of Outstanding
Certificates, by notice to the Indenture Trustee, the Owner Trustee and the Lessee, may rescind such declaration, whether made by the Indenture Trustee on its own accord or as directed, if (x) there has been paid or deposited with the Indenture Trustee a sum sufficient to pay all overdue installments of interest on all Certificates (together, to the extent permitted by law, with interest on such overdue installments of interest), the principal on any Certificates that would have become due otherwise than by such declaration of acceleration, all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, or (y) all Indenture Events of Default (other than the nonpayment of principal that has become due solely because of such acceleration) have been either cured or waived as provided in Section 7.11 hereof. No such rescission shall affect any subsequent default or impair any right consequent thereon.

         (d) Each Holder shall be entitled at any sale to credit against any purchase price bid at such sale by such Holder all or any part of the unpaid obligations owing to such Holder secured by the Lien of this Indenture (but only to the extent that an amount equal to such purchase price would have been paid to such Holder pursuant to Article V hereof if such purchase price were paid in cash and the foregoing provisions of this subsection (d) were not given effect).

         Section 7.03. Return of Aircraft. etc. (a) Subject to Section 7.02 hereof, if an Indenture Event of Default shall have occurred and be continuing, at the request of the Indenture Trustee, the Owner Trustee shall promptly execute and deliver to the Indenture Trustee such documents as the Indenture
Trustee may deem necessary or advisable to enable the Indenture Trustee or an agent or representative designated by the Indenture Trustee, at such time or times and place or places as the Indenture Trustee may specify, to obtain possession of all or any part of the Trust Indenture Estate to which the Indenture Trustee shall at the time be entitled under this Indenture. Subject to the foregoing, if the Owner Trustee shall for any reason fail to execute and deliver such documents after such request by the Indenture Trustee, the Indenture Trustee may pursue all or part of such Trust Indenture Estate wherever it may be found and enter any of the premises of the Lessee or the Owner Trustee wherever such Trust Indenture Estate may be or be supposed to be and search for such Trust Indenture Estate and take possession of and remove such Trust
Indenture Estate. All expenses of pursuing,  searching for and taking such Trust
Indenture Estate shall, until paid, be secured by the Lien of this Indenture.

         (b) Upon every such taking of possession, the Indenture Trustee may, from time to time, at the expense of the Trust Indenture Estate, make all such expenditures for maintenance, insurance and repairs to and of such Trust
Indenture Estate, as the Indenture Trustee may reasonably deem proper. In each case subject to Section 7.02 hereof, the Indenture Trustee shall have the right to maintain, use, operate, store, lease, control or manage the Trust Indenture
Estate and to carry on the business and to exercise all rights and powers of the Owner Participant and the Owner Trustee relating to the Trust Indenture Estate, as the Indenture Trustee may reasonably deem best, including the right to enter into any and all such agreements with respect to the maintenance, insurance, use, operation, storage, leasing, control, management or disposition of all or any part of the Trust Indenture Estate as the Indenture Trustee may determine.
Further, the Indenture Trustee shall be entitled to collect and receive directly all tolls, rents (including Rent), revenues, issues, income, products and profits of the Trust Indenture Estate other than Excepted Payments, without prejudice, however, to the right of the Indenture Trustee under any provision of this Indenture to collect and receive all cash held by, or required to be deposited with, the Indenture Trustee under this Indenture. Such tolls, rents
(including Rent), revenues, issues, income, products and profits shall be applied to pay the expenses of the use, operation, storage, leasing, control, management, or disposition of the Trust Indenture Estate, and of all maintenance and repairs, and to make all payments which the Indenture Trustee may be required or may reasonably elect to make for any taxes, assessments, insurance or other proper charges upon the Trust Indenture Estate (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of the Owner Trustee and the Lessee), and all other payments which the Indenture Trustee may be required or authorized to make under any provision of this Indenture, as well as just and reasonable compensation for the services of the Indenture Trustee and of all persons properly engaged and employed for such purposes by the Indenture Trustee;
provided, that any excess amounts shall be promptly distributed in accordance with Section 5.03 hereof.

         (c) Subject to Section 7.02 hereof, if an Indenture Event of Default shall have occurred and be continuing and the Indenture Trustee shall be entitled to exercise remedies hereunder, and subject to Article VIII hereof, the Indenture Trustee, either with or without taking possession, and either before or after taking possession, and without instituting any legal proceedings whatsoever, may sell, assign, transfer and deliver the whole or, from time to time, to the extent permitted by law, any part of the Trust Indenture Estate, or any part thereof, or interest therein, at any private sale or public auction to the highest bidder, with or without demand, advertisement or notice, except that in respect of any private sale 30 days' prior written notice by registered mail to the Owner Trustee and any Owner Participant will be provided, for cash or, with the consent of the Owner Trustee and any Owner Participant, credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Indenture Trustee in exercising reasonable commercial discretion may determine; provided, that any such action shall be at the time lawful and that all mandatory legal requirements shall be complied with. Any notice required pursuant to the terms hereof in the case of a public sale, shall state the time and place fixed for such sale. Any such public sale shall be held at such time or times within ordinary business hours as the Indenture Trustee shall fix in the notice of such sale. At any such sale, the Trust Indenture
Estate may be sold in one lot as an entirety or in separate  lots. The Indenture
Trustee  shall not be  obligated to make any sale  pursuant to such notice.  The
Indenture Trustee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for such sale, and any such sale may be made at any time or place to which the same may be so adjourned without further notice or publication. The Indenture Trustee may exercise such right of sale without possession or production of the Certificates or proof of ownership thereof, and as representative of the Holders may exercise such right without notice to the Holders or without including the Holders as parties to any suit or proceedings relating to the foreclosure of any part of the Trust Indenture Estate. The Owner
Trustee shall execute any and all such bills of sale, assignments and other documents, and perform and do all other acts and things requested by the Indenture Trustee in order to permit consummation of any sale of the Trust
Indenture Estate in accordance with this Section 7.03(c) and to effectuate the transfer or conveyance referred to in the first sentence of this Section
7.03(c).  Notwithstanding  any other provision of this Indenture,  the Indenture
Trustee shall not sell the Trust Indenture Estate or any part thereof unless the Certificates shall have been accelerated.

         (d) To the extent  permitted by applicable  law, and subject to Section
7.02 hereof, the Indenture Trustee or any Holder may be a purchaser of the Trust
Indenture Estate or any part thereof or any interest therein at any sale thereof, whether pursuant to foreclosure or power of sale or otherwise. The
Indenture Trustee may apply against the purchase price therefor the amount then due hereunder or under any of the Certificates secured hereby and any Holder may apply against the purchase price therefor the amount then due to it hereunder, under any other Indenture Document or under the Certificates held by such Holder to the extent of such portion of the purchase price as it would have received had it been entitled to share any distribution thereof. The Indenture Trustee or any Holder or nominee thereof shall, upon any such purchase, acquire good title to the property so purchased, free of the Lien of this Indenture and, to the extent permitted by applicable law, free of all rights of redemption in the Owner Trustee or the Owner Participant in respect of the property so purchased.

         (e) The Indenture Trustee shall, as a matter of right, be entitled to the appointment of a receiver (who may be the Indenture Trustee or any successor or nominee) for all or any part of the Trust Indenture Estate, whether such receivership be incidental to a proposed sale of the Trust Indenture Estate or the taking of possession thereof or otherwise, and the Owner Trustee hereby consents to the appointment of such receiver and will not oppose any such appointment. Any receiver appointed for all or any part of the Trust Indenture
Estate shall be entitled to exercise all of the rights and powers of the Indenture Trustee with respect to the Trust Indenture Estate.

         Section 7.04. Indenture Trustee May Prove Debt. If the Owner Trustee shall fail to pay any amount payable hereunder or under the Certificates, the Indenture Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Owner Trustee and collect in the manner provided by law out of the property of the Owner Trustee wherever situated, the moneys adjudged or decreed to be payable; provided, that any sale of any portion of the Trust Indenture Estate shall be done in accordance with Sections 7.02 and 7.03(c) hereof.

         In case  there  shall be  pending  proceedings  relative  to the  Owner
Trustee under the Bankruptcy Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Owner Trustee or its property, or in case of any other comparable judicial proceedings relative to the Owner Trustee, or to the creditors or property of the Owner
Trustee, the Indenture Trustee, irrespective of whether the principal of the Certificates shall then be due and payable as therein or herein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                  (a) to file and prove a claim or claims  for the whole  amount of principal, interest and other amounts owing and unpaid in respect of the  Certificates  or  hereunder,  and to file  such  other  papers  or documents  as may be necessary or advisable in order to have the claims
         of  the  Indenture   Trustee   (including   any  claim  for  reasonable
         compensation to the Indenture  Trustee and each  predecessor  Indenture
         Trustee,  and their respective agents,  attorneys and counsel,  and for reimbursement of the Indenture  Trustee and each predecessor  Indenture
         Trustee,  except as a result of  negligence  or bad  faith)  and of the
         Holders  allowed  in any  judicial  proceedings  relative  to the Owner
         Trustee or to the creditors or property of the Owner Trustee,

                  (b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and

                  (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Holders and of the Indenture Trustee on their behalf;

and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Holders to make payments to the Indenture
Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to the Holders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture
Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or willful misconduct.

         Nothing  contained  herein shall be deemed to authorize  the  Indenture
Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Certificates or the rights of any Holder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Holder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

         All rights of action and rights to assert claims under this  Indenture, or under any of the  Certificates,  may be  enforced  by the  Indenture  Trustee without the  possession  of such  Certificates.  Any trial or other  proceedings instituted by the Indenture  Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the
expenses,   disbursements  and  compensation  of  the  Indenture  Trustee,  each predecessor  Indenture Trustee and their respective agents and attorneys,  shall be for the ratable benefit of the Holders, as provided herein.

         In any proceedings brought by the Indenture Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party) the Indenture Trustee shall be held to represent all the Holders of the Certificates, and it shall not be necessary to make any Holders parties to such proceedings.

         Section 7.05. Remedies Cumulative. Each and every right, power and remedy given to the Indenture Trustee in this Indenture shall be cumulative and shall be in addition to every other right, power and remedy specifically given herein or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically given herein or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Indenture Trustee or the Holders, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or later any other right, power or remedy. No delay or omission by the Indenture Trustee or of any Holder in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Owner Trustee or the Lessee or to be an acquiescence in any such default.

         Section 7.06. Suits for Enforcement. If an Indenture Event of Default has occurred, has not been waived and is continuing, the Indenture Trustee may in its discretion and subject to its rights of appropriate indemnification under Sections 7.08 and 9.03 and Article XI hereof proceed to protect and enforce its rights and rights of the Holders by such appropriate judicial proceedings as the Indenture Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Indenture Trustee or the Holders by this Indenture or by law; provided, that any sale of any portion of the Trust Indenture Estate shall be done in accordance with Sections 7.02 and 7.03(c) hereof.

         Section  7.07  Discontinuance  of  Proceedings.  In case the  Indenture
Trustee or any Holder shall have instituted any proceeding to enforce any right, power or remedy under this Indenture by foreclosure, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Indenture Trustee or such Holder, then the Owner Trustee, the Indenture Trustee, any Owner Participant, the
Holders and the Lessee shall, subject to any binding determination in such proceeding, be restored to their former positions and rights under this Indenture with respect to the Trust Indenture Estate, and all rights, remedies and powers of the Indenture Trustee and the Holders shall continue as if no such proceeding had been instituted.

         Section  7.08.  Limitations  on  Suits by  Holders.  No  Holder  of any
Certificate shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Indenture Trustee written notice that an Indenture Event of Default shall then have occurred and be continuing, as hereinbefore provided, and a Majority in Interest of Certificate Holders shall have made written request upon the Indenture Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Indenture
Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceedings and no direction inconsistent with such written request shall have been given to the Indenture
Trustee pursuant to Section 7.10 hereof; it being understood and intended, and being expressly covenanted by the Holder of each Certificate with every other
Holder of each other Certificate and the Indenture Trustee,  that no one or more
Holders shall have any right in any manner whatever to affect, disturb or prejudice the rights of any other Holder or the Lien of this Indenture or any part of the Trust Indenture Estate or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner provided herein and for the equal, ratable and common benefit of all Holders. For the protection and enforcement of the provisions of this Section, each and every Holder and the Indenture Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section   7.09.   Unconditional   Right  of  Holders  to   Payments  on
Certificates.  Notwithstanding  any other  provision in this  Indenture  and any provision of any Certificate,  the right of any Holder to receive payment of the principal of and interest and Make-Whole Premium, if any, on such Certificate on or  after  the  respective  due  dates  and  in the  manner  expressed  in  such
Certificate,  or,  subject to Section  7.08 hereof,  to  institute  suit for the enforcement  of any such payment on or after such  respective  dates as provided herein, shall not be impaired or affected without the consent of such Holder.

         Section  7.10.  Control  by  Holders.   The  Majority  in  Interest  of
Certificate  Holders shall have the right to direct the Indenture  Trustee as to the  time,  method,  and  place of  conducting  any  proceeding  for any  remedy available to the Indenture  Trustee,  or exercising any trust or power conferred on the Indenture  Trustee by this Indenture;  provided that such direction shall not be  otherwise  than  in  accordance  with  law and  the  provisions  of this
Indenture and the Indenture Trustee shall have received,  to the extent provided in Sections 7.08 and 9.03 and Article XI hereof, such reasonable indemnification as it may require against the costs,  expenses and liabilities to be incurred by the Indenture  Trustee;  and provided further that (subject to the provisions of
Section 9.02 hereof) the  Indenture  Trustee  shall have the right to decline to follow any such  direction if the Indenture  Trustee,  being advised by counsel, shall  determine  that the action or  proceeding so directed may not lawfully be taken or if the Indenture  Trustee in good faith by its board of directors,  the executive  committee,  or a trust committee of directors or Responsible Officers of the  Indenture  Trustee shall  determine  that the action or  proceedings  so directed  would  involve the Indenture  Trustee in personal  liability or if the
Indenture  Trustee  in good  faith  shall  so  determine  that  the  actions  or forebearances  specified  in or  pursuant  to such  direction  shall  be  unduly prejudicial  to the  interests  of  Holders  not  joining  in the giving of said direction,  it being  understood  that  (subject  to Section  9.02  hereof)  the
Indenture Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such Holders.

         Nothing  in this  Indenture  shall  impair  the right of the  Indenture
Trustee in its  discretion  to take any action  deemed  proper by the  Indenture
Trustee and which is not inconsistent with the direction by the Majority in Interest of Certificate Holders.

         Section  7.11.   Waiver  of  Past  Indenture   Default.   Upon  written
instructions from the Majority in Interest of Certificate Holders, the Indenture
Trustee shall waive any past Indenture Default and its consequences and upon any such waiver such Indenture  Default shall cease to exist and any Indenture Event of  Default  arising  therefrom  shall be deemed  to have  been  cured for every purpose of this Indenture,  but no such waiver shall extend to any subsequent or other  Indenture  Default  or impair  any right  consequent  thereon;  provided, however,  that in the absence of written  instructions from all Holders and each
Liquidity Provider,  the Indenture Trustee shall not waive any Indenture Default
(a) in the  payment  of the  principal  of or  Make-Whole  Premium,  if any,  or interest on, or other amounts due under,  any Certificate then  Outstanding,  or
(b) in respect of a covenant or provision of this Indenture which, under Article
XIII hereof, cannot be modified or amended without the consent of each Holder.

         Section 7.12. Notice of Indenture Default.  The Indenture Trustee shall transmit to the Owner Trustee,  the Holders and to any Owner Participant  notice of any  Indenture  Defaults  actually  known  to a  Responsible  Officer  of the
Indenture  Trustee,  such notice to be transmitted by mail to the Holders within
90 days, and to the Owner Trustee and any Owner  Participant  promptly after the occurrence  thereof,  unless such Indenture Default shall have been cured before the giving of such notice;  provided that except in the case of a default in the
payment  of  the  principal  of  or  interest  on  any  Certificate,   under  no
circumstances  shall the Indenture Trustee give such notice to the Holders until the  expiration  of a period of 60 days from the  occurrence  of such  Indenture
Default; and provided further that, except in the case of default in the payment of the  principal  of or  interest  on or any other  amount due under any of the
Certificates,  the  Indenture  Trustee  shall be protected in  withholding  such notice to the Holders if and so long as the board of  directors,  the  executive committee,  or a trust  committee of directors  or trustees  and/or  Responsible
Officers of the Indenture  Trustee in good faith determines that the withholding of such notice is in the interests of the Holders.


                                  ARTICLE VIII

                           RIGHTS OF THE OWNER TRUSTEE
                            AND THE OWNER PARTICIPANT


         Section 8.01.  Certain  Rights of Owner Trustee and Owner  Participant.
(a) Subject to Section 13.01 hereof and the provisions of paragraph (a) immediately following the Granting Clause hereof, without the consent of a Majority in Interest of Certificate Holders, the respective parties to the Indenture Documents may not modify, amend or supplement any of said agreements, or give any consent, waiver, authorization or approval thereunder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder; provided, however, that the actions specified in subsection (b) of this Section 8.01, the actions specified in Section 2.18 hereof, and the amendments contemplated by Section 2.03 of the Participation
Agreement (subject to the limitations set forth therein) may be taken without the consent of the Indenture Trustee or any Holder.

         (b) Subject to the provisions of subsection (c) of this Section 8.01, the Lessor and the respective parties to the Indenture Documents, at any time and from time to time, without the consent of the Indenture Trustee or of any Holder, may:

                  (1) so  long as no  Indenture  Event  of  Default  shall  have occurred and be continuing,  modify,  amend or supplement the Lease, or give any waiver with respect  thereto,  except that without  compliance with subsection (a) of this Section 8.01 the parties to the Lease shall not modify, amend or supplement,  or give any waiver for the purpose of adding any provisions to or changing in any manner or  eliminating  any of the  provisions  thereof or of modifying in any manner the rights of the  respective  parties  thereunder,  with  respect  to the  following provisions  of the  Lease as in effect on the  effective  date  hereof:
         Sections 2, 3(c) (except to the extent such Section  relates to amounts payable  (whether  directly or pursuant to this  Indenture)  to Persons other than Holders,  each Liquidity  Provider,  the Subordination Agent and the  Indenture  Trustee in its  individual  capacity),  3(e),  3(f)
         (except insofar as it relates to the address or account  information of the  Owner  Trustee  or the  Indenture  Trustee)  (other  than  as such
         Sections 3(c), 3(e) and 3(f) may be amended pursuant to Section 3(d) of the Lease as in effect on the effective date hereof), 3(g) (except that further restrictions may be imposed on the Lessee), 4, 6, 8, 10 (except in order to increase the Lessee's  liabilities  or enhance the Lessor's rights  thereunder),  11 (except that  additional  requirements  may be imposed on the  Lessee),  12 (except for Section  12(e) and except that additional  insurance  requirements  may be imposed on the Lessee),  14
         (except to impose  additional or more stringent Events of Default),  15
         (except to impose additional remedies), 20 (except to impose additional requirements on the Lessee), 23(f), and 26, and any definition of terms used  in the  Lease,  to the  extent  that  any  modification  of  such definition  would result in a  modification  of the Lease not permitted pursuant to this subsection (b); provided that the parties to the Lease may take any such action  without the consent of the Indenture  Trustee or any  Holder to the extent  such  action  relates  to the  payment of amounts constituting,  or the Owner Trustee's,  the Owner Participant's
         or the  Lessee's  rights  or  obligations  with  respect  to,  Excepted
         Payments  (other  than the  place,  time and  manner of  payment of any portion of Basic Rent constituting an Excepted Payment);

                  (2) modify, amend or supplement the Trust Agreement and any other Indenture Document (other than the Lease and the Participation
         Agreement), or give any consent, waiver, authorization or approval with respect thereto, in each case only to the extent any such action shall not materially adversely impact the interests of the Holders;

                  (3) modify, amend or supplement the Participation Agreement, or give any consent, waiver, authorization or approval with respect thereto, except that without compliance with subsection (a) of this
         Section 8.01 the parties to the Participation Agreement shall not modify, amend or supplement, or give any consent, waiver, authorization or approval for the purpose of adding provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder, with respect to the following provisions of the Participation Agreement as in effect on the effective date hereof: Article 6 and Section 10.01(b)
         (insofar as such Article 6 and Section 10.01(b) relate to the Indenture
         Trustee,  the  Pass-Through  Trustee  and the  Holders),  Article 7 and
         Sections 3.05, 15.01, 17.02 and 17.10 and Articles 8 and 9 (insofar as such Articles relate to the Indenture Trustee; it being understood that only the Indenture Trustee's consent in respect thereof need be obtained) and any definition of terms used in the Participation
         Agreement, to the extent that any modification of such definition would result in a modification of the Participation Agreement not permitted pursuant to this subsection (b); and

                  (4) modify,  amend or  supplement  any of said  agreements  in order to cure any  ambiguity,  to correct or supplement  any provisions thereof which may be defective or inconsistent with any other provision thereof or of any  provision  of this  Indenture,  or to make any other provision  with respect to matters or questions  arising  thereunder or
         under  this  Indenture  which  shall  not  be  inconsistent   with  the
         provisions  of this  Indenture,  provided  the making of any such other provision shall not adversely affect the interests of the Holders.

         (c)  No   modification,   amendment,   supplement,   consent,   waiver,
authorization  or  approval  with  respect  to the  Lease  or the  Participation
Agreement, whether effected pursuant to subsection (a) or pursuant to subsection
(b) of this Section 8.01 and anything in such  subsections  or elsewhere in this
Indenture to the  contrary  notwithstanding,  shall,  without the consent of the
Holder of each  Outstanding  Certificate  affected  thereby,  and each Liquidity
Provider,

                  (1) modify, amend or supplement the Lease in such a way as to extend the time of payment of Basic Rent or Stipulated Loss Value or Supplemental Rent payable to the Holders or any Liquidity Provider or any other amounts payable for the account of the Holders or any Liquidity Provider (subject in any event to Section 3(e) of the Lease) upon the occurrence of an Event of Loss or Termination Value and any other amounts payable for the account of the Holders (subject in any event to Section 3(e) of the Lease) upon termination of the Lease with respect to the Aircraft payable under, or as provided in, the Lease as in effect on the effective date hereof, or reduce the amount of any installment of Basic Rent or Supplemental Rent so that the same is less than the payment of principal of, and interest on the Certificates and Make-Whole Premium, if any, and amounts due to each Liquidity Provider, as the case may be, to be made from such installment of Basic Rent or Supplemental Rent, or reduce the aggregate amount of Stipulated Loss
         Value, or any other amounts payable under, or as provided in, the Lease as in effect on the date of the Indenture Supplement upon the occurrence of an Event of Loss so that the same is less than the accrued interest on and the principal as of the Loss Payment Date, of the Certificates at the time Outstanding or reduce the amount of Termination Value and any other amounts payable under, or as provided in, the Lease as in effect on the date of the Indenture Supplement upon termination of the Lease with respect to the Aircraft so that the same is less than the accrued interest on and principal as of the Lease
         Termination Date and Make-Whole Premium, if any, of Certificates at the time Outstanding, or

                  (2) modify, amend or supplement the Lease in such a way as to, or consent to any assignment of the Lease or give any consent, waiver, authorization or approval which would, release the Lessee from its absolute and unconditional obligations in respect of payment of Basic
         Rent or Supplemental Rent, or Stipulated Loss Value and any other amounts payable for the account of the Holders (subject in any event to Section 3(e) of the Lease) upon the occurrence of an Event of Loss, or Termination Value and any other amounts payable for the account of the Holders (subject in any event to Section 3(e) of the Lease) with respect to the Aircraft, payable under, or as provided in, the Lease as in effect on the date of the Indenture Supplement, except for any such assignment pursuant to Section 2.12 hereof, and except as provided in the Lease as in effect on the date of the Indenture Supplement.

         (d) At all times so long as this Indenture is in effect, the consent of the Owner Trustee (at the direction of the Owner Participant) shall be required in order (i) to amend, modify or supplement the Lease or any other Operative
Document to which the Owner Trustee is a party or to waive compliance by the Lessee with any of its obligations thereunder and (ii) to grant any consent requested under the Lease.

Notwithstanding  the  foregoing,  but subject always to the provision of Section
15.05 hereof, the Indenture Trustee shall at all times have the right, to the exclusion of the Owner Trustee and the Owner Participant, to (A) declare the Lease to be in default under Section 15 (other than with respect to Excepted
Payments) thereof and (B) subject only to the provisions of this Indenture, exercise the remedies set forth in Section 15 of the Lease (other than in connection with Excepted Payments) and in Article 7 hereof.

         Nothing  in this  Indenture  shall be  deemed  to  prohibit  the  Owner
Participant or the Owner Trustee from making demand on the Lessee for, or from commencing an action at law to obtain the payment of, or from receiving payment of, any Excepted Payment; provided, however, that if the Owner Trustee is proceeding under the Lease, the Owner Trustee shall proceed pursuant to Section
15(a)(5), and only Section 15(a)(5), of the Lease.

         Section  8.02.  Owner  Participant's  Right to Prepay or  Purchase  the
Certificates. (a) If (i) an Event of Default shall have occurred and be continuing or (ii) the Indenture Trustee shall have taken action, or notified the Owner Participant that it intends to take action, to foreclose the Lien of this Indenture or otherwise commence the exercise of any significant remedy under Section 7.02 of this Indenture or Section 15 of the Lease, or (iii) the Certificates shall have become due and payable pursuant to Section 7.02(b) or
(c) hereof,  the Owner  Participant (or the Owner Trustee on behalf of the Owner
Participant) may, but shall be under no obligation to do either of the following:

         (1) direct the Owner Trustee to cause the prepayment of all, but not less than all, of the Certificates then Outstanding by notifying the Indenture
Trustee of such election, which notice in order to be effective shall state that it is irrevocable (except as provided below) and shall designate a Prepayment
Date which shall be a Business Day which shall be not less than 15 days after the date of such notice on which the Owner Trustee shall, in the manner provided for in Section 6.04 hereof, deposit the sum of amounts contemplated by paragraph
"first" under Section 5.03 and the aggregate Prepayment Price (determined in accordance with Section 6.02(b) hereof) of all such Certificates with the Indenture Trustee. If such payment by the Owner Trustee to the Indenture Trustee is made, the Certificates shall cease to accrue interest from and after the Prepayment Date, and after distribution of such payment to the Holders, the Indenture Trustee shall release the Trust Indenture Estate from the Lien of this Indenture; or

         (2)  purchase   all,  but  not  less  than  all,  of  the   Outstanding
Certificates by notifying the Indenture  Trustee of such election,  which notice in order to be effective shall state that it is irrevocable  (except as provided below) and shall  designate a date which shall be a Business  Day which shall be not less than 15 days after the date of such  notice on which the Owner  Trustee shall pay to the  Indenture  Trustee  an amount  equal to the  aggregate  unpaid principal amount of all Outstanding Certificates, together with accrued interest on such  amount to the date of  purchase,  plus all other sums due any Holder or the  Indenture  Trustee  hereunder or under the  Participation  Agreement or the
Lease, but without any Make-Whole  Premium (provided that the Make-Whole Premium shall be included if the purchase is made  pursuant to clause  (a)(i) above (but not  pursuant  to clause  (a)(ii) or  (a)(iii)  above) when the Event of Default shall have occurred and been continuing for less than 180 days). Upon receipt by the Indenture Trustee of such amount, each Holder will be deemed, whether or not
Certificates shall have been delivered to the Indenture Trustee on such date, to have thereupon sold, assigned, transferred and conveyed (and shall promptly take such actions as the Owner Participant shall reasonably  request to evidence such sale,  assignment,  transfer and conveyance) to the Owner  Participant  (without recourse or  warranty  of any kind  except for its own acts),  all of the right, title and interest of such Holder in and to the Trust Indenture  Estate and this
Indenture and all Certificates  held by such Holder and the former Holders shall not be  entitled  to  receive  any  interest  on the  principal  amount  of such
Certificates  after the purchase date, and the Owner Participant shall be deemed to have  assumed  (and shall  promptly  take such  actions  as any Holder  shall reasonably request to evidence such assumption) all of such Holder's obligations under the Participation  Agreement and this Indenture arising subsequent to such sale. If the Owner  Trustee  shall so request,  such Holder will comply with all the provisions of Section 2.06 of this Indenture to enable new  Certificates  to be issued to the Owner Participant in such authorized denominations as the Owner
Participant shall request. All charges and expenses required pursuant to Section
2.06 hereof in connection with the issuance of any such new  Certificates  shall be borne by the Owner Participant.

         (b) From and after the deposit by the Owner  Trustee of the  applicable
Prepayment  Price or  purchase  price with the  Indenture  Trustee  pursuant  to
Section 8.02(a) hereof, the Owner Trustee shall be entitled to exercise all remedies of the Indenture Trustee under Article VII hereof as well as of the Lessor under the Lease.

         (c) Any  election to prepay or  purchase  the  Certificates  under this
Section 8.02 shall be irrevocable, provided that if on the specified date for prepayment or purchase, the Event of Default giving rise to such election shall no longer be continuing under the Lease such election shall be deemed to be automatically withdrawn.

         Section 8.03. Certain Rights of Owner Participant. (a) If (A) there shall occur an Event of Default under the Lease as a result of the Lessee's failure to make any payment of an installment of Basic Rent, and (B) the Owner
Trustee shall have paid or caused to be paid on or prior to the date which is 15
Business Days after the Owner Participant's receipt of written notice of such Event of Default all principal and interest on the Certificates then due (as well as any interest on overdue principal and (to the extent permitted by applicable law) interest), but not including any principal or interest becoming due on account of such Event of Default, then the failure of the Lessee to make the payment of such installment of Basic Rent or of interest on account of such installment's being overdue shall not constitute or result in an Indenture Event of Default under this Indenture and any declaration based solely on the same shall be deemed to be automatically rescinded. Nothing contained in the preceding sentence shall be deemed to entitle the Owner Trustee to exercise any rights and powers or pursue any remedies pursuant to Article 15 of the Lease or otherwise except as set forth in this Indenture, and except that the Owner
Trustee or the Owner Participant may attempt to recover any amount paid by it or them under this Indenture by demanding of the Lessee payment of such amount, or by commencing an action at law or equity against the Lessee for the payment of such amount or taking appropriate action in a pending action at law against the Lessee pursuant to Section 15(a)(5), but only said Section 15(a)(5), of the Lease. Upon curing any such Event of Default pursuant to this Section 8.03, the Owner Trustee or the Owner Participant, as the case may be, shall be subrogated on an unsecured basis to all the rights of the Indenture Trustee under the Lease in respect of the payment giving rise to such Event of Default, and any right to any interest in respect of the same, and shall be entitled to any payment of Basic Rent (or interest thereon) actually made by the Lessee in respect of such cured payment upon receipt by the Indenture Trustee; provided that no such amount shall be paid to the Owner Trustee or the Owner Participant until all amounts then due and payable to each Certificate Holder hereunder and thereunder shall have been paid in full and no Indenture Event of Default shall have occurred and be continuing. Notwithstanding anything in this Indenture or the Lease to the contrary, the Owner Participant and the Owner Trustee collectively, shall not be entitled to cure more than six Events of Default (no more than three of which may be consecutive) occasioned by defaults in the payment of Basic Rent.

         (b) If (A) there shall occur an Event of Default under the Lease for any reason other than the Lessee's failure to make any payment of an installment of Basic Rent and (B) the Owner Trustee shall have taken or caused to be taken such action necessary to cure and shall have cured such Event of Default prior to the date which is 15 Business Days after the Owner Participant's receipt of the written notice of such Event of Default, then the failure of the Lessee to perform such covenant, condition or agreement, the observance or performance of which was accomplished by the Owner Trustee hereunder shall not constitute or result in an Indenture Event of Default under this Indenture and any declaration based solely on the same shall be deemed to be automatically rescinded. Nothing contained in the preceding sentence shall be deemed to entitle the Owner Trustee or the Owner Participant to exercise any rights and powers or pursue any remedies pursuant to Section 15 of the Lease or otherwise except as set forth in this Indenture, and except that the Owner Trustee or the Owner Participant may attempt to recover any amount paid by it or them in effecting such cure by demanding of the Lessee payment of such amount, plus any interest due, or by commencing an action at law or in equity against the Lessee for the payment of such amount or taking appropriate action in a pending action at law or in equity against the Lessee pursuant to Section 15(a)(5), but only Section 15(a)(5), of the Lease. Upon curing any such Event of Default pursuant to this Section
8.03(b), the Owner Trustee or the Owner Participant, as the case may be, shall be subrogated to all the rights of the Indenture Trustee under the Lease in respect of the payment, agreement or covenant giving rise to such Event of Default, and any right to any interest in respect of the same, and shall be entitled to any payment or other performance upon receipt by the Indenture
Trustee; provided that no such amount shall be paid to the Owner Trustee or the Owner Participant until all amounts then due and payable to each Certificate
Holder  hereunder and  thereunder  shall have been paid in full and no Indenture
Event of Default shall have occurred and be continuing.


                                   ARTICLE IX

                        CONCERNING THE INDENTURE TRUSTEE

         Section 9.01. Acceptance of Trusts. The Indenture Trustee in its individual capacity hereby accepts the trusts imposed upon it by this Indenture, and covenants and agrees to perform the same as expressed herein and agrees to receive and disburse all moneys constituting part of the Trust Indenture Estate in accordance with the terms hereof.

         Section 9.02 Duties Before, and During, Existence of Indenture Event of
Default.  (a) The  Indenture  Trustee,  prior to the  occurrence of an Indenture
Event of Default and after the curing or waiving of all Indenture Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. So long as an Indenture
Event of Default has  occurred and has not been cured or waived,  the  Indenture
Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

         (i) prior to the occurrence of an Indenture Event of Default and after the curing or waiving of all Indenture Events of Default which may have occurred:

                  (x) the duties and obligations of the Indenture Trustee shall be determined solely by the express provisions of this Indenture, and the Indenture Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read in to this Indenture against the Indenture Trustee; and

                  (y) in the  absence of bad faith on the part of the  Indenture
         Trustee, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture;
         but in the case of any such statements, certificate or opinions which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

         (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Indenture Trustee, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

         (iii) the Indenture Trustee shall not be liable with respect to any action taken or not taken by it in good faith in accordance with the direction of the Holders of not less than a majority in aggregate principal amount of Outstanding Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture.

         None of the provisions contained in this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if the Indenture Trustee shall have determined in good faith that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

         The Indenture Trustee agrees that it will execute and the Owner Trustee agrees that it will, at the expense of the Lessee, file or cause to be filed such continuation statements with respect to financing statements relating to the security interest created hereunder in the Trust Indenture Estate as may be specified from time to time in written instructions of the Holders of not less than 25% in aggregate principal amount of Certificates (which instructions may, by their terms, be operative only at a future date and which shall be accompanied by the execution form of such continuation statement so to be filed); provided that, notwithstanding the foregoing, the Indenture Trustee may execute and file or cause to be filed any financing statement which it from time to time deems appropriate.

         (b) If any Event of Default shall have occurred and be continuing and, after the latest date on which the Owner Trustee may cure such Event of Default pursuant to Section 8.03 hereof, on request of the Holders of not less than 25% in aggregate principal amount of outstanding Certificates (unless otherwise instructed by a greater percentage) and subject to indemnification, to the extent provided in Sections 7.08 and 9.03 and Article XI hereof, as it may require against the costs, expenses and liabilities to be incurred, the Indenture Trustee shall exercise such remedies under Section 15 of the Lease as shall be specified in such request.

         (c) The Indenture Trustee agrees that it will, in its individual capacity and at its own cost and expense (but without any right of indemnity in respect of any such cost or expense under Article XI hereof or under any other
Operative Agreement) promptly take such action as may be necessary duly to discharge all Indenture Trustee's Liens on any part of the Trust Indenture
Estate.

         (d) The Indenture Trustee will execute and deliver to the Lessee for filing in accordance with Section 20 of the Lease any properly presented document, instrument or financing or continuation statement specified in any opinion delivered pursuant to Section 6.03(e) of the Participation Agreement.
The Indenture Trustee may rely on the act of presentation of any such document, instrument, financing or continuation statement as evidencing the fact that it is properly prepared and presented, provided that the Indenture Trustee shall promptly correct any error in any such document, instrument, financing or continuation statement of which a Responsible Officer of the Indenture Trustee has actual knowledge.

         (e) The Indenture Trustee will furnish to each Holder promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to the Indenture Trustee, to the extent that the same shall not have been otherwise furnished to such Holder pursuant to this Indenture or to the extent the Indenture Trustee does not reasonably believe that the same shall have been furnished by the Lessee directly to such Holder.

         Section 9.03.     Certain Rights of the Indenture Trustee. Subject to Section 9.02 hereof:

         (a) the Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request, direction, order or demand of the Owner Trustee mentioned herein shall be sufficiently evidenced by an Officer's Certificate
(unless other evidence in respect thereof be herein specifically prescribed) upon which the Indenture Trustee may rely to prove or establish a matter set forth therein;

         (c) the Indenture Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

         (d) the Indenture Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

         (e) the Indenture Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

         (f) prior to the occurrence of an Indenture Event of Default hereunder and after the curing or waiving of all Indenture Events of Default, the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing to do so by the Majority in Interest of Certificate Holders; provided that, if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Owner Trustee or, if paid by the Indenture Trustee or any predecessor trustee, shall be repaid by the Owner Trustee upon demand; and

         (g) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

         Section  9.04.   Indenture   Trustee  Not   Responsible  for  Recitals,
Certificates,  or Proceeds.. The Indenture Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates, except the Indenture  Trustee's  certificates of authentication.  The Indenture Trustee makes no  representation  as to the validity or sufficiency of this Indenture or of the Certificates.  The Indenture Trustee shall not be accountable for the use or  application  by the  Owner  Trustee  of any  of the  Certificates  or of the
proceeds thereof.

         Section  9.05.  Indenture  Trustee  and Agents  May Hold  Certificates;
Collections, etc. The Indenture Trustee or any agent of the Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not the Indenture
Trustee or such agent and may otherwise deal with the Owner Trustee and receive, collect, hold and retain collections from the Owner Trustee with the same rights it would have if it were not the Indenture Trustee or such agent.

         Section  9.06.  Moneys Held by Indenture  Trustee.  Subject to Sections
5.08 hereof and 14.04 hereof, all moneys received by the Indenture Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Owner Trustee nor, subject to Section 5.08 hereof, the Indenture Trustee nor any agent thereof shall be under any liability for interest on any moneys received by it hereunder.

         Section  9.07.  Right  of  Indenture   Trustee  to  Rely  on  Officer's
Certificate,  etc.  Subject to Sections  9.02 and 9.03  hereof,  whenever in the administration  of the trusts of this Indenture the Indenture Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or  suffering  or  omitting  any action  hereunder,  such matter  (unless  other evidence  in respect  thereof be  specifically  prescribed  herein)  may, in the absence  of bad  faith on the part of the  Indenture  Trustee,  be  deemed to be conclusively proved and established by an Officer's Certificate delivered to the
Indenture Trustee, and such certificate, in the absence of bad faith on the part of the Indenture Trustee, shall be full warrant to the Indenture Trustee for any action taken,  suffered or omitted by it under the  provisions of this Indenture upon the faith thereof.

         Section 9.08. Replacement Airframes and Replacement Engines. At any time and from time to time any Airframe or Engine may, or is required to, be replaced under Section 3(i), 11(a), or 11(b) of the Lease by a Replacement
Airframe or Replacement Engine, as the case may be, shall be replaced in accordance with the provisions of this Section 9.08 and the provisions of such Sections of the Lease, the Owner Trustee shall, from time to time, direct the Indenture Trustee to execute and deliver to or as directed in writing by the Owner Trustee an appropriate instrument releasing such Airframe and/or Engine as appropriate from the Lien of this Indenture and the Indenture Trustee shall execute and deliver such instrument as aforesaid without recourse or warranty, but only upon receipt by or deposit with the Indenture Trustee of the following:

         (1) A written request from the Owner Trustee requesting such release and specifically describing the Airframe and/or Engine(s) to be so released.

         (2) A certificate signed by a duly authorized officer of the Lessee stating the following:

         A.       With respect to the replacement of any Airframe:

                  (i) a description of the Airframe subject to the Event of Loss including the manufacturer, model, FAA registration number (or other applicable registration information) and manufacturer's serial number;

                  (ii) a description of the Replacement Airframe, including the manufacturer, model, FAA registration number (or other applicable registration information) and manufacturer's serial number;

                  (iii) that on the date of the supplement to this Indenture relating to the Replacement Airframe the Owner Trustee will be the legal owner of and have good title to such Replacement Airframe free and clear of all Liens except Liens permitted under Section 8 of the Lease, that such Replacement Airframe will on such date be in at least as good operating condition and repair as required by the terms of the Lease, and that such Replacement Airframe has been or, substantially concurrently with such replacement, will be duly registered in the name of the Owner Trustee under the Transportation Code or under the law then applicable to the registration of the Airframe subject to the Event of Loss and that an airworthiness certificate has been duly issued under the Aviation Act (or such other applicable law) with respect to such Replacement Airframe and that such registration and certificate is, or will be, in full force and effect, and that the Lessee will have the full right and authority to use such Replacement
         Airframe;

                  (iv) that the insurance required by Section 12 of the Lease is in full force and effect with respect to such Replacement Airframe;

                  (v) that the Replacement Airframe is of the same or an improved make or model as the Airframe requested to be released from this Indenture;

                  (vi) that the value of the Replacement Airframe as of the date of such certificate is not less than the value of the Airframe requested to be released (assuming such Airframe was in the condition and repair required to be maintained under the Lease);

                  (vii) that no Event of Default exists or would result from the making and granting of the request for release and the addition of a Replacement Airframe;

                  (viii) that the release of the Airframe subject to the Event of Loss will not impair the security of the Indenture in contravention of any of the provisions of this Indenture;

                  (ix) that upon such replacement, the Lien of this Indenture will apply to the Replacement Airframe and such Lien will be a first priority security interest in favor of the Indenture Trustee; and

                  (x) that each of the conditions specified in Section 11(a)(1) of the Lease with respect to such Replacement Airframe has been satisfied.

         B.       With respect to the replacement of any Engine:

                  (i)      a description of the Engine  subject to the Event of Loss  including the  manufacturer's serial number;

                  (ii) a description of the Replacement Engine including the manufacturer's name, the engine model and serial number;

                  (iii) that on the date of the supplement to this Indenture relating to the Replacement Engine the Owner Trustee will be the legal owner of such Replacement Engine free and clear of all Liens except
         Liens permitted under Section 8 of the Lease, and that such Replacement
         Engine will on such date be in at least as good operating condition and repair as required by the terms of the Lease and will otherwise conform to the requirements set forth in the definition of "Replacement
         Engine";

                  (iv) that the value of the Replacement Engine as of the date of such certificate is not less than the value of the Engine to be released (without regard to the number of hours or cycles remaining until the next scheduled maintenance visit, and assuming such Engine was in the condition and repair required to be maintained under the Lease);

                  (v) that the release of the Engine subject to the Event of Loss will not impair the security of the Indenture in contravention of any of the provisions of this Indenture;

                  (vi) that upon such replacement, the Lien of this Indenture will apply to the Replacement Engine and such Lien will be a first priority security interest in favor of the Indenture Trustee; and

                  (vii)    that each of the  conditions  specified  in  Section  11(a) or 11(b) of the  Lease  with respect to such Replacement Engine has been satisfied.

         (3) The appropriate  instruments (i)  transferring to the Owner Trustee title to the  Replacement  Airframe  or  Replacement  Engine to be  received  as consideration  for the Airframe or Engine to be released  and (ii)  assigning to the Owner Trustee the benefit of all manufacturer's and vendor's warranties,  if
any,  generally   available  with  respect  to  such  Replacement   Airframe  or
Replacement  Engine,  and  a  supplement  to  this  Indenture   subjecting  such
Replacement  Airframe or  Replacement  Engine to the Trust  Agreement and to the
Lien of this Indenture.

         (4) A certificate from a firm of independent aircraft appraisers of national standing reasonably satisfactory to the Indenture Trustee and the Owner
Trustee confirming the accuracy of the information set forth in clause (2)A(vi) of this Section 9.08.

         (5) The opinions of Troutman Sanders LLP, special counsel to the Lessee, and of Special Aviation Counsel, or (in either case) other counsel reasonably satisfactory to the Indenture Trustee, stating that:

                  (i) the certificates, opinions and other instruments and/or property which have been or are therewith delivered to and deposited with the Indenture Trustee conform to the requirements of this Indenture and the Lease and, upon the basis of such application, the property so sold or disposed of may be properly released from the Lien of this Indenture and all conditions precedent herein provided for relating to such release have been complied with; and

                  (ii) the Replacement  Airframe or Replacement  Engine has been validly  subjected  to the Lien of this  Indenture  and  covered by the
         Lease,  the  instruments   subjecting  such  Replacement   Airframe  or
         Replacement  Engine to the Lease and to the Lien of this Indenture,  as the case may be, have been duly filed for  recordation  pursuant to the
         Transportation   Code  or  any  other  law  then   applicable   to  the
         registration  of  the  Aircraft,  and  no  further  action,  filing  or recording  of any  document  is  necessary  or  advisable  in  order to establish and perfect the title of the Owner Trustee to and the Lien of this Indenture on such Replacement  Airframe or Replacement  Engine and the Indenture Trustee would be entitled to the benefits of Section 1110 of the  Bankruptcy  Code with respect to such  Replacement  Airframe or
         Replacement  Engine,  provided,  that such  opinion  need not be to the effect  specified  in the  foregoing  clause  to the  extent  that  the benefits  of such  Section  1110  would not have  been,  by reason of a change in law or  governmental  interpretation  thereof  after the date hereof, available to the Indenture Trustee with respect to the Aircraft immediately  prior  to such  substitution  had  such  Event of Loss not occurred.

         Section 9.09 Indenture Supplement for Replacements. In the event of the substitution of a Replacement Airframe or a Replacement Engine as contemplated by Section 11 of the Lease, the Owner Trustee and the Indenture Trustee agree for the benefit of the Holders and the Lessee, subject to fulfillment of the conditions precedent and compliance by the Lessee with its obligations set forth in Section 11 of the Lease, to execute and deliver a supplement to this Indenture as contemplated by Section 9.08(3) hereof and, provided no Event of Default shall have occurred and be continuing, execute and deliver to the Lessee an appropriate instrument releasing the Airframe or Engine being replaced from the Lien of this Indenture.

         Section 9.10. Effect of Replacement. In the event of the substitution of a Replacement Airframe or a Replacement Engine as contemplated by Section 11 of the Lease and Section 9.08 hereof, all provisions of this Indenture relating to the Airframe or Engine or Engines being replaced shall be applicable to such Replacement Airframe or Replacement Engine or Engines with the same force and effect as if such Replacement Airframe or Replacement Engine or Engines were the same Airframe or engine or engines, as the case may be, as the Airframe or Engine or Engines being replaced but for any Event of Loss with respect to the Airframe or Engine or Engines being replaced.

         Section 9.11. Compensation. The Owner Trustee covenants and agrees to pay, and the Indenture Trustee shall be entitled to receive, reasonable compensation and payment or reimbursement for its reasonable advances, expenses and disbursements (including the reasonable compensation and expenses and disbursements of its counsel, agents and other persons not regularly in its employ) in connection with its services rendered hereunder or in any way relating to or arising out of the administration of the Trust Indenture Estate and shall have a priority claim on the Trust Indenture Estate for the payment of such compensation, advances, expenses and disbursements to the extent that such compensation, advances, expenses and disbursements shall not be paid by the Lessee, and shall have the right to use or apply any moneys held by it hereunder in the Trust Indenture Estate toward such payments; provided that, so long as the Lease is in effect, the Indenture Trustee shall not make any claim for payment under this Section 9.11 against the Owner Trustee without first making demand on the Lessee for payment of such claim. The Indenture Trustee agrees that it shall have no right against any Holder, SSB, or the Owner Participant for any fee as compensation for its services as trustee under this Indenture.


                                    ARTICLE X

                             CONCERNING THE HOLDERS

         Section 10.01. Evidence of Action Taken by Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing, and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, if expressly required herein, to the Owner Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 9.02 and 9.03 hereof) conclusive in favor of the Indenture Trustee and the Owner Trustee, if made in the manner provided in this Article.

         (b) For the purpose of determining the Holders entitled to vote or consent to any direction, waiver or other action of such Holders under Section
7.10 or 7.11 hereof, the Lessee may set a record date for such vote or consent by specifying such record date in an Officer's Certificate delivered to the Indenture Trustee. Such record date shall be a date not more than 15 days prior to the first solicitation of such vote or consent.

         Section  10.02.  Proof of  Execution of  Instruments  and of Holding of
Certificates. Subject to Sections 9.02 and 9.03 hereof, the execution of any instrument by a Holder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Indenture
Trustee. The holding of Certificates shall be proved by the Register or by a certificate of the Registrar.

         Section 10.03. Holders to Be Treated as Owners. Prior to due presentment for registration of transfer of any Certificate, the Owner Trustee, the Indenture Trustee, any agent of the Owner Trustee or the Indenture Trustee, the Paying Agent, if any, the Registrar and the Lessee shall deem and treat the Person in whose name such Certificate shall be registered upon the Register as the absolute owner of such Certificate (whether or not such Certificate shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest on such Certificate and for all other purposes; and neither the Owner Trustee nor the Indenture Trustee
(nor any agent of the Owner  Trustee or the  Indenture  Trustee)  nor the Paying
Agent, if any, nor the Registrar nor the Lessee shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Certificate.

         Section 10.04. Certificates Owned by Owner Trustee or Lessee Deemed Not
Outstanding.  In  determining  whether  the Holders of the  requisite  aggregate principal  amount of  Certificates  have concurred in any direction,  consent or waiver under this Indenture,  Certificates which are owned by the Owner Trustee, any Owner  Participant,  SSB,  the  Lessee  or any  Affiliate  thereof  shall be disregarded  and  deemed  not to be  Outstanding  for the  purpose  of any  such determination;  provided  that  for  the  purpose  of  determining  whether  the
Indenture  Trustee shall be protected in relying on any such direction,  consent or waiver,  only if a Responsible  Officer of the  Indenture  Trustee has actual knowledge  that  certain  Certificates  are so owned by any person  directly  or indirectly  controlling  or  controlled  by or under  direct or indirect  common control with the Owner Trustee, such Owner Participant,  SSB or the Lessee shall
such  Certificates  be  so  disregarded;   and  provided  further  that  if  all
Certificates  which would be deemed  Outstanding in the absence of the foregoing provision are owned by the Owner Trustee, SSB or any Owner Participant or by any
Affiliate  thereof,  then such Certificates  shall be deemed Outstanding for the purpose of any such determination. Certificates so owned which have been pledged in good faith may be regarded as Outstanding  if the pledgee  establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such  Certificates  and that the pledgee is not the Owner Trustee,  the Owner
Participant,  SSB or the Lessee or any Person directly or indirectly controlling or  controlled  by or under  direct or indirect  common  control  with the Owner
Trustee,  the Owner  Participant,  SSB or the Lessee. In case of a dispute as to such right,  the advice of counsel  shall be full  protection  in respect of any decision made by the Indenture  Trustee in accordance  with such advice,  unless the Lessee, the Owner Trustee,  SSB, or the Owner Participant are actually named in the Register.  Upon request of the Indenture Trustee,  the Owner Trustee, the
Owner  Participant,  SSB and the Lessee shall furnish to the  Indenture  Trustee promptly an Officer's  Certificate listing and identifying all Certificates,  if any, known by the Owner Trustee, the Owner Participant,  SSB or the Lessee to be
owned or held by or for the account of any of the above-described  persons; and, subject  to  Sections  9.02 and 9.03  hereof,  the  Indenture  Trustee  shall be entitled to accept such  Officer's  Certificate  as  conclusive  evidence of the facts set forth therein and of the fact that all Certificates not listed therein are outstanding for the purpose of any such determination.

         Section 10.05.  Right of Revocation of Action Taken.  At any time prior to (but not after) the  evidencing  to the  Indenture  Trustee,  as  provided in
Section  10.01,  of the taking of any action by the Holders of the percentage in aggregate  principal amount of the  Certificates  specified in this Indenture in connection with such action,  any Holder of a Certificate,  the serial number of which is shown by the  evidence to be included  among the serial  numbers of the
Certificates the Holders of which have consented to such action,  may, by filing written  notice at the Corporate  Trust  Department and upon proof of holding as
provided  in  this  Article,   revoke  such  action  so  far  as  concerns  such
Certificate.  Except as aforesaid,  any such action taken by the Holder shall be conclusive  and binding upon such Holder and upon all future  Holders and owners of such Certificate and of any  Certificates  issued in exchange or substitution therefor,  irrespective of whether or not any notation in regard thereto is made upon any such  Certificate or otherwise.  Any action taken by the Holders of the percentage in aggregate  principal amount of the Certificates  specified in this
Indenture in connection with such action shall be conclusively  binding upon the
Owner Trustee, the Indenture Trustee and the Holders of all the Certificates.

         Section 10.06. ERISA. Any Person,  other than the Subordination  Agent,
any  Pass-Through   Trustee,   and  any  pass-through   trustee  in  respect  of
pass-through  certificates,  if any,  issued in accordance with Section 15.01 of the Participation Agreement, who is acquiring the Certificates will be deemed to represent and warrant that (i) no assets of an employee  benefit plan subject to
Title I of ERISA or an individual  retirement account or plan subject to Section
4975 of the Code, or any trust established under any such plan or account,  have been used to acquire or hold any of the  Certificates,  or (ii) that one or more administrative  or statutory  exemptions from the prohibited  transaction  rules under  Section 406 of ERISA and Section 4975 of the Code applies to its purchase and  holding  of the  Certificates  such that its  purchase  and  holding of the
Certificates  will not  result  in a  non-exempt  prohibited  transaction  under
Section 406 of ERISA and Section 4975 of the Code.


                                   ARTICLE XI

                          INDEMNIFICATION OF INDENTURE
                            TRUSTEE BY OWNER TRUSTEE

         The Owner Trustee, not individually but solely in its capacity as Owner
Trustee  under the Trust  Agreement,  hereby  agrees,  whether or not any of the transactions contemplated hereby shall be consummated,  to assume liability for, and  does  hereby  indemnify,  protect,  save and keep  harmless  the  Indenture
Trustee, in its individual  capacity,  and its successors,  assigns,  agents and servants  solely from the  Lessor's  Estate,  with  respect to the claims of the
Indenture  Trustee for payment or  reimbursement  under  Section 9.11 hereof and from  and  against  any  and  all  liabilities,  obligations,  losses,  damages, penalties,  taxes  (excluding  any taxes payable by the Indenture  Trustee on or measured by any compensation  received by the Indenture Trustee for its services under  this  Indenture  and any  taxes  excluded  from  the  Lessee's  indemnity obligation  under  Section  8.01(b)  of the  Participation  Agreement),  claims, actions,  suits,  costs,  expenses or  disbursements  (including  legal fees and expenses) of any kind and nature whatsoever which may be imposed on, incurred by or asserted  against  the  Indenture  Trustee  (whether or not also agreed to be indemnified  against by any other  person  under any other  document) in any way relating to or arising out of this Indenture,  or any other Indenture  Documents or the enforcement of any of the terms of any thereof, or in any way relating to
or  arising  out  of  the  manufacture,  purchase,  acceptance,   nonacceptance,
rejection,  ownership,  delivery, lease, possession, use, operation,  condition, sale,  return or other  disposition  of the  Aircraft or any Engine  (including, without limitation,  latent and other defects, whether or not discoverable,  and any  claim for  patent,  trademark  or  copyright  infringement),  or in any way relating to or arising out of the  administration  of the Trust Indenture Estate or the action or inaction of the Indenture Trustee hereunder, except only (a) in the case of willful  misconduct or gross negligence of the Indenture  Trustee in the performance of its duties  hereunder,  (b) as may result from the inaccuracy of any  representation or warranty of the Indenture Trustee in the Participation
Agreement,  (c) as  otherwise  provided  in  Section  9.02(c)  hereof  or (d) as otherwise  excluded by the terms of Article 8 or Article 9 of the  Participation
Agreement  from the Lessee's  general  indemnity or general tax indemnity to the
Indenture  Trustee under said Article;  provided that so long as the Lease is in effect, the Indenture Trustee shall not make any claim under this Article XI for any claim or expense indemnified by the Lessee under the Participation Agreement without  first making demand on the Lessee for payment of such claim or expense.
The  Indenture  Trustee  shall be  entitled to  indemnification,  from the Trust
Indenture Estate, for any liability,  obligation,  loss, damage, penalty, claim, action, suit, cost, expense or disbursement indemnified against pursuant to this
Article XI to the extent not  reimbursed  by the Lessee or others,  but  without releasing any of them from their respective agreements of reimbursement;  and to secure  the same the  Indenture  Trustee  shall  have a prior  Lien on the Trust
Indenture Estate. The indemnities contained in this Article XI shall survive the termination  of this  Indenture and the  resignation or removal of the Indenture
Trustee.  Upon payment in full by the Owner Trustee of any indemnity pursuant to this  Article XI, the Owner  Trustee  shall,  so long as no  Indenture  Event of
Default  shall have occurred and be  continuing,  be subrogated to the rights of the  Indenture  Trustee,  if any,  in  respect  of the  matter  as to which  the indemnity was paid.


                                   ARTICLE XII

                               SUCCESSOR TRUSTEES

         Section 12.01. Notice of Successor Owner Trustee. In the case of any appointment of a successor to the Owner Trustee pursuant to the Trust Agreement or any merger, conversion, consolidation or sale of substantially all of the corporate trust business of the Owner Trustee pursuant to the Trust Agreement, the successor Owner Trustee shall give prompt written notice thereof to the Indenture Trustee.

         Section   12.02.   Resignation   and  Removal  of  Indenture   Trustee:
Appointment of Successor. (a) The Indenture Trustee or any successor thereto may resign  at any time  without  cause by giving  at least 30 days'  prior  written notice to the Owner Trustee, the Owner Participant,  the Lessee and each Holder, such  resignation to be effective  upon the  acceptance of the  trusteeship by a successor  Indenture  Trustee.  In  addition,  the  Majority  in Interest of the
Certificate Holders or the Owner Trustee, with the consent of the Lessee and the
Majority  in  Interest  of the  Certificate  Holders  may at any time remove the
Indenture  Trustee  without cause by an  instrument in writing  delivered to the
Lessee, the Owner Trustee, the Owner Participant, and the Indenture Trustee, and
the Indenture  Trustee shall promptly  notify each Holder thereof of such action in writing,  such removal to be effective upon the acceptance of the trusteeship by a successor  Indenture Trustee.  In the case of the resignation or removal of the Indenture Trustee,  the Majority in Interest of the Certificate  Holders, or
the Owner  Trustee,  with the consent of the Lessee and the Majority in Interest of the  Certificate  Holders,  may appoint a successor  Indenture  Trustee by an instrument  signed by such Holders.  If a successor  Indenture Trustee shall not have been appointed  within 30 days after such notice of resignation or removal, the Indenture Trustee, the Owner Trustee, the Lessee, the Owner Participant,  or
any  Holder  may  apply to any  court of  competent  jurisdiction  to  appoint a successor Indenture Trustee to act until such time, if any, as a successor shall have been  appointed  as provided  above.  The  successor  Indenture  Trustee so appointed by such court shall  immediately and without further act be superseded by any successor Indenture Trustee appointed as provided above.

         (b)      In case at any time any of the following shall occur:

                  (i) the Indenture Trustee shall cease to be eligible in accordance with the provisions of Section 12.03 hereof and shall fail to resign after written request therefor by the Owner Trustee or by any Holder; or

                  (ii) the Indenture Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then the Owner Trustee may remove the Indenture Trustee and, with the consent of the Lessee, appoint a successor trustee by written instrument, in duplicate, executed by a Responsible Officer of the Owner Trustee, one copy of which instrument shall be delivered to the Indenture Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 7.13 hereof, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Indenture Trustee and appoint a successor trustee, which removal and appointment shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 12.04 hereof. The successor Indenture Trustee so appointed by such court shall immediately and without further act be superseded by any successor
Indenture Trustee appointed as provided above within one year from the date of appointment by such court.

         Section 12.03.  Persons Eligible for Appointment as Indenture  Trustee.
There shall at all times be an Indenture Trustee hereunder which shall be (i)(x)
a bank or trust  company  organized  and  doing  business  under the laws of the
United  States of  America or any state or the  District  of  Columbia  having a combined  capital  and surplus of at least  $100,000,000  or (y) a bank or trust company whose obligations hereunder are fully guaranteed by a direct or indirect parent  thereof having a combined  capital and surplus of at least  $100,000,000 and (ii) a Citizen of the  United  States  authorized  under  applicable  law to exercise  corporate  trust powers and subject to  supervision  of examination by
Federal, state or District of Columbia authority.  If such corporation publishes reports of condition at least annually,  pursuant to law or to the  requirements of the aforesaid  supervising or examining  authority,  then for the purposes of this  Section,  the combined  capital and surplus of such  corporation  shall be deemed to be its  combined  capital  and surplus as set forth in its most recent report of  condition so  published.  In case at any time the  Indenture  Trustee shall cease to be eligible in  accordance  with the  provisions of this Section, the Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 12.02 hereof.

         Section  12.04.  Acceptance of Appointment  by Successor  Trustee.  Any
successor  trustee  appointed as provided in Section  12.02 hereof shall execute and deliver to the Owner Trustee,  the Lessee, and to its predecessor trustee an
instrument  accepting  such  appointment   hereunder,   in  form  and  substance
reasonably  satisfactory to the Owner Trustee,  and thereupon the resignation or removal of the  predecessor  trustee shall become  effective and such  successor trustee,  without any further act, deed or conveyance,  shall become vested with all rights,  powers, duties and obligations of its predecessor  hereunder,  with like effect as if originally named as trustee herein; but, nevertheless,  on the written request of the Owner Trustee or of the successor  trustee,  upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section
14.04 hereof,  pay over to the successor  trustee all moneys at the time held by it hereunder and shall execute and deliver an  instrument  transferring  to such successor trustee all such rights, powers, duties and obligations.  Upon request of any such  successor  trustee,  the Owner  Trustee  shall  execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor  trustee all such rights and powers.  Any trustee  ceasing to act shall,  nevertheless,  retain a prior  claim upon all  property or funds held or collected  by such  trustee to secure any  amounts  then due it  pursuant to the provisions of Article XI hereof.

         No  successor  trustee  shall  accept  appointment  as provided in this
Section 12.04 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 12.03 hereof.

         Upon acceptance of appointment by a successor trustee as provided in this Section 12.04, the successor trustee shall mail notice thereof by first-class mail to the Holders at their last addresses as they shall appear in the Register, and shall mail a copy of such notice to the Lessee and the Owner
Trustee. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 12.02 hereof.

         Section  12.05.  Merger,  Consolidation  or  Succession  to Business of
Indenture  Trustee.  Any  corporation  into which the  Indenture  Trustee may be merged or converted  or with which it may be  consolidated,  or any  corporation resulting from any merger,  conversion or  consolidation  to which the Indenture
Trustee shall be a party, or any  corporation  succeeding to the corporate trust business of the  Indenture  Trustee,  shall be the  successor  to the  Indenture
Trustee   hereunder,   provided   that,   anything   herein   to  the   contrary
notwithstanding,  such  corporation  shall be eligible  under the  provisions of
Section  12.03  hereof,  without  the  execution  or  filing of any paper or any further act on the part of any of the parties hereto.

         In case at the time  such  successor  to the  Indenture  Trustee  shall succeed to the trusts  created by this Indenture any of the  Certificates  shall have been  authenticated but not delivered,  any such successor to the Indenture
Trustee may adopt the certificate of authentication of any predecessor Indenture
Trustee and deliver such  Certificates  so  authenticated;  and, in case at that time any of the Certificates shall not have been authenticated, any successor to the Indenture Trustee may authenticate  such Certificates  either in the name of any predecessor hereunder or in the name of the successor Indenture Trustee; and
in all such  cases  such  certificate  shall  have the  full  force  which it is anywhere in the Certificates or in this Indenture  provided that the certificate of the  Indenture  Trustee  shall  have;  provided,  that the right to adopt the certificate  of  authentication  of  any  predecessor  Indenture  Trustee  or to authenticate Certificates in the name of any predecessor Indenture Trustee shall
apply  only  to  its   successor  or   successors   by  merger,   conversion  or
consolidation.

         Section 12.06. Appointment of Separate Trustees. (a) At any time or times, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Indenture Estate may at the time be located or in which any action of the Indenture Trustee may be required to be performed or taken, the Indenture Trustee, by an instrument in writing signed by it, may appoint one or more individuals or corporations to act as a separate trustee or separate trustees or co-trustee, acting jointly with the Indenture Trustee, of all or any part of the Trust Indenture Estate, to the full extent that local law makes it necessary for such separate trustee or separate trustees or co-trustee acting jointly with the Indenture Trustee to act.

         (b) The Indenture Trustee and, at the request of the Indenture Trustee, the Owner Trustee, shall execute, acknowledge and deliver all such instruments as may be required by the legal requirements of any jurisdiction or by any such separate trustee or separate trustees or co-trustee for the purpose of more fully confirming such title, rights or duties to such separate trustee or separate trustees or co-trustee. Upon the acceptance in writing of such appointment by any such separate trustee or separate trustees or co-trustee, it, he or they shall be vested with such title to the Trust Indenture Estate or any part thereof, and with such rights, powers, duties and obligations, as shall be specified in the instrument of appointment, and such rights, powers, duties and obligations shall be conferred or imposed upon and exercised or performed by the Indenture Trustee, or the Indenture Trustee and such separate trustee or separate trustees or co-trustee jointly with the Indenture Trustee subject to all the terms of this Indenture, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or separate trustees or co-trustee, as the case may be. Any separate trustee or separate trustees or co-trustee may, at any time by an instrument in writing, constitute the Indenture Trustee its or his attorney-in-fact and agent with full power and authority to do all acts and things and to exercise all discretion on its or his behalf and in its or his name. In case any such separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, the title to the Trust Indenture Estate and all assets, property, rights, powers, duties and obligations and duties of such separate trustee or co-trustee shall, so far as permitted by law, vest in and be exercised by the Indenture Trustee, without the appointment of a successor to such separate trustee or co-trustee unless and until a successor is appointed.

         (c) All provisions of this Indenture which are for the benefit of the Indenture Trustee (including without limitation Article XI hereof) shall extend to and apply to each separate trustee or co-trustee appointed pursuant to the foregoing provisions of this Section 12.06.

         (d) Every additional trustee and separate trustee hereunder shall, to the extent permitted by law, be appointed and act and the Indenture Trustee shall act, subject to the following provisions and conditions:

                  (i) all powers, duties, obligations and rights conferred upon the Indenture Trustee in respect of the receipt, custody, investment and payment of moneys shall be exercised solely by the Indenture
         Trustee;

                  (ii)  all  other  rights,   powers,   duties  and  obligations
         conferred or imposed upon the  Indenture  Trustee shall be conferred or imposed and  exercised or performed by the  Indenture  Trustee and such additional trustee or trustees and separate trustee or trustees jointly except to the extent  that under any law of any  jurisdiction  in which any particular act or acts are to be performed,  the Indenture  Trustee shall be  incompetent  or  unqualified  to perform such act or acts, in which event such rights,  powers, duties and obligations (including the
         holding   of  title  to  the  Trust   Indenture   Estate  in  any  such
         jurisdiction)  shall be  exercised  and  performed  by such  additional trustee or trustees or separate trustee or trustees;

                  (iii) no power hereby given to, or exercisable by, any such additional trustee or separate trustee shall be exercised hereunder by such additional trustee or separate trustee except jointly with, or with the consent of, the Indenture Trustee; and

                  (iv) no trustee hereunder shall be liable either personally or in its capacity as such trustee, by reason of any act or omission of any other trustee hereunder.

If at any time the Indenture Trustee shall deem it no longer necessary or prudent in order to conform to any such law, the Indenture Trustee shall execute and deliver an indenture supplemental hereto and all other instruments and agreements necessary or proper to remove any additional trustee or separate trustee.

         (e) Any  request,  approval  or consent  in  writing  by the  Indenture
Trustee to any additional trustee or separate trustee shall be sufficient warrant to such additional trustee or separate trustee, as the case may be, to take such action as may be so requested, approved or consented to.

         (f) Notwithstanding any other provision of this Section 12.06, the powers of any additional trustee or separate trustee shall not exceed those of the Indenture Trustee hereunder.


                                  ARTICLE XIII

                       SUPPLEMENTS AND AMENDMENTS TO THIS
                       TRUST INDENTURE AND OTHER DOCUMENTS

         Section 13.01.  Supplemental Indentures Without Consent of Holders. The
Owner  Trustee  (when  authorized  by the Owner  Participant)  and the Indenture
Trustee, without consent of the Holders, may enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

         (a)      to convey,  transfer,  assign, mortgage or pledge any property or assets to the Indenture Trustee as security for the Certificates;

         (b) to evidence  the  succession  of another  corporation  to the Owner
Trustee  or  successive  successions,   and  the  assumption  by  the  successor
corporation  of the covenants,  agreements and  obligations of the Owner Trustee herein and in the Certificates;

         (c) to add to the covenants of the Owner Trustee such further covenants, restrictions, conditions or provisions as it and the Indenture
Trustee shall consider to be for the protection of the Holders, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Indenture Event of Default permitting the enforcement of all or any of the several remedies provided herein; provided, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Indenture Event of Default or may limit the remedies available to the Indenture Trustee upon such an Indenture Event of Default or may limit the right of not less than the Majority in Interest of Certificate Holders to waive such an Indenture Event of Default;

         (d) to  surrender  any right or power  conferred  herein upon the Owner
Trustee or the Owner Participant;

         (e) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Owner
Trustee may deem necessary or desirable and which shall not adversely affect the interests of the Holders;

         (f) to correct or amplify the description of any property at any time subject to the Lien of this Indenture or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subject to the Lien of this Indenture or to subject any Replacement Airframe or Replacement
Engine to the Lien of this Indenture in accordance with the provisions hereof or with the Lease or to release from the Lien of this Indenture property that has been substituted on or removed from the Aircraft as contemplated in Section 3.07 hereof; provided that supplements to this Indenture entered into for the purpose of subjecting any Replacement Airframe or Replacement Engine to the Lien of this Indenture need only be executed by the Owner Trustee and the Indenture Trustee;

         (g) to provide for the issuance under this Indenture of Certificates in coupon form (including Certificates registrable as to principal only) and to provide for exchangeability of such Certificates with Certificates issued hereunder in fully registered form, and to make all appropriate changes for such purpose;

         (h)      to effect the  re-registration  of the Aircraft  pursuant to Section 6.03(b) of the Participation
Agreement;

         (i) to add, eliminate or change any provision hereunder so long as such action shall not adversely affect the interests of the Holders; and

         (j) to effect the amendments contemplated by Section 2.03 of the Participation Agreement and/or Section 2.18 hereof, subject to the limitations set forth therein.

         The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be contained therein and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Indenture Trustee shall not be obligated to enter into any such supplemental indenture which adversely affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any such supplemental indenture may be executed without the consent of the Holders of Outstanding Certificates, notwithstanding any of the provisions of Section 13.02 hereof.

         Section 13.02.  Supplemental  Indentures With Consent of Holders.  With
the consent  (evidenced as provided in Article X) of the Majority in Interest of
Certificate   Holders,   the  Owner  Trustee  (when   authorized  by  the  Owner
Participant)  and the Indenture  Trustee may, from time to time and at any time, enter into an indenture  or  indentures  supplemental  hereto for the purpose of adding any  provisions  to or changing in any manner or  eliminating  any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the  Holders;  provided,  however,  that,  without  the consent of each and every Holder and each Liquidity Provider,  no such amendment of or supplement  to this  Indenture or any indenture  supplemental  hereto,  or modification  of the terms of, or consent under,  any thereof,  shall (a) modify any of the provisions of Section 7.11 hereof or this Section  13.02,  (b) reduce the amount or extend the time of  payment of any amount  owing or payable  under any Certificate or reduce the interest  payable on any Certificate  (except that only the consent of the Holder shall be required for any decrease in any amounts of or the rate of interest  payable on such Certificate or any extension for the time of payment  of any amount  payable  under  such  Certificate),  or alter or modify  the  provisions  of  Article  V  hereof  with  respect  to the  order of priorities in which  distributions  thereunder shall be made as among Holders of different  Series of Certificates or as between the Holder and the Owner Trustee or the Owner Participant or with respect to the amount or time of payment of any such distribution, or alter or modify the circumstances under which a Make-Whole
Premium  shall be payable,  or alter the  currency  in which any amount  payable under  any  Certificate  is to be paid,  or impair  the  right of any  Holder to commence legal proceedings to enforce a right to receive payment hereunder,  (c)
reduce, modify or amend any indemnities in favor of any Holder or in favor of or to be paid by the Owner  Participant  (except  as  consented  to by each  Person adversely affected thereby), or (d) create or permit the creation of any Lien on the Trust  Indenture  Estate or any part thereof prior to or pari passu with the
Lien of this Indenture,  except as expressly  permitted  herein,  or deprive any
Holder of the  benefit  of the Lien of this  Indenture  on the  Trust  Indenture
Estate,  except as provided in Section  7.02  hereof or in  connection  with the exercise of remedies  under  Article VII.  This Section 13.02 shall not apply to any indenture or indentures supplemental hereto permitted by, and complying with the terms of, Section 13.06 hereof.

         Upon the request of the Owner  Trustee (at the  direction  of the Owner
Participant) and upon the filing with the Indenture Trustee of evidence of the consent of Holders and other documents, if any, required by Section 10.01, the Indenture Trustee shall join with the Owner Trustee and the Lessee in the execution of such supplemental indenture unless such supplemental indenture affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Indenture Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Promptly  after the  execution  by the  Owner  Trustee,  the  Indenture
Trustee and the Lessee of any supplemental indenture pursuant to the provisions of this Section, the Indenture Trustee shall mail a notice thereof by first-class mail to the Holders at their addresses as they shall appear on the registry books of the Registrar, setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 13.03. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Indenture Trustee, the Owner Trustee, the Lessee and the Holders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         Section  13.04.  Documents  to  Be  Given  to  Indenture  Trustee.  The
Indenture Trustee, subject to the provisions of Sections 9.02 and 9.03, may receive an Officer's Certificate and an Opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the applicable provisions of this Indenture.

         Section  13.05.  Notation on  Certificates  in Respect of  Supplemental
Indentures. Certificates authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Indenture Trustee as to any matter provided for by such supplemental indenture. If the Owner Trustee or the Indenture Trustee shall so determine, new Certificates so modified as to conform, in the opinion of the Owner Trustee and the Indenture Trustee, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Owner Trustee, authenticated by the Indenture Trustee and delivered in exchange for the Outstanding Certificates.

         Section 13.06. No Request  Necessary for Lease  Supplement or Indenture
Supplement. Notwithstanding anything contained in Section 13.02 hereof, no written request or consent of the Indenture Trustee, any Holder or the Owner
Participant pursuant to Section 13.02 hereof shall be required to enable the Owner Trustee to enter into any supplement to the Lease with the Lessee in accordance with the terms and conditions of the Lease to subject a Replacement
Airframe or Replacement Engine thereto or to execute and deliver any supplement to the Indenture (including the Indenture Supplement) pursuant to the terms hereof.

         Section 13.07. Notices to Liquidity Providers.  Any request made to any
Holder for consent to any  amendment,  supplement or waiver  pursuant to Section
7.11,  8.01 or this  Article XIII shall be promptly  furnished by the  Indenture
Trustee to each Liquidity Provider.


                                   ARTICLE XIV

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                                UNCLAIMED MONEYS

         Section 14.01. Satisfaction and Discharge of Indenture:  Termination of
Indenture.  If at any time after (a) the Owner Trustee shall have paid or caused to be paid the  principal  of and interest on all the  Certificates  outstanding hereunder,  as and when the same shall have become due and  payable,  or (b) the
Owner Trustee shall have delivered to the Indenture Trustee for cancellation all
Certificates theretofore  authenticated (other than any Certificates which shall have been  destroyed,  lost or stolen and which shall have been replaced or paid as  provided  in  Section  2.07  hereof)  or (c) (i) all such  Certificates  not theretofore  delivered  to the  Indenture  Trustee for  cancellation  shall have become due and payable,  or are by their terms to become due and payable  within one year or are to be called for prepayment  within one year under  arrangements satisfactory to the Indenture  Trustee for the giving of notice of prepayment by the Indenture  Trustee in the name and at the expense of the Owner Trustee,  and
(ii) the  Owner  Trustee  shall  have  irrevocably  deposited  or  caused  to be deposited  with the  Indenture  Trustee as trust funds the entire amount in cash
(other than moneys  repaid by the  Indenture  Trustee or any paying agent to the
Owner Trustee in accordance with Section 14.04 hereof) or Government obligations maturing as to principal  and interest in such amounts and at such times as will insure  the  availability  of  cash  sufficient  to pay  at  maturity  all  such
Certificates   not   theretofore   delivered  to  the   Indenture   Trustee  for
cancellation, including principal and interest due or to become due to such date of  maturity  as the case may be,  and if, in any such case,  the Owner  Trustee shall also pay or cause to be paid all other sums then payable  hereunder by the
Owner Trustee,  then this Indenture  shall cease to be of further effect (except in the case of (c)  above as to (A)  rights  of  registration  of  transfer  and exchange,  and the Owner  Trustee's  right of  optional  prepayment  pursuant to
Section 6.02(a)(ii) hereof, (B) substitution of mutilated,  defaced,  destroyed, lost or stolen  Certificates,  (C)  rights of Holders  to  receive  payments  of principal  thereof and  interest  thereon,  upon the  original  stated due dates therefor (but not upon acceleration),  (D) the rights, obligations,  indemnities and  immunities of the Indenture  Trustee  hereunder,  and (E) the rights of the
Holders as  beneficiaries  hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them), and the Indenture Trustee, on demand of the Owner Trustee  accompanied by an Officer's  Certificate  and an
Opinion of Counsel (covering such matters  reasonably  requested by, and in form and substance reasonably satisfactory to, the Indenture Trustee) and at the cost and expense of the Owner Trustee, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture. The Owner Trustee agrees to reimburse  and  indemnify  the  Indenture  Trustee  for any  costs  or  expenses thereafter  reasonably  and properly  incurred and to  compensate  the Indenture
Trustee for any services  thereafter  reasonably  and  properly  rendered by the
Indenture Trustee in connection with this Indenture or the Certificates.

         Upon (or at any time after) payment in full to the Indenture Trustee, as trust funds, of the principal of and interest on and Make-Whole Premium, if any, and all other amounts due hereunder and under all Certificates, and provided that there shall then be no other amounts due to the Indenture Trustee hereunder or under the Participation Agreement or otherwise secured hereby, the Owner Trustee shall direct the Indenture Trustee to execute and deliver to or as directed in writing by the Owner Trustee an appropriate instrument releasing the Aircraft from the Lien of this Indenture and releasing the Indenture Documents from the assignment thereof hereunder, and the Indenture Trustee shall execute and deliver such instrument as aforesaid and, at the Owner Trustee's expense, will execute and deliver such other instruments or documents as may be reasonably requested by the Owner Trustee to give effect to such release;
provided, however, that this Indenture and the trusts created hereby shall terminate earlier and this Indenture shall be of no further force or effect upon any sale or other final disposition by the Indenture Trustee of all property forming a part of the Trust Indenture Estate and the final distribution by the Indenture Trustee of all moneys or other property or proceeds constituting part of the Trust Indenture Estate in accordance with the terms hereof. Except as aforesaid otherwise provided, this Indenture and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.

         Section 14.02.  Application by Indenture Trustee of Funds Deposited for
Payment of Certificates. Subject to Section 14.04 hereof, all moneys deposited with the Indenture Trustee pursuant to Section 14.01 hereof shall be held in trust and applied by it to the prompt payment, either directly or through any Paying Agent, to the Holders of the particular Certificates for the payment or prepayment of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal, interest and Make-Whole
Premium, if any, but such money need not be segregated from other funds except to the extent required by law.

         Section 14.03. Repayment of Moneys Held by Paying Agent. Upon the satisfaction and discharge of this Indenture all moneys then held by any Paying
Agent under the  provisions of this  Indenture  shall,  upon demand of the Owner
Trustee, be repaid to it or paid to the Indenture Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

         Section 14.04. Transfer of Unclaimed Money Held by Indenture Trustee and Paying Agent.. Any moneys deposited with or paid to the Indenture Trustee or any Paying Agent for the payment of the principal of or interest or Make-Whole
Premium on any Certificate and not applied but remaining unclaimed for two years and eleven months after the date upon which such principal, interest or Make-Whole Premium shall have become due and payable, shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be paid to the Owner Trustee (or, if the Trust Agreement shall no longer be in effect, to the Owner Participant) by the Indenture Trustee or such Paying Agent and the Holder of such Certificate, as a general unsecured creditor, shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Owner Trustee (or the Owner Participant) for any payment which such Holder may be entitled to collect, and all liability of the Indenture Trustee, or any Paying Agent with respect to such moneys shall thereupon cease.


                                   ARTICLE XV

                                  MISCELLANEOUS

         Section 15.01. Capacity in Which Acting. Each of SSB (or its permitted successors or assigns) and FNBM acts hereunder not in its individual capacity but solely as trustee except as expressly provided herein and in the other
Operative Documents, and, in the case of SSB (or its permitted successors or assigns), in the Trust Agreement.

         Section 15.02. No Legal Title to Trust Indenture Estate in Holders.  No
Holder shall have legal title to any part of the Trust Indenture Estate. No transfer, by operation of law or otherwise, of any Certificate or other right, title and interest of any Holder in and to the Trust Indenture Estate or hereunder shall operate to terminate this Indenture or entitle such Holder or any successor or transferee of such Holder to an accounting or to the transfer to it of legal title to any part of the Trust Indenture Estate.

         Section 15.03.  Sale of Trust Indenture Estate by Indenture  Trustee is
Binding.  Any sale or other conveyance of all or any part of the Trust Indenture
Estate by the Indenture Trustee made pursuant to the terms of this Indenture or of the Lease shall bind the Lessee, the Owner Trustee, the Holders and the Owner
Participant and shall be effective to transfer or convey all right, title and interest of the Indenture Trustee, the Owner Trustee, the Owner Participant and such Holders therein and thereto. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Indenture Trustee.

         Section 15.04. Indenture Benefits Trustees,  Participants,  Lessee, and
Liquidity Providers Only. Nothing in this Indenture, whether express or implied, shall be construed to give to any person other than SSB, the Owner Trustee, the Lessee, FNBM, the Indenture Trustee, the Owner Participant, each Liquidity
Provider and the Holders any legal or equitable right, remedy or claim under or in respect of this Indenture. Upon termination of this Indenture pursuant to
Article XIV hereof, the Indenture Trustee in connection with the satisfaction of the Indenture shall return to the Owner Trustee all property (and related documents and instruments) constituting or evidencing the Trust Indenture
Estate.

         Section 15.05.  No Action  Contrary to Lessee's Rights Under the Lease.
Notwithstanding any of the provisions of this Indenture or the Trust Agreement to the contrary, so long as no Event of Default shall have occurred and be continuing, neither the Indenture Trustee nor the Owner Trustee will take any affirmative acts that interfere with the peaceful and quiet possession and enjoyment of the Aircraft by the Lessee or any Permitted Sublessee.

         Section  15.06.  Notices.   Unless  otherwise  expressly  specified  or
permitted by the terms hereof, all notices, requests,  demands,  authorizations, directions,  consents,  waivers  or  documents  provided  or  permitted  by this
Indenture to be made, given,  furnished or filed shall be in writing,  and shall be given and become  effective  in the manner set forth in Section  14.01 of the
Participation  Agreement.  Any party  hereto  may  change  the  address to which notices to such party will be sent by giving  notice of such change to the other parties to this Indenture.

         Section 15.07. Officer's Certificates and Opinions of Counsel.. Upon any application or demand by the Lessee or the Owner Trustee to the Indenture
Trustee to take any action under any of the provisions of this Indenture, the Lessee or the Owner Trustee, as the case may be, shall furnish to the Indenture
Trustee upon request (a) an Officer's Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and that the proposed action is in conformity with the requirements of this Indenture, and (b) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

         Any  certificate,  statement  or  opinion  of an  officer of SSB may be based, insofar as it relates to legal matters,  upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or
opinion  or  representations   with  respect  to  the  matters  upon  which  his
certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of  reasonable  care should know that the same are  erroneous.  Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters information with respect to which is in the possession of the
Lessee or SSB, upon the certificate,  statement or opinion of or representations by an officer or officers of the Lessee or SSB, as the case may be,  unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his  certificate,  statement or opinion may be based as aforesaid are erroneous,  or in the exercise of reasonable  care should know that the same are erroneous.

         Any certificate, statement or opinion of an officer of the Lessee or SSB or of counsel thereto may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants employed by the Lessee or the Owner Trustee, as the case may be, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

         Any  certificate  or  opinion  of  any   independent   firm  of  public
accountants filed with the Indenture Trustee shall contain a statement that such firm is independent.

         Section 15.08.  Severability.  Any provision of this Indenture which is prohibited or unenforceable in any jurisdiction  shall, as to such jurisdiction, be ineffective to the extent of such  prohibition  or  unenforceability  without invalidating  the  remaining  provisions  hereof,  and any such  prohibition  or
unenforceability   in  any   jurisdiction   shall  not   invalidate   or  render
unenforceable such provision in any other jurisdiction.

         Section 15.09. No Oral Modifications or Continuing Waivers. No terms or provisions of this Indenture or the Certificates may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party or other person against whom enforcement of the change, waiver, discharge or termination is sought; and any waiver of the terms hereof or of any Certificate shall be effective only in the specific instance and for the specific purpose given.

         Section 15.10. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the parties hereto and the successors and permitted assigns of each, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by any Holder shall bind the successors and assigns of such Holder. This
Indenture and the Trust Indenture Estate shall not be affected by any amendment or supplement to the Trust Agreement or by any other action taken under or in respect of the Trust Agreement, except that each reference in this Indenture to the Trust Agreement shall mean the Trust Agreement as amended and supplemented from time to time to the extent permitted hereby and thereby.

         Section 15.11.    Headings.  The headings of the various  Articles and Sections herein and in the table of contents  hereto  are for the  convenience  of  reference  only and shall  not  define or limit any of the terms or provisions hereof.

         Section 15.12. Normal Commercial Relations.  Anything contained in this
Indenture to the contrary notwithstanding,  the Owner Participant, the Indenture
Trustee and any Holder, or any bank or other affiliate of any such party, may conduct any banking or other financial transactions, and have banking or other commercial relationships, with the Lessee fully to the same extent as if this Indenture were not in effect, including without limitation the making of loans or other extensions of credit to the Lessee for any purpose whatsoever, whether related to any of the transactions contemplated hereby or otherwise.

         Section  15.13.  Governing Law;  Counterparts.  THIS INDENTURE AND EACH
CERTIFICATE  SHALL IN ALL RESPECTS BE GOVERNED BY, AND  CONSTRUED IN  ACCORDANCE
WITH, THE LAW OF THE STATE OF NEW YORK,  INCLUDING ALL MATTERS OF  CONSTRUCTION,
VALIDITY AND PERFORMANCE. This Indenture may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.





         IN WITNESS WHEREOF, the parties hereto have caused this Trust Indenture and Security Agreement to be duly executed this ___th day of September, 1997 by their respective officers thereunto duly authorized and acknowledge that this Indenture has been made and delivered in the State of New York.


                                                     STATE STREET BANK AND TRUST
                                                     COMPANY   OF   CONNECTICUT,
                                                     NATIONAL  ASSOCIATION,  not
                                                     in its individual capacity,
                                                     except as specifically  set
                                                     forth  herein but solely as
                                                     Owner Trustee


                                                     By
                                      Name:
                                     Title:



                                                     THE  FIRST   NATIONAL  BANK  OF  MARYLAND,   not  in  its
                                                     individual capacity, but solely as Indenture Trustee


                                                     By
                                                              Name:
                                                              Title:






9



                                                                                                          Exhibit A
                                                                                                                 to
                                                                                                Trust Indenture and
                                                                                                 Security Agreement


                           Indenture Supplement No. 1


         This  Indenture  Supplement  No. 1 (Atlantic  Coast  Airlines Trust No.
___________) dated ____________, 199_, of State Street Bank and Trust Company of
Connecticut,  National Association,  a national banking association,  not in its individual  capacity  but  solely as owner  trustee  (herein  called  the "Owner
Trustee")  under the Trust  Agreement dated as of September __, 1997 (the "Trust
Agreement")   between  State  Street  Bank  and  Trust  Company  and  the  Owner
Participant named therein,


                                   WITNESSETH:


         WHEREAS, the Trust Agreement provides for the execution and delivery of this Indenture Supplement which shall particularly describe the Aircraft included in the property covered by the Trust Agreement.

         WHEREAS,  the Trust  Indenture and Security  Agreement  (Atlantic Coast
Airlines Trust No. __________) dated as of September 26, 1997 (the "Indenture") between the Owner Trustee and The First National Bank of Maryland (herein called the "Indenture Trustee") provides for the execution and delivery of an Indenture
Supplement substantially in the form of this Indenture Supplement No. 1, which Supplement shall particularly describe the Aircraft included in the Trust
Indenture Estate, and shall specifically mortgage such Aircraft to the Indenture
Trustee.

         WHEREAS, the Indenture relates to the Aircraft and the Engines described in the following paragraph and a counterpart of the Indenture is attached to and made a part of this Indenture Supplement No. 1, and this Indenture Supplement No. 1, together with such attachment, is being filed for recordation on or promptly after the date of this Supplement No. 1 with the Federal Aviation Administration as one document.

         NOW, THEREFORE, this Supplement witnesseth,  that, to secure the prompt payment of the principal of and Make-Whole Premium, if any, and interest on, and all other amounts due with respect to, all  Outstanding  Certificates  under the
Indenture and all other amounts due hereunder and the performance and observance by the Owner Trustee of all the  agreements,  covenants and  provisions  for the benefit  of the  Holders  contained  in the  Indenture,  in  the  Lease,  in the
Participation Agreement and the Certificates,  and the prompt payment of any and all amounts  from time to time owing under the  Participation  Agreement  by the
Owner  Trustee,  the Owner  Participant or the Lessee to the Holders and for the
uses and purposes and subject to the terms and  provisions  of the Indenture and the  Certificates,  and in  consideration  of the premises and of the  covenants contained  in the  Indenture,  and of the  purchase of the  Certificates  by the
Holders, and of the sum of $1 paid to the Owner Trustee by the Indenture Trustee at or before  the  delivery  of the  Indenture,  the  receipt of which is hereby
acknowledged,   the  Owner  Trustee  has  granted,  bargained,  sold,  assigned, transferred,  conveyed,  mortgaged, pledged, granted a security interest in, and confirmed,  and does hereby grant,  bargain,  sell,  assign,  transfer,  convey, mortgage,  pledge, grant a security interest in, and confirm, unto the Indenture
Trustee, its successors and assigns, in trust for the equal and ratable security and benefit of the Holders,  in the trust created by the Indenture,  and subject to all of the terms,  conditions,  provisions and  limitations  set forth in the
Indenture,  a first  priority  security  interest  in and  mortgage  lien on all estate,  right,  title and  interest  of the Owner  Trustee in, to and under the following described property:


                                    AIRFRAME

One Airframe identified as follows:

                                                     FAA                        Manufacturer's
                                                     Registration               Serial
Manufacturer               Model                     Number                     Number

Canadair          CL600-2B19                N___                       ____________



together with all appliances, equipment, instruments and accessories (including, without limitation, radio and radar) from time to time belonging thereto, owned by the Owner Trustee and installed in or appurtenant to said aircraft.

                                AIRCRAFT ENGINES

Two aircraft engines, each such engine having 750 or more rated takeoff horsepower or the equivalent thereof, identified as follows:

                                                                                Manufacturer's
                                                                                Serial
Manufacturer                                Model                               Number

General Electric                    CF34-3B1


together with all equipment and accessories belonging thereto, by whomsoever manufactured, owned by the Owner Trustee and installed in or appurtenant to such aircraft engines.

         Together with all substitutions, replacements and renewals of the property described above, and all property owned by the Owner Trustee which shall hereafter become physically attached to or incorporated in the property described above, whether the same are now owned by the Owner Trustee or shall hereafter be acquired by it.

         As further security for the obligations referred to above and secured by the Indenture and hereby, the Owner Trustee has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Indenture Trustee, its successors and assigns, for the security and benefit of the Holders, in the trust created by the Indenture, and subject to all of the terms, conditions, provisions and limitations set forth in the Indenture, all of the estate, right, title and interest of the Owner Trustee in, to and under the Lease Supplement (other than Excepted Payments, if any) covering the property described above.

         TO HAVE AND TO HOLD all and singular the aforesaid property unto the Indenture Trustee, its successors and assigns, for the benefit and security of the Holders for the uses and purposes and subject to the terms and provisions set forth in the Indenture.

         This Supplement shall be construed as supplemental to the Indenture and shall form a part thereof, and the Indenture is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

         This Supplement is being delivered in the State of New York.

         AND, FURTHER,  the Owner Trustee hereby  acknowledges that the Aircraft
(including  Engines)  referred to in this  Supplement  and the  aforesaid  Lease
Supplement has been delivered to the Owner Trustee and is included in the property of the Owner Trustee and covered by all the terms and conditions of the Trust Agreement, subject to the Lien of the Indenture.






         IN  WITNESS  WHEREOF,  the Owner  Trustee  has  caused  this  Indenture
Supplement No. 1 to be duly executed as of the date first written above by one of its officers thereunto duly authorized.


                                                     STATE STREET BANK AND TRUST
                                                     COMPANY   OF   CONNECTICUT,
                                                     NATIONAL  ASSOCIATION,  not
                                                     in its individual capacity,
                                                     except as specifically  set
                                                     forth herein, but solely as
                                                     Owner Trustee


                                                     By
                                                              Name:
                                                              Title:






                                                                                                          Exhibit B
                                                                                                                 to
                                                                                                Trust Indenture and
                                                                                                 Security Agreement


                              [Form of Certificate]


                 THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER
                 THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY
          NOT BE SOLD OR OFFERED FOR SALE IN CONTRAVENTION OF SAID ACT


No. _________                                                                             $____________

                           EQUIPMENT TRUST CERTIFICATE
                 (Atlantic Coast Airlines Trust No. __________)

                       STATE STREET BANK AND TRUST COMPANY
                      OF CONNECTICUT, NATIONAL ASSOCIATION
                  not in its individual capacity but solely as
                       OWNER TRUSTEE UNDER TRUST AGREEMENT
                 (Atlantic Coast Airlines Trust No. __________)
                         dated as of September __, 1997

                                  SERIES _____

Interest Rate                                                                                    Maturity

     ___%                                                                               ____________, 2___


         State  Street  Bank  and  Trust   Company  of   Connecticut,   National
Association, a national banking association,  not in its individual capacity but solely as Owner  Trustee  (herein in such capacity  called the "Owner  Trustee")
under that certain Trust Agreement (Atlantic Coast Airlines Trust No. _________)
dated as of September __, 1997,  between the Owner Participant named therein and
State Street Bank and Trust Company of Connecticut, National Association (herein as such Trust Agreement may be amended or supplemented  from time to time called the "Trust  Agreement"),  hereby  promises to pay to The First  National Bank of
Maryland,  as Subordination  Agent, or its registered assigns, the principal sum of  ______________________  ________________ Dollars, payable as set forth below for the Maturity  specified above, in such coin or currency of the United States of America as at the time of payment  shall be legal  tender for the  payment of public and private debts, and to pay interest on the principal  outstanding from time to time,  semiannually  on each January 1 and July 1, on such principal sum in like coin or  currency at the rate per annum set forth above from the January
1 or the July 1, as the case may be, next preceding the date of this Certificate to which interest on the Certificates has been paid or duly provided for, unless the date hereof is a date to which interest on the Certificates has been paid or
duly  provided   for,  in  which  case  from  the  date  of  this   Certificate.
Notwithstanding the foregoing, if the date hereof is after any January 1 or July
1 and  before  the  following  January  1 or July 1, as the  case  may be,  this
Certificate shall bear interest from such January 1 or July 1; provided that, if the Owner Trustee shall default in the payment of interest due on such January 1 or July 1, then this  Certificate  shall bear interest  from the next  preceding
January 1 or July 1 to which interest on this  Certificate has been paid or duly provided for. The interest so payable on any January 1 or July 1 will, except as otherwise  provided in the Indenture referred to below, be paid to the person in whose  name this  Certificate  is  registered  at the close of  business  on the
December 15 or June 15  preceding  such January 1 or July 1, whether or not such day is a Business Day.

         This Certificate shall bear interest at the Past Due Rate on any principal hereof and on any other amount payable hereunder or under the Indenture which shall not be paid in full when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), for the period from and including the date thereof to but excluding the date the same is paid in full, payable from time to time on demand of the Indenture Trustee.

         Principal and interest and other amounts due hereunder shall be payable at the office or agency of The First National Bank of Maryland (the "Indenture
Trustee") maintained for such purpose in immediately available funds prior to 10:30 A.M. (New York time) on the due date thereof and the Indenture Trustee shall remit all such amounts received by it to the Holders at such account or accounts at such financial institution or institutions as the Holders shall have designated to the Indenture Trustee in writing, in immediately available funds, such payment to be made if the payment was received prior to 10:30 A.M. New York time by the Indenture Trustee on any Business Day, by 12:00 noon New York time on such Business Day; otherwise, the Indenture Trustee shall make payment promptly, but not later than 11:00 A.M. New York time on the next succeeding
Business Day; provided that, at the option of the Indenture Trustee or its Paying Agent, interest may be paid by mailing a check therefor payable to or upon the written order of the registered holder entitled thereto at his last address as it appears on the Register. If any amount payable under this Certificate, or under the Indenture, falls due on a day that is not a Business
Day, then such sum shall be payable on the next succeeding Business Day, without (provided that payment is made on such next succeeding Business Day) additional interest thereon for the period of such extension.

         State  Street  Bank  and  Trust   Company  of   Connecticut,   National
Association, and The First National Bank of Maryland are not acting individually hereunder, but solely as Owner Trustee and Indenture Trustee, respectively.

         Any  Person,  other  than the  Subordination  Agent,  any  Pass-Through
Trustee and any pass-through trustee in respect of pass-through certificates, if any, issued in accordance with Section 15.01 of the Participation Agreement, who is acquiring the Certificates will be deemed to represent and warrant that (i) no assets of an employee benefit plan subject to Title I of ERISA or an individual retirement account or plan subject to Section 4975 of the Code, or any trust established under any such plan or account, have been used to acquire or hold any of the Certificates, or (ii) that one or more administrative or statutory exemptions from the prohibited transaction rules under Section 406 of ERISA and Section 4975 of the Code applies to its purchase and holding of the Certificates such that its purchase and holding of the Certificates will not result in a non-exempt prohibited transaction under Section 406 of ERISA and
Section 4975 of the Code.

         This Certificate is one of a duly authorized issue of Certificates issued and to be issued under the Trust Indenture and Security Agreement
(Atlantic  Coast  Airlines Trust No.  _________)  dated as of September 26, 1997
(herein as amended, supplemented or modified from time to time called the "Indenture") between the Owner Trustee and the Indenture Trustee, designated as Equipment Trust Certificates (Atlantic Coast Airlines Trust No. ________) limited in aggregate initial principal amount to $_______________ consisting of the following aggregate principal amounts of Certificates with the interest rates per annum and Maturities shown:


                                     Initial
                                    Aggregate
                                    Principal
         Series            Maturity         Amount                     Interest Rate

            A
            B
            C
            D

         Reference is made to the Indenture and all supplements and amendments thereto (a copy of which is on file with the Indenture Trustee at its principal corporate trust office) for a more complete statement of the terms and provisions thereof, including a statement of the properties conveyed, pledged and assigned thereby, the nature and extent of the security, the respective rights of the Owner Trustee, the Owner Participant, the Lessee, the Indenture
Trustee and the Holders, and the terms upon which the Certificates are, and are to be, executed and delivered, to all of which terms and conditions in the Indenture each Holder hereof agrees by its acceptance of this Certificate.

         Capitalized terms not otherwise defined herein shall have the meanings given to them in the Indenture.

         The principal  amounts of the  Certificates are payable as set forth in
Schedule I attached hereto, which schedule is subject to amendment as provided in Section 2.18 of the Indenture. The Certificates are subject to redemption in part, pro rata (based on the face amount thereof), in each case through mandatory sinking fund redemptions providing for the redemption on the Sinking
Fund Redemption Dates of the aggregate principal amounts set forth below, together with interest accrued thereon to the applicable Sinking Fund Redemption
Date, but without Make-Whole Premium.

         Except as expressly provided in the Indenture, all payments of principal, Make-Whole Premium, if any, and interest and other amounts to be made to the Holder hereof by or at the behest of the Owner Trustee hereunder or under the Indenture shall be made only from the income and proceeds from the Lessor's
Estate to the extent included in the Trust Indenture Estate and only to the extent that the Owner Trustee shall have sufficient income or proceeds from the Lessor's Estate to the extent included in the Trust Indenture Estate to enable the Indenture Trustee to make such distributions in accordance with the terms of the Indenture; provided that under the Lease, the Lessee is obligated to pay or cause to be paid, to the extent such payments are not required to be made from the assets subject to the Lien of this Indenture or the income and proceeds received by the Indenture Trustee therefrom, any net loss arising from the investment of funds held by the Indenture Trustee which but for an Event of Default would be payable to Lessee, and each Holder hereof, by its acceptance of this Certificate, agrees that it will (except as aforesaid) look solely to the income and proceeds from the Trust Indenture Estate to the extent available for distribution to the Holder hereof as provided above and that neither the Owner
Participant,  nor the Owner Trustee,  nor State Street Bank and Trust Company of
Connecticut, National Association, nor the Indenture Trustee is personally liable to the Holder hereof for any amounts payable or any liability under this Certificate or under the Indenture, except as expressly provided in the Indenture, in the case of State Street Bank and Trust Company of Connecticut,
National Association, the Owner Trustee and the Indenture Trustee.

         The   Certificates   are  subject  to   prepayment   in  the  following
circumstances at the price determined as set forth below.

         (i) If an Event of Loss occurs with respect to the Airframe or with respect to the Airframe and the Engines or engines then installed on the Airframe (unless pursuant to Section 11(a)(1) of the Lease and Section 9.08 of the Indenture replacement equipment is substituted therefor).

         (ii) If the Lessee, pursuant to Section 16 of the Lease, gives notice of purchase of the Aircraft (and the Lessee shall not have revoked such notice or effected an assumption of the Certificates as provided in Section 2.12 of the Indenture).

         (iii) If the Owner Participant, or the Owner Trustee on behalf of the Owner Participant, gives notice of prepayment to the Indenture Trustee pursuant to Section 8.02 of the Indenture.

         (iv) If the Lessee, pursuant to Section 3(g) of the Lease, gives notice of a voluntary termination for obsolescence or surplus, but subject to Section
6.02(c) of Indenture.

         (v) Pursuant to Section 15.01 of the Participation Agreement in connection with a Refinancing of the Certificates.

         (vi) As  contemplated  by Section  2.16 of the  Indenture  and  Section
3.05(b) of the Participation Agreement if the Delivery Date has not occurred on or prior to the Cut-Off Date.

         (vii) At the option of the Owner Trustee with the prior written consent of the Lessee and the Owner Participant upon not less than 25 days' prior written notice.

         (viii)  If  a  Triggering  Event  (as  defined  in  the   Intercreditor
Agreement)  occurs prior to the earliest of (A) the Delivery  Date, (B) the date the obligations of the Owner Trustee under the  Certificates  are assumed by the
Lessee pursuant to Section 3.05(a) of the Participation  Agreement and (iii) the
Cut-Off Date.

         In the case of a  prepayment  of the  Certificates  pursuant to clauses
(ii), (iv) and (v) above, the Lessee, in accordance with and subject to the terms (including timing of notice) of Section 3(g) or Section 16 of the Lease or
Article 15 of the Participation Agreement, as the case may be, shall give irrevocable (subject to Section 6.02(c) of the Indenture) written notice to the Owner Trustee and the Indenture Trustee and to the Holders of all of the Certificates specifying the Business Day on which the Owner Trustee is directed to prepay the Certificates. In the case of a prepayment pursuant to clause (i) above, the Certificates shall be prepaid on the Loss Payment Date (as defined in Section 11(a)(2) of the Lease). In the case of a prepayment pursuant to clause
(iii) above, the Certificates shall be prepaid on the date designated in the notice of prepayment required by Section 8.02 of the Indenture. In the case of a prepayment of the Certificates pursuant to clauses (ii) and (iv) above, the Certificates shall be prepaid in full on the Termination Date. In the case of a prepayment of the Certificates pursuant to clause (v) above, the Certificates shall be prepaid on the effective date of the Refinancing. In the case of a prepayment of the Certificates pursuant to clause (vi) above, the Certificates shall be prepaid on the 15th day following the Cut-Off Date. In the case of a prepayment of the Certificates pursuant to clause (vii) above, the Certificates shall be prepaid on the date designated in the notice referred to therein. In the case of a prepayment of the Certificates pursuant to Section 6.02(a)(viii) above, the Certificates shall be prepaid on the Special Distribution Date (as defined in the Intercreditor Agreement) as provided in Section 2.4(b)(ii) of the Intercreditor Agreement. The day on which the Certificates are to be prepaid is herein referred to as the "Prepayment Date". On or prior to the Prepayment Date, immediately available funds shall be deposited with the Indenture Trustee in an amount in respect of the Certificates equal to:

                  (1) if such  prepayment is made pursuant to clause (i),  (iii)
         (if clause (i), but not clause (ii) or clause (iii) of the first sentence of Section 8.02(a) of the Indenture is applicable and such prepayment is made when an Event of Default has occurred and been continuing for 180 days or more or if clause (ii) or clause (iii) of the first sentence of Section 8.02(a) hereof is applicable), (vi) or
         (viii) above, the sum of (A) the aggregate principal amount of such Certificates then Outstanding, (B) accrued interest on the Certificates to the Prepayment Date and (C) all other aggregate sums due the Indenture Trustee under the Indenture or under the Participation
         Agreement or the Lease, but excluding any Make-Whole Premium or other premium or penalty, or

                  (2) if such prepayment is made pursuant to clause (ii),  (iii)
         (if clause (i), but not clause (ii) or clause (iii) of the first sentence of Section 8.02(a) of the Indenture is applicable and such prepayment is made when an Event of Default has occurred and been continuing for less than 180 days), (iv), (v) or (vii) above, the sum of the amounts specified in clauses (A), (B) and (C) of the preceding clause (1) plus any Make-Whole Premium payable in respect of all Certificates

(the aggregate amount required to be paid pursuant to this sentence being herein referred to as the "Prepayment Price").

         If, in accordance with and subject to the satisfaction of the conditions set forth in Section 7.11 of the Participation Agreement, the Lessee shall assume all of the obligations of the Owner Trustee hereunder, under the Certificates and all other Operative Agreements, the Owner Participant and the Owner Trustee shall (except for prior acts) be released and discharged from any further obligations hereunder and under the Certificates and all other Operative
Agreements (except any obligations that have accrued prior to such assumption).

         If an Indenture Event of Default under the Indenture shall occur and be continuing, the principal of the Certificates may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the Majority in Interest of Holders. Any such consent or waiver shall be conclusive and binding upon the Holder of this Certificate and upon all future
Holders and owners of this Certificate and any Certificate that may be issued in exchange or substitution therefor, whether or not any notation thereof is made upon this Certificate or such other Certificates. Moreover, if, and only if, an Event of Default shall occur, the Indenture Trustee may declare the Lease to be in default, and may, to the exclusion of the Owner Trustee, exercise one or more of the remedies of the Owner Trustee provided in the Lease.

         The Owner Trustee or the Owner Participant may cure a default by the Lessee under the Lease arising from the failure of the Lessee to make any Basic
Rent payments under the Lease, but the Owner Trustee and the Owner Participant, collectively, may not cure more than three consecutive such failures or more than six such failures in total. The Owner Trustee or the Owner Participant may cure any other default by the Lessee in the performance of its obligations under the Lease, provided that such default can be cured by the payment of money.

         If (A) an Event of Default shall have occurred and be continuing or (B) the Indenture Trustee shall have taken action, or notified the Owner Participant that it intends to take action, to foreclose the Lien of the Indenture or otherwise commence the exercise of any significant remedy under Section 7.02 of the Indenture or Section 15 of the Lease, or (C) the Certificates shall have been accelerated, the Owner Participant (or the Owner Trustee on behalf of the Owner Participant) may:

                  (1) direct the Owner Trustee to cause the prepayment of all the Outstanding Certificates by notifying the Indenture Trustee of such election and depositing the sum of amounts contemplated by paragraph "first" under
Section 5.03 of the Indenture and the aggregate Prepayment Price of all such Certificates with the Indenture Trustee for distribution to the Holders; or

                  (2) purchase all of the Outstanding Certificates by paying to the Indenture Trustee an amount equal to the aggregate unpaid principal amount of all Outstanding Certificates, plus accrued interest on such amount to the date of purchase, plus all other sums due any Holder or the Indenture Trustee under the Indenture, the Participation Agreement or the Lease, but without any Make-Whole Premium (provided that the Make-Whole Premium shall be included if such purchase is made pursuant to clause (i) of Section 8.02(a) of the Indenture
(but not pursuant to clause (ii) or clause (iii) of Section 8.02(a) of the Indenture) when the Event of Default shall have occurred and been continuing for less than 180 days).

         The right of the Holder hereof to institute an action for any remedy under the Indenture is subject to certain restrictions specified in the Indenture, except that the right of the Holder of this Certificate to receive payment of the principal of and interest and Make-Whole Premium, if any, on this Certificate on or after the respective due dates, or to institute suit for the enforcement of any such payment, shall not be impaired or affected without the consent of such Holder.

         The Certificates are issuable only as registered Certificates without coupons in denominations of $1,000 and integral multiples thereof. So long as any of the Certificates remain Outstanding, the Indenture Trustee will maintain an office or agency where the Certificates may be presented for payment and a facility or agency in New York, New York where the Certificates may be presented for registration of transfer and for exchange as provided in the Indenture. As provided in the Indenture and subject to certain limitations therein, this Certificate is transferable, and upon surrender of this Certificate for registration of transfer at the principal corporate trust office of the Indenture Trustee, or at the office or agency maintained for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Indenture Trustee duly executed by, the Holder or his attorney duly authorized in writing, one or more new
Certificates of the same Series and Maturity and interest rate and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

         As provided in the Indenture and subject to certain limitations therein, the Certificates are exchangeable for an equal aggregate principal amount of Certificates of the same Series and Maturity and interest rate and of authorized denominations, as requested by the Holder surrendering the same, upon presentation thereof for such purpose at the principal corporate trust office of the Indenture Trustee, or at an office or agency maintained for such purpose.

         No service charge shall be levied for any such registration of transfer or exchange, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to the due presentment for registration of transfer of this Certificate, the Owner Trustee, the Indenture Trustee, any agent of the Owner
Trustee or the Indenture Trustee, the Paying Agent, if any, the Registrar and the Lessee shall deem and treat the person in whose name this Certificate is registered as the absolute owner hereof for all purposes whether or not this Certificate is overdue, and neither the Owner Trustee, the Indenture Trustee
(nor any agent of the Owner  Trustee or the Indenture  Trustee),  nor the Paying
Agent, if any, the Registrar nor the Lessee shall be affected by notice to the contrary.

         The indebtedness evidenced by this Certificate is, to the extent and in the  manner  provided  in the  Indenture,  subordinate  and  subject in right of payment to the prior payment in full of the Secured  Obligations  (as defined in the  Indenture) in respect of [Series A  Certificates]1,  [Series A and Series B
Certificates]2  [Series  A,  Series  B,  and  Series C  Certificates]3  and this
Certificate  is  issued  subject  to  such   provisions.   The  Holder  of  this
Certificate,  by  accepting  the same,  (a) agrees to and shall be bound by such provisions,  (b) authorizes  and directs the Indenture  Trustee on such Holder's behalf to take such action as may be necessary or  appropriate to effectuate the subordination  as provided in the  Indenture,  and (c)  appoints  the  Indenture
Trustee such Holder's attorney-in-fact for such purpose.*

         As provided in the Indenture, the Indenture and the Certificates shall be construed in accordance with and governed by the laws of the State of New
York.

         This Certificate  shall not be secured by or be entitled to any benefit
under  the  Indenture  or  be  valid  or  obligatory   for  any  purpose  unless
authenticated  by the Indenture  Trustee as evidenced by the manual signature of one of its authorized officers on the certificate below.


-------------------------

         1To be inserted in the case of a Series B Certificate. 2To be inserted in the case of a Series C Certificate. 3To be inserted in the case of a Series D Certificate.

         *To be inserted for each Certificate other than any Series A Certificate.





         IN WITNESS  WHEREOF,  the Owner Trustee has caused this Equipment Trust
Certificate (Atlantic Coast Airlines Trust No. ____________) to be duly executed in its corporate name by its officer thereunto duly authorized.


Dated: September  __, 1997                           STATE  STREET  BANK AND  TRUST  COMPANY  OF  CONNECTICUT,
                                                     NATIONAL  ASSOCIATION,  not in its  individual  capacity,
                                                     but solely as Owner Trustee


                                                     By
                                      Name:
                                     Title:


                                                         FORM OF INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION]


         This is one of the Equipment Trust  Certificates  (Atlantic Coast Airlines Trust No.  _________)  referred to in the within mentioned Indenture.


Dated:  September __, 1997                           THE FIRST  NATIONAL  BANK OF MARYLAND,  not in its  individual capacity, but solely as Indenture Trustee


                                                     By
                                      Name:
                                     Title:




1
O7853/O59/N670FE/TRUST/trust.agt
Federal Express Corporation Trust No. N67OFE
0156828.07


===================================================================================================================



                                 TRUST AGREEMENT

                (ATLANTIC COAST AIRLINES TRUST NO. ____________)

                          Dated as of September 1, 1997

                                     between

                            ATLANTIC COAST AIRLINES,
                                     Trustor

                                       and

               STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,
                              NATIONAL ASSOCIATION,
                                  Owner Trustee



                            COVERING ONE CANADAIR REGIONAL JET, SERIES 200 ER AIRCRAFT
                 SERIAL NO._______, REGISTRATION NO. ___________




===================================================================================================================





16

                                 TRUST AGREEMENT
                  (ATLANTIC COAST AIRLINES TRUST NO.__________)



         TRUST AGREEMENT (ATLANTIC COAST AIRLINES TRUST NO.____________) dated as of September 1, 1997 (this "Agreement") between STATE STREET BANK AND TRUST
COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association (in its individual capacity, "SSB", and not in its individual capacity but solely as trustee hereunder, the "Owner Trustee"), and ATLANTIC COAST AIRLINES, a California corporation (together with its successors and permitted assigns, the "Trustor"). The capitalized terms used herein, unless otherwise herein defined or the context hereof shall otherwise require, shall have the respective meanings set forth in Schedule I attached hereto.


                                               W I T N E S S E T H:

         WHEREAS, the Trustor desires to create a trust for the purpose of issuing Certificates, the proceeds of which issuance shall initially be held by the Indenture Trustee on behalf of the Owner Trustee in the Collateral Account and released, subject to the proviso to Section 3.02(b) of the Participation
Agreement,  on the  Delivery  Date in order to finance a portion of the Purchase
Price of the Aircraft, to acquire the Aircraft from Seller on the Delivery Date, to lease the Aircraft to the Lessee on the Delivery Date and to receive the benefits provided for herein.

         WHEREAS, SSB is willing to accept the trust as herein provided and to perform its obligations hereunder in its individual capacity or as the Owner
Trustee as the case may be.

         NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, SSB and the Trustor agree as follows:

                                    ARTICLE 1

                               THE LESSOR'S ESTATE

         Section 1.01. Authorization and Direction to Owner Trustee. The Trustor hereby authorizes and directs (or has authorized and directed) the Owner
Trustee, not individually but solely as the Owner Trustee hereunder:

                  (a) to execute and deliver as and when  specified  in Sections
         4.01  and  4.02  of  the  Participation  Agreement,  the  Participation
         Agreement and each of the other Operative Agreements to which the Owner
         Trustee is a party and to enter into and perform the transactions contemplated thereby including, without limitation, accepting title to, and delivery of, the Aircraft from Seller on the Delivery Date, and taking all appropriate action to cause the Airframe to be registered with the Federal Aviation Administration in the name of the Owner
         Trustee;

                  (b) to execute and deliver from time to time the Certificates in the manner and subject to the terms and conditions provided in the Participation Agreement and the Indenture;

                  (c) to execute and deliver each other document referred to in the Operative Agreements to which the Owner Trustee is a party or which the Owner Trustee is required to deliver pursuant to the Operative
         Agreements;

                  (d) subject to the terms of this Agreement, to perform the obligations and duties and, upon instruction of the Trustor, exercise the rights of the Owner Trustee under the Operative Agreements; and

                  (e) to execute and deliver all such other instruments, documents or certificates and take all such other actions in accordance with the directions of the Trustor, as the Trustor may deem necessary or advisable in connection with the Certificate Closing Date and the Delivery Date and the transactions contemplated hereby, the taking of any such action by the Owner Trustee in the presence of the Trustor or its counsel to evidence, conclusively, the direction of the Trustor.

         Section 1.02. Declaration of Trust. SSB hereby declares and agrees, in its individual capacity, that it will, and in its capacity as the Owner Trustee does, hold the Lessor's Estate upon the trust herein set forth for the use and benefit of the Trustor, subject, however, to the provisions of, and the Lien created by, the Indenture. This Agreement is not intended by the Trustor to create, and the trust created hereby is not intended by the Trustor and the other parties interested herein to constitute a business trust for purposes of the Bankruptcy Code.

         Section 1.03. Conditions Precedent. The right and obligation of the Owner Trustee to take the actions required by Section 1.01 hereof shall be subject to the condition that the terms and conditions of Section 4.01 or 4.02, as the case may be, of the Participation Agreement shall have been complied with in a manner satisfactory to the Owner Trustee and the Trustor.

                                    ARTICLE 2

                                  DISTRIBUTIONS

         Section 2.01.  Predelivery Funding;  Rent, Etc. (a) The Trustor and the
Owner Trustee acknowledge that the proceeds from the sale of the Certificates to be effected on the Certificate Closing Date are to be held by the Indenture
Trustee in the Collateral Account in the manner specified in the Indenture for application as provided therein and in Section 3.02 of the Participation
Agreement.

                  (b) The Trustor and the Owner Trustee acknowledge that the Lease will be security for the Certificates pursuant to the Indenture which provides that all moneys payable by the Lessee to the Owner
         Trustee under the Lease (other than Excepted Payments) are to be first paid to the Indenture Trustee while the Lien of the Indenture is in effect, for distribution in accordance with the terms of Article V of the Indenture. Except for amounts received from the Indenture Trustee, which shall be applicable only in accordance with clause (iii) below, the Owner Trustee shall promptly apply each payment of the Rent (other than Excepted Payments), Stipulated Loss Value, Termination Value, and any proceeds from the sale, requisition or disposition of the Aircraft received by it as follows:

                           (i)  prior  to  the   release  of  the  Lien  of  the
                  Indenture,  each such payment shall be payable directly to the
                  Indenture  Trustee (and if any of the same are received by the
                  Owner  Trustee  shall,  upon  receipt,  be  paid  over  to the
                  Indenture Trustee without deduction,  set off or adjustment of any kind) for  distribution  in accordance with the provisions of Article V of the  Indenture;  provided,  that any  payments received by the Owner Trustee from (x) the Lessee with respect to SSB's or the Owner Trustee's fees and  disbursements  under this  Agreement,  or (y) the Trustor  pursuant to Section 5.01 hereof  shall not be paid over to the  Indenture  Trustee  but shall be retained by the Owner Trustee and applied  toward the purpose for which such payments were made;

                           (ii) after the release of the Lien of the  Indenture,
                  any amount  remaining after  application in full in accordance
                  with   paragraph   (b)(i)  of  this  Section  2.01  and  which
                  represents  payments for which provision as to the application thereof  is made in any  other  Operative  Agreement  shall be applied  promptly to the purpose for which such payment  shall have been made in accordance  with the terms of such Operative
                  Agreement; and

                  (iii) after  application in accordance with paragraphs (i) and
                  (ii) of this Section 2.01(b), or to the extent received from the Indenture Trustee under the terms of the Indenture, the balance, if any, remaining shall be paid to the Trustor.

         Section 2.02. Excepted Payments. Notwithstanding any other provision contained herein, all Excepted Payments at any time received by the Owner
Trustee shall be distributed promptly to the applicable Person entitled thereto, and such payment shall not be deemed under any circumstances to be part of the Lessor's Estate.

         Section  2.03.  Distributions  after  Release  of Lien of  Indenture.  Except  as  otherwise  provided  in
Sections 2.01 and 2.02 hereof:

                  (a) all payments  received  and amounts  realized by the Owner
         Trustee under the Lease or otherwise with respect to the Aircraft or any part thereof (including, without limitation, all payments received pursuant to Section 15(a) of the Lease and amounts realized upon the sale or lease of the Aircraft or any part thereof after the termination of the Lease with respect thereto), to the extent received or realized at any time after the Lien of the Indenture shall have been released pursuant to the terms of the Indenture, and

                  (b) moneys not included in paragraph (a) of this Section 2.03 remaining as part of the Lessor's Estate after the Lien of the Indenture has been released,

                    shall,  to the extent  required,  be  retained  by the Owner
    Trustee as reimbursement  for all expenses  hereunder or under the Lease not theretofore  reimbursed under this Agreement,  the Lease or otherwise and to which the  Owner  Trustee  is  entitled  to be  reimbursed  pursuant  to the
    provisions   thereof,   and  any  balance  remaining   thereafter  shall  be
    distributed to the Trustor.

         Section 2.04. Manner of Making Distributions. The Owner Trustee shall make distributions or cause distributions to be made to (i) the Trustor pursuant to this Article 2 by transferring by wire transfer in immediately available funds the amount to be distributed to the account set forth in the Participation
Agreement or to such other account or accounts of the Trustor as it may designate from time to time by written notice to the Owner Trustee (and the Owner Trustee shall use best efforts to cause such funds to be transferred by wire transfer on the same day as received, but in any case not later than the next succeeding Business Day), and (ii) the Indenture Trustee pursuant to this
Article 2 by paying the amount to be distributed to the Indenture Trustee in the manner specified in the Indenture; provided, that the Owner Trustee shall invest overnight, for the benefit of the Trustor, in investments that would be permitted by Section 11(e) of the Lease (but only to the extent funds are received on or prior to 2:00 P.M. (Eastern Time) and such investments are available and, if such investments are not available to the Owner Trustee in investments which, after consultation with the Trustor, the Trustor shall direct) all funds not transferred by wire transfer on the same day as they were received. Notwithstanding the foregoing but subject always to the provisions of, and the Lien created by, the Indenture, the Owner Trustee will, if so requested by the Trustor by written notice, pay in immediately available funds any and all amounts payable by the Owner Trustee hereunder to the Trustor as directed by the Trustor.

                                    ARTICLE 3

                                THE OWNER TRUSTEE

         Section 3.01. Acceptance of Trust and Duties. SSB accepts the trust hereby created and, subject to Section 1.03 hereof, in its capacity as the Owner
Trustee agrees to perform the same,  including  without  limitation,  subject to
Section 1.03 hereof, the actions specified in Section 1.01 hereof as herein provided. The Owner Trustee agrees to disburse all monies that it receives under the Operative Agreements in accordance with the terms hereof. The Owner Trustee shall not be answerable or accountable in its individual capacity except as a result of or arising from (a) the Owner Trustee's willful misconduct or gross negligence (in its individual capacity or as trustee), (b) any breach by the Owner Trustee of its representations, warranties and covenants given in its individual capacity in this Agreement, Section 6 of the Lease, and Sections
7.02(a) and (b) and 7.04 of the Participation Agreement or its representations, warranties and covenants given in its individual capacity in Sections 3.05 and
3.08 of the Indenture, (c) the failure to use ordinary care in receiving, handling and disbursing funds, (d) Lessor's Liens attributable to it in its individual capacity, and (e) taxes, fees, or other charges on, based on, or measured by, any fees, commissions or compensation received by SSB or the Owner
Trustee in connection with the transactions contemplated by the Lease, the Indenture and the Operative Agreements including this Agreement.

         Section  3.02.  Limitation  on  Authority of Owner  Trustee.  The Owner
Trustee shall have no power, right, duty or authority to, and agrees that it will not, manage, control, possess, use, sell, lease, dispose of or otherwise deal with the Aircraft, Airframe, Engines, any Part thereof or any other property at any time constituting a part of the Lessor's Estate, or otherwise to take or refrain from taking any action under or in connection with the Operative
Agreements, except (i) to execute and deliver the Operative Agreements to which it is a party, (ii) to exercise and carry out or cause to be exercised or carried out the rights, duties and obligations of the Owner Trustee hereunder and under the other Operative Agreements, or (iii) as expressly provided in written instructions from the Trustor given pursuant to Section 3.03 or 3.04 hereof; provided, that nothing in this Section 3.02 shall limit in any manner the obligations of the Owner Trustee hereunder.

         Section  3.03.  Notice  of  Default.  In the event  that a  Responsible
Officer in the Corporate Trust Department of the Owner Trustee shall have actual knowledge of a Default or an Event of Default, or an Indenture Default or an Indenture Event of Default, the Owner Trustee shall give or cause to be given to the Trustor and the Indenture Trustee prompt telephone or facsimile notice, followed by prompt confirmation thereof by certified mail, postage prepaid (in any event within two Business Days of the discovery thereof), in accordance with
Article 14 of the Participation  Agreement,  of such Default,  Event of Default,
Indenture Default or Indenture Event of Default. Subject to the terms of Section
3.06(e) hereof and the rights of the Indenture Trustee under the Indenture, the Owner Trustee shall take such action with respect to such Default, Event of Default, Indenture Default or Indenture Event of Default as shall be specified in written instructions from the Trustor; provided that the Owner Trustee shall have no duty to take any (and shall take no) action whatsoever in the absence of written instructions from the Trustor. For all purposes of this Agreement and the Lease, in the absence of actual knowledge of a Responsible Officer of the Owner Trustee, the Owner Trustee shall not be deemed to have knowledge of a Default, Event of Default, Indenture Default or Indenture Event of Default unless notified in writing by the Lessee, the Trustor, the Indenture Trustee or any Certificate Holder.

         Section 3.04. Action Upon Instructions. Upon the written instructions at any time and from time to time of the Trustor, the Owner Trustee will take or refrain from taking such action, not inconsistent with provisions of the Indenture, as may be specified in such instructions.

         Section 3.05.  Certain  Duties and  Responsibilities  of Owner Trustee.
(a)(i) The Owner Trustee undertakes to perform such duties and only such duties as are specifically set forth herein, and with the degree of care specified in
Section 3.01 hereof, and in accordance with written instructions given by the Trustor hereunder, and no implied duties, covenants or obligations shall be read into this Agreement, any such instructions or the Operative Agreements against the Owner Trustee, and the Owner Trustee agrees that it will not manage, control, possess, use, sell, lease, dispose of or otherwise deal with the Aircraft or any part of the Lessor's Estate except as required by the terms of the Operative Agreements, any such instructions and as otherwise provided herein; and

                           (ii) in the  absence  of bad faith on its  part,  the
                  Owner  Trustee may  conclusively  rely, as to the truth of the statements  and  the  correctness  of the  opinions  expressed therein,  upon certificates or opinions furnished to the Owner
                  Trustee and conforming to the  requirements  of this Agreement or the other Operative Agreements, but in the case of any such certificates  or opinions  which by any  provisions  hereof or thereof are specifically required to be furnished to the Owner
                  Trustee,  the Owner  Trustee  shall be under a duty to examine the  same to  determine  whether  or not they  conform  to the
                  requirements   of  this  Trust   Agreement  or  the  Operative
                  Agreements.

                  (b) No provision hereof shall require SSB in its individual capacity to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Notwithstanding the foregoing, SSB agrees in its individual capacity that it will, at its own cost and expense, promptly take such action as may be necessary to discharge duly all Lessor's
         Liens attributable to it in its individual capacity and will claim no indemnity therefor hereunder, or under the Participation Agreement or any Operative Agreement.

                  (c) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Owner Trustee shall be subject to the provisions of this Section 3.05, except that in the event of a conflict between this Section 3.05 and Section 3.01 hereof,
         Section 3.01 hereof shall be controlling.

                  (d) The Owner Trustee will furnish to the Trustor, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee hereunder or under the other
         Operative  Agreements  (including  those  furnished  to  the  Indenture
         Trustee pursuant to the terms of the Indenture) and not otherwise furnished to the Trustor.

                  (e) Notwithstanding anything herein to the contrary, the Owner
         Trustee shall not be authorized and shall have no power to "vary the investment" of the Trustor within the meaning of Treasury Regulations
         Section 301.7701-4(c)(1), it being understood that the Owner Trustee shall have the power and authority to fulfill its obligations under
         Section 2.06 hereof and Section 11(e) of the Lease.

         Section 3.06.  Certain Rights of Owner Trustee. Except as otherwise provided in Section 3.05 hereof:

                  (a) in the absence of bad faith on its part, the Owner Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request,  direction or authorization by the Trustor or any other party to any other Operative  Agreement shall be sufficiently
         evidenced  by  a  request,   direction  or  authorization  in  writing,
         delivered to the Owner Trustee, and signed in the name of such party by any of the Chairman of the Board,  the President,  any Vice  President,
         the  Treasurer  or Assistant  Treasurer  or the  Secretary or Assistant
         Secretary  or other  duly  authorized  officer of such  party;  and any resolution of the Board of Directors or committee thereof of such party shall be sufficiently  evidenced by a copy of such resolution certified by the Secretary or an Assistant  Secretary of such party, to have been duly  adopted  and to be in full  force and  effect on the date of such certification, and delivered to the Owner Trustee;

                  (c) whenever in the administration of this Agreement the Owner
         Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder or under any of the other Operative Agreements, the Owner Trustee (unless other evidence be herein or therein specifically prescribed), absent actual knowledge of a Responsible Officer of the Owner Trustee to the contrary, may rely in good faith upon a certificate in writing, delivered to the Owner Trustee and signed by any of the Chairman of the Board, the President, any Vice President, the Treasurer or Assistant
         Treasurer or the Secretary or Assistant Secretary of the Lessee, the Trustor, or the Indenture Trustee and notice of such need for such proof or establishment shall be delivered to the Trustor, who may advise the Owner Trustee in respect of such matter and the Owner
         Trustee shall act in conformity with such advice;

                  (d) the Owner Trustee may exercise its powers and perform its duties by or through such attorneys, agents and servants as it shall appoint with due care, and it shall be entitled to rely upon the advice of counsel reasonably selected by it with due care and shall be protected by the advice of such counsel in anything done or omitted to be done in accordance with such advice;

                  (e) the Owner Trustee shall not be under any obligation to take any action under this Agreement or under any of the other
         Operative Agreements at the request or direction of the Trustor unless the Persons making such request or direction shall have offered to the Owner Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction; nor shall the Owner Trustee be required to take any action deemed to impose on the Owner Trustee any obligation to take any action, if the Owner Trustee shall have been advised by its counsel that such action is unlawful or is contrary to the terms of this Agreement or the other Operative Agreements;

                  (f)  the  Owner  Trustee  shall  not  be  bound  to  make  any investigation  into the  facts or  matters  stated  in any  resolution, certificate,  statement,  instrument, opinion, report, notice, request,
         direction,   consent,  order  or  other  paper  or  document  unless  a
         Responsible  Officer of the Owner Trustee has actual knowledge that the facts or matters stated therein are false or inaccurate,  but the Owner
         Trustee  in  its   discretion   may  make  such   further   inquiry  or
         investigation into such facts or matters as it may see fit, and, if the
         Owner  Trustee  shall   determine  to  make  such  further  inquiry  or
         investigation,  it shall be entitled,  to the same extent  permitted to the Lessor  under the Lease,  to examine  the books and  records of the
         Lessee to reasonably determine whether the Lessee is in compliance with the terms and  conditions  of the Lease and to  examine  the  Aircraft,
         Airframe,  Engines  or any  Part  thereof  personally  or by  agent  or attorney; and

                  (g) without  limiting the  generality  of Section 3.05 hereof, except as otherwise provided in written instructions given to the Owner
         Trustee by the Trustor or as otherwise provided in the Indenture or the
         Participation  Agreement, the Owner Trustee shall not have any duty (i)
         to see to any recording or filing of the Lease or of this  Agreement or any financing statement or other notice or document relating thereto or
         contemplated   under  the  Operative   Agreements  or  to  see  to  the
         maintenance  of any such  recording or filing (other than FAA reporting requirements  contained in 14 C.F.R. Sections 47.45 and 47.51), (ii) to see to any  insurance  on the Aircraft or any part thereof or to effect or maintain any such  insurance,  whether or not the Lessee shall be in default with respect thereto,  other than to forward to the Trustor and
         (to the extent provided in the Indenture) the Indenture  Trustee copies of all  certificates,  reports and other written  information  which it receives  from the Lessee  pursuant  to the Lease,  (iii) to see to the payment  or  discharge  of any tax,  assessment  or other  governmental charges or any Lien (except any Lessor's Lien attributable to it in its individual  capacity)  owing with  respect  to, or  assessed  or levied against any part of the Lessor's Estate,  (iv) to confirm or verify any financial  statements  or reports of the Lessee,  or (v) to inspect the
         Aircraft at any time or ascertain or inquire as to the  performance  or observance of any of the Lessee's covenants under the Lease.

         Section 3.07. No  Representations  or Warranties as to Certain Matters.
NEITHER THE OWNER  TRUSTEE NOR SSB MAKES OR SHALL BE DEEMED TO HAVE MADE (a) ANY
REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE,  AIRWORTHINESS,
VALUE,   CONDITION,   WORKMANSHIP,   DESIGN,   COMPLIANCE  WITH  SPECIFICATIONS,
CONSTRUCTION,  OPERATION,  MERCHANTABILITY  OR FITNESS FOR USE FOR A  PARTICULAR
PURPOSE OF THE AIRCRAFT,  AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS,  WHETHER
OR NOT  DISCOVERABLE,  AS TO THE  ABSENCE  OF ANY  INFRINGEMENT  OF ANY  PATENT,
TRADEMARK  OR  COPYRIGHT,  AS TO THE  ABSENCE  OF  OBLIGATIONS  BASED ON  STRICT
LIABILITY IN TORT, OR ANY OTHER REPRESENTATION OR WARRANTY  WHATSOEVER,  EXPRESS
OR IMPLIED,  WITH RESPECT TO THE AIRCRAFT OR ANY PART  THEREOF,  except that SSB represents  and warrants  that on the Delivery Date the Owner Trustee shall have received whatever right,  title and interests in, to and under the Aircraft that were  conveyed to it by the Seller and SSB  represents,  warrants and  covenants that at all times on and after the Delivery  Date the Aircraft  shall be free of all Lessor's Liens  attributable  to it, and that the Owner Trustee shall comply with the last sentence of Section 3.05(b) hereof,  or (b) any  representation or warranty as to the validity, legality or enforceability of this Agreement or any other  Operative  Agreement to which the Owner Trustee is a party,  or any other document or instrument,  or as to the correctness of any statement  contained in any  thereof,  except to the extent  that any such  representation,  warranty or statement is expressly made herein or therein as a representation or warranty by the Owner Trustee or SSB and except that SSB hereby represents and warrants that this  Agreement has been,  and (assuming  the due  authorization,  execution and delivery of this  Agreement by the Trustor) the other  Operative  Agreements  to which the Owner  Trustee is a party have been (or at the time of  execution  and delivery of any such  instrument by the Owner  Trustee  hereunder or pursuant to the terms of the  Participation  Agreement that such an instrument will be) duly executed and delivered by one of its officers who is or will be, as the case may be, duly  authorized  to execute and deliver such  instruments  on behalf of the
Owner  Trustee and that this  Agreement has been duly  authorized,  executed and delivered by SSB and (assuming due authorization, execution and delivery of this
Trust  Agreement  by the  Trustor)  constitutes  the  legal,  valid and  binding obligation of SSB enforceable against it in accordance with its terms, except as such  enforceability may be limited by bankruptcy,  insolvency,  reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.

         Section 3.08.  Status of Moneys  Received.  All moneys  received by the
Owner Trustee under or pursuant to any provision of this Agreement or any Operative Agreement shall constitute trust funds for the purpose for which they were paid or are held, but need not be segregated in any manner from any other moneys except to the extent required by law and may be deposited by the Owner
Trustee under such conditions as may be prescribed or permitted by law for trust funds, or may be invested in direct obligations of the United States.

         Section 3.09. Self-Dealing. The Owner Trustee in its individual capacity, or any corporation in or with which the Owner Trustee may be interested or affiliated, or any officer or director of any such corporation, may have normal commercial relations, and otherwise deal, in the ordinary course of business, with the Lessee or any other corporation having relations with the Lessee to the full extent permitted by law.

         Section 3.10. Definition of a Responsible Officer. For purposes of this
Trust Agreement only,  "Responsible Officer" when used with respect to the Owner
Trustee means the Chairman or the Vice-Chairman of the Board of Directors, the Chairman or Vice-Chairman of the Executive Committee of the Board of Directors, the President, any Vice President (whether or not designated by a number or a word or words added before or after the title "Vice President"), the Secretary, any Assistant Secretary, or any other officer in the Corporate Trust Department of SSB customarily performing functions similar to those performed by any of the above designated officers.

         Section  3.11.  Resignation  or  Removal  of Owner  Trustee.  The Owner
Trustee or any successor thereof (a) shall resign if required to do so pursuant to Section 7.02(b) of the Participation Agreement and (b) may resign at any time without cause by giving at least 60 days' prior written notice to the Trustor and the Indenture Trustee, such resignation in each case to be effective only upon the appointment of a successor trustee and the acceptance of such appointment by such successor. In addition, the Trustor may at any time remove the Owner Trustee without cause by an instrument in writing delivered to the Owner Trustee and the Indenture Trustee, such removal to be effective only upon the appointment by the Trustor of a successor Owner Trustee and the acceptance of such appointment by such successor. Upon the giving of notice of resignation or removal of the Owner Trustee, the Trustor may appoint a successor Owner
Trustee by an instrument signed by the Trustor. If the Trustor shall not have so appointed a successor Owner Trustee within 30 days after such resignation or removal, the Owner Trustee, the Indenture Trustee or the Trustor may apply to any court of competent jurisdiction to appoint a successor Owner Trustee to act until such time, if any, as a successor or successors shall have been appointed by the Trustor as above provided. Any successor Owner Trustee so appointed by a court shall be superseded by any successor Owner Trustee subsequently appointed by the Trustor.

         The appointment of any successor Owner Trustee shall be subject to the conditions set forth in Section 11.01 of the Participation Agreement.

         Section 3.12. Estate and Rights of Successor Owner Trustee. Any successor Owner Trustee, however appointed, shall execute and deliver to the predecessor Owner Trustee, with a copy to the Trustor and the Indenture Trustee, an instrument accepting such appointment, in form and substance acceptable to the predecessor Owner Trustee and the Trustor and thereupon each successor Owner
Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trust of the predecessor Owner Trustee in the trust hereunder with like effect as if originally named as an Owner Trustee herein, but nevertheless upon the written request of such successor Owner
Trustee, such predecessor Owner Trustee shall execute and deliver an instrument transferring to such successor Owner Trustee, upon the trust herein expressed, all estates, properties, rights, powers, duties, property or moneys then held by such predecessor Owner Trustee upon the trust herein expressed. Upon any such transfer by a predecessor Owner Trustee, such predecessor Owner Trustee shall provide the successor Owner Trustee and Trustor an accounting of the Lessor's
Estate and the trust hereunder.

         Upon the appointment of any successor Owner Trustee hereunder, the predecessor Owner Trustee will use its best efforts to cause registration of the Aircraft included in the Lessor's Estate to be transferred upon the records of the Aeronautics Authority or other registry where the Aircraft may then be registered into the name of the successor Owner Trustee and shall otherwise use its best efforts to comply, or assist the successor Owner Trustee in complying, with the provisions of Section 11.01 of the Participation Agreement.

         Section 3.13.  Merger or  Consolidation  of SSB. Any  corporation  into which SSB in its  individual  capacity  may be  merged  or with  which it may be consolidated,  or any corporation  resulting from any merger or consolidation to which SSB shall be a party,  or any corporation to which  substantially  all the business of the Owner  Trustee in its  individual  capacity may be  transferred, shall,  subject to Section 11.01 of the  Participation  Agreement,  be the Owner
Trustee  under  this  Agreement  without  further  act;   provided,   that  such
corporation shall not also be the Indenture Trustee.

         Section 3.14. Co-Trustees. At any time, if the Owner Trustee or the Trustor shall deem it necessary or prudent or desirable in order to conform to legal requirements of any jurisdiction in which any part of the Lessor's Estate may at the time be located, the Owner Trustee by an instrument in writing signed by it, shall appoint one or more Persons approved by the Trustor to act as co-trustee, or co-trustees, jointly with the Owner Trustee, or separate trustee or separate trustees (except insofar as local law makes it necessary or prudent or desirable for any such co-trustee or separate trustee to act alone), of all or any part of the Lessor's Estate, and to vest in such Person or Persons, in such capacity, such title to the Lessor's Estate or any part thereof, and such rights, powers, duties, trusts or obligations as the Trustor may consider necessary or prudent or desirable. The Owner Trustee shall not be liable for any act or omission of any co-trustee or separate trustee appointed under this
Section 3.14. No appointment of, or action by, any co-trustee or separate trustee appointed under this Section 3.14 will relieve the Owner Trustee of any of its obligations under any Operative Agreement or otherwise affect any of the terms of the Indenture or adversely affect the interests of the Indenture
Trustee or the Certificate Holders in the Trust Indenture Estate.

         Any co-trustee or separate trustee may, at any time by an instrument in writing, constitute the Owner Trustee its or his attorney-in-fact and agent with full power and authority to do all acts and things and to exercise all discretion on its or his behalf and in its or his name subject to the conditions of this Agreement.

         Every  additional  trustee  hereunder  shall be a Citizen of the United
States and, to the extent  permitted by law, be appointed and act, and the Owner
Trustee and its successors shall act, subject to the following provisions and conditions:

                  (A) all powers, duties, obligations and rights conferred upon the Owner Trustee in respect of the custody, control and management of monies, the Aircraft or documents authorized to be delivered hereunder or under the Participation Agreement shall be exercised solely by the Owner Trustee;

                  (B) all other rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred or imposed upon and exercised or performed by the Owner Trustee and such additional trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed
         (including  the  holding  of title to the  Lessor's  Estate)  the Owner
         Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such additional trustee;

                  (c) no power given to, or which is provided hereby may be exercised by, any such additional trustee, except jointly with, or with the consent in writing of, the Owner Trustee;

                  (D) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder except as otherwise provided hereunder; and

                  (E) the Trustor, at any time, by an instrument in writing may remove any such additional trustee.

         Section 3.15. Interpretation of Agreements. In the event that the Owner
Trustee is unsure as to the  application  of any provision of this  Agreement or
any  other  Operative   Agreement  or  any  other  agreement   relating  to  the
transactions  contemplated  by the  Operative  Agreements  or such  provision is ambiguous as to its  application,  or is, or appears to be, in conflict with any other  applicable  provision,  or in the event that this  Agreement or any other
Operative  Agreement permits any determination by the Owner Trustee or is silent or  incomplete as to the course of action which the Owner Trustee is required to take with respect to a particular set of facts,  the Owner Trustee shall request in writing sent in  accordance  with Article 14 of the  Participation  Agreement instructions  of the Trustor  and, to the extent that the Owner  Trustee acts in good faith in accordance with any instructions received from the Trustor,  shall not be liable to any  Person;  provided,  that in the event that no  response is made to the Owner  Trustee by the  Trustor  within 25  Business  Days after such request,  the Owner  Trustee shall not be liable to any Person for acts taken by the Owner Trustee in good faith in what it deems to be the best interests of the
Trustor  or for any  failure  to act in any  situation  described  above in this
Section 3.15. The provisions of this Section 3.15 shall not be applicable to the
Owner  Trustee's  obligations  set forth in the last  sentence  of Section  3.01 hereof.

         Section 3.16. Not Acting in Individual Capacity. In carrying out the trust hereby created, the Owner Trustee will act solely as trustee hereunder and not in its individual capacity except as expressly provided herein or in the other Operative Agreements to which it is a party; and all Persons, other than the Trustor as provided in this Agreement, having any claim against the Owner
Trustee by reason of the transactions contemplated hereby shall look only to the Lessor's Estate for payment or satisfaction thereof, except to the extent provided in the last sentence of Section 3.01 hereof.

         Section 3.17. Books and Records: Tax Returns. The Owner Trustee shall be responsible for the keeping of all appropriate books and records relating to its receipt and disbursement of all moneys under this Agreement or any Operative
Agreement and shall, upon the request of the Trustor or its duly authorized representative, make available such books and records at its principal trust office during normal business hours for inspection and copying. The Owner
Trustee agrees to sign and file all returns with respect to Taxes that the Trustor prepares (or causes to be prepared) and directs the Owner Trustee to sign and file. The Owner Trustee, upon request, will furnish the Trustor with all such information as may be reasonably required or necessary from the Owner
Trustee in connection with the preparation of such tax returns and in connection with any other filing or audit and related litigation obligations. At the request of the Trustor, and at the expense of the Lessee, the Owner Trustee shall file an application with the Internal Revenue Service for a taxpayer identification number with respect to the trust created hereunder and prepare or cause to be prepared and sign and/or file the Federal fiduciary tax return with respect to Taxes due and payable by the Trust in connection with the transactions contemplated hereby or by any other Operative Agreement; provided, however, that the Owner Trustee shall send a completed copy of each such return to the Trustor not more than 60 nor less than 30 days prior to the due date of such return; provided that the Owner Trustee shall have timely received all necessary information to complete and deliver to the Trustor such return. The
Trustor, upon request, will furnish the Owner Trustee with all such information as may be required from the Trustor in connection with the preparation of such income tax returns.
The Owner Trustee shall keep copies of all returns delivered to or filed by it.

                                    ARTICLE 4

                              TERMINATION OF TRUST

         Section  4.01.  Termination.  This  Agreement  and the trust  created and  provided for hereby shall cease and be terminated in any one of the following events, whichever shall first occur:

                  (a) The sale or other final disposition by the Owner Trustee of all of its interest in all property constituting or included in the Lessor's Estate and, if the Indenture shall then be in effect, the sale or other disposition by the Indenture Trustee of all of its interest in all property constituting or included in the Lessor's Estate, and the final disposition by the Owner Trustee and, if the Indenture shall then be in effect, the Indenture Trustee, of all moneys or other property or proceeds constituting part of the Lessor's Estate in accordance with the terms hereof; or

                  (b) 21 years less one day from the death of the last survivor of the descendants of Queen Victoria of England living on the date of this Agreement; provided, however, that if the Trust shall be or become valid under applicable law for a period subsequent to 21 years less one day from the death of the last survivor of the descendants of Queen
         Victoria of England living on the date of this Agreement or, without limiting the generality of the foregoing, if legislation shall become effective providing for the validity or permitting the effective grant of such trust for a period, in gross, exceeding the period for which such trust is hereinabove stated to extend and be valid, then such trust shall not terminate as provided in the first part of this sentence but shall extend to and continue in effect until, but only if such non-termination and extension shall then be valid under applicable law, such time as the same shall, under applicable law, cease to be valid.

         Section  4.02.  Termination  at Option of the Trustor.  Notwithstanding
Section 4.01 hereof, this Agreement and the trust created hereby shall terminate and the Trust Estate shall be distributed to the Trustor, and this Agreement shall be of no further force and effect, upon the election of the Trustor by notice to the Owner Trustee, if such notice shall be accompanied by the written agreement (in form and substance satisfactory to the Owner Trustee) of the Trustor assuming all the obligations of the Owner Trustee under or contemplated by the Operative Agreements or incurred by it as trustee hereunder and releasing the Owner Trustee therefrom; provided, however, that such notice may be given only after the time the Lien of the Indenture is discharged under Section 14.01 of the Indenture and the Lease has terminated unless the Trustor shall have received the prior written consent of the Indenture Trustee to any such termination in which case such notice may be given while the Lien of the Indenture is outstanding.

         Section 4.03. Distribution of Lessor's Estate upon Termination. Upon any termination of this trust pursuant to the provisions of Section 4.01 hereof, the Owner Trustee shall convey the Lessor's Estate (subject to all obligations, if any, of the Owner Trustee then existing under the Operative Agreements to which the Owner Trustee is a party) to such purchaser or purchasers or the Trustor, as the case may be, and for such amount and on such terms as shall be specified in written instructions from the Trustor delivered to the Owner
Trustee prior to the date of termination; provided, that (i) if at the time of any termination the Lease remains in force and effect, then the Lessor's Estate shall be sold as a unit (and not in parcels) and subject to the Lease, and (ii) in the event such written instructions are not delivered to the Owner Trustee on or before the date of termination, the Owner Trustee shall transfer title to the Lessor's Estate to the Trustor. Upon making such transfer or sale and accounting for all funds which have come into its hands, the Owner Trustee shall be entitled to receipt of any sums due and owing to the Owner Trustee for expenses incurred pursuant hereto as set forth in Section 2.05 hereof.

                                                         ARTICLE 5

                                              TRANSFER OF BENEFICIAL INTEREST

         The Initial Owner Participant may, on the Delivery Date (or, if earlier, the Transfer Date), assign, convey or otherwise transfer its Beneficial
Interest to one or more Persons to enable the Owner Trustee to purchase the Aircraft pursuant to Section 3.02 of the Participation Agreement.

                                                         ARTICLE 6

                                                       MISCELLANEOUS

         Section 6.01. Indemnification. The Trustor shall assume liability for, and shall indemnify, protect, save and keep harmless SSB from and against any and all liabilities, obligations, losses, damages, penalties, taxes, claims, actions, proceedings, suits, costs (including reasonable attorneys' fees), expenses and disbursements of any kind and nature whatsoever ("Trust Claims") imposed on, incurred by or asserted against the Owner Trustee or SSB, as the case may be (but only to the extent the Owner Trustee or SSB, as the case may be, is not indemnified by the Lessee for such Trust Claims under any Operative
Document or is not indemnified by any other Person for such Trust Claims, within a reasonable time after demand therefor), in any way relating to or arising out of (X) the Trust Estate or any of the properties included therein and (Y) the administration of the Trust Estate or the action of inaction of the Owner
Trustee hereunder or under the Operative Documents including, but not limited to, claims under any Environmental Laws; provided, however, that (a) the Trustor shall not be required to indemnify the Owner Trustee or SSB in the case of (i) willful misconduct, negligence with respect to handling of funds, gross negligence or bad faith of the Owner Trustee or SSB, as the case may be, (ii) the Owner Trustee's or SSB's failure to use ordinary care in the handling of monies constituting part of the Trust Estate, (iii) Taxes of the Owner Trustee or SSB, as the case may be, that are based on or measured by the compensation received by SSB for acting as Owner Trustee hereunder, and (iv) items excluded from indemnification by the Lessee as, as to the extent, provided in Section
8.01(b)(i)-(xiii) and 9.01(b)(i)-(xii) of the Participation Agreement, and (b) the Trustor shall not be required to indemnify with respect to Trust Claims resulting from a breach of the covenants by SSB in Article 3 hereof or Trust
Claims resulting because any representation or warranty of the Owner Trustee or SSB, as the case may be, contained in any Operative Document proves to be untrue or inaccurate or the failure by the Owner Trustee or SSB, as the case may be, to perform or observe any agreements, covenants or conditions to be performed or observed by it in any of the Operative Documents. None of the foregoing exclusions shall limit the obligation of the Trustor to indemnify SSB (but SSB shall still be required to seek indemnification from the Lessee before making a claim against the Trustor hereunder unless such exclusion is otherwise limited under Sections 8.01(b) and 9.01(b) of the Participation Agreement), (i) for actions taken in accordance with written instructions received from the Trustor, and (ii) to the extent such exclusions are attributable to acts or omissions of the Trustor. The payor of any indemnity under this Section 5.01 shall be surrogated to any right of the person indemnified in respect of the matter as to which such indemnity was paid. The indemnities contained in this Section 6.01 shall survive the termination of this Agreement.

         Section 6.02. Limitations on the Trustor's Liability. The Trustor shall not have any liability for the performance of this Agreement except as expressly set forth herein.

         Section 6.03. Fees; Compensation. Except as provided in Section 3.06(e) or 6.01 hereof, the Owner Trustee agrees that it shall have no right against the Trustor or the Trust Estate for any fee as compensation for its services hereunder.

         Section 6.04. Supplements and Amendments. At any time and from time to time, only upon the written request of the Trustor (a) SSB and the Trustor shall execute a supplement hereto for the purpose of adding provisions to, or changing or eliminating provisions of, this Agreement as specified in such request and
(b) the Owner Trustee shall, subject to the provisions of Section 8.01 of the Indenture, enter into or consent to such written amendment or modification of or supplement to any of the Operative Agreements as the Trustor and any other necessary parties may agree to in writing and as may be specified in such request, or execute and deliver such written waiver of the terms of any of the Operative Agreements as may be agreed to in writing by the Trustor and as may be specified in such request; provided, that (i) the Owner Trustee shall not execute any such supplement, amendment, waiver or modification without the prior written consent of the Trustor, (ii) if in the reasonable opinion of the Owner
Trustee any document required to be executed by it pursuant to this Section adversely affects any right or duty of, or immunity or indemnity in favor of, the Owner Trustee under this Agreement or any other Operative Agreement, the Owner Trustee may in its discretion decline to execute such document and (iii) any amendment or supplement to this Agreement shall comply with the provisions of Section 7.13 of the Participation Agreement. It shall not be necessary that any request pursuant to this Section specify the particular form of the proposed document to be executed pursuant to such request, but it shall be sufficient if such request shall indicate the substance thereof. Promptly after the execution by SSB or the Owner Trustee of any document pursuant to this Section, the Owner
Trustee  shall mail a  conformed  copy  thereof to the  Trustor,  the  Indenture
Trustee and the Lessee, but the failure of the Owner Trustee to mail such conformed copies shall not impair or affect the validity of such document.

         Section 6.05. Nature of Title of Trustor. The Trustor shall not have any legal title to any part of the Lessor's Estate. No transfer, by operation of law or otherwise, of the right, title and interest of the Trustor in and to the Lessor's Estate or the trust hereunder shall operate to terminate this Agreement or Lessor's Estate.

         Section 6.06. Power of Owner Trustee to Convey. Any assignment, sale, transfer or other conveyance by the Owner Trustee of the interest of the Owner
Trustee in the Operative Agreements or in the Aircraft or any part thereof pursuant to and in compliance with the terms of this Agreement or the Operative
Agreements shall bind the Trustor and shall be effective to transfer or convey all right, title and interest of the Owner Trustee in and to the Operative
Agreements or the right, title and interest of the Owner Trustee and the Trustor in and to the Aircraft or such part thereof. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such assignment, sale, transfer or conveyance or as to the application of any sale or other proceeds with respect thereto by the Owner
Trustee.

         Section 6.07.  Notices.  All notices,  demands,  declarations  and other  communications  required by this
Agreement shall be given and become effective in the manner prescribed in the Participation Agreement.

         Section  6.08.  Situs of  Trust;  Applicable  Law;  Severability.  THIS
AGREEMENT  SHALL IN ALL  RESPECTS BE GOVERNED BY, AND  CONSTRUED  IN  ACCORDANCE
WITH,  THE INTERNAL LAWS OF THE STATE OF  CONNECTICUT,  INCLUDING ALL MATTERS OF
VALIDITY, CONSTRUCTION AND PERFORMANCE. If any provision of this Agreement shall be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective; provided, that such remaining provisions do not increase the obligations or liabilities of the Owner Trustee or the Trustor.

         Section 6.09. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and permitted assigns, including any successive holder of the Beneficial Interest, but only to the extent the Beneficial Interest has been transferred or assigned in accordance with the limitations of Section 7.03(d) of the Participation Agreement.

         Section  6.10.  Headings  and Table of  Contents.  The  headings of the
Articles and Sections of this Agreement and the Table of Contents are inserted for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

         Section 6.11.  Identification  of Trust.  This trust may for  convenience  be referred to as the "Atlantic
Coast Airlines Trust No. _______________."

         Section 6.12. Counterparts. This instrument may be executed in any number of counterparts or upon separate signature pages bound together in several counterparts, each fully-executed set of which when so executed shall be deemed to be an original, and such counterparts together shall constitute and be one and the same instrument.

         Section 6.13. Trustor Interest. The Trustor has only a beneficial interest in any specific property of this Trust. No creditor of the Trustor shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of this trust (as opposed to the Trustor's beneficial interest in this trust).

         Section 6.14.  Performance by the Trustor.  Any obligation of the Owner
Trustee   hereunder  or  under  any  Operative   Agreement  or  other   document
contemplated  herein may be  performed  by the Trustor and any such  performance shall not be construed as a revocation of the trust created hereby.





         IN WITNESS WHEREOF, SSB and the Trustor have caused this Agreement to be duly executed all as of the date first above written.

                                                     ATLANTIC COAST AIRLINES



                                                     By:
                                                          Name:  ______________________
                                                          Title:  _______________________



                                                     STATE STREET BANK AND TRUST COMPANY
                                                     OF CONNECTICUT, NATIONAL ASSOCIATION



                                                     By:
                                                          Name:  ______________________
                                                          Title:  _______________________
